UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2023

Date of reporting period:	10/31/2023

Item 1 – Reports to Stockholders

PGIM TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Total Return Bond Fund

December 15, 2023

PGIM Total Return Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-1.21	-0.63	1.01	—

(without sales charges)	2.10	0.03	1.34	—

Class C

(with sales charges)	0.30	-0.71	0.59	—

(without sales charges)	1.27	-0.71	0.59	—

Class R

(without sales charges)	1.77	-0.23	1.09	—

Class Z

(without sales charges)	2.28	0.29	1.61	—

Class R2

(without sales charges)	1.88	-0.11	N/A	-0.58 (12/27/2017)

Class R4

(without sales charges)	2.13	0.14	N/A	-0.33 (12/27/2017)

Class R6

(without sales charges)	2.39	0.39	1.70	—

Bloomberg US Aggregate Bond Index

	0.36	-0.06	0.88	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)

Class R2, Class R4

(12/27/2017)

Bloomberg US Aggregate Bond Index	-0.46

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Total Return Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder services fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/23 (%)

AAA	55.0

AA	6.8

A	10.6

BBB	17.6

BB	6.2

B	2.7

CCC	1.0

C	0.1

Not Rated	3.5

Cash/Cash Equivalents	-3.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.66	5.54	5.57

Class C	0.58	5.05	5.04

Class R	0.64	5.49	5.22

Class Z	0.69	6.01	6.00

Class R2	0.65	5.61	5.69

Class R4	0.68	5.86	5.86

Class R6	0.71	6.11	6.09

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Total Return Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Total Return Bond Fund’s Class Z shares returned 2.28% in the 12-month reporting period that ended October 31, 2023, outperforming the 0.36% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

•

In the US, despite the debt ceiling debate and threats of a government shutdown, inflation that remained above the Federal Reserve’s (the Fed’s) 2% target, and geopolitical risks abroad, the economy proved resilient, posting strong growth for the third quarter of 2023 (i.e., annualized gross domestic product (GDP) of 4.9%) that was driven by consumer spending. With that stated, the durability of the third quarter’s economic momentum doesn’t appear to be repeatable. While September’s payrolls report of 336,000 jobs added came in much stronger than economists expected, October’s payrolls report of 150,000 jobs added was less than expected and provided further evidence of labor market rebalancing.

•

Over the reporting period, the Fed tightened monetary policy by an additional 225 basis points (bps). (One basis point equals 0.01%.) The 10-year/2-year US Treasury spread narrowed from —0.41% as of October 31, 2022 to —0.19% as of October 31, 2023, while the 10-year US Treasury yield rose by 79 bps to end the reporting period at 4.88%.

•

Interest rate volatility increased as markets sought to price in both the aggressive Federal Open Market Committee (FOMC) policy tightening and the potential for a hard landing. Toward the end of the reporting period, macroeconomic and market conditions raised hopes of a soft landing as the FOMC held interest rates steady, and Fed Chairman Jerome Powell acknowledged that higher yields on US Treasuries have aided in the tightening of financial conditions. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.) These tighter financial conditions weighed on US bond market performance over the reporting period.

•

In the elevated volatility environment, US investment-grade corporate spreads tightened as expectations for a hard landing dissipated, and fundamentals remained solid. US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. After posting steep losses in 2022, the emerging-markets sector posted positive total returns, and spreads tightened through October 2023. Meanwhile, agency mortgage-backed securities (MBS) posted negative returns over the reporting period, as elevated interest-rate volatility weighed on the sector over the first half of the reporting period.

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What worked?

•	Overall sector allocation and security selection both contributed to the Fund’s performance during the reporting period.

•	Within sector allocation, overweights relative to the Index to CLOs, high yield, and CMBS, along with an underweight to MBS, contributed the most.

•	Within security selection, positioning in investment-grade corporates, non-agency MBS, CLOs, and emerging markets contributed the most.

•	Within credit, positioning in foreign non-corporates, banking, and retailers & restaurants contributed to results.

•	In individual security selection, the Fund benefited from positioning in J.P. Morgan Chase &Co. (banking), UBS Group AG (banking), and EG Global Finance plc (retailers & restaurants).

•	The Fund’s duration positioning contributed to relative returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

•	While overall sector allocation contributed, an underweight relative to the Index to investment-grade corporates detracted from the Fund’s returns during the reporting period.

•	While overall security selection contributed, selection in high yield and US Treasuries detracted.

•	Within credit, positioning in media & entertainment and cable & satellite detracted.

•	In individual security selection, the Fund’s positioning in CSC Holdings LLC (cable & satellite), Diamond Sports Group (media & entertainment), and HSBC Holdings plc (banking) detracted.

•

The Fund’s yield curve positioning detracted from returns. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate sovereign futures and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance. The Fund also held positions in a credit default swap index to hedge credit risk, which also detracted from performance.

Current outlook

•	The main forces pushing the yield curve higher are the central banks and a heavy supply of government bond issuance. In PGIM Fixed Income’s view, upward

PGIM Total Return Bond Fund    9

Strategy and Performance Overview* (continued)

momentum in long-dated yields could easily continue through year-end—pushing US Treasuries toward 5% and German Bunds to 3%—and yields could go beyond those levels if fundamentals heat up again.

•

PGIM Fixed Income believes that the Fed is at or nearing the end of its aggressive tightening cycle. With inflation in the US receding, the real question is where it troughs and whether it is within an acceptable tolerance band for the Fed. After a series of hikes, the Fed once again held rates steady at the November 2023 FOMC meeting. While there were no surprises in the “higher-for-longer” interest rate messaging, it was reiterated that monetary policy works with an uncertain lag. Fed officials are increasingly expressing a desire to “wait and watch” the incoming data for signs that the effects of prior hikes transmit to the real economy and whether the October surge in market-determined rates provided the last dose of tightening in financial conditions.

•

As the economic backdrop slows and revenue growth begins to run slower than wage growth, PGIM Fixed Income expects companies will first cut hours, then wages, and then head count. If revenue growth continues to run slower than wage growth, the risk of further cuts to head count would grow—a scenario consistent with PGIM Fixed Income’s baseline US economic view whereby tight monetary, fiscal, and credit conditions slow momentum to a below-trend pace of real GDP. Under this “weakflation” scenario, PGIM Fixed Income still expects real GDP growth of between 1.0%-1.5%, inflation descending to 2.5%-3.0%, and the Fed “fine-tuning” its policy rates, with 50 bps of easing next year.

•

With the final quarter of 2023 underway, the gradual loosening of several structural anchors continues to shape PGIM Fixed Income’s economic outlook. As the anchors give way, they are affecting global regions differently, and the growing dispersion across the global economy is evident in the latest adjustments to PGIM Fixed Income’s economic scenarios. PGIM Fixed Income’s base case envisions bullish market fundamentals continuing to develop as they have in recent months, coming to the fore as a market driver moving toward and into 2024.

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight relative to the Index to investment-grade corporates, high yield, securitized products (CLOs and CMBS), and emerging markets. The Fund holds a significant underweight relative to the Index to MBS and US Treasuries in favor of more attractive opportunities across spread sectors.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Total Return Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Total Return Bond Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$949.40	0.76%	$3.73
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Class C	Actual	$1,000.00	$945.00	1.49%	$7.30
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Class R	Actual	$1,000.00	$948.30	1.01%	$4.96
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
Class Z	Actual	$1,000.00	$950.40	0.49%	$2.41
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50
Class R2	Actual	$1,000.00	$948.60	0.89%	$4.37
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Class R4	Actual	$1,000.00	$949.80	0.64%	$3.15
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26
Class R6	Actual	$1,000.00	$951.00	0.39%	$1.92
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 102.9%

ASSET-BACKED SECURITIES 25.4%

Automobiles 1.0%

Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class D, 144A	3.040%	09/22/25		20,000	$19,136,298
Series 2020-02A, Class A, 144A	2.020	02/20/27		27,000	24,593,890
Series 2023-08A, Class A, 144A	6.020	02/20/30		55,400	54,318,116
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	6,600	4,517,793
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	6,600	4,558,343
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740	04/15/33		17,892	16,243,886
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		91,400	79,974,817
Series 2021-02A, Class B, 144A	2.120	12/27/27		10,100	8,846,002
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A	2.050	12/26/25		6,200	5,898,632
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28		17,328	19,811,285
Series 2020-02, Class D, 144A	1.487	02/25/28		90	89,134
Series 2020-02, Class R, 144A	31.355	02/25/28		6,262	7,402,068
Series 2021-01, Class E, 144A	2.365	09/25/28		545	534,676
Series 2021-01, Class F, 144A	4.280	09/25/28		3,800	3,618,624
Series 2021-01, Class R, 144A	28.348	09/25/28		5,842	6,830,498
Series 2021-02, Class F, 144A	4.393	12/26/28		6,163	5,778,044
Series 2021-02, Class G, 144A	8.482	12/26/28		4,100	3,856,230
Series 2021-03, Class F, 144A	3.694	02/26/29		2,900	2,584,032
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		101,980	98,743,236
Series 2019-01A, Class B, 144A	3.950	11/14/28		25,000	23,630,423
Series 2022-01A, Class D, 144A	5.900	12/16/30		8,465	8,084,680
Santander Bank, NA,
Series 2021-01A, Class E, 144A	6.171	12/15/31		4,250	3,824,348
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class R, 144A	0.000	08/15/28		27	1,336,365

					404,211,420

Collateralized Loan Obligations 23.0%

AGL CLO Ltd. (Cayman Islands), Series 2020-05A, Class A1R, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.837(c)	07/20/34		7,000	6,953,842

See Notes to Financial Statements.

PGIM Total Return Bond Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

AlbaCore EURO CLO DAC (Ireland), Series 02A, Class A2, 144A, 3 Month EURIBOR + 1.000% (Cap 3.200%, Floor 1.000%)	3.200%(c)	06/15/34	EUR	24,500	$24,549,650
Allegro CLO Ltd. (Cayman Islands), Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.755(c)	07/15/31		134,269	133,866,035
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2020-16A, Class A1R, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.858(c)	01/19/35		57,250	56,744,362
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	6.806(c)	04/20/35		21,000	20,745,879
Anchorage Capital Europe CLO DAC (Ireland), Series 02A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	4.815(c)	04/15/34	EUR	47,000	48,361,470
Ares CLO Ltd. (Cayman Islands), Series 2021-61A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.827(c)	10/20/34		13,500	13,386,790
Ares European CLO DAC (Ireland), Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)	4.735(c)	04/15/32	EUR	39,750	41,344,670
Armada Euro CLO DAC (Ireland), Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	4.541(c)	11/15/31	EUR	60,029	62,626,563
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	13,238	13,279,589
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2016-07A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.750(c)	11/27/31		76,308	76,049,952
Atlas Senior Loan Fund XXI Ltd. (United Kingdom), Series 2023-21A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.526(c)	07/20/35		163,250	163,903,163
Aurium CLO DAC (Ireland), Series 02A, Class A1RR, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	4.864(c)	06/22/34	EUR	52,000	53,506,131
Series 02A, Class A2RR, 144A, 3 Month EURIBOR + 1.180% (Cap 3.280%, Floor 1.180%)	3.280(c)	06/22/34	EUR	22,500	22,490,764
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.262%)	6.634(c)	04/23/31		9,026	8,978,348
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.422%)	6.834(c)	10/21/34		141,000	139,590,000

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Bain Capital Euro CLO DAC (Ireland), Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 0.880% (Cap N/A, Floor 0.880%)	4.845%(c)	07/15/34	EUR	47,750	$49,063,057
Barings CLO Ltd. (Ireland), Series 2019-01A, Class A, 144A, 3 Month EURIBOR + 0.960% (Cap N/A, Floor 0.960%)	4.925(c)	04/15/36	EUR	13,600	13,857,774
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.665(c)	10/15/33		15,175	15,120,315
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	6.777(c)	01/20/34		148,400	147,354,938
Barrow Hanley CLO Ltd. (Cayman Islands), Series 2023-02A, Class A1, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)	7.389(c)	10/20/35		151,000	151,390,546
Battalion CLO Ltd. (Cayman Islands), Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.810(c)	04/24/34		114,000	112,485,385
Series 2019-16A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.797(c)	12/19/32		92,500	91,755,273
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2020-21A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.825(c)	10/15/34		73,525	72,651,141
Blackrock European CLO Designated Activity Co. (Ireland), Series 03A, Class AR, 144A, 3 Month EURIBOR + 0.880% (Cap N/A, Floor 0.880%)	4.852(c)	07/19/35	EUR	105,500	108,292,764
BlueMountain CLO Ltd. (Cayman Islands), Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.761(c)	08/20/32		118,500	117,137,250
BlueMountain Fuji Eur CLO DAC (Ireland), Series 05A, Class B, 144A, 3 Month EURIBOR + 1.550% (Cap N/A, Floor 1.550%)	5.515(c)	01/15/33	EUR	13,200	13,417,812
BNPP AM Euro CLO DAC (Ireland), Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	4.565(c)	04/15/31	EUR	47,051	48,759,189
Bosphorus CLO DAC (Ireland), Series 06A, Class A, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	4.676(c)	05/25/34	EUR	123,800	127,614,385
Broad River BSL Funding CLO Ltd. (Cayman Islands), Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.847(c)	07/20/34		19,410	19,202,387

See Notes to Financial Statements.

PGIM Total Return Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.755%(c)	04/15/32		51,300	$50,699,144
Capital Four CLO DAC (Ireland),
Series 06A, Class A1, 144A, 3 Month EURIBOR + 1.730% (Cap N/A, Floor 1.730%)	5.717(c)	10/25/36	EUR	85,250	89,608,767
Series 06A, Class B, 144A, 3 Month EURIBOR + 2.450% (Cap N/A, Floor 2.450%)	6.437(c)	10/25/36	EUR	19,000	20,001,623
Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.595(c)	03/15/32	EUR	172,250	179,034,206
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 0.000%)	6.699(c)	07/27/31		2,338	2,332,100
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.757(c)	01/20/32		66,012	65,616,372
Carlyle Global Market Strategies Euro CLO DAC (Ireland),
Series 2014-03A, Class AA1R, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	4.686(c)	01/25/32	EUR	24,455	25,463,391
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 0.000%)	6.697(c)	04/20/31		6,285	6,265,207
Series 2019-01A, Class A1AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.757(c)	04/20/31		16,500	16,420,853
Series 2021-05A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.797(c)	07/20/34		170,500	168,479,814
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.357% (Cap N/A, Floor 1.095%)	6.735(c)	01/25/33		160,750	159,821,186
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.857(c)	01/20/35		72,425	71,757,292
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.857(c)	07/20/34		89,850	88,763,336
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	5.015(c)	01/15/34	EUR	68,500	70,983,554
CIFC Funding Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)	6.795(c)	07/15/34		61,250	60,577,702

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Crestline Denali CLO Ltd. (Cayman Islands),
Series 2018-01A, Class AR, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.060%)	6.715%(c)	10/15/31		132,000	$131,050,128
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.867(c)	07/20/34		59,500	59,050,763
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.784(c)	01/17/34		102,500	101,176,991
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	5,270	5,286,248
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)	4.475(c)	09/15/31	EUR	110,558	115,041,421
Series 12A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.752(c)	01/23/32	EUR	236,197	245,543,288
Series 12A, Class B2R, 144A	2.100	01/23/32	EUR	15,000	14,095,963
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	4.666(c)	05/22/32	EUR	43,650	45,498,766
Series 21A, Class A1, 144A, 3 Month EURIBOR + 0.960% (Cap N/A, Floor 0.960%)	4.894(c)	09/22/34	EUR	15,000	15,433,469
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	6.885(c)	10/15/29		9,679	9,661,944
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)	6.935(c)	07/15/29		3,391	3,373,312
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.775(c)	07/15/31		102,096	101,688,105
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.845(c)	07/15/34		50,600	50,081,831
Series 2021-14A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	10/20/34		88,000	86,970,030
Series 2023-17A, Class A1, 144A, 3 Month SOFR + 1.870% (Cap N/A, Floor 1.870%)^	7.234(c)	10/20/36		25,750	25,750,000
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)	6.827(c)	04/20/34		112,250	111,576,500
Gallatin CLO Ltd. (Bermuda),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	7.435(c)	10/14/35		115,000	114,955,518
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)	6.665(c)	04/15/31		84,184	83,818,966

See Notes to Financial Statements.

PGIM Total Return Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Greenwood Park CLO Ltd. (Cayman Islands), (cont’d.)
Series 2018-01A, Class B, 144A, 3 Month SOFR + 1.662% (Cap N/A, Floor 0.000%)	7.055%(c)	04/15/31		10,000	$9,825,000
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)	6.670(c)	04/26/31		32,705	32,556,386
Henley CLO DAC (Ireland),
Series 03A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)	4.926(c)	12/25/35	EUR	43,250	44,337,180
Series 05A, Class B2, 144A	2.100	10/25/34	EUR	15,000	13,409,581
HPC Investment Partners CLO,
Series 2013-02RR, Class A1A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 0.000%)	6.837(c)	10/20/29		8,283	8,266,230
Series 2013-02RR, Class A2, 144A, 3 Month SOFR + 1.887% (Cap N/A, Floor 0.000%)	7.302(c)	10/20/29		1,025	1,017,927
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.651(c)	05/06/30		35,029	34,954,116
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)	6.631(c)	02/05/31		6,766	6,727,455
Series 2016-10A, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.817(c)	04/20/34		11,500	11,429,905
Invesco Euro CLO DAC (Ireland),
Series 04A, Class B2, 144A	1.950	04/15/33	EUR	10,000	9,098,968
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 0.000%)	6.852(c)	10/20/31		156,509	155,412,767
Jubilee CLO DAC (Ireland),
Series 2013-10A, Class A1RR, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	4.795(c)	07/15/34	EUR	21,317	21,847,687
Series 2013-10A, Class A2RR, 144A, 3 Month EURIBOR + 1.000% (Cap 3.100%, Floor 1.000%)	3.100(c)	07/15/34	EUR	30,000	29,785,349
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.835(c)	01/15/31		1,217	1,213,041
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.847(c)	07/20/34		89,750	89,344,940
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.847(c)	10/20/34		15,750	15,594,771

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.837%(c)	07/20/34		112,750	$111,891,657
Madison Park Euro Funding DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	4.765(c)	07/15/32	EUR	94,380	97,793,318
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-19A, Class A1R2, 144A, 3 Month SOFR + 1.182% (Cap N/A, Floor 0.920%)	6.594(c)	01/22/28		2,825	2,814,845
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)	6.735(c)	10/15/32		136,000	135,266,062
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.784(c)	07/17/34		94,500	93,664,535
Series 2021-59A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.797(c)	01/18/34		49,525	49,304,614
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.794(c)	04/21/31		30,716	30,457,900
Series 2014-03A, Class BR, 144A, 3 Month SOFR + 2.062% (Cap N/A, Floor 1.800%)	7.474(c)	04/21/31		17,500	17,134,966
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.827(c)	07/20/31		48,510	48,291,268
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.687(c)	10/12/30		112,471	111,654,712
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)	6.905(c)	10/15/34		47,700	47,234,014
Northwoods Capital Euro DAC (Ireland),
Series 2020-21A, Class A1R, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	4.872(c)	07/22/34	EUR	98,400	101,039,153
Series 2020-21A, Class A2R, 144A, 3 Month EURIBOR + 1.150% (Cap 3.200%, Floor 1.150%)	3.200(c)	07/22/34	EUR	19,000	18,930,084
OAK Hill European Credit Partners DAC (Ireland),
Series 2017-06A, Class A1, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	4.723(c)	01/20/32	EUR	23,647	24,700,029
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.784(c)	04/22/30		105,500	104,677,701
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.674(c)	07/17/29		8,105	8,055,429

See Notes to Financial Statements.

PGIM Total Return Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

OZLM Ltd. (Cayman Islands), (cont’d.)
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)	6.902%(c)	10/30/30		2,045	$2,041,202
Series 2018-20A, Class A1, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)	6.727(c)	04/20/31		89,932	89,583,909
OZLME DAC (Ireland),
Series 03A, Class A1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.558(c)	08/24/30	EUR	63,554	66,340,319
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.392%)	6.771(c)	05/21/34		144,500	143,252,329
Palmer Square European CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	4.895(c)	04/15/35	EUR	15,000	15,432,863
Series 2021-02A, Class A2, 144A, 3 Month EURIBOR + 1.300% (Cap 3.400%, Floor 1.300%)	3.400(c)	04/15/35	EUR	10,500	10,514,947
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 0.000%)	6.805(c)	07/15/31		66,049	65,673,926
Providus CLO DAC (Ireland),
Series 02A, Class AR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.715(c)	07/15/31	EUR	201,986	210,186,412
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.681(c)	02/20/30		737	734,001
Regatta Funding Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.827(c)	01/20/35		19,317	19,200,045
Regatta VII Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.809(c)	06/20/34		40,600	40,300,226
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.857(c)	10/20/34		97,000	95,872,705
Series 2023-01A, Class A, 144A	— (p)	01/20/36		53,500	53,480,900
Series 2023-01A, Class B, 144A	— (p)	01/20/36		20,000	19,992,860
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 1.175%)	6.815(c)	07/25/31		35,623	35,442,876

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Romark WM-R Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.707%(c)	04/20/31		37,503	$37,250,952
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)	6.731(c)	05/07/31		60,078	59,643,992
Series 2017-10A, Class BR, 144A, 3 Month SOFR + 1.812% (Cap N/A, Floor 0.000%)	7.227(c)	04/20/29		33,250	32,661,046
Signal Peak CLO Ltd., Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.750(c)	04/25/31		2,425	2,416,051
Sound Point CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1R, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)	6.657(c)	10/20/30		3,133	3,117,721
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.757(c)	01/20/32		21,830	21,632,609
St. Pauls CLO DAC (Ireland), Series 02A, Class AR4, 144A, 3 Month EURIBOR + 0.980% (Cap N/A, Floor 0.980%)	4.936(c)	10/25/35	EUR	34,750	35,582,484
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	4.786(c)	04/25/30	EUR	103,835	108,199,259
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)	4.525(c)	02/20/30	EUR	105,250	109,639,622
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)	4.865(c)	07/18/34	EUR	90,050	92,694,401
Symphony CLO Ltd. (Cayman Islands), Series 2016-18A, Class A1RR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.774(c)	07/23/33		121,000	120,267,720
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.832(c)	10/29/34		141,000	139,167,902
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.837(c)	04/20/34		47,500	47,122,969
Telos CLO Ltd. (Cayman Islands), Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)	6.904(c)	01/17/30		46,419	46,150,019
TIAA CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 0.000%)	6.877(c)	07/20/31		3,105	3,089,989

See Notes to Financial Statements.

PGIM Total Return Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Tikehau CLO DAC (Ireland), Series 04A, Class A1, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)	4.865%(c)	10/15/31	EUR	50,575	$52,727,667
Tikehau US CLO Ltd. (Bermuda), Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.466(c)	07/15/34		47,250	47,364,180
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	4.946(c)	07/25/34	EUR	98,050	100,973,452
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	4.955(c)	07/15/34	EUR	115,250	118,709,724
Trimaran Cavu Ltd., Series 2019-01A, Class B, 144A, 3 Month SOFR + 2.462% (Cap N/A, Floor 2.200%)	7.877(c)	07/20/32		33,500	33,503,233
Trinitas CLO Ltd. (Cayman Islands), Series 2018-08A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.777(c)	07/20/31		63,190	62,730,969
Trinitas CLO Ltd. (Bermuda), Series 2023-22A, Class A1, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	7.266(c)	07/20/36		101,500	101,359,362
Vendome Funding CLO Ltd. (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.950% (Cap N/A, Floor 0.950%)	4.943(c)	07/20/34	EUR	73,900	76,012,247
Series 01A, Class A2R, 144A, 3 Month EURIBOR + 1.300% (Cap 3.400%, Floor 1.300%)	3.400(c)	07/20/34	EUR	24,000	24,046,892
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)	6.915(c)	01/15/32		38,750	38,461,727
Series 2018-32A, Class A1, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.757(c)	07/18/31		38,135	37,818,415
Series 2021-42A, Class A1A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.785(c)	04/15/34		10,000	9,827,763
Vibrant CLO Ltd. (Cayman Islands), Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)	6.797(c)	07/20/31		177,474	175,935,487
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.744(c)	10/17/32		139,500	138,924,716
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.818(c)	07/19/34		121,000	119,773,931

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Voya Euro CLO DAC (Ireland),
Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.715%(c)	10/15/30	EUR	47,462	$49,432,830
Series 04A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)	4.935(c)	10/15/34	EUR	81,870	84,070,416
Warwick Capital CLO Ltd. (United Kingdom), Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	7.327(c)	01/15/37		50,000	50,000,000
Wellfleet CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	10/20/31		18,500	18,390,062
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)	6.945(c)	04/15/30		34,256	34,106,486
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	07/20/31		125,924	125,331,230

					9,084,275,849

Consumer Loans 0.5%

Fairstone Financial Issuance Trust (Canada), Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	20,600	14,381,154
Lending Funding Trust, Series 2020-02A, Class A, 144A	2.320	04/21/31		15,900	14,132,034
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 144A	2.190	08/21/34		20,543	19,969,747
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32		530	529,133
Series 2020-02A, Class A, 144A	1.750	09/14/35		68,400	61,232,357
Series 2023-01A, Class D, 144A	7.490	06/14/38		1,300	1,253,213
Series 2023-02A, Class C, 144A	6.740	09/15/36		20,700	20,168,925
Series 2023-02A, Class D, 144A	7.520	09/15/36		25,130	24,499,843
Oportun Funding XIII LLC, Series 2019-A, Class A, 144A	3.080	08/08/25		13,965	13,857,909
Oportun Funding XIV LLC, Series 2021-A, Class A, 144A	1.210	03/08/28		21,548	20,409,495

					190,433,810

Home Equity Loans 0.2%

ABFC Trust, Series 2003-OPT01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)	6.079(c)	04/25/33		1,636	1,596,628

See Notes to Financial Statements.

PGIM Total Return Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Accredited Mortgage Loan Trust, Series 2004-04, Class A2D, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)	4.861%(c)	01/25/35	171	$161,213
ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE01, Class M1, 1 Month SOFR + 1.089% (Cap N/A, Floor 0.975%)	6.414(c)	11/25/33	343	325,272
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-11, Class AV2, 1 Month SOFR + 0.854% (Cap N/A, Floor 0.740%)	4.974(c)	12/25/33	645	614,472
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W10, Class M2, 1 Month SOFR + 2.589% (Cap N/A, Floor 2.475%)	3.553(c)	01/25/34	11	10,475
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE09, Class M1, 1 Month SOFR + 1.089% (Cap N/A, Floor 0.975%)	6.414(c)	12/25/34	1,185	1,029,357
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE08, Class M1, 1 Month SOFR + 1.089% (Cap N/A, Floor 0.975%)	6.414(c)	09/25/34	206	194,579
Bear Stearns Asset-Backed Securities Trust, Series 2002-02, Class A2, 1 Month SOFR + 1.314% (Cap 11.000%, Floor 1.200%)	6.639(c)	10/25/32	3	3,047
CDC Mortgage Capital Trust, Series 2003-HE03, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)	6.489(c)	11/25/33	169	166,714
Floating Rate Mortgage Pass-Through Certificates, Series 2001-02, Class M3, 1 Month SOFR + 3.039% (Cap N/A, Floor 2.925%)	8.364(c)	10/25/31	32	31,451
GSAA Trust, Series 2006-07, Class AF2	5.995(cc)	03/25/46	596	215,718
Home Equity Asset Trust,
Series 2003-03, Class M1, 1 Month SOFR + 1.404% (Cap N/A, Floor 1.290%)	6.729(c)	08/25/33	378	360,148
Series 2004-07, Class M1, 1 Month SOFR + 1.044% (Cap N/A, Floor 0.930%)	6.369(c)	01/25/35	28	27,648
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	7.021(c)	03/25/54	8,450	8,455,133

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Merrill Lynch Mortgage Investors Trust, Series 2003-OPT01, Class A3, 1 Month SOFR + 0.834% (Cap N/A, Floor 0.720%)	6.159%(c)	07/25/34	151	$144,359
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC05, Class M1, 1 Month SOFR + 1.389% (Cap N/A, Floor 1.275%)	6.714(c)	04/25/33	242	245,954
Series 2004-HE03, Class A4, 1 Month SOFR + 0.914% (Cap N/A, Floor 0.800%)	6.239(c)	03/25/34	483	444,133
Series 2004-HE08, Class A7, 1 Month SOFR + 1.174% (Cap N/A, Floor 1.060%)	6.499(c)	09/25/34	663	599,991
New Century Home Equity Loan Trust,
Series 2003-A, Class A, 144A, 1 Month SOFR + 0.834% (Cap N/A, Floor 0.720%)	3.675(c)	10/25/33	936	881,026
Series 2004-01, Class M1, 1 Month SOFR + 0.999% (Cap 11.500%, Floor 0.885%)	6.324(c)	05/25/34	279	267,289
Towd Point Mortgage Trust, Series 2023-CES02, Class A1A, 144A	7.294(cc)	10/25/63	45,400	45,631,903

				61,406,510

Other 0.2%

Loandepot GMSR Master Trust, Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	8.245(c)	10/16/25	24,950	22,993,598
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)	8.239(c)	06/25/24	66,670	64,985,336

				87,978,934

Residential Mortgage-Backed Securities 0.3%

Chase Funding Trust, Series 2002-02, Class 1A5	6.333(cc)	04/25/32	28	27,540
Countrywide Asset-Backed Certificates,
Series 2003-BC05, Class 2A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)	6.139(c)	12/25/33	370	353,031
Series 2004-03, Class 3A3, 1 Month SOFR + 0.874% (Cap N/A, Floor 0.760%)	6.199(c)	08/25/34	43	42,834
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month SOFR + 0.534% (Cap N/A, Floor 0.420%)	5.859(c)	08/25/34	2,726	2,499,023
Series 2004-06, Class 2A4, 1 Month SOFR + 1.014% (Cap N/A, Floor 0.900%)	6.339(c)	11/25/34	223	206,866

See Notes to Financial Statements.

PGIM Total Return Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Countrywide Asset-Backed Certificates Trust, (cont’d.)
Series 2004-06, Class 2A5, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)	6.219%(c)	11/25/34		247	$228,569
Series 2004-BC04, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)	6.489(c)	11/25/34		279	274,213
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A	4.322	07/25/50		16,724	14,123,550
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB08, Class M1, 1 Month SOFR + 0.909% (Cap N/A, Floor 0.795%)	3.637(c)	12/25/35		567	549,121
GSAMP Trust,
Series 2004-AR01, Class M1, 1 Month SOFR + 1.089% (Cap N/A, Floor 0.975%)	6.414(c)	06/25/34		1,339	1,289,613
Series 2005-HE03, Class M3, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)	6.489(c)	06/25/35		195	197,499
Long Beach Mortgage Loan Trust, Series 2004-02, Class M1, 1 Month SOFR + 0.909% (Cap N/A, Floor 0.795%)	6.234(c)	06/25/34		88	84,027
LSF11 Boson Investments Sarl Compartment 2 (Spain), Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)	5.826(c)	11/25/60	EUR	21,577	21,798,689
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A2A, 1 Month SOFR + 0.834% (Cap N/A, Floor 0.720%)	6.159(c)	06/25/35		234	235,010
Series 2004-WMC03, Class M2, 1 Month SOFR + 1.959% (Cap N/A, Floor 1.845%)	7.284(c)	01/25/35		1,292	1,228,685
Rathlin Residential DAC (Ireland), Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	5.845(c)	09/27/75	EUR	44,144	45,513,956
Specialty Underwriting & Residential Finance Trust, Series 2003-BC02, Class M1, 1 Month SOFR + 1.239% (Cap N/A, Floor 1.125%)	6.564(c)	06/25/34		497	468,950
Structured Asset Investment Loan Trust,
Series 2003-BC07, Class 3A2, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	6.389(c)	07/25/33		507	480,978
Series 2003-BC10, Class A4, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)	6.439(c)	10/25/33		124	125,433
Series 2004-BNC01, Class A2, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)	6.434(c)	09/25/34		780	742,196

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Structured Asset Investment Loan Trust, (cont’d.) Series 2004-BNC01, Class A4, 1 Month SOFR + 1.054% (Cap N/A, Floor 0.940%)	6.374%(c)	09/25/34		549		$518,922
TFS (Spain),
Series 2018-03, Class A1^	0.000(s)	04/16/40	EUR	—(r	)	1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	7.122(c)	03/15/26	EUR	48,419		43,547,114

						134,535,820

Student Loans 0.2%

Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000	02/25/43		82,210		16,533,414
Series 2018-C, Class A, 144A	0.000(cc)	08/25/43		19,407		17,800,969
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		23,043		21,240,330
Series 2019-A, Class R, 144A	0.000	10/25/48		36,513		7,022,371
SoFi RR Funding III Trust, Series 2020-01, Class A, 144A, 1 Month SOFR + 2.364% (Cap N/A, Floor 1.250%)	7.689(c)	11/29/24		28,082		28,078,940

						90,676,024

TOTAL ASSET-BACKED SECURITIES (cost $10,593,712,192)						10,053,518,367

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.7%

20 Times Square Trust,
Series 2018-20TS, Class G, 144A (original cost $35,678,061; purchased 05/09/18)(f)	3.100(cc)	05/15/35		39,245		26,686,608
Series 2018-20TS, Class H, 144A (original cost $35,625,556; purchased 05/09/18)(f)	3.100(cc)	05/15/35		40,253		26,566,658
Assurant Commercial Mortgage Trust, Series 2016-01A, Class B, 144A	4.222(cc)	05/15/49		7,683		6,954,926
BANK,
Series 2017-BNK08, Class A3	3.229	11/15/50		8,521		7,638,647
Series 2019-BN20, Class A2	2.758	09/15/62		49,788		40,603,479
Series 2019-BN21, Class XB, IO	0.358(cc)	10/17/52		206,158		3,730,841
Series 2019-BN24, Class A2	2.707	11/15/62		70,000		57,387,414
Series 2020-BN29, Class A3	1.742	11/15/53		37,450		26,975,411
Series 2023-BNK46, Class A21	6.724(cc)	08/15/56		74,030		74,353,778
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2016-UB10, Class A3	2.903	07/15/49		2,096		1,935,997

See Notes to Financial Statements.

PGIM Total Return Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

BANK5,
Series 2023-5YR02, Class A3	6.656%(cc)	07/15/56	96,500	$97,345,311
Series 2023-5YR02, Class XA, IO	0.536(cc)	07/15/56	174,377	3,833,723
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937	08/14/36	17,450	15,098,396
Series 2016-ETC, Class B, 144A	3.189	08/14/36	6,970	5,853,704
Series 2016-ETC, Class C, 144A	3.391	08/14/36	5,770	4,699,194
Series 2016-ETC, Class D, 144A	3.609(cc)	08/14/36	21,720	16,942,045
Series 2016-ETC, Class E, 144A	3.609(cc)	08/14/36	13,900	10,113,115
Series 2018-CHRS, Class D, 144A	4.267(cc)	08/05/38	19,295	12,987,953
Series 2019-C03, Class A3	3.319	05/15/52	30,000	26,157,084
Series 2020-BID, Class A, 144A, 1 Month SOFR + 2.254% (Cap N/A, Floor 2.140%)	7.589(c)	10/15/37	35,000	33,945,964
Series 2020-C08, Class XB, IO	1.022(cc)	10/15/53	119,592	7,088,337
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966	08/10/33	16,700	15,319,438
Benchmark Mortgage Trust,
Series 2018-B02, Class A3	3.544	02/15/51	16,250	15,282,854
Series 2019-B10, Class A3	3.455	03/15/62	40,000	34,953,116
Series 2019-B11, Class A4	3.281	05/15/52	61,825	52,795,007
Series 2019-B12, Class A4	2.859	08/15/52	81,000	68,230,002
Series 2019-B13, Class A3	2.701	08/15/57	38,700	32,185,273
Series 2019-B14, Class A3	3.090	12/15/62	48,180	43,248,319
Series 2019-B14, Class A4	2.795	12/15/62	57,600	47,340,288
Series 2020-B17, Class A4	2.042	03/15/53	95,550	73,344,390
Series 2020-B20, Class A3	1.945	10/15/53	13,000	10,398,609
Series 2020-B21, Class A4	1.704	12/17/53	37,450	28,215,373
Series 2023-V03, Class A3	6.363(cc)	07/15/56	30,000	30,008,568
BMO Mortgage Trust, Series 2023-C05, Class A2	6.518	06/15/56	25,000	24,617,923
BPR Trust, Series 2023-BRK02, Class A, 144A	7.146(cc)	11/05/28	77,500	76,768,075
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.000%)	7.449(c)	10/15/36	46,300	45,599,243
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.300%)	7.749(c)	10/15/36	90,857	88,979,368
CCUBS Commercial Mortgage Trust, Series 2017-C01, Class A3	3.283(cc)	11/15/50	37,610	33,493,236
CD Mortgage Trust,
Series 2017-CD04, Class A3	3.248	05/10/50	55,314	50,008,852
Series 2017-CD06, Class A4	3.190	11/13/50	81,000	73,144,912
Series 2018-CD07, Class A3	4.013	08/15/51	27,103	24,230,713

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

CENT Trust, Series 2023-CITY, Class A, 144A, 1 Month SOFR + 2.620% (Cap N/A, Floor 2.620%)	7.955%(c)	09/15/28	83,750	$84,011,936
CF Mortgage Trust, Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	23,163	21,761,541
CFK Trust,
Series 2019-FAX, Class A, 144A	4.075	01/15/39	14,250	12,756,302
Series 2019-FAX, Class B, 144A	4.362	01/15/39	21,052	18,510,744
CG-CCRE Commercial Mortgage Trust, Series 2014-FL02, Class A, 144A, 1 Month SOFR + 1.968% (Cap N/A, Floor 1.854%)	7.303(c)	11/15/31	1,756	1,753,736
CGMS Commercial Mortgage Trust, Series 2017-B01, Class A3	3.197	08/15/50	19,353	17,433,214
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class XB, IO	0.053(cc)	09/15/48	58,898	48,538
Series 2017-C04, Class A3	3.209	10/12/50	64,336	57,536,781
Series 2017-P07, Class A3	3.442	04/14/50	15,680	14,293,388
Series 2019-GC41, Class A4	2.620	08/10/56	105,000	86,551,290
Series 2019-SMRT, Class D, 144A	4.745(cc)	01/10/36	11,000	10,980,289
Series 2020-GC46, Class A4	2.477	02/15/53	90,000	71,867,034
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778(cc)	11/10/31	40,376	36,237,460
Series 2016-CLNE, Class C, 144A	2.778(cc)	11/10/31	15,000	13,162,500
Cold Storage Trust, Series 2020-ICE05, Class E, 144A, 1 Month SOFR + 2.880% (Cap N/A, Floor 2.766%)	8.216(c)	11/15/37	50,860	50,221,821
Commercial Mortgage Trust,
Series 2014-UBS03, Class A3	3.546	06/10/47	11,700	11,566,139
Series 2014-UBS04, Class A4	3.420	08/10/47	10,096	9,879,772
Series 2014-UBS04, Class A5	3.694	08/10/47	8,180	7,969,211
Series 2014-UBS06, Class A4	3.378	12/10/47	10,834	10,545,616
Series 2016-COR01, Class A4	3.091	10/10/49	6,400	5,765,814
Series 2017-COR02, Class A2	3.239	09/10/50	99,501	90,408,412
Series 2018-COR03, Class A2	3.961	05/10/51	54,997	50,027,973
Series 2019-GC44, Class A4	2.698	08/15/57	34,500	28,102,041
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)	7.532(c)	05/15/36	126,541	124,534,200
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	99,640	82,791,554
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	13,245	12,171,529
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class XB, IO	0.250	08/15/48	86,961	304,198
Series 2018-CX11, Class A3	4.095	04/15/51	11,423	10,830,430

See Notes to Financial Statements.

PGIM Total Return Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

CSAIL Commercial Mortgage Trust, (cont’d.)
Series 2019-C16, Class A2	3.067%	06/15/52	38,000	$32,388,441
Series 2019-C17, Class A4	2.763	09/15/52	37,150	30,472,035
DBGS Mortgage Trust, Series 2018-BIOD, Class F, 144A, 1 Month SOFR + 2.296% (Cap N/A, Floor 2.000%)	7.630(c)	05/15/35	3,882	3,747,538
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	23,960	15,489,575
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	22,177	13,342,240
Deutsche Bank Commercial Mortgage Trust, Series 2017-C06, Class A4	3.071	06/10/50	6,850	6,263,217
Eleven Madison Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555(cc)	09/10/35	30,650	23,597,723
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0038, Class X1, IO	1.075(cc)	03/25/24	134,613	257,393
Series K0043, Class X1, IO	0.501(cc)	12/25/24	69,418	309,438
Series K0044, Class X1, IO	0.738(cc)	01/25/25	325,794	2,343,439
Series K0052, Class X1, IO	0.628(cc)	11/25/25	279,274	2,880,738
Series K0053, Class X1, IO	0.871(cc)	12/25/25	130,569	1,971,122
Series K0055, Class X1, IO	1.338(cc)	03/25/26	254,740	6,922,048
Series K0058, Class XAM, IO	0.814(cc)	08/25/26	59,334	1,179,512
Series K0069, Class X1, IO	0.345(cc)	09/25/27	516,250	6,095,877
Series K0087, Class X1, IO	0.363(cc)	12/25/28	418,606	6,593,426
Series K0090, Class X1, IO	0.708(cc)	02/25/29	457,858	14,592,125
Series K0091, Class X1, IO	0.561(cc)	03/25/29	550,962	13,993,344
Series K0092, Class XAM, IO	0.983(cc)	04/25/29	53,046	2,469,880
Series K0093, Class X1, IO	0.943(cc)	05/25/29	394,842	16,265,792
Series K0095, Class X1, IO	0.949(cc)	06/25/29	517,341	21,683,712
Series K0096, Class XAM, IO	1.393(cc)	07/25/29	56,489	3,697,149
Series K0097, Class X1, IO	1.091(cc)	07/25/29	526,904	26,085,754
Series K0101, Class X1, IO	0.834(cc)	10/25/29	466,724	18,388,887
Series K0108, Class X1, IO	1.691(cc)	03/25/30	327,185	27,177,571
Series K0114, Class X1, IO	1.116(cc)	06/25/30	256,549	14,699,390
Series K0735, Class X1, IO	0.957(cc)	05/25/26	255,683	4,881,884
Series K1513, Class X1, IO	0.858(cc)	08/25/34	333,530	19,117,945
Series Q001, Class XA, IO	2.109(cc)	02/25/32	24,291	1,819,697
Series Q002, Class XA, IO	0.977(cc)	07/25/33	31,721	1,378,483
Greystone Commercial Capital Trust, Series 2021-03, Class A, 144A, 1 Month SOFR + 2.344% (Cap N/A, Floor 2.230%)	7.680(c)	08/01/24	174,000	172,209,418
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	6.399(c)	10/15/36	6,770	6,456,392

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Trust,
Series 2014-GC22, Class XB, IO	0.294%(cc)	06/10/47	37,110	$46,558
Series 2014-GC24, Class A5	3.931	09/10/47	16,051	15,587,011
Series 2015-GC32, Class XB, IO	0.010(cc)	07/10/48	60,188	8,697
Series 2015-GC34, Class A4	3.506	10/10/48	11,245	10,540,122
Series 2017-GS06, Class A2	3.164	05/10/50	13,336	12,015,060
Series 2019-GC39, Class A3	3.307	05/10/52	73,000	62,614,553
Series 2019-GC40, Class A2	2.971	07/10/52	23,780	23,208,022
Series 2019-GC40, Class A3	2.904	07/10/52	50,000	42,233,445
Series 2019-GSA01, Class A2	2.613	11/10/52	8,598	7,913,016
Series 2019-GSA01, Class A3	2.794	11/10/52	42,000	35,024,699
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478	06/15/34	7,630	7,448,531
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35	4,000	3,600,541
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A4	3.801	09/15/47	34,319	33,448,881
Series 2014-C23, Class XA, IO	0.577(cc)	09/15/47	40,684	135,484
Series 2014-C24, Class A3	3.098	11/15/47	5,977	5,839,580
Series 2014-C24, Class A5	3.639	11/15/47	7,640	7,371,496
Series 2014-C25, Class A4A1	3.408	11/15/47	3,622	3,509,886
Series 2014-C26, Class A3	3.231	01/15/48	8,212	8,018,891
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4	3.195	09/15/50	70,600	62,643,083
Series 2019-COR04, Class A3	3.763	03/10/52	31,250	27,864,572
Series 2019-COR04, Class A4	3.758	03/10/52	31,675	27,634,645
Series 2019-COR04, Class A5	4.029	03/10/52	4,797	4,191,405
Series 2019-COR05, Class A3	3.123	06/13/52	38,600	32,276,286
Series 2019-COR05, Class XB, IO	0.953(cc)	06/13/52	65,497	2,841,790
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	24,248	22,309,549
Series 2017-C07, Class A4	3.147	10/15/50	70,000	62,706,448
Series 2019-COR06, Class A3	2.795	11/13/52	80,750	65,405,812
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP03, Class A4	2.627	08/15/49	19,933	18,211,811
LSTAR Commercial Mortgage Trust,
Series 2017-05, Class A4, 144A	3.390	03/10/50	8,500	8,144,390
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class A4	3.526	12/15/47	13,116	12,660,639
Series 2016-C31, Class A5	3.102	11/15/49	11,509	10,366,157
Series 2017-C34, Class A3	3.276	11/15/52	18,615	16,799,557
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4	3.809	12/15/48	13,800	12,955,523

See Notes to Financial Statements.

PGIM Total Return Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Capital I Trust, (cont’d.)
Series 2017-H01, Class A4	3.259%	06/15/50	51,175	$46,375,798
Series 2018-H03, Class A4	3.914	07/15/51	8,100	7,384,773
Series 2018-H04, Class A3	4.043	12/15/51	17,968	16,208,043
Series 2019-H06, Class A3	3.158	06/15/52	47,750	40,693,529
Series 2019-H07, Class A3	3.005	07/15/52	72,600	61,174,459
Series 2019-L02, Class A3	3.806	03/15/52	41,900	37,371,921
Series 2019-L03, Class A3	2.874	11/15/52	40,500	33,258,815
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	25,000	19,652,365
Olympic Tower Mortgage Trust,
Series 2017-OT, Class C, 144A	3.945(cc)	05/10/39	21,000	14,145,701
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ, Class A, 144A	3.021	09/15/39	35,000	28,585,137
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A	3.126	07/05/36	20,955	18,920,879
SREIT Trust,
Series 2021-MFP, Class F, 144A, 1 Month SOFR + 2.739% (Cap N/A, Floor 2.625%)	8.074(c)	11/15/38	75,000	71,241,367
UBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.196	06/15/50	22,577	20,562,175
Series 2017-C03, Class A3	3.167	08/15/50	13,800	12,636,468
Series 2017-C05, Class A4	3.212	11/15/50	32,275	29,277,269
Series 2017-C06, Class A4	3.320	12/15/50	47,215	42,907,414
Series 2018-C10, Class A3	4.048	05/15/51	69,500	62,759,890
Series 2018-C11, Class A4 (original cost $40,400,000; purchased 06/28/18)(f)	3.977	06/15/51	40,000	36,472,188
Series 2018-C15, Class A3	4.075	12/15/51	19,036	17,244,111
Series 2019-C16, Class A3	3.344	04/15/52	31,500	27,860,288
Series 2019-C16, Class XB, IO	0.854(cc)	04/15/52	96,253	3,842,959
Series 2019-C17, Class A3	2.669	10/15/52	80,675	66,236,498
Series 2019-C18, Class A3	2.782	12/15/52	22,850	18,481,973
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class XB, IO, 144A	0.103(cc)	03/10/46	41,314	413
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4	3.548	08/15/50	2,170	2,151,663
Series 2016-C34, Class XB, IO	0.971(cc)	06/15/49	36,018	739,424
Series 2016-C35, Class XB, IO	0.929(cc)	07/15/48	55,952	1,175,490
Series 2016-C36, Class A3	2.807	11/15/59	26,739	24,435,188
Series 2016-NXS06, Class A4	2.918	11/15/49	59,322	54,008,303
Series 2017-C39, Class A4	3.157	09/15/50	37,000	33,342,713
Series 2018-C43, Class A4	4.012(cc)	03/15/51	1,000	908,401
Series 2018-C45, Class A3	3.920	06/15/51	25,123	22,830,496
Series 2018-C47, Class A3	4.175	09/15/61	37,646	34,403,585
Series 2018-C48, Class A5	4.302	01/15/52	10,000	9,086,476

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust, (cont’d.)
Series 2019-C50, Class A4	3.466%	05/15/52	35,300	$31,307,143
Series 2019-C52, Class A4	2.643	08/15/52	86,325	72,161,122
Series 2019-C53, Class A3	2.787	10/15/52	6,100	5,033,948
Series 2019-C54, Class A3	2.892	12/15/52	44,250	36,445,672
Series 2020-C55, Class A4	2.474	02/15/53	58,725	47,192,808

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,218,776,581)				4,609,949,797

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica), Sub. Notes, 144A, Cash coupon 7.000% (original cost $22,226; purchased 06/23/20 -04/03/23)(f) (cost $22,226)	7.000	11/16/23(d)(oo)	117	5,840

CORPORATE BONDS 36.2%

Aerospace & Defense 0.9%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.000	09/15/50	10,325	6,076,006
Sr. Unsec’d. Notes, 144A	3.400	04/15/30	17,620	15,077,936
Boeing Co. (The),
Sr. Unsec’d. Notes	3.200	03/01/29	15,385	13,282,417
Sr. Unsec’d. Notes	3.550	03/01/38	1,075	752,009
Sr. Unsec’d. Notes	3.600	05/01/34	42,375	33,046,264
Sr. Unsec’d. Notes	3.850	11/01/48	990	638,391
Sr. Unsec’d. Notes	3.900	05/01/49	10,270	6,719,288
Sr. Unsec’d. Notes	3.950	08/01/59	14,670	9,013,806
Sr. Unsec’d. Notes	5.705	05/01/40	12,000	10,608,202
Sr. Unsec’d. Notes	5.805	05/01/50	48,060	41,414,250
Sr. Unsec’d. Notes	5.930	05/01/60	79,005	66,461,586
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000	02/15/28	36,550	32,255,375
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	14,345	13,760,843
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	17,912	17,844,830
Sr. Unsec’d. Notes, 144A(a)	7.500	02/01/29	18,025	16,695,656
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	67,181	64,661,712
General Dynamics Corp.,
Gtd. Notes	4.250	04/01/40	10,545	8,543,637
HEICO Corp.,
Gtd. Notes(a)	5.250	08/01/28	9,750	9,406,609

See Notes to Financial Statements.

PGIM Total Return Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832%	04/27/25	2,700	$2,614,523
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes	3.850	06/15/26	3,525	3,258,946

				372,132,286

Agriculture 0.7%

Altria Group, Inc.,
Gtd. Notes	3.400	02/04/41	73,330	44,886,548
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	34,745	29,176,384
Gtd. Notes	3.557	08/15/27	12,287	11,118,322
Gtd. Notes	4.390	08/15/37	2,825	2,052,321
Gtd. Notes	4.700	04/02/27	3,555	3,383,584
Gtd. Notes	6.343	08/02/30	10,195	9,870,617
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	9,736	8,758,421
Gtd. Notes	5.931	02/02/29	30,565	29,672,468
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	2.100	05/01/30	30,645	24,051,335
Sr. Unsec’d. Notes	5.625	09/07/33	90,385	84,812,961
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	4.450	06/12/25	13,411	13,077,948
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	28,375	24,056,966

				284,917,875

Airlines 0.4%

American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27	3,040	2,849,433
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.700	04/01/28	1,637	1,478,835
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.375	11/01/28	7,098	6,265,843
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates	3.600	03/22/29	8,075	7,361,017

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000%	04/29/26	490	$473,742
Delta Air Lines 2020-1 Class AA Pass-Through Trust,
Pass-Through Certificates	2.000	12/10/29	25,160	21,708,436
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28	10,110	9,503,400
Southwest Airlines Co.,
Sr. Unsec’d. Notes(a)	5.125	06/15/27	38,315	36,984,454
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.150	10/11/25	1,425	1,408,350
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.450	06/01/29	7,356	6,685,870
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.875	04/07/30	11,370	9,861,993
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.500	09/01/31	9,358	8,274,622
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	8,538	6,833,738
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.375	04/15/26	34,860	32,423,031
Sr. Sec’d. Notes, 144A	4.625	04/15/29	9,665	8,171,242
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.625	12/03/26	1,013	964,487
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	6.375	02/01/30	1,925	1,283,109

				162,531,602

Apparel 0.0%

VF Corp.,
Sr. Unsec’d. Notes	2.400	04/23/25	10,000	9,416,705

Auto Manufacturers 0.8%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	1,055	795,185

See Notes to Financial Statements.

PGIM Total Return Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Co., (cont’d.)
Sr. Unsec’d. Notes	4.750%	01/15/43	16,357	$11,345,547
Sr. Unsec’d. Notes(a)	5.291	12/08/46	13,906	10,099,843
Sr. Unsec’d. Notes	7.400	11/01/46	5,000	4,698,172
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	8,275	7,035,978
Sr. Unsec’d. Notes	4.134	08/04/25	2,600	2,479,197
Sr. Unsec’d. Notes(a)	4.271	01/09/27	32,500	30,032,037
Sr. Unsec’d. Notes	5.584	03/18/24	493	490,627
Sr. Unsec’d. Notes	6.950	03/06/26	13,958	13,998,868
Sr. Unsec’d. Notes, GMTN	4.389	01/08/26	225	213,257
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	35,760	30,671,466
Sr. Unsec’d. Notes	6.600	04/01/36	7,295	6,849,331
Sr. Unsec’d. Notes	6.750	04/01/46	8,458	7,547,395
Sr. Unsec’d. Notes	6.800	10/01/27	3,810	3,866,976
General Motors Financial Co., Inc.,
Gtd. Notes	3.850	01/05/28	20,453	18,405,659
Gtd. Notes(a)	4.000	10/06/26	7,785	7,276,842
Gtd. Notes	4.350	01/17/27	18,700	17,556,149
Sr. Unsec’d. Notes	2.350	02/26/27	5,245	4,610,225
Sr. Unsec’d. Notes	2.350	01/08/31	84,135	62,602,111
Sr. Unsec’d. Notes	2.700	08/20/27	2,435	2,125,374
Sr. Unsec’d. Notes	2.900	02/26/25	46,895	44,794,527
Sr. Unsec’d. Notes	4.300	04/06/29	3,145	2,792,105
Sr. Unsec’d. Notes	5.650	01/17/29	2,775	2,663,724
Sr. Unsec’d. Notes	5.800	06/23/28	1,370	1,327,022
Sr. Unsec’d. Notes	6.000	01/09/28	14,175	13,922,040

Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.800(cc)	10/24/25	1,980	1,908,915

				310,108,572

Auto Parts & Equipment 0.1%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A(a)	4.875	08/15/26	4,025	3,738,219
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	2,140	2,067,837
Gtd. Notes(a)	6.500	04/01/27	26,197	24,709,754
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	2,757	2,681,182

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)

Dana, Inc.,
Sr. Unsec’d. Notes(a)	4.500%	02/15/32	4,100	$3,209,261
Sr. Unsec’d. Notes	5.625	06/15/28	50	45,304
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	4.150	10/01/25	3,900	3,788,941
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(a)	8.000	11/17/28	1,575	1,263,939

				41,504,437

Banks 11.0%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	12,800	11,429,742
Sub. Notes	2.749	12/03/30	6,400	4,663,163
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN	5.375	05/22/33	17,359	16,143,870
Bank of America Corp.,
Jr. Sub. Notes, Series FF	5.875(ff)	03/15/28(oo)	31,720	27,282,255
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	11,505	9,073,182
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	267,035	204,788,274
Sr. Unsec’d. Notes	3.366(ff)	01/23/26	36,535	35,106,743
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	77,865	70,464,351
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	48,286	35,914,377
Sr. Unsec’d. Notes, MTN	1.922(ff)	10/24/31	14,481	10,680,467
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	219,885	173,411,643
Sr. Unsec’d. Notes, MTN	2.972(ff)	02/04/33	16,200	12,409,878
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	45,315	37,990,781
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	26,803	24,725,220
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	14,865	13,139,132
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	21,644	15,182,924
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	1,030	936,529
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	40,400	30,963,384
Sub. Notes, MTN(a)	4.000	01/22/25	41,432	40,322,575
Sub. Notes, MTN	4.450	03/03/26	45,640	43,710,381
Bank Rakyat Indonesia Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes	3.950	03/28/24	1,000	988,860
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	13,560	10,218,070
Sr. Unsec’d. Notes(a)	3.932(ff)	05/07/25	112,290	110,708,732
Sr. Unsec’d. Notes	5.501(ff)	08/09/28	12,710	12,053,087
Sr. Unsec’d. Notes(a)	6.490(ff)	09/13/29	21,150	20,637,417
Sr. Unsec’d. Notes	7.437(ff)	11/02/33	7,875	7,824,603

See Notes to Financial Statements.

PGIM Total Return Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes, MTN	4.972%(ff)	05/16/29	4,210	$3,860,735
Sub. Notes(a)	4.836	05/09/28	7,715	6,945,737
Sub. Notes	5.088(ff)	06/20/30	14,860	12,820,973
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	27,102	24,225,158
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	49,375	41,302,173
Sr. Unsec’d. Notes, 144A	2.159(ff)	09/15/29	8,425	6,849,570
Sr. Unsec’d. Notes, 144A	2.591(ff)	01/20/28	19,375	17,131,669
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32	10,000	7,601,749
Sr. Unsec’d. Notes, 144A	3.375	01/09/25	20,610	19,902,918
Sr. Unsec’d. Notes, 144A	4.400	08/14/28	4,458	4,089,505
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	28,300	22,736,509
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	1.652(ff)	10/06/26	30,045	27,213,166
Sr. Unsec’d. Notes, 144A	2.277(ff)	01/20/32	13,750	9,948,792
Sr. Unsec’d. Notes, 144A, MTN(a)	3.250	01/11/28	6,850	6,054,436
Sr. Unsec’d. Notes, 144A, MTN	3.500	10/23/27	4,330	3,864,027
Sub. Notes, 144A, MTN	4.500	03/15/25	3,000	2,891,403
Sub. Notes, 144A, MTN	4.625	07/11/24	3,460	3,402,621
Sub. Notes, 144A, MTN	4.875	04/01/26	1,015	966,928
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	5.750	05/05/26	15,200	14,881,730
Citigroup, Inc.,
Jr. Sub. Notes(a)	3.875(ff)	02/18/26(oo)	26,270	21,993,308
Jr. Sub. Notes, Series U(a)	5.000(ff)	09/12/24(oo)	40,750	38,559,787
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	48,265	43,162,776
Jr. Sub. Notes, Series W	4.000(ff)	12/10/25(oo)	31,420	26,920,017
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	181,110	144,377,574
Sr. Unsec’d. Notes	3.200	10/21/26	45,302	41,802,686
Sr. Unsec’d. Notes	3.400	05/01/26	19,755	18,576,872
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	24,020	21,586,069
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	12,612	11,433,268
Sr. Unsec’d. Notes	3.700	01/12/26	21,145	20,119,600
Sr. Unsec’d. Notes(a)	3.785(ff)	03/17/33	63,929	51,938,551
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	1,700	1,576,225
Sr. Unsec’d. Notes	5.316(ff)	03/26/41	47,128	40,690,934
Sub. Notes	4.300	11/20/26	705	662,522
Sub. Notes(a)	4.400	06/10/25	22,485	21,760,505
Sub. Notes	4.450	09/29/27	470	434,239
Sub. Notes	4.750	05/18/46	42,640	31,794,632

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN	3.625%	09/09/24	3,040	$2,965,290
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.244(ff)	12/20/25	22,650	21,682,342
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26	27,405	24,659,441
Sr. Unsec’d. Notes	3.961(ff)	11/26/25	9,130	8,796,274
Sr. Unsec’d. Notes	7.146(ff)	07/13/27	12,705	12,683,459
Sub. Notes	3.729(ff)	01/14/32	15,400	11,106,207
Discover Bank,
Sr. Unsec’d. Notes	3.450	07/27/26	6,525	5,893,364
Sr. Unsec’d. Notes	4.250	03/13/26	675	636,100
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	4,625	4,640,971
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	5,965	4,608,851
Sr. Unsec’d. Notes	1.431(ff)	03/09/27	15,995	14,199,386
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	48,415	35,538,973
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	54,500	41,521,904
Sr. Unsec’d. Notes	3.210(ff)	04/22/42	110,085	71,559,254
Sr. Unsec’d. Notes(a)	3.272(ff)	09/29/25	24,791	24,056,466
Sr. Unsec’d. Notes	3.500	01/23/25	24,530	23,760,855
Sr. Unsec’d. Notes	3.500	04/01/25	3,630	3,494,101
Sr. Unsec’d. Notes(a)	3.750	02/25/26	31,393	29,783,498
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	16,800	15,089,596
Sr. Unsec’d. Notes	3.850	01/26/27	41,450	38,605,626
Sr. Unsec’d. Notes(a)	4.223(ff)	05/01/29	10,000	9,120,789
Sr. Unsec’d. Notes, EMTN	4.650(cc)	05/31/24	80,768	79,862,300
Sub. Notes	5.150	05/22/45	12,240	9,931,623
Sub. Notes	6.750	10/01/37	216	210,953
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.645(ff)	04/18/26	4,200	3,903,987
Sr. Unsec’d. Notes	4.292(ff)	09/12/26	1,625	1,558,934
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	9,365	8,503,974
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes(a)	6.208(ff)	08/21/29	9,560	9,188,802
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	2,400	2,372,263
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A	7.778(ff)	06/20/54	22,995	19,858,963

See Notes to Financial Statements.

PGIM Total Return Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC, 3 Month SOFR + 2.842%(a)	8.219%(c)	02/01/24(oo)	30,100	$30,033,497
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	29,225	28,282,706
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	75,829	70,875,728
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	89,955	82,240,071
Jr. Sub. Notes, Series KK(a)	3.650(ff)	06/01/26(oo)	28,750	24,927,096
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	51,625	38,347,480
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	85,065	67,697,122
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	105,105	79,645,458
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	109,145	89,623,661
Sr. Unsec’d. Notes(a)	2.950	10/01/26	10,055	9,302,959
Sr. Unsec’d. Notes	3.300	04/01/26	15,650	14,743,590
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	91,135	79,917,695
Sr. Unsec’d. Notes	3.960(ff)	01/29/27	7,250	6,908,697
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	7,285	5,092,773
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	52,470	47,778,824
Sr. Unsec’d. Notes	4.493(ff)	03/24/31	90,385	81,523,969
Sr. Unsec’d. Notes	4.565(ff)	06/14/30	33,000	30,295,265
Sub. Notes	3.875	09/10/24	18,575	18,217,892
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN	3.343(ff)	10/02/31	8,650	7,627,657
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	16,495	15,169,409
Sr. Unsec’d. Notes	3.900	03/12/24	6,047	5,999,542
M&T Bank Corp.,
Sub. Notes	4.000	07/15/24	500	488,088
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes	2.900	02/06/25	22,225	21,090,246
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	3.170	09/11/27	9,800	8,804,440
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	65,450	48,291,741
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	129,705	104,266,525
Sr. Unsec’d. Notes, GMTN(a)	3.700	10/23/24	4,690	4,582,959
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	50,085	45,138,077
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	10,525	9,581,589
Sr. Unsec’d. Notes, GMTN(a)	5.597(ff)	03/24/51	31,799	28,419,017
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	69,925	50,596,740
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	88,076	63,847,343
Sr. Unsec’d. Notes, MTN	2.802(ff)	01/25/52	21,457	11,831,495
Sr. Unsec’d. Notes, MTN	3.125	07/27/26	49,095	45,427,674

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, MTN	3.591%(ff)	07/22/28	29,190	$26,449,470
Sr. Unsec’d. Notes, MTN	5.250(ff)	04/21/34	14,145	12,743,886
Sub. Notes, GMTN	4.350	09/08/26	15,545	14,700,965
Sub. Notes, MTN	3.950	04/23/27	16,325	15,025,118
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	4.445(ff)	05/08/30	5,539	4,899,025
Sr. Unsec’d. Notes	5.076(ff)	01/27/30	5,790	5,312,412
PNC Bank NA,
Sub. Notes	4.050	07/26/28	1,200	1,067,941
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes(a)	3.450	04/23/29	19,895	17,183,228
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	30,325	29,031,755
Sr. Unsec’d. Notes	6.875(ff)	10/20/34	4,990	4,986,981
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	47,800	42,626,735
State Street Corp.,
Sub. Notes	2.200	03/03/31	14,046	10,511,667
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	10.156(c)	09/30/24	53,396	52,947,553
Truist Financial Corp.,
Jr. Sub. Notes, Series N(a)	4.800(ff)	09/01/24(oo)	34,643	28,419,082
Sr. Unsec’d. Notes, MTN(a)	5.867(ff)	06/08/34	12,675	11,535,286
Sr. Unsec’d. Notes, MTN	7.161(ff)	10/30/29	20,905	21,025,822
Sub. Notes, MTN(a)	3.875	03/19/29	7,550	6,452,081
U.S. Bancorp,
Sr. Unsec’d. Notes(a)	5.836(ff)	06/12/34	20,315	18,735,362
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes	3.750	03/26/25	9,590	9,229,406
Sr. Unsec’d. Notes	4.550	04/17/26	4,065	3,884,232
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27	4,900	4,342,625
Sr. Unsec’d. Notes, 144A	1.364(ff)	01/30/27	17,775	15,769,641
Sr. Unsec’d. Notes, 144A	3.126(ff)	08/13/30	14,130	11,656,778
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29	8,734	7,816,930
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	10,582	10,116,908
Sr. Unsec’d. Notes, 144A	4.125	04/15/26	2,440	2,308,557
Sr. Unsec’d. Notes, 144A	4.194(ff)	04/01/31	25,500	21,770,625
Sr. Unsec’d. Notes, 144A	4.282	01/09/28	3,541	3,220,626
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569(ff)	09/22/26	28,415	26,025,429

See Notes to Financial Statements.

PGIM Total Return Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068%(ff)	04/30/41	64,795	$41,401,948
Sr. Unsec’d. Notes, MTN	2.164(ff)	02/11/26	8,235	7,790,291
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	189,245	149,990,426
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	55,529	45,383,196
Sr. Unsec’d. Notes, MTN	4.478(ff)	04/04/31	91,313	81,112,249

				4,336,734,811

Beverages 0.4%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	30,690	26,993,635
Gtd. Notes	4.900	02/01/46	70,872	58,666,481
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.350	06/01/40	10,396	8,397,145
Gtd. Notes	4.439	10/06/48	3,330	2,572,512
Gtd. Notes	4.600	04/15/48	10,998	8,929,369
Gtd. Notes	5.450	01/23/39	24,770	22,835,181
Gtd. Notes(a)	5.550	01/23/49	13,156	11,930,397
Gtd. Notes	8.000	11/15/39	1,880	2,142,976
Gtd. Notes	8.200	01/15/39	445	520,118

				142,987,814

Biotechnology 0.2%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.650	03/02/53	65,380	57,476,791
Sr. Unsec’d. Notes	5.750	03/02/63	21,500	18,609,663

				76,086,454

Building Materials 0.1%

Cemex SAB de CV (Mexico),
Gtd. Notes, 144A	5.450	11/19/29	413	382,283
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes(a)	4.250	07/02/24	2,300	2,273,535
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	3,315	3,086,434
Sr. Unsec’d. Notes(a)	4.300	07/15/47	22,500	16,159,003
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	3,709	3,429,677

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(a)	3.375%	01/15/31		18,650	$14,107,260
Sr. Unsec’d. Notes, 144A	4.375	07/15/30		50	40,905
Sr. Unsec’d. Notes, 144A	4.750	01/15/28		1,325	1,187,393

					40,666,490

Chemicals 0.6%

Ashland, Inc.,
Sr. Unsec’d. Notes	6.875	05/15/43		11,140	10,489,449
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	4.500	01/10/28		2,600	2,196,220
Gtd. Notes, 144A	4.500	01/10/28		13,200	11,150,040
Gtd. Notes, 144A	4.500	01/31/30		3,000	2,298,600
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43		8,565	6,609,933
Gtd. Notes	5.375	03/15/44		19,358	15,732,343
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.125	09/22/24	EUR	4,395	4,474,473
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.375	11/15/42		75	55,719
Sr. Unsec’d. Notes	4.800	05/15/49		10,718	8,136,251
Sr. Unsec’d. Notes	5.250	11/15/41		2,101	1,775,502
Sr. Unsec’d. Notes	5.550	11/30/48		504	426,402
Sr. Unsec’d. Notes(a)	6.900	05/15/53		5,650	5,646,580
Sr. Unsec’d. Notes	9.400	05/15/39		125	153,584
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49		12,925	8,556,666
Sr. Unsec’d. Notes(a)	5.650	05/18/33		8,600	7,575,340
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44		10,495	7,960,514
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40		14,600	9,439,437
Gtd. Notes	4.200	10/15/49		39,600	26,276,242
Gtd. Notes	4.200	05/01/50		12,760	8,464,256
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.625	11/15/43		3,455	2,902,425
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24		1,589	1,561,510
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25		3,190	3,002,588
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		3,370	2,657,269

See Notes to Financial Statements.

PGIM Total Return Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Nutrien Ltd. (Canada), (cont’d.)
Sr. Unsec’d. Notes	5.250%	01/15/45	8,000	$6,530,926
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	4,425	4,502,553
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	47,980	47,318,356
Gtd. Notes(a)	6.500	09/27/28	7,510	6,597,535
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25	1,240	1,189,030
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $4,603,886; purchased 12/15/22)(f)	13.000	12/16/27	4,604	4,612,573
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	2,131	1,916,942

				220,209,258

Coal 0.0%

Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.200	03/01/42	3,050	2,389,437
Sr. Unsec’d. Notes	5.400	02/01/43	1,000	801,399
Sr. Unsec’d. Notes	6.000	08/15/40	8,563	7,404,639

				10,595,475

Commercial Services 0.9%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	1,714	1,570,417
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	3,420	3,201,720
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29	31,075	22,464,120
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	21,390	17,486,325
Sr. Sec’d. Notes, 144A	4.625	06/01/28	14,970	12,167,616
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	50	44,843
California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	39,775	23,012,118
Sr. Unsec’d. Notes	4.700	11/01/2111	2,105	1,537,843

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	0.886%	09/29/25		7,500	$6,835,686
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	2.375	09/25/26	EUR	22,944	22,667,235
Sr. Unsec’d. Notes, EMTN	6.850	07/02/37		2,000	1,970,000
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23		27,400	27,400,000
Gtd. Notes, 144A	3.300	12/01/26		10,390	9,605,697
Gtd. Notes, 144A	3.800	11/01/25		17,535	16,842,747
Gtd. Notes, 144A	4.200	11/01/46		7,890	5,725,509
Gtd. Notes, 144A	4.500	02/15/45		3,720	2,833,788
Gtd. Notes, 144A	6.700	06/01/34		2,355	2,408,776
Gtd. Notes, 144A	7.000	10/15/37		4,090	4,251,412
Global Payments, Inc.,
Sr. Unsec’d. Notes(a)	4.950	08/15/27		10,005	9,498,751
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31		950	936,801
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60		8,040	4,410,786
Leland Stanford Junior University (The),
Unsec’d. Notes	3.647	05/01/48		7,250	5,239,395
Loxam SAS (France),
Sr. Sub. Notes	4.500	04/15/27	EUR	8,735	8,113,070
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116		18,113	11,666,265
Unsec’d. Notes	4.678	07/01/2114		3,000	2,332,010
President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50		8,950	5,019,631
Unsec’d. Notes	3.150	07/15/46		9,930	6,625,411
Unsec’d. Notes	3.300	07/15/56		5,630	3,577,582
Unsec’d. Notes	3.619	10/01/37		4,010	3,202,149
Trustees of Princeton University (The),
Unsec’d. Notes, Series 2020	2.516	07/01/50		6,310	3,643,787
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119		1,065	630,296
United Rentals North America, Inc.,
Gtd. Notes(a)	3.750	01/15/32		5,275	4,196,913
Gtd. Notes(a)	4.875	01/15/28		70,980	65,945,399
Gtd. Notes(a)	5.250	01/15/30		15,359	14,046,154
University of Chicago (The),
Unsec’d. Notes, Series 20B	2.761	04/01/45		6,560	4,502,400

See Notes to Financial Statements.

PGIM Total Return Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

University of Southern California,
Sr. Unsec’d. Notes, Series A	3.226%	10/01/2120		5,210	$2,686,130
Unsec’d. Notes, Series 2017	3.841	10/01/47		9,375	6,974,080

					345,272,862

Computers 0.1%

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	2,500	2,521,221
Hurricane Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.000	10/15/25	GBP	20,000	23,336,640
Leidos, Inc.,
Gtd. Notes	2.300	02/15/31		20,140	15,142,334
NCR Atleos Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29		10,758	10,543,151

					51,543,346

Diversified Financial Services 1.0%

Aircraft Finance Co. Ltd. (China),
Sr. Sec’d. Notes, Series B	4.100	03/29/26		1,018	972,345
Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610	05/03/27		43,775	39,945,563
CDP Financial, Inc. (Canada),
Gtd. Notes	5.600	11/25/39		1,200	1,132,951
Gtd. Notes, 144A	5.600	11/25/39		4,045	3,818,989
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H(a)	4.000(ff)	12/01/30(oo)		28,365	19,375,664
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	4.650(cc)	06/12/24		42,866	42,419,036
Discover Financial Services,
Sr. Unsec’d. Notes	3.750	03/04/25		14,835	14,230,246
Eole Finance SPC (France),
Gtd. Notes	2.341	02/24/24		2,629	2,610,059
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%^	7.720(c)	05/31/25		196,680	185,862,600
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750	10/15/32		39,020	28,245,663
Sr. Unsec’d. Notes	6.500	01/20/43		820	757,322
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30		2,725	2,214,613
Gtd. Notes, 144A	5.500	08/15/28		12,330	10,889,478

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Nationstar Mortgage Holdings, Inc., (cont’d.)
Gtd. Notes, 144A	6.000%	01/15/27		15,935	$14,830,892
OneMain Finance Corp.,
Gtd. Notes(a)	3.875	09/15/28		10,325	8,203,792
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(a)	4.250	02/15/29		5,100	4,164,738
Penta Aircraft Leasing LLC,
U.S. Gov’t. Gtd. Notes	1.691	04/29/25		703	677,960
Peru Enhanced Pass-Through Finance Ltd. (Peru),
Pass-Through Certificates	1.923(s)	06/02/25		1,331	1,258,902
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR	3,060	2,723,237
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	0.550	07/30/24		9,000	8,654,427
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24		2,384	2,373,102
U.S. Gov’t. Gtd. Notes, Series NN	3.250	06/15/25		3,595	3,475,919

					398,837,498

Electric 2.9%

AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.100	12/01/26		1,300	1,210,299
Sr. Unsec’d. Notes	3.750	12/01/47		5,595	3,794,102
Sr. Unsec’d. Notes	3.800	06/15/49		7,345	4,996,069
Sr. Unsec’d. Notes, Series M	3.650	04/01/50		7,206	4,763,283
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A	1.841	11/15/23		95,000	94,804,924
Appalachian Power Co.,
Sr. Unsec’d. Notes	3.400	06/01/25		15,645	15,024,838
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.800	06/01/29		21,920	19,261,392
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950	02/28/34		14,441	11,608,668
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.250	06/01/26		166	159,942
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		16,692	14,075,381
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		29,265	23,625,193
Sr. Unsec’d. Notes, 144A(a)	5.125	03/15/28		44,616	39,929,717
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	3.950	03/01/48		6,685	4,767,498
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.950	03/01/30		26,025	21,393,228

See Notes to Financial Statements.

PGIM Total Return Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A	3.500%	04/01/28	4,415	$3,947,611
CMS Energy Corp.,
Jr. Sub. Notes	4.750(ff)	06/01/50	23,485	19,570,949
Comision Federal de Electricidad (Mexico),
Gtd. Notes	4.688	05/15/29	5,000	4,425,000
Gtd. Notes, 144A	4.688	05/15/29	45,602	40,357,770
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	2,665	1,831,830
First Mortgage	4.350	11/15/45	2,780	2,097,703
First Mortgage	6.450	01/15/38	690	690,914
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes	3.850	06/15/46	7,580	5,146,752
Sr. Unsec’d. Notes, Series C(a)	4.300	12/01/56	2,920	2,031,690
Dominion Energy, Inc.,
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)	23,040	20,933,244
Sr. Unsec’d. Notes, Series C	3.375	04/01/30	665	559,236
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	5,685	5,227,662
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	37,340	34,294,296
Duke Energy Carolinas LLC,
First Mortgage	3.950	03/15/48	6,745	4,693,198
First Mortgage	4.250	12/15/41	6,000	4,581,686
First Ref. Mortgage	3.750	06/01/45	3,045	2,070,209
First Ref. Mortgage	4.000	09/30/42	1,025	749,408
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	12,485	11,437,694
Duke Energy Progress LLC,
First Mortgage	4.100	03/15/43	2,410	1,764,901
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	750	694,835
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	4,959	4,645,441
Enel Finance International NV (Italy),
Gtd. Notes, 144A	1.875	07/12/28	12,375	10,150,012
Gtd. Notes, 144A	3.500	04/06/28	17,195	15,212,563
Entergy Louisiana LLC,
Collateral Trust	3.120	09/01/27	12,955	11,768,801
Collateral Trust	3.250	04/01/28	5,000	4,484,866
Collateral Trust	4.200	09/01/48	29,046	20,696,595
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	7.125	02/11/25	13,000	12,740,000

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Eskom Holdings SOC Ltd. (South Africa), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.125%	02/11/25	21,602	$21,169,960
Eversource Energy,
Sr. Unsec’d. Notes, Series H	3.150	01/15/25	5,370	5,193,005
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350	01/15/25	9,188	8,953,803
Sr. Unsec’d. Notes, 144A	5.450	07/15/44	815	677,544
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	10,130	6,925,961
First Mortgage	3.950	03/01/48	8,210	5,878,590
Sr. Unsec’d. Notes, Series A	3.300	05/30/27	9,415	8,664,359
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	25,625	23,470,419
Georgia Power Co.,
Sr. Unsec’d. Notes, Series 10-C	4.750	09/01/40	1,050	852,788
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, MTN	8.910	11/18/24	590	609,639
Local Gov’t. Gtd. Notes, MTN	9.500	04/30/27	170	189,066
Local Gov’t. Gtd. Notes, Series FSA	8.250	04/15/26	5	5,280
Local Gov’t. Gtd. Notes, Series FSA	8.500	12/01/29	60	68,247
Local Gov’t. Gtd. Notes, Series FSA	8.625	06/15/29	130	146,319
Local Gov’t. Gtd. Notes, Series GH	8.250	04/15/26	516	544,899
Local Gov’t. Gtd. Notes, Series HE	8.625	06/15/29	18,767	21,122,880
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29	15,025	17,090,069
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30	7,800	9,353,962
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30	29,048	34,818,286
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	1,940	1,965,483
Local Gov’t. Gtd. Notes, Series MBIA	8.250	04/15/26	25	26,400
Local Gov’t. Gtd. Notes, Series MBIA	8.250	01/15/27	11	11,739
Iberdrola International BV (Spain),
Gtd. Notes	6.750	09/15/33	15	14,489
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	3.250	12/01/24	7,850	7,623,807
Sr. Unsec’d. Notes	4.100	09/26/28	3,260	3,020,530
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	4.250	05/01/30	6,350	5,481,752
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	23,410	20,469,119
Sr. Sec’d. Notes, Series 6, 144A	5.000	11/12/24	6,500	6,300,320
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes	4.626	01/15/42	17,509	15,113,827

See Notes to Financial Statements.

PGIM Total Return Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

MidAmerican Energy Co.,
First Mortgage	4.250%	07/15/49		1,865	$1,379,560
Nevada Power Co.,
General Ref. Mortgage	5.375	09/15/40		500	433,218
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.800(ff)	12/01/77		12,235	10,288,725
NRG Energy, Inc.,
Gtd. Notes(a)	5.750	01/15/28		12,825	12,043,749
Gtd. Notes	6.625	01/15/27		3,051	2,965,416
Gtd. Notes, 144A	3.375	02/15/29		875	713,347
Gtd. Notes, 144A	3.625	02/15/31		13,000	9,808,904
Gtd. Notes, 144A(a)	3.875	02/15/32		8,600	6,423,491
Gtd. Notes, 144A(a)	5.250	06/15/29		7,560	6,684,906
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)		8,650	8,347,250
Oglethorpe Power Corp.,
First Mortgage	4.500	04/01/47		8,000	5,735,849
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25		5,995	5,772,634
Pacific Gas & Electric Co.,
First Mortgage	4.500	07/01/40		6,150	4,371,306
First Mortgage	4.550	07/01/30		12,381	10,715,587
First Mortgage	4.750	02/15/44		5,535	3,857,257
First Mortgage	4.950	07/01/50		5,280	3,688,803
PacifiCorp,
First Mortgage(a)	2.700	09/15/30		10,355	8,275,854
First Mortgage	3.300	03/15/51		4,510	2,580,320
First Mortgage(a)	3.350	07/01/25		9,960	9,534,082
PECO Energy Co.,
First Mortgage	4.375	08/15/52		4,050	3,045,085
First Ref. Mortgage	4.800	10/15/43		6,449	5,199,589
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes	1.875	11/05/31	EUR	2,120	1,708,871
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	7,000	7,123,098
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	8,854	7,136,954
PPL Electric Utilities Corp.,
First Mortgage	4.150	06/15/48		8,855	6,525,091
Public Service Co. of Colorado,
First Mortgage	4.100	06/15/48		2,945	2,050,627
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	3.650	09/01/42		1,990	1,428,740

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Puget Sound Energy, Inc.,
First Mortgage	4.223%	06/15/48	11,280	$8,166,134
Sr. Sec’d. Notes	4.434	11/15/41	2,550	1,911,954
Rochester Gas & Electric Corp.,
First Mortgage, 144A	3.100	06/01/27	17,545	15,928,806
San Diego Gas & Electric Co.,
First Mortgage	5.350	05/15/40	9,512	8,166,870
First Mortgage, Series RRR	3.750	06/01/47	1,665	1,119,632
Sempra,
Sr. Unsec’d. Notes	3.400	02/01/28	28,195	25,401,255
Sr. Unsec’d. Notes	3.800	02/01/38	5,485	4,090,672
Sr. Unsec’d. Notes	4.000	02/01/48	8,300	5,659,212
Southern Power Co.,
Sr. Unsec’d. Notes	5.150	09/15/41	725	594,900
Tampa Electric Co.,
Sr. Unsec’d. Notes	4.450	06/15/49	4,755	3,498,346
Union Electric Co.,
Sr. Sec’d. Notes(a)	2.950	06/15/27	6,045	5,517,294
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	26,125	23,881,687
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	92,575	87,954,108
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	26,000	22,039,911
Gtd. Notes, 144A	5.000	07/31/27	33,211	30,469,529
Gtd. Notes, 144A	5.500	09/01/26	450	429,014
Gtd. Notes, 144A	5.625	02/15/27	12,239	11,518,320
Sr. Sec’d. Notes, 144A	3.550	07/15/24	4,000	3,900,826
Sr. Sec’d. Notes, 144A	3.700	01/30/27	1,800	1,636,643

				1,141,705,368

Electrical Components & Equipment 0.0%

WESCO Distribution, Inc.,
Gtd. Notes, 144A(a)	7.125	06/15/25	1,415	1,417,052
Gtd. Notes, 144A(a)	7.250	06/15/28	7,895	7,852,250

				9,269,302

See Notes to Financial Statements.

PGIM Total Return Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electronics 0.1%

Sensata Technologies BV,
Gtd. Notes, 144A	5.000%	10/01/25		7,000	$6,737,500
TD SYNNEX Corp.,
Sr. Unsec’d. Notes	1.750	08/09/26		20,000	17,498,041

					24,235,541

Engineering & Construction 0.3%

AECOM,
Gtd. Notes	5.125	03/15/27		4,974	4,690,231
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	10/27/27		2,275	1,995,016
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		10,000	7,115,100
Sr. Sec’d. Notes, 144A	3.875	04/30/28		17,976	15,867,056
Sr. Sec’d. Notes, 144A	4.250	10/31/26		16,218	15,023,706
Sr. Sec’d. Notes, 144A	5.500	10/31/46		2,935	2,074,282
Sr. Sec’d. Notes, 144A	5.500	07/31/47		71,516	50,884,349

					97,649,740

Entertainment 0.3%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		3,045	2,996,742
Sr. Sec’d. Notes, 144A	7.000	02/15/30		5,550	5,341,977
Sr. Unsec’d. Notes, 144A(a)	4.625	10/15/29		9,170	7,541,462
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750%	12.750	11/30/27(d)	EUR	1,065	86,971
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 11.625%	13.625	11/30/27(d)		299	25,082
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000%	11.000	09/30/26(d)	EUR	11,336	8,157,631
Sr. Sec’d. Notes, 144A	13.000	09/30/24	EUR	1,865	1,966,288
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625%(a)	13.625	11/30/27(d)		2,945	246,610
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		8,900	8,925,880
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29		500	455,000
Sr. Sec’d. Notes, 144A	6.250	01/15/27		8,150	7,916,401
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.125	07/01/29		3,400	2,641,941

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Warnermedia Holdings, Inc.,
Gtd. Notes	5.050%	03/15/42		38,595	$28,542,161
Gtd. Notes	5.141	03/15/52		43,740	30,963,122
Gtd. Notes	5.391	03/15/62		14,503	10,157,757

					115,965,025

Foods 1.0%

Ahold Finance USA LLC (Netherlands),
Gtd. Notes(a)	6.875	05/01/29		17,470	18,210,216
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	5.875	02/15/28		3,935	3,771,345
Gtd. Notes, 144A(a)	6.500	02/15/28		5,050	4,957,720
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27		12,428	10,228,521
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	111,200	116,404,862
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	66,355	59,622,195
Cencosud SA (Chile),
Gtd. Notes, 144A	4.375	07/17/27		3,835	3,514,777
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl,
Gtd. Notes, 144A(a)	6.750	03/15/34		95,040	88,855,034
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes	3.750	12/01/31		600	463,418
Gtd. Notes	5.125	02/01/28		12,454	11,688,246
Kraft Heinz Foods Co.,
Gtd. Notes(a)	3.000	06/01/26		12,845	11,998,952
Gtd. Notes	4.375	06/01/46		42,512	31,075,843
Gtd. Notes	4.625	10/01/39		11,930	9,604,430
Gtd. Notes	5.000	06/04/42		2,237	1,841,318
Gtd. Notes	5.200	07/15/45		4,649	3,840,634
Mars, Inc.,
Gtd. Notes, 144A	3.875	04/01/39		14,850	11,346,446
Gtd. Notes, 144A	4.200	04/01/59		11,820	8,231,864
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32		4,000	3,046,919
Gtd. Notes	4.250	04/15/31		12,375	10,205,817

See Notes to Financial Statements.

PGIM Total Return Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Post Holdings, Inc.,
Gtd. Notes, 144A	4.625%	04/15/30		50	$41,953
Sr. Unsec’d. Notes, 144A(a)	4.500	09/15/31		1,420	1,152,623

					410,103,133

Forest Products & Paper 0.0%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes	7.375	12/01/25		3,697	3,797,933

Gas 0.1%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		8,759	8,047,255
Sr. Unsec’d. Notes	5.875	08/20/26		9,250	8,672,280
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	5.850	01/15/41		1,130	1,032,794
NiSource, Inc.,
Sr. Unsec’d. Notes	3.600	05/01/30		11,180	9,570,093
Sr. Unsec’d. Notes	4.800	02/15/44		3,815	3,004,248
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		15,235	13,263,268
Southern California Gas Co.,
First Mortgage, Series VV	4.300	01/15/49		9,350	6,711,968
Sr. Sec’d. Notes, Series UU	4.125	06/01/48		5,260	3,684,746
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43		2,700	1,949,128

					55,935,780

Healthcare-Products 0.4%

DH Europe Finance II Sarl,
Gtd. Notes(a)	1.350	09/18/39	EUR	13,421	9,369,662
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		31,500	26,583,706
Sr. Unsec’d. Notes, 144A(a)	5.250	10/01/29		6,357	5,412,763
Medtronic Global Holdings SCA,
Gtd. Notes	1.375	10/15/40	EUR	26,375	17,751,889
Gtd. Notes	2.250	03/07/39	EUR	10,445	8,374,874
Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	16,050	15,877,015
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	25,100	17,718,964

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)

Thermo Fisher Scientific, Inc., (cont’d.)
Sr. Unsec’d. Notes, EMTN	1.875%	10/01/49	EUR	16,825	$10,324,152
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	35,000	35,275,520

					146,688,545

Healthcare-Services 1.6%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49		8,685	5,572,343
Sr. Unsec’d. Notes	4.272	08/15/48		12,775	9,797,944
Unsec’d. Notes, Series 2020(a)	2.211	06/15/30		14,025	11,179,130
Unsec’d. Notes, Series 2020	3.008	06/15/50		23,620	14,068,537
Aetna, Inc.,
Sr. Unsec’d. Notes	4.500	05/15/42		4,540	3,435,491
Sr. Unsec’d. Notes	6.750	12/15/37		5,365	5,400,095
Ascension Health,
Sr. Unsec’d. Notes	3.945	11/15/46		3,020	2,189,866
Sr. Unsec’d. Notes, Series B	2.532	11/15/29		29,625	24,910,574
Sr. Unsec’d. Notes, Series B	3.106	11/15/39		4,680	3,249,333
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020	3.831	11/15/50		14,365	10,052,782
Cleveland Clinic Foundation (The),
Unsec’d. Notes(a)	4.858	01/01/2114		2,815	2,168,055
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		350	251,728
Gtd. Notes, 144A	4.625	06/01/30		5,545	4,347,400
Elevance Health, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29		10,600	9,002,031
Sr. Unsec’d. Notes	4.101	03/01/28		7,840	7,323,980
Sr. Unsec’d. Notes	4.650	01/15/43		1,650	1,317,714
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020	2.675	09/01/41		40,545	25,098,713
HCA, Inc.,
Gtd. Notes	5.375	02/01/25		2,595	2,567,564
Gtd. Notes	5.875	02/15/26		6,403	6,346,413
Gtd. Notes	7.500	11/06/33		20,412	20,913,486
Gtd. Notes, MTN	7.750	07/15/36		20,400	21,084,881
Humana, Inc.,
Sr. Unsec’d. Notes	4.875	04/01/30		75,000	69,853,575
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes	3.970	11/01/48		10,475	7,732,468

See Notes to Financial Statements.

PGIM Total Return Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Kaiser Foundation Hospitals,
Gtd. Notes	4.150%	05/01/47	15,275	$11,499,698
Gtd. Notes, Series 2019(a)	3.266	11/01/49	21,296	13,286,083
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	3,000	2,480,056
Mayo Clinic,
Unsec’d. Notes, Series 2016(a)	4.128	11/15/52	8,312	6,303,920
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	32,095	17,568,507
Montefiore Obligated Group,
Unsec’d. Notes	4.287	09/01/50	8,570	4,812,998
MyMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50	17,745	10,804,782
New York & Presbyterian Hospital (The),
Unsec’d. Notes(a)	4.763	08/01/2116	2,660	1,997,172
Unsec’d. Notes, Series 2019	3.954	08/01/2119	14,835	9,141,308
NYU Langone Hospitals,
Sec’d. Notes(a)	4.784	07/01/44	6,375	5,165,769
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	3.327	10/01/50	9,850	6,199,420
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	3.218	11/15/50	14,445	8,075,028
Providence St Joseph Health Obligated Group,
Unsec’d. Notes, Series I	3.744	10/01/47	2,900	1,939,451
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes(a)	2.950	06/30/30	13,180	10,818,776
Sr. Unsec’d. Notes	3.500	03/30/25	8,005	7,715,981
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	6,000	5,650,313
Tenet Healthcare Corp.,
Gtd. Notes(a)	6.125	10/01/28	2,129	1,969,614
Sr. Sec’d. Notes	4.250	06/01/29	10,950	9,382,218
Sr. Sec’d. Notes	4.375	01/15/30	16,714	14,153,186
Sr. Sec’d. Notes	4.625	06/15/28	498	443,381
Sr. Sec’d. Notes	4.875	01/01/26	790	757,901
Sr. Sec’d. Notes(a)	5.125	11/01/27	4,855	4,485,715
Sr. Sec’d. Notes, 144A(a)	6.750	05/15/31	5,400	5,129,334
Sr. Unsec’d. Notes	6.875	11/15/31	14,600	13,472,623
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	3,450	2,654,577
Sec’d. Notes, Series 2019	3.372	11/15/51	2,250	1,441,210

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes(h)	2.300%	05/15/31	8,240	$6,482,070
Sr. Unsec’d. Notes	2.750	05/15/40	14,785	9,562,553
Sr. Unsec’d. Notes	4.375	03/15/42	615	486,418
Sr. Unsec’d. Notes	4.625	11/15/41	1,725	1,418,935
Sr. Unsec’d. Notes	4.750	05/15/52	23,620	18,882,675
Sr. Unsec’d. Notes(h)	5.050	04/15/53	103,780	87,273,289
Sr. Unsec’d. Notes	5.200	04/15/63	46,040	38,481,022
Sr. Unsec’d. Notes	5.700	10/15/40	185	175,089
Sr. Unsec’d. Notes	5.800	03/15/36	669	658,126
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018	4.813	09/01/48	1,560	1,206,028

				609,839,329

Home Builders 0.1%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	4,675	3,789,587
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	1,775	1,385,540
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	50	44,654
Gtd. Notes	6.750	03/15/25	59	58,475
Gtd. Notes	7.250	10/15/29	1,350	1,231,963
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,000	760,000
Gtd. Notes, 144A(a)	6.250	09/15/27	1,525	1,324,844
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	6,025	4,699,500
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	5,225	5,041,849
Gtd. Notes, 144A	3.875	08/15/29	1,150	928,442
KB Home,
Gtd. Notes	4.000	06/15/31	3,200	2,509,827
Gtd. Notes	4.800	11/15/29	50	43,324
Lennar Corp.,
Gtd. Notes	5.250	06/01/26	50	49,133
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	50	40,688
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	2,688	2,637,587
PulteGroup, Inc.,
Gtd. Notes	5.500	03/01/26	7,476	7,388,623

See Notes to Financial Statements.

PGIM Total Return Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500%	02/15/26		500	$468,500
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28		6,683	6,080,868
Gtd. Notes, 144A	5.875	06/15/27		8,150	7,640,496
Sr. Unsec’d. Notes, 144A	5.125	08/01/30		355	299,142

					46,423,042

Household Products/Wares 0.0%

Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A	2.750	06/26/24		10,000	9,792,910

Housewares 0.0%

Scotts Miracle-Gro Co. (The),
Gtd. Notes(a)	4.375	02/01/32		1,800	1,320,162
Gtd. Notes	5.250	12/15/26		52	48,294
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29		4,548	2,570,617

					3,939,073

Insurance 0.7%

American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	46,400	45,124,929
Sr. Unsec’d. Notes	3.900	04/01/26		13,440	12,805,274
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46		6,475	5,188,876
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43		2,250	1,854,887
Berkshire Hathaway Finance Corp.,
Gtd. Notes	2.850	10/15/50		9,400	5,389,416
Gtd. Notes	4.300	05/15/43		4,365	3,517,254
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29		16,610	14,900,259
Sr. Unsec’d. Notes	3.950	05/15/24		18,435	18,203,324
Sr. Unsec’d. Notes	4.500	03/01/26		12,000	11,602,655
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50		27,295	16,510,178
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43		480	353,349

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Hartford Financial Services Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	5.950%	10/15/36		755	$718,198
Sr. Unsec’d. Notes	6.100	10/01/41		995	929,631
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A	1.750	03/27/24	EUR	15,700	16,423,788
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60		26,250	15,370,169
Gtd. Notes, 144A	3.951	10/15/50		13,748	8,685,607
Gtd. Notes, 144A	4.569	02/01/29		1,675	1,551,874
Lincoln National Corp.,
Sr. Unsec’d. Notes(a)	3.050	01/15/30		10,985	8,675,958
Sr. Unsec’d. Notes	6.300	10/09/37		3,930	3,632,824
Sr. Unsec’d. Notes	7.000	06/15/40		6,700	6,340,225
Markel Group, Inc.,
Sr. Unsec’d. Notes	5.000	03/30/43		300	231,869
Sr. Unsec’d. Notes	5.000	04/05/46		7,530	5,920,960
Sr. Unsec’d. Notes	5.000	05/20/49		14,057	11,107,469
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A	3.625	09/30/59		758	455,072
Principal Financial Group, Inc.,
Gtd. Notes	4.300	11/15/46		7,190	5,109,762
Gtd. Notes	4.350	05/15/43		760	565,104
Gtd. Notes	4.625	09/15/42		275	212,984
Progressive Corp. (The),
Jr. Sub. Notes, Series B, 3 Month LIBOR + 2.539%	8.210(c)	12/01/23(oo)		15,110	14,860,958
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes	7.000	07/15/34		525	527,001
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44		16,598	13,476,399
Sub. Notes, 144A	6.850	12/16/39		325	329,699
Willis North America, Inc.,
Gtd. Notes	3.600	05/15/24		20,670	20,354,910

					270,930,862

See Notes to Financial Statements.

PGIM Total Return Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 0.0%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875%	09/15/27	200	$163,149
Expedia Group, Inc.,
Gtd. Notes(a)	2.950	03/15/31	3,208	2,519,722

				2,682,871

Iron/Steel 0.0%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	40	39,618

Leisure Time 0.1%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	11,955	10,639,950
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	8,650	7,763,375
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A(a)	7.250	01/15/30	2,025	1,994,625
Sr. Unsec’d. Notes, 144A	5.500	08/31/26	3,000	2,826,600
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	13,500	12,162,150

				35,386,700

Lodging 0.3%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	4,900	3,873,118
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes(a)	3.900	08/08/29	2,250	1,944,697
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series GG	3.500	10/15/32	17,030	13,509,322
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	37,700	35,185,338
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	500	464,334
Gtd. Notes(a)	4.750	10/15/28	7,900	6,896,394
Gtd. Notes(a)	5.500	04/15/27	9,882	9,227,615
Gtd. Notes	5.750	06/15/25	25	24,459
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.375	08/08/25	2,751	2,650,561
Sr. Unsec’d. Notes	5.650	08/08/28	7,674	7,077,346

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500%		01/15/26		18,475	$17,025,082

						97,878,266

Machinery-Diversified 0.4%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A(a)	7.500		01/01/30		7,025	6,902,214
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500		09/01/28		10,100	9,858,477
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	5.250		08/16/28		39,875	38,795,486
TK Elevator Holdco GmbH (Germany),
Sr. Unsec’d. Notes(a)	6.625		07/15/28	EUR	31,146	28,012,515
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750% (Cap N/A, Floor 4.750%)	8.715	(c)	07/15/27	EUR	24,306	25,634,080
Sr. Sec’d. Notes, 144A	4.375		07/15/27	EUR	43,500	41,479,618
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.700		09/15/28		11,817	11,017,646

						161,700,036

Media 0.9%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(a)	4.500		05/01/32		18,200	13,927,817
Sr. Unsec’d. Notes, 144A	4.250		02/01/31		4,250	3,306,860
Sr. Unsec’d. Notes, 144A	4.250		01/15/34		3,975	2,869,879
Sr. Unsec’d. Notes, 144A(a)	4.500		06/01/33		7,175	5,352,566
Sr. Unsec’d. Notes, 144A(a)	4.750		03/01/30		11,025	9,096,958
Sr. Unsec’d. Notes, 144A(a)	5.125		05/01/27		3,000	2,759,856
Sr. Unsec’d. Notes, 144A	5.375		06/01/29		14,107	12,346,533
Sr. Unsec’d. Notes, 144A(a)	5.500		05/01/26		14,056	13,448,577
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700		04/01/51		70,000	38,319,847
Sr. Sec’d. Notes	3.900		06/01/52		15,490	8,773,274
Sr. Sec’d. Notes	4.800		03/01/50		9,593	6,322,122
Sr. Sec’d. Notes	5.125		07/01/49		40,050	27,702,780
Sr. Sec’d. Notes	5.375		04/01/38		6,070	4,801,616
Sr. Sec’d. Notes	5.375		05/01/47		26,899	19,421,168
Sr. Sec’d. Notes	5.750		04/01/48		27,908	21,332,130
Sr. Sec’d. Notes	6.384		10/23/35		7,110	6,429,639

See Notes to Financial Statements.

PGIM Total Return Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Charter Communications Operating LLC/Charter Communications Operating Capital, (cont’d.)
Sr. Sec’d. Notes(a)	6.484%	10/23/45	4,326	$3,648,868
Sr. Sec’d. Notes	6.834	10/23/55	7,580	6,368,165
Comcast Corp.,
Gtd. Notes	3.969	11/01/47	16	11,216
Gtd. Notes(a)	4.250	10/15/30	21,595	19,522,722
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28	3,500	3,409,190
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	15,505	14,426,578
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	6,510	4,170,006
Gtd. Notes, 144A	4.500	11/15/31	2,500	1,651,475
Gtd. Notes, 144A	5.375	02/01/28	208	165,677
Gtd. Notes, 144A(a)	5.500	04/15/27	6,800	5,677,870
Gtd. Notes, 144A	6.500	02/01/29	700	552,768
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	8,450	4,272,340
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	11,500	6,036,831
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	6,465	4,163,884
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $22,541,573; purchased 07/18/19 - 10/19/20)(f)	6.625	08/15/27(d)	35,072	354,129
Sec’d. Notes, 144A (original cost $31,014,023; purchased 07/18/19 - 09/01/22)(f)	5.375	08/15/26(d)	104,920	1,176,910
Discovery Communications LLC,
Gtd. Notes	4.000	09/15/55	12,175	6,987,564
Gtd. Notes	5.200	09/20/47	11,154	7,988,968
Gtd. Notes	5.300	05/15/49	13,607	9,810,845
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	17,000	8,740,170
Gtd. Notes(a)	5.875	11/15/24	5,185	4,757,237
Gtd. Notes	7.375	07/01/28	1,345	755,771
Gtd. Notes	7.750	07/01/26	43,472	29,105,054
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	2,400	2,377,066
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	50	44,543
Time Warner Cable LLC,
Sr. Sec’d. Notes	6.550	05/01/37	3,690	3,242,514
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	7,528	7,354,852
Sr. Sec’d. Notes, 144A	6.625	06/01/27	50	45,670

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250%	01/15/30	GBP	8,400	$8,219,996
Virgin Media Vendor Financing Notes III DAC (United Kingdom),
Sr. Sec’d. Notes	4.875	07/15/28	GBP	10,800	10,967,607

					372,218,108

Mining 0.1%

Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes, Series A	5.800	11/15/34		7,500	6,887,561
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43		14,510	13,305,156
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	7.500	04/01/25		668	622,977
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		10,370	9,211,256
Freeport-McMoRan, Inc.,
Gtd. Notes	4.550	11/14/24		50	49,092
Newmont Corp.,
Gtd. Notes(a)	2.600	07/15/32		19,600	14,992,585

					45,068,627

Miscellaneous Manufacturing 0.0%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27		500	461,973
Sr. Unsec’d. Notes, 144A	4.625	05/15/30		347	283,368
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29		1,300	1,174,823

					1,920,164

Multi-National 0.2%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	3.750	11/23/23		10,400	10,389,080
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.250% (Cap 2.000%, Floor 0.000%)	2.000(c)	02/16/24		6,838	6,753,036
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap 2.590%, Floor N/A)	2.590(c)	12/29/26		3,500	3,226,863

See Notes to Financial Statements.

PGIM Total Return Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National (cont’d.)

Inter-American Development Bank (Supranational Bank),
Notes	6.800%	10/15/25	10,000	$10,237,229
Unsec’d. Notes	6.950	08/01/26	2,000	2,082,600
Unsec’d. Notes, MTN	6.290	07/16/27	2,756	2,812,555
Unsec’d. Notes, MTN	6.750	07/15/27	13,630	14,240,972
International Bank for Reconstruction & Development (Supranational Bank),
Notes, MTN	1.237(s)	10/31/30	3,739	2,537,947
Sr. Unsec’d. Notes	0.000(cc)	06/30/34	8,591	4,323,292
Sr. Unsec’d. Notes, MTN	0.000(cc)	07/31/34	4,605	2,559,219
Sr. Unsec’d. Notes, MTN	0.000(cc)	08/28/34	853	495,517
Sr. Unsec’d. Notes, MTN	0.000(cc)	11/28/34	273	162,061
Sr. Unsec’d. Notes, MTN	2.700	12/28/37	28,188	19,891,273

				79,711,644

Office/Business Equipment 0.0%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	15,000	13,439,923
Gtd. Notes	3.250	02/15/29	50	42,435
Gtd. Notes	4.125	05/01/25	228	220,174

				13,702,532

Oil & Gas 2.0%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	12,400	12,319,103
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.600	06/13/28	8,500	8,247,139
Sr. Unsec’d. Notes, 144A	6.000	06/13/33	31,240	29,312,126
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A(a)	7.000	11/01/26	10,451	10,099,786
Gtd. Notes, 144A	9.000	11/01/27	11,231	14,196,149
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	9,575	9,508,909
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.250	06/15/37	11,044	9,514,503
Sr. Unsec’d. Notes	5.400	06/15/47	8,720	7,110,811
Sr. Unsec’d. Notes(a)	6.750	11/15/39	3,008	2,899,136
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	1,700	1,650,669
Gtd. Notes, 144A(a)	5.875	02/01/29	4,900	4,614,617

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.375%	06/15/26		239	$235,053
Sr. Sec’d. Notes, 144A	7.000	06/15/25		6,194	6,091,704
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28		7,825	7,881,164
Gtd. Notes, 144A	8.625	11/01/30		2,850	2,900,791
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27		16,725	16,470,250
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24		12,160	11,975,579
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	10/15/25		300	297,166
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	09/15/24		50	49,601
Sr. Unsec’d. Notes	5.250	10/15/27		113	109,272
Sr. Unsec’d. Notes	5.600	07/15/41		14,172	12,031,544
Sr. Unsec’d. Notes	5.875	06/15/28		32	31,540
Diamondback Energy, Inc.,
Gtd. Notes(a)	3.250	12/01/26		51,435	47,940,985
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.375	06/26/26		3,434	3,278,526
Sr. Unsec’d. Notes	6.875	04/29/30		26,440	23,702,138
Sr. Unsec’d. Notes	8.625	01/19/29		30,525	30,387,638
Sr. Unsec’d. Notes(a)	8.875	01/13/33		18,888	18,056,928
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		10,493	10,071,307
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		27,119	23,780,922
Sr. Sec’d. Notes, 144A	5.375	03/30/28		20,877	17,040,851
EQT Corp.,
Sr. Unsec’d. Notes	3.900	10/01/27		50	45,964
Sr. Unsec’d. Notes	7.000	02/01/30		50	50,575
Equinor ASA (Norway),
Gtd. Notes(a)	3.700	04/06/50		20,155	13,907,329
Gtd. Notes	4.250	11/23/41		9,026	7,161,068
Exxon Mobil Corp.,
Sr. Unsec’d. Notes(a)	3.452	04/15/51		26,280	17,268,270
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	2.250	11/22/24(d)	EUR	1,200	952,290
Sr. Unsec’d. Notes	2.500	03/21/26(d)	EUR	3,000	2,063,295
Sr. Unsec’d. Notes	3.125	11/17/23(d)	EUR	40,100	34,779,639
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	8,530	8,190,553

See Notes to Financial Statements.

PGIM Total Return Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, EMTN	1.500%	02/17/27(d)	EUR	1,367	$809,997
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		6,066	5,462,943
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		14,575	12,945,907
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		3,200	2,804,166
Sr. Unsec’d. Notes, 144A(a)	6.250	11/01/28		4,320	4,039,189
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		19,100	16,672,280
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/19/27		3,000	2,796,000
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	5.850	12/15/45		9,983	8,381,040
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29		1,350	1,258,875
Gtd. Notes, 144A(a)	7.125	02/01/27		6,285	6,332,138
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.200	03/15/40		4,200	3,904,541
Sr. Unsec’d. Notes	6.450	09/15/36		10,587	10,283,570
Sr. Unsec’d. Notes(a)	6.950	07/01/24		727	730,411
Sr. Unsec’d. Notes	7.500	05/01/31		43	45,089
Sr. Unsec’d. Notes	7.950	06/15/39		1,600	1,709,155
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN	5.625	05/20/43		2,155	1,817,161
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	22,380	23,909,269
Gtd. Notes, EMTN	6.250	12/14/26	GBP	1,000	1,171,986
Petroleos Mexicanos (Mexico),
Gtd. Notes	3.625	11/24/25	EUR	14,525	13,828,631
Gtd. Notes	4.750	02/26/29	EUR	8,837	7,055,741
Gtd. Notes(a)	6.490	01/23/27		22,735	20,078,188
Gtd. Notes	6.500	03/13/27		38,109	33,471,706
Gtd. Notes	6.500	01/23/29		16,725	13,501,256
Gtd. Notes	6.625	06/15/35		2,920	1,919,900
Gtd. Notes	6.700	02/16/32		9,449	6,897,770
Gtd. Notes(a)	6.840	01/23/30		24,478	19,007,167
Gtd. Notes	9.500	09/15/27		1,590	1,468,460
Gtd. Notes, EMTN	2.750	04/21/27	EUR	2,000	1,637,875
Gtd. Notes, EMTN	3.750	02/21/24	EUR	16,619	17,355,437
Gtd. Notes, EMTN	3.750	11/16/25	GBP	4,120	4,343,088
Gtd. Notes, EMTN	4.875	02/21/28	EUR	46,753	39,615,055
Gtd. Notes, MTN	6.750	09/21/47		18,446	10,440,436
U.S. Gov’t. Gtd. Notes, 3 Month SOFR + 0.692%	6.056(c)	02/15/24		1,100	1,100,306

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Phillips 66,
Gtd. Notes(a)	2.150%	12/15/30	2,150	$1,660,969
Gtd. Notes	4.650	11/15/34	2,965	2,578,352
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes(a)	1.900	08/15/30	6,410	5,012,523
QatarEnergy (Qatar),
Sr. Unsec’d. Notes, 144A	1.375	09/12/26	4,400	3,884,672
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month LIBOR + 0.750%^	13.052	12/15/28	34,150	33,552,375
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	4,450	4,262,477
Gtd. Notes, 144A	8.000	02/01/27	1,950	1,824,245

				775,795,236

Oil & Gas Services 0.0%

Cameron International Corp.,
Gtd. Notes	5.950	06/01/41	2,775	2,345,783

Packaging & Containers 0.0%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26	300	264,750
Ball Corp.,
Gtd. Notes(a)	6.000	06/15/29	6,175	5,914,220
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	120	93,090
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	1,200	1,170,322
Gtd. Notes, 144A	6.625	05/13/27	375	356,743

				7,799,125

Pharmaceuticals 1.3%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	14,395	13,924,803
Sr. Unsec’d. Notes	4.050	11/21/39	64,070	49,992,724
Sr. Unsec’d. Notes	4.400	11/06/42	25,402	20,132,491
Sr. Unsec’d. Notes	4.500	05/14/35	20,670	18,062,500
Sr. Unsec’d. Notes	4.550	03/15/35	59,564	52,325,734
Sr. Unsec’d. Notes	4.700	05/14/45	37,711	30,599,276
Sr. Unsec’d. Notes	4.750	03/15/45	10,308	8,439,364
Sr. Unsec’d. Notes	4.850	06/15/44	9,795	8,182,834

See Notes to Financial Statements.

PGIM Total Return Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

AdaptHealth LLC,
Gtd. Notes, 144A	4.625%	08/01/29	1,000	$747,682
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	7,050	2,608,500
Gtd. Notes, 144A	5.000	02/15/29	10,965	3,810,338
Gtd. Notes, 144A	5.250	01/30/30	21,122	7,313,493
Gtd. Notes, 144A	5.250	02/15/31	20,329	7,115,150
Gtd. Notes, 144A	6.250	02/15/29	48,869	17,715,012
Gtd. Notes, 144A	7.000	01/15/28	2,750	1,127,500
Sr. Sec’d. Notes, 144A	4.875	06/01/28	12,850	6,392,875
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.700	06/06/27	5,463	5,086,245
Sr. Unsec’d. Notes	3.734	12/15/24	1,082	1,055,522
Cencora, Inc.,
Sr. Unsec’d. Notes	3.250	03/01/25	3,875	3,751,338
Cigna Group (The),
Gtd. Notes(a)	3.250	04/15/25	10,000	9,642,042
Gtd. Notes	3.400	03/01/27	2,035	1,886,299
Gtd. Notes	4.375	10/15/28	31,225	29,184,769
Gtd. Notes	4.500	02/25/26	6,005	5,826,795
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	1.875	02/28/31	24,845	18,463,073
Sr. Unsec’d. Notes	4.300	03/25/28	406	380,353
Sr. Unsec’d. Notes	5.000	01/30/29	2,062	1,972,335
Sr. Unsec’d. Notes	5.125	07/20/45	5,000	3,988,235
Sr. Unsec’d. Notes	5.625	02/21/53	4,580	3,879,956
Sr. Unsec’d. Notes(a)	5.875	06/01/53	5,870	5,136,174
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	02/01/25(d)	2	125
Mylan, Inc.,
Gtd. Notes	5.400	11/29/43	38,126	28,000,240
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	2,465	2,129,506
Sr. Unsec’d. Notes, 144A(a)	5.125	04/30/31	1,550	1,211,161
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26	69,545	64,739,114
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	94,061	65,802,216

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Viatris, Inc.,
Gtd. Notes	3.850%	06/22/40	28,240	$17,548,728
Gtd. Notes	4.000	06/22/50	18,043	10,354,031

				528,528,533

Pipelines 1.9%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	3,230	3,089,860
Gtd. Notes, 144A	5.750	01/15/28	630	591,432
Gtd. Notes, 144A	7.875	05/15/26	14,960	15,099,086
Cheniere Energy, Inc.,
Sr. Sec’d. Notes	4.625	10/15/28	50	45,694
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26	24,840	23,484,298
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	6.036	11/15/33	36,525	34,692,276
DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	50	47,157
Gtd. Notes	5.625	07/15/27	50	49,109
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes	4.600	12/15/44	245	181,643
Energy Transfer LP,
Gtd. Notes	5.350	05/15/45	2,240	1,759,687
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	65,450	55,035,617
Jr. Sub. Notes, Series H(a)	6.500(ff)	11/15/26(oo)	19,835	17,977,913
Sr. Unsec’d. Notes	5.000	05/15/50	7,845	5,881,089
Sr. Unsec’d. Notes	5.150	03/15/45	1,222	946,952
Sr. Unsec’d. Notes	5.300	04/01/44	4,150	3,261,694
Sr. Unsec’d. Notes	5.300	04/15/47	6,095	4,722,203
Sr. Unsec’d. Notes	5.400	10/01/47	15,294	12,045,354
Sr. Unsec’d. Notes	5.750	02/15/33	9,800	9,173,485
Sr. Unsec’d. Notes	6.050	06/01/41	2,500	2,169,077
Sr. Unsec’d. Notes	6.125	12/15/45	9,720	8,393,228
Sr. Unsec’d. Notes	6.250	04/15/49	37,960	33,477,168
Sr. Unsec’d. Notes	6.400	12/01/30	11,235	11,105,479
Sr. Unsec’d. Notes	6.550	12/01/33	6,010	5,921,350
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	42,775	25,869,875
Gtd. Notes	3.700	01/31/51	2,665	1,785,266

See Notes to Financial Statements.

PGIM Total Return Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Enterprise Products Operating LLC, (cont’d.)
Gtd. Notes	3.950%	01/31/60	6,000	$4,041,262
Gtd. Notes	4.200	01/31/50	5,910	4,332,578
Gtd. Notes	4.250	02/15/48	5,593	4,191,819
Gtd. Notes	4.900	05/15/46	18,296	15,060,551
Gtd. Notes	4.950	10/15/54	5,000	4,042,172
Gtd. Notes	5.100	02/15/45	8,450	7,189,267
Gtd. Notes, Series D, 3 Month SOFR + 3.248%	8.619(c)	08/16/77	9,502	9,298,149
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500	07/15/28	50	46,687
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	19	18,637
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A	6.375	03/30/38	4,073	3,869,106
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.700	11/01/42	8,000	5,942,580
Gtd. Notes	5.000	03/01/43	1,958	1,511,835
Gtd. Notes	6.500	09/01/39	1,260	1,167,581
Kinder Morgan, Inc.,
Gtd. Notes(a)	2.000	02/15/31	35,000	26,165,047
Magellan Midstream Partners LP,
Gtd. Notes	4.200	12/01/42	1,600	1,074,657
Gtd. Notes	4.200	03/15/45	2,830	1,827,213
Gtd. Notes	5.150	10/15/43	9,557	7,601,059
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.900	04/01/24	20,820	20,571,932
Gtd. Notes, 144A	4.625	04/01/29	5,980	5,393,379
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	10,440	9,470,128
Sr. Unsec’d. Notes	4.000	03/15/28	6,490	5,946,587
Sr. Unsec’d. Notes	4.500	04/15/38	26,290	20,509,360
Sr. Unsec’d. Notes	4.950	03/14/52	1,560	1,157,427
Sr. Unsec’d. Notes	5.200	12/01/47	2,060	1,592,476
Northwest Pipeline LLC,
Sr. Unsec’d. Notes	4.000	04/01/27	4,110	3,851,809
ONEOK Partners LP,
Gtd. Notes	6.850	10/15/37	1,000	982,506
ONEOK, Inc.,
Gtd. Notes(a)	3.400	09/01/29	35,605	30,479,664
Gtd. Notes(a)	4.450	09/01/49	33,477	22,935,287
Gtd. Notes	4.550	07/15/28	2,790	2,602,597
Gtd. Notes	4.950	07/13/47	59,765	44,706,689
Gtd. Notes	5.200	07/15/48	3,390	2,622,245

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

ONEOK, Inc., (cont’d.)
Gtd. Notes(a)	5.650%	11/01/28	9,955	$9,715,819
Gtd. Notes	6.000	06/15/35	4,200	3,922,095
Gtd. Notes	6.625	09/01/53	4,825	4,508,570
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	9,275	7,878,356
Sr. Unsec’d. Notes	4.650	10/15/25	5,190	5,027,665
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	5,975	5,654,240
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	4,500	3,748,164
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	10,617	9,343,863
Gtd. Notes, 144A	6.000	03/01/27	3,423	3,141,466
Gtd. Notes, 144A	6.000	12/31/30	1,975	1,674,246
Gtd. Notes, 144A	7.500	10/01/25	5,375	5,308,712
Targa Resources Corp.,
Gtd. Notes(a)	5.200	07/01/27	5,510	5,331,973
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	5.000	01/15/28	50	47,187
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	4.150	01/15/48	835	577,288
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.600	03/15/48	20,015	15,113,207
Valero Energy Partners LP,
Gtd. Notes	4.500	03/15/28	7,970	7,500,860
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	9,205	7,679,467
Sr. Sec’d. Notes, 144A	4.125	08/15/31	2,380	1,917,264
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.050	02/01/30	50	43,299
Sr. Unsec’d. Notes	4.750	08/15/28	3,250	3,021,692
Sr. Unsec’d. Notes	5.450	04/01/44	875	671,860
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	43,926	40,581,921
Sr. Unsec’d. Notes	3.900	01/15/25	18,356	17,873,981
Sr. Unsec’d. Notes(a)	4.000	09/15/25	8,625	8,295,628
Sr. Unsec’d. Notes	4.900	01/15/45	5,902	4,558,418
Sr. Unsec’d. Notes	5.100	09/15/45	1,130	908,514
Sr. Unsec’d. Notes	5.300	08/15/52	10,725	8,720,222

				729,774,255

See Notes to Financial Statements.

PGIM Total Return Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 0.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(a)	7.875%	11/15/25		6,050	$5,710,350
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29		3,517	2,852,570
Gtd. Notes, 144A(a)	4.375	02/01/31		2,500	1,920,687
Gtd. Notes, 144A	5.375	08/01/28		500	439,991
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.875	03/20/27		14,600	13,358,507
Sinochem Offshore Capital Co. Ltd. (China),
Gtd. Notes, EMTN	0.750	11/25/25	EUR	2,000	1,933,826

					26,215,931

Real Estate Investment Trusts (REITs) 0.6%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33		9,640	6,568,306
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24		14,830	14,539,775
Sr. Unsec’d. Notes	4.125	05/15/29		22,019	19,289,499
Diversified Healthcare Trust,
Gtd. Notes(a)	4.375	03/01/31		13,046	8,980,483
Gtd. Notes	9.750	06/15/25		4,023	3,904,084
Sr. Unsec’d. Notes	4.750	05/01/24		2,498	2,344,381
Sr. Unsec’d. Notes(a)	4.750	02/15/28		16,070	11,706,174
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24		1,260	1,223,980
Gtd. Notes	5.250	06/01/25		2,555	2,491,591
Healthpeak OP LLC,
Gtd. Notes	3.400	02/01/25		537	518,834
Gtd. Notes	3.500	07/15/29		1,490	1,288,683
Highwoods Realty LP,
Sr. Unsec’d. Notes	3.875	03/01/27		5,885	5,241,963
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I	3.500	09/15/30		36,393	29,412,364
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	200	155,859
Gtd. Notes(a)	5.000	10/15/27		1,666	1,290,628
Realty Income Corp.,
Sr. Unsec’d. Notes	2.850	12/15/32		19,830	15,021,605
Service Properties Trust,
Sr. Unsec’d. Notes	4.350	10/01/24		30,000	28,761,936

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Ventas Realty LP,
Gtd. Notes	3.500%	02/01/25		5,000	$4,818,643
Gtd. Notes	3.850	04/01/27		31,660	29,236,312
Gtd. Notes	4.400	01/15/29		4,765	4,351,307
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.125	08/15/30		25	20,615
Gtd. Notes, 144A	4.250	12/01/26		13,075	12,074,467
Gtd. Notes, 144A(a)	4.625	06/15/25		2,190	2,106,590
Welltower OP LLC,
Gtd. Notes(a)	2.700	02/15/27		2,640	2,385,107
Gtd. Notes	2.750	01/15/31		2,250	1,766,377
Gtd. Notes	4.000	06/01/25		6,960	6,730,235
Gtd. Notes	4.250	04/01/26		14,095	13,503,764
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31		12,425	9,436,591

					239,170,153

Retail 0.5%

At Home Group, Inc.,
Sr. Sec’d. Notes, 144A	4.875	07/15/28		1,300	444,579
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.250	04/15/25		18,000	17,330,708
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30		9,375	9,052,246
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	27,003	27,894,342
Sr. Sec’d. Notes(a)	6.250	10/30/25	EUR	68,552	71,105,774
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	11,560	11,920,400
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29		6,200	5,224,037
Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31		13,000	9,366,536
Patrick Industries, Inc.,
Gtd. Notes, 144A	7.500	10/15/27		300	285,827
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		39,699	38,368,379

					190,992,828

See Notes to Financial Statements.

PGIM Total Return Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 0.4%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137%	11/15/35	26,909	$18,970,511
Sr. Unsec’d. Notes, 144A	3.187	11/15/36	184,190	127,497,355
Intel Corp.,
Sr. Unsec’d. Notes(a)	5.700	02/10/53	9,340	8,354,917
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes	3.150	05/01/27	7,190	6,500,551
Gtd. Notes	3.400	05/01/30	9,130	7,634,780

				168,958,114

Software 0.5%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	50	44,594
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A	9.125	03/01/26	14,859	14,763,485
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28	78,385	76,642,530
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	11,535	6,588,092
Sr. Unsec’d. Notes(a)	2.921	03/17/52	2,025	1,249,365
Oracle Corp.,
Sr. Unsec’d. Notes	2.950	05/15/25	42,350	40,520,563
Sr. Unsec’d. Notes	3.800	11/15/37	18,135	13,347,420
Sr. Unsec’d. Notes	3.850	04/01/60	14,025	8,395,766
Sr. Unsec’d. Notes	3.950	03/25/51	11,600	7,529,264
Sr. Unsec’d. Notes	4.650	05/06/30	28,620	26,217,047
Sr. Unsec’d. Notes	5.550	02/06/53	6,220	5,170,803

				200,468,929

Telecommunications 1.9%

Altice France SA (France),
Sr. Sec’d. Notes, 144A(a)	8.125	02/01/27	10,202	8,595,185
AT&T, Inc.,
Sr. Unsec’d. Notes	2.300	06/01/27	3,300	2,915,846
Sr. Unsec’d. Notes	2.550	12/01/33	21,058	15,111,491
Sr. Unsec’d. Notes	3.500	09/15/53	113,155	66,634,421
Sr. Unsec’d. Notes	3.550	09/15/55	19,994	11,635,173
Sr. Unsec’d. Notes	3.650	09/15/59	73,611	42,561,843
Sr. Unsec’d. Notes	3.800	12/01/57	7,661	4,610,227

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $107,883; purchased 06/23/20)(f)	8.000%	04/01/25(d)		480	$95,948
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $10,919,657; purchased 05/22/20 - 11/05/20)(f)	8.000	12/31/26(d)		14,640	292,807
Gtd. Notes, 144A, Cash coupon 13.000% (original cost $20,549,530; purchased 10/19/23)(f)	13.000	12/31/25(d)		29,336	20,256,624
Sr. Sec’d. Notes, 144A (original cost $64,531,219; purchased 10/19/23)(f)	8.750	05/25/24		68,274	62,534,494
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23(d)		36,750	918,750
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26		15,350	14,294,687
Sr. Sec’d. Notes, 144A(a)	7.000	10/15/28		9,175	8,280,438
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A	6.500	03/15/30		83,590	73,350,225
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		21,986	20,447,195
Sr. Sec’d. Notes, 144A	10.500	05/15/30		550	550,473
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes(a)	4.600	05/23/29		20,980	19,537,643
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		29,300	32,946,184
Sprint LLC,
Gtd. Notes	7.125	06/15/24		39,580	39,792,925
Gtd. Notes	7.625	02/15/25		24,159	24,491,007
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875	02/20/25	GBP	5,000	4,592,122
T-Mobile USA, Inc.,
Gtd. Notes	2.250	11/15/31		9,000	6,680,641
Gtd. Notes	2.550	02/15/31		19,800	15,422,228
Gtd. Notes	2.625	02/15/29		14,375	12,066,636
Gtd. Notes	3.000	02/15/41		40,760	25,710,025
Gtd. Notes	3.300	02/15/51		9,414	5,524,483
Gtd. Notes	3.875	04/15/30		13,050	11,358,733
Gtd. Notes	4.375	04/15/40		19,890	15,377,577
Gtd. Notes	4.500	04/15/50		8,645	6,304,600

See Notes to Financial Statements.

PGIM Total Return Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.680%	10/30/30		9,184	$6,848,594
Sr. Unsec’d. Notes	1.750	01/20/31		6,149	4,546,986
Sr. Unsec’d. Notes	2.650	11/20/40		121,425	73,403,927
Sr. Unsec’d. Notes	3.150	03/22/30		100,000	83,869,043
Sr. Unsec’d. Notes	3.400	03/22/41		11,270	7,594,710

					749,153,891

Transportation 0.2%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.375	09/01/42		2,850	2,244,541
Sr. Unsec’d. Notes	4.700	09/01/45		3,400	2,742,260
Forward Air Corp.,
Sr. Sec’d. Notes, 144A	9.500	10/15/31		14,900	14,525,084
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN(a)	3.570	01/21/32		7,820	6,371,267
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34		4,431	4,205,959
Societe Nationale SNCF SACA (France),
Sr. Unsec’d. Notes, EMTN	5.375	03/18/27	GBP	25,000	30,396,581
Union Pacific Corp.,
Sr. Unsec’d. Notes	2.950	03/10/52		8,960	5,172,742
Sr. Unsec’d. Notes	3.250	02/05/50		19,231	12,093,720

					77,752,154

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26		5,000	4,917,648
Sr. Unsec’d. Notes, 144A	6.050	08/01/28		33,890	33,240,013

					38,157,661

Water 0.0%

American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/47		4,795	3,288,421

TOTAL CORPORATE BONDS (cost $17,225,584,259)					14,298,530,648

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS 1.1%

Airlines 0.0%

United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%	9.189%(c)	04/21/28		15,894	$15,922,309

Commercial Services 0.0%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month SOFR + 4.114%	9.439(c)	08/12/28		3,688	3,682,932

Computers 0.1%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.165(c)	03/01/29		55,028	52,368,748

Insurance 0.0%

Asurion LLC,
New B11 Term Loan, 1 Month SOFR + 4.350%	9.674(c)	08/21/28		3,411	3,252,593
New B-8 Term Loan, 1 Month SOFR + 3.364%	8.689(c)	12/23/26		10,698	10,326,425

					13,579,018

Media 0.1%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.835(c)	01/18/28		13,818	12,879,581
September 2019 Term Loan, 1 Month LIBOR + 2.500%	7.949(c)	04/15/27		5,797	5,216,109
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	15.294(c)	05/25/26		3,134	1,175,340
Second Lien Term Loan, 6 Month SOFR + 3.500%	8.175(c)	08/24/26		55,305	622,183

					19,893,213

Metal Fabricate/Hardware 0.2%

Tank Holding Corp.,
2023 Incremental Term Loan, 1 Month SOFR + 6.100%^	11.424(c)	03/31/28		7,425	7,072,017
Delayed Draw Term Commitment^	11.439(cc)	03/31/28		1,077	1,025,519
Term Loan, 1 Month SOFR + 5.850%	11.174(c)	03/31/28		57,053	54,200,172

					62,297,708

Pharmaceuticals 0.1%

Nidda Healthcare Holding GmbH (Germany),
Term Loan F(GBP), SONIA + 4.520%	9.732(c)	08/21/26	GBP	17,000	20,259,728

See Notes to Financial Statements.

PGIM Total Return Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Real Estate Investment Trusts (REITs) 0.0%

Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 3.500%^	8.824%(c)	05/09/29		2,769	$2,630,393
Term Loan, 1 Month SOFR + 2.364%	7.689(c)	04/23/26		6,498	6,245,746

					8,876,139

Retail 0.5%

CD&R Dock Bidco Ltd. (United Kingdom),
Facility B, SONIA + 5.033%	10.220(c)	03/16/26	GBP	7,900	9,292,984
Initial Facility Loan, SONIA + 8.783%	13.970(c)	03/15/27	GBP	10,100	10,565,071
Constellation Automotive Group Ltd. (United Kingdom),
Facility 1 Loan, SONIA + 7.500%	12.684(c)	07/27/29	GBP	11,975	9,802,802
EG Finco Ltd. (United Kingdom),
Term Loan B Tranche B, 1 Month EURIBOR + 4.000%	7.868(c)	02/05/25	EUR	10,199	10,728,121
Term Loan B Tranche C, 1 Month EURIBOR + 4.000%	7.387(c)	02/05/25	EUR	19,770	20,032,354
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%	10.972(c)	04/30/27	EUR	127,012	120,392,718
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month SOFR + 4.012%	9.402(c)	03/06/28		6,840	6,775,975

					187,590,025

Telecommunications 0.1%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	8.981(c)	05/27/24		37,556	34,332,671

TOTAL FLOATING RATE AND OTHER LOANS (cost $489,362,706)					418,802,491

MUNICIPAL BONDS 0.6%

California 0.1%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49		12,630	13,026,310
Taxable, Revenue Bonds, BABs, Series S3	6.907	10/01/50		525	580,866
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39		4,630	4,788,922

See Notes to Financial Statements.

78

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

Los Angeles County Public Works Financing Authority,
Revenue Bonds, BABs, Series Z	7.618%	08/01/40	4,300	$4,843,134
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs	5.716	07/01/39	8,475	8,235,019
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C	6.008	07/01/39	6,200	6,160,692
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	835	916,153
General Obligation Unlimited, Taxable, BABs	7.625	03/01/40	275	311,836
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	1,600	1,807,559
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	2,050	1,704,126
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	4,900	3,686,407
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	1,803,958

				47,864,982

Colorado 0.0%

Colorado Bridge Enterprise,
Taxable, Revenue Bonds, BABs, Series SR	6.078	12/01/40	1,000	995,198
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B	5.844	11/01/50	3,320	3,258,043

				4,253,241

District of Columbia 0.0%

District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A	4.814	10/01/2114	15,765	12,536,934

Illinois 0.1%

Illinois State Toll Highway Authority,
Taxable, Revenue Bonds, BABs, Series A	6.184	01/01/34	5,000	5,042,885
State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	19,045	17,680,346

				22,723,231

Kentucky 0.0%

Kentucky State Property & Building Commission,
Revenue Bonds, BABs, Series C	5.373	11/01/25	1,450	1,436,642

See Notes to Financial Statements.

PGIM Total Return Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan 0.0%

Michigan Finance Authority,
Revenue Bonds, Series G	3.084%	12/01/34	10,720	$8,398,107
Taxable, Revenue Bonds	3.384	12/01/40	13,895	10,045,093

				18,443,200

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A	7.102	01/01/41	15,953	17,395,458
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	12,865	14,446,327
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H	5.665	05/01/40	1,350	1,316,764

				33,158,549

New York 0.1%

Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs	6.687	11/15/40	700	694,408
New York City Municipal Water Finance Authority,
Taxable, Revenue Bonds, BABs	5.882	06/15/44	920	893,323
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	4.725	11/01/23	1,400	1,400,000
Taxable, Revenue Bonds, BABs	4.905	11/01/24	1,100	1,089,133
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs	5.770	03/15/39	18,800	18,549,057
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	2,600	1,981,423
Consolidated, Taxable, Revenue Bonds, Series 192	4.810	10/15/65	8,650	7,073,621
Consolidated, Taxable, Revenue Bonds, Series 210	4.031	09/01/48	4,000	2,965,918

				34,646,883

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	7,815	6,080,319
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	295	259,346

				6,339,665

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Oregon 0.0%

State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834%	11/15/34	675	$680,136

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105	12/01/39	400	398,459
Revenue Bonds, BABs, Series B	5.511	12/01/45	5,370	4,941,702
University of Pittsburgh-of the Commonwealth
System of Higher Education,
Taxable, Revenue Bonds	3.555	09/15/2119	20,900	12,040,591

				17,380,752

Puerto Rico 0.1%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53	2,250	1,898,004
Revenue Bonds, Series A-1	5.000	07/01/58	27,600	23,919,083

				25,817,087

Texas 0.1%

City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985	02/01/39	1,000	987,680
Taxable, Revenue Bonds	4.427	02/01/42	6,480	5,483,276
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C	2.919	11/01/50	2,035	1,279,992
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	16,510	11,785,811

				19,536,759

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	8,135	5,635,217

TOTAL MUNICIPAL BONDS (cost $321,850,194)				250,453,278

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.8%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/35	3	2,717

See Notes to Financial Statements.

PGIM Total Return Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month SOFR + 0.264% (Cap N/A, Floor 0.150%)	5.579%(c)	07/27/57	91	$90,248
Banc of America Funding Trust,
Series 2005-D, Class A1	4.674(cc)	05/25/35	20	18,054
Series 2006-I, Class 4A1	4.083(cc)	10/20/46	21	17,252
Banc of America Mortgage Trust,
Series 2004-E, Class 2A6	5.008(cc)	06/25/34	117	109,521
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A1	6.198(cc)	02/25/33	1	947
Series 2005-04, Class 3A1	5.014(cc)	08/25/35	68	60,047
Series 2007-03, Class 1A1	3.880(cc)	05/25/47	115	100,225
Bear Stearns ALT-A Trust,
Series 2005-04, Class 23A1	4.483(cc)	05/25/35	58	53,868
Series 2005-04, Class 23A2	4.483(cc)	05/25/35	19	17,795
Bellemeade Re Ltd.,
Series 2020-03A, Class M1C, 144A, 30 Day Average SOFR + 3.814% (Cap N/A, Floor 3.700%)	9.135(c)	10/25/30	6,173	6,227,120
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	8.271(c)	03/25/31	9,400	9,555,439
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	6.721(c)	09/25/31	10,950	10,913,451
CHL Mortgage Pass-Through Trust,
Series 2003-53, Class A1	5.252(cc)	02/19/34	4,740	4,383,400
Series 2005-29, Class A1	5.750	12/25/35	348	165,459
Series 2005-HYB09, Class 3A2A, TSFR12M + 2.465% (Cap 11.000%, Floor 1.750%)	7.884(c)	02/20/36	7	5,921
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	4.390(cc)	09/25/47	2,862	2,472,229
Connecticut Avenue Securities Trust,
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.421(c)	10/25/41	3,600	3,588,791
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)	6.871(c)	10/25/41	11,730	11,621,330
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	8.471(c)	12/25/41	6,790	6,768,823

See Notes to Financial Statements.

82

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Connecticut Avenue Securities Trust, (cont’d.)
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)	7.221%(c)	12/25/41	3,300		$3,250,543
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	11.571(c)	03/25/42	14,390		15,665,370
Series 2022-R04, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.421(c)	03/25/42	6,300		6,413,735
Series 2023-R05, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 3.100%)	8.421(c)	06/25/43	20,500		20,906,441
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)	8.021(c)	07/25/43	9,640		9,718,606
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class PT, 144A	4.158(cc)	09/25/57	18,010		14,166,796
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	7.139(c)	11/25/28	18,411		18,416,413
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.021(c)	10/25/33	29,912		30,042,373
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	8.771(c)	04/25/34	40,750		41,094,790
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.321(c)	09/26/33	14,300		14,308,330
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	7.321(c)	11/25/41	12,930		12,688,852
Fannie Mae REMIC,
Series 2000-32, Class FM, 30 Day Average SOFR + 0.564% (Cap 9.000%, Floor 0.450%)	5.886(c)	10/18/30	—(r	)	374
Series 2001-29, Class Z	6.500	07/25/31	11		10,935
Series 2012-132, Class KI, IO	3.000	12/25/32	4,909		442,822
Series 2013-57, Class MI, IO	3.000	06/25/28	993		41,285
Series 2014-05, Class AI, IO	4.500	04/25/43	1,921		306,296
Series 2015-51, Class CI, IO	4.000	07/25/45	3,295		559,367
Series 2016-30, Class CI, IO	3.000	05/25/36	2,413		212,526
Series 2016-74, Class GM	2.500	09/25/43	9,900		8,952,819

See Notes to Financial Statements.

PGIM Total Return Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Fannie Mae REMIC, (cont’d.)
Series 2017-83, Class IO, IO	4.000%	10/25/47	2,366	$414,167
Series 2018-16, Class MB	3.500	07/25/46	2,681	2,484,197
Series 2018-24, Class BH	3.500	04/25/48	4,374	3,702,327
Series 2018-58, Class BI, IO	4.000	08/25/48	1,654	221,329
Series 2019-08, Class Z	3.500	03/25/49	2,684	1,917,712
Series 2019-13, Class LZ	4.000	04/25/49	12,370	10,790,752
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.721(c)	08/25/33	1,000	1,019,006
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.814% (Cap N/A, Floor 0.000%)	7.135(c)	01/25/50	1,796	1,797,522
Series 2020-DNA02, Class B1, 144A, 30 Day Average SOFR + 2.614% (Cap N/A, Floor 0.000%)	7.935(c)	02/25/50	2,250	2,261,220
Series 2020-DNA02, Class M2, 144A, 30 Day Average SOFR + 1.964% (Cap N/A, Floor 0.000%)	7.285(c)	02/25/50	8,188	8,252,077
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)	11.435(c)	08/25/50	7,648	8,498,826
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	10.121(c)	10/25/50	10,705	11,579,212
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	8.121(c)	10/25/50	6,822	6,912,699
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.321(c)	12/25/50	400	401,496
Series 2020-DNA06, Class M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	7.321(c)	12/25/50	2,162	2,176,194
Series 2020-HQA02, Class M2, 144A, 30 Day Average SOFR + 3.214% (Cap N/A, Floor 0.000%)	8.535(c)	03/25/50	1,473	1,522,709
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)	10.685(c)	09/25/50	13,753	14,827,560
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	7.971(c)	01/25/51	22,230	21,702,286

See Notes to Financial Statements.

84

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	8.821%(c)	10/25/33	46,395	$47,351,702
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	8.371(c)	01/25/34	1,751	1,751,000
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	6.971(c)	01/25/34	11,797	11,799,657
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.721(c)	10/25/41	29,030	29,175,150
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	6.821(c)	10/25/41	3,100	3,052,924
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	7.121(c)	11/25/41	3,750	3,683,277
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.321(c)	08/25/33	16,223	15,989,899
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	8.471(c)	12/25/33	15,583	15,388,213
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)	7.371(c)	12/25/33	13,960	13,767,473
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	8.671(c)	09/25/41	7,943	7,883,105
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	7.421(c)	09/25/41	51,600	50,116,500
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)	9.071(c)	12/25/41	572	568,296
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	7.671(c)	12/25/41	32,900	31,871,875
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)	7.171(c)	01/25/42	11,388	11,217,302

See Notes to Financial Statements.

PGIM Total Return Bond Fund    85

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.721%(c)	02/25/42	13,835		$13,860,888
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.221(c)	04/25/42	7,600		7,742,494
Series 2022-DNA04, Class M1B, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	8.671(c)	05/25/42	800		825,896
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA04, Class M2, 144A, 30 Day Average SOFR + 2.064% (Cap N/A, Floor 0.000%)	7.385(c)	10/25/49	76		76,117
FHLMC Structured Pass-Through Certificates,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	6.200(c)	07/25/44	54		48,404
Series T-63, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)	6.000(c)	02/25/45	6		5,593
Freddie Mac REMIC,
Series 1628, Class LZ	6.500	12/15/23	—(r	)	63
Series 1935, Class JZ	7.000	02/15/27	17		16,898
Series 2241, Class PH	7.500	07/15/30	13		12,944
Series 3795, Class VZ	4.000	01/15/41	2,132		1,932,321
Series 3889, Class DZ	4.000	01/15/41	2,223		2,012,619
Series 4135, Class AI, IO	3.500	11/15/42	6,514		923,180
Series 4372, Class GI, IO	4.500	08/15/44	3,805		683,244
Series 4468, Class IO, IO	4.500	05/15/45	4,380		685,096
Series 4500, Class ZX	4.000	07/15/45	1,917		1,673,785
Series 4735, Class IM, IO	4.000	12/15/47	7,083		1,323,016
Series 4736, Class IP, IO	4.000	08/15/47	1,673		251,380
Series 4751, Class PI, IO	4.000	11/15/47	1,191		194,282
Series 4795, Class WQ	4.000	07/15/46	1,170		1,124,862
Series 4801, Class ZD	4.000	06/15/48	4,966		4,262,358
Series 4802, Class EZ	4.000	06/15/48	4,192		3,674,416
Series 4831, Class BA	3.500	10/15/44	674		656,384
Series 4870, Class K	4.000	04/15/49	17,537		15,623,676
Series 4903, Class ED	2.750	09/15/48	4,255		3,619,167
Series 4903, Class IP, IO	4.500	07/25/49	8,097		2,018,131
Series 4939, Class KT	3.000	07/15/48	15,446		12,908,315
Series 4946, Class KB	3.000	12/15/48	7,141		6,015,532
Series 5312, Class SA, IO, 30 Day Average SOFR x (1) + 5.550% (Cap 5.550%, Floor 0.000%)	0.229(c)	12/25/52	69,606		2,434,853

See Notes to Financial Statements.

86

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Freddie Mac Strips,
Series 304, Class C54, IO	4.000%	12/15/32	2,020	$227,765
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000	07/20/43	1,161	1,010,576
Series 2015-064, Class IA, IO	4.000	05/20/45	8,274	1,362,047
Series 2015-165, Class IB, IO	3.500	11/20/42	3,203	325,465
Series 2016-01, Class ZP	3.000	01/20/46	7,090	5,071,768
Series 2016-161, Class PI, IO	3.500	06/20/46	17,939	2,631,488
Series 2016-69, Class B	3.000	05/20/46	11,798	9,905,964
Series 2017-134, Class ZK	3.000	08/20/47	6,309	4,249,181
Series 2018-05, Class IB, IO	4.000	01/20/48	9,868	1,896,325
Series 2018-21, Class IH, IO	4.500	02/20/48	3,380	666,270
Series 2018-59, Class PZ	3.000	09/20/46	6,606	5,523,617
Series 2019-159, Class IJ, IO	3.500	12/20/49	10,407	2,051,762
Series 2023-69, Class CS, IO, 30 Day Average SOFR x (1) + 5.440% (Cap 5.440%, Floor 0.000%)	0.119(c)	05/20/53	73,597	1,513,466
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month SOFR + 0.254% (Cap N/A, Floor 0.140%)	5.579(c)	10/26/36	1,193	1,185,395
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	7.089(c)	05/25/29	6,453	6,452,634
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	8.121(c)	01/25/34	41,170	41,586,949
Impac CMB Trust,
Series 2005-01, Class 1A1, 1 Month SOFR + 0.634% (Cap 11.250%, Floor 0.520%)	5.959(c)	04/25/35	612	546,875
IndyMac Adjustable Rate Mortgage Trust,
Series 2001-H02, Class A1	5.696(cc)	01/25/32	1	1,020
IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX04, Class 2A1, 1 Month SOFR + 0.474% (Cap N/A, Floor 0.360%)	5.799(c)	07/25/37	1,900	1,669,728
JPMorgan Alternative Loan Trust,
Series 2006-A01, Class 4A1	3.896(cc)	03/25/36	73	51,166
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)	6.189(c)	01/25/48	10,344	10,002,454
Oaktown Re VI Ltd.,
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)	7.371(c)	10/25/33	12,702	12,721,884

See Notes to Financial Statements.

PGIM Total Return Bond Fund    87

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	8.221%(c)	04/25/34	44,200	$44,619,714
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)	8.341(c)	02/27/24	14,164	14,086,040
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)	9.720(c)	03/27/25	101,583	101,581,145
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 3.850% (Cap N/A, Floor 2.850%)	9.289(c)	02/25/25	49,679	49,678,672
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	8.089(c)	08/25/25	44,700	44,673,475
Prime Mortgage Trust,
Series 2004-CL01, Class 1A2, 1 Month SOFR + 0.514% (Cap 8.000%, Floor 0.400%)	5.839(c)	02/25/34	4	3,768
Radnor Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)	7.171(c)	11/25/31	13,782	13,784,587
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.021(c)	11/25/31	42,300	43,288,488
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.021(c)	07/25/33	7,900	7,946,695
Regal Trust IV,
Series 1999-01, Class A, 144A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)	4.315(c)	09/29/31	5	4,676
RFMSI Trust,
Series 2003-S09, Class A1	6.500	03/25/32	6	5,306
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	6.447(cc)	02/25/34	40	36,903
Series 2004-18, Class 3A1	5.533(cc)	12/25/34	4,366	3,934,343
Structured Asset Mortgage Investments Trust,
Series 2002-AR03, Class A1, 1 Month SOFR + 0.774% (Cap 11.000%, Floor 0.660%)	6.108(c)	09/19/32	4	3,324
Vendee Mortgage Trust,
Series 2011-02, Class DZ	3.750	10/15/41	2,342	2,086,016

See Notes to Financial Statements.

88

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month SOFR + 0.954% (Cap 10.500%, Floor 0.840%)	6.279%(c)	06/25/44		580		$517,104
Series 2004-AR10, Class A3, 1 Month SOFR + 1.214% (Cap 10.500%, Floor 1.100%)	6.539(c)	07/25/44		871		790,333
Series 2005-AR05, Class A6	4.622(cc)	05/25/35		369		346,890
Washington Mutual MSC Mortgage Pass-Through Certificates Trust,
Series 2003-AR01, Class 2A	3.991(cc)	02/25/33		—(r	)	200

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,141,622,696)						1,120,116,366

SOVEREIGN BONDS 3.9%
Albania Government International Bond (Albania),
Bonds, Series PAR	2.708(s)	08/31/25		91,274		82,511,286
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	402,629		314,746
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		82,695		80,187,688
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes	1.375	09/23/50	EUR	7,966		4,314,547
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes(a)	1.750	01/20/26	EUR	30,000		29,981,263
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes(a)	4.500	01/28/26		6,000		5,746,800
Sr. Unsec’d. Notes	7.375	09/18/37		1,015		910,962
Sr. Unsec’d. Notes	8.375	02/15/27		900		955,692
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	6.000	01/26/24		60,931		60,936,484
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.500	02/22/29		2,764		2,513,858
Sr. Unsec’d. Notes, 144A	5.500	01/27/25		6,000		5,886,720
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		49,030		44,592,785
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		6,400		6,048,000
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.375	08/05/26		8,420		7,905,706
Sr. Unsec’d. Notes, 144A	3.875	02/01/28		11,845		10,869,801
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	192,000		207,706,628

See Notes to Financial Statements.

PGIM Total Return Bond Fund    89

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hellenic Republic Government International Bond (Greece), (cont’d.)
Sr. Unsec’d. Notes	6.140%	04/14/28	EUR	132,800	$152,018,645
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	23,162	21,711,137
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	21,310	16,141,065
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	15,265	14,762,349
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	290	294,535
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	55,614	57,698,281
Sr. Unsec’d. Notes	7.750	01/17/38		3,000	3,422,310
Sr. Unsec’d. Notes, 144A	7.750	01/17/38		2,500	2,851,925
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	29,251	30,151,342
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	7,375	7,651,085
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, GMTN	3.250	05/02/24		43,000	42,181,667
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	36,700	36,587,765
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	9.500	02/02/30		3,500	4,148,900
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	5,000	4,683,468
Province of Alberta (Canada),
Sr. Unsec’d. Notes(a)	1.300	07/22/30		21,630	16,698,899
Province of British Columbia (Canada),
Bonds	7.250	09/01/36		17,530	20,103,357
Province of Quebec (Canada),
Unsec’d. Notes, MTN	7.295	07/22/26		474	493,120
Unsec’d. Notes, MTN	7.365	03/06/26		82	84,784
Unsec’d. Notes, MTN	7.380	04/09/26		100	105,110
Repubic of Italy Government International Bond Coupon Strips (Italy),
Sr. Unsec’d. Notes	2.758(s)	02/20/31	EUR	43,130	32,955,956
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.375	10/17/24		9,601	9,259,083
Sr. Unsec’d. Notes(a)	2.875	10/17/29		185,800	157,526,275
Sr. Unsec’d. Notes	3.875	05/06/51		700	431,669
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	498	525,947
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 30Y Index + 0.000% (Cap N/A, Floor 4.250%)	4.250(c)	06/28/29	EUR	30,000	31,981,072

See Notes to Financial Statements.

90

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Republic of Italy Government International Bond (Italy), (cont’d.)
Sr. Unsec’d. Notes, MTN	5.375%	06/15/33		75,914	$70,604,355
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	3.750	07/24/26	EUR	600	606,291
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	2.375	04/19/27	EUR	6,600	6,368,916
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	7,216	5,967,425
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	3,774	2,947,532
Sr. Unsec’d. Notes, 144A, MTN	5.000	09/27/26	EUR	41,500	44,075,817
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	9,173	7,585,808
Unsec’d. Notes, 144A, MTN	6.000	05/25/34		6,002	5,458,099
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	16,085	13,126,319
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	88,420	84,608,456
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	14,827	10,352,494
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		12,350	9,037,977
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		8,350	8,098,999
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	3,109	732,971
Sr. Unsec’d. Notes	7.750	09/01/25(d)		4,000	1,220,000
Sr. Unsec’d. Notes	8.994	02/01/26(d)		4,635	1,406,433
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	48,655	11,470,801
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		43,190	13,604,850
Sr. Unsec’d. Notes, 144A	7.750	09/01/25(d)		10,000	3,050,000
Sr. Unsec’d. Notes, 144A	8.994	02/01/26(d)		7,697	2,335,558
Sr. Unsec’d. Notes, 144A	9.750	11/01/30(d)		23,600	6,844,000

TOTAL SOVEREIGN BONDS (cost $1,816,294,851)					1,525,355,813

U.S. GOVERNMENT AGENCY OBLIGATIONS 16.3%

Fannie Mae Interest Strips	1.758(s)	08/06/38		621	259,960
Fannie Mae Interest Strips	3.010(s)	11/15/29		237	169,612
Fannie Mae Principal Strips	2.596(s)	01/15/30		3,617	2,614,477
Fannie Mae Principal Strips	3.522(s)	07/15/37		6,895	3,193,401
Fannie Mae Principal Strips, MTN	3.339(s)	05/15/30		2,880	2,042,018
Federal Farm Credit Bank	3.000	01/14/30		541	477,539
Federal Home Loan Bank	3.200	11/29/32		22,500	18,656,167
Federal Home Loan Bank	3.500	06/11/32		6,270	5,409,869
Federal Home Loan Bank	4.250	11/02/38		4,340	3,593,011
Federal Home Loan Mortgage Corp.,
MTN	1.848(s)	12/14/29		8,691	6,374,607
MTN	2.054(s)	11/15/38		10,000	4,284,576

See Notes to Financial Statements.

PGIM Total Return Bond Fund    91

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal Home Loan Mortgage Corp., (cont’d.)
MTN	2.662%(s)	12/17/29	893	$656,885
Federal Home Loan Mortgage Corp.	1.500	12/01/50	3,725	2,598,835
Federal Home Loan Mortgage Corp.	1.500	02/01/51	7,886	5,488,367
Federal Home Loan Mortgage Corp.	1.500	04/01/51	19,034	13,247,367
Federal Home Loan Mortgage Corp.	1.500	05/01/51	46,568	32,410,481
Federal Home Loan Mortgage Corp.	1.500	06/01/51	8,271	5,756,342
Federal Home Loan Mortgage Corp.	2.000	10/01/50	2,429	1,798,067
Federal Home Loan Mortgage Corp.	2.000	11/01/50	9,787	7,245,486
Federal Home Loan Mortgage Corp.	2.000	12/01/50	42,044	31,121,708
Federal Home Loan Mortgage Corp.	2.000	02/01/51	2,276	1,684,397
Federal Home Loan Mortgage Corp.	2.000	03/01/51	26,311	19,467,568
Federal Home Loan Mortgage Corp.	2.000	04/01/51	35,424	26,206,071
Federal Home Loan Mortgage Corp.	2.000	05/01/51	4,026	2,977,152
Federal Home Loan Mortgage Corp.	2.000	08/01/51	21,163	15,605,088
Federal Home Loan Mortgage Corp.	2.500	11/01/49	5,447	4,238,668
Federal Home Loan Mortgage Corp.	2.500	07/01/50	2,416	1,871,037
Federal Home Loan Mortgage Corp.	2.500	09/01/50	2,761	2,135,529
Federal Home Loan Mortgage Corp.	2.500	10/01/50	24,859	19,197,555
Federal Home Loan Mortgage Corp.	2.500	12/01/50	60,174	46,539,959
Federal Home Loan Mortgage Corp.	2.500	01/01/51	5,186	4,010,931
Federal Home Loan Mortgage Corp.	2.500	02/01/51	45,588	35,258,391
Federal Home Loan Mortgage Corp.	2.500	03/01/51	143,279	110,815,672
Federal Home Loan Mortgage Corp.	2.500	04/01/51	8,588	6,635,628
Federal Home Loan Mortgage Corp.	2.500	07/01/51	1,248	965,528
Federal Home Loan Mortgage Corp.	2.500	07/01/51	36,732	28,290,493
Federal Home Loan Mortgage Corp.	2.500	07/01/51	89,402	68,852,849
Federal Home Loan Mortgage Corp.	2.500	08/01/51	71,430	54,959,182
Federal Home Loan Mortgage Corp.	2.500	09/01/51	49,042	37,715,736
Federal Home Loan Mortgage Corp.	2.500	02/01/52	43,166	33,178,969
Federal Home Loan Mortgage Corp.	2.500	04/01/52	2,848	2,190,708
Federal Home Loan Mortgage Corp.	3.000	06/01/51	3,013	2,420,690
Federal Home Loan Mortgage Corp.	3.000	11/01/51	7,673	6,153,080
Federal Home Loan Mortgage Corp.	3.000	02/01/52	2,039	1,634,524
Federal Home Loan Mortgage Corp.	3.000	02/01/52	3,640	2,918,340
Federal Home Loan Mortgage Corp.	3.000	02/01/52	94,623	75,855,109
Federal Home Loan Mortgage Corp.	3.000	04/01/52	51,981	41,647,137
Federal Home Loan Mortgage Corp.	3.500	02/01/47	837	718,533
Federal Home Loan Mortgage Corp.	3.500	05/01/52	132,294	110,225,347
Federal Home Loan Mortgage Corp.	4.500	09/01/39	294	271,776
Federal Home Loan Mortgage Corp.	4.500	07/01/52	91,008	81,343,426
Federal Home Loan Mortgage Corp.	4.500	09/01/52	132,183	118,142,633
Federal Home Loan Mortgage Corp.	4.500	10/01/52	116,420	104,054,168
Federal Home Loan Mortgage Corp.	5.000	01/01/39	33	31,984
Federal Home Loan Mortgage Corp.	5.000	08/01/52	25,942	23,941,621

See Notes to Financial Statements.

92

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal Home Loan Mortgage Corp.	5.000%	08/01/53	470		$433,235
Federal Home Loan Mortgage Corp.	5.500	06/01/31	1		520
Federal Home Loan Mortgage Corp.	5.500	10/01/33	178		175,270
Federal Home Loan Mortgage Corp.	5.500	07/01/34	2		1,937
Federal Home Loan Mortgage Corp.	5.500	01/01/53	45,199		42,912,154
Federal Home Loan Mortgage Corp.	5.500	02/01/53	70,717		67,117,173
Federal Home Loan Mortgage Corp.	5.500	04/01/53	129,012		122,436,816
Federal Home Loan Mortgage Corp.	6.000	10/01/32	6		5,563
Federal Home Loan Mortgage Corp.	6.000	12/01/32	4		4,310
Federal Home Loan Mortgage Corp.	6.000	02/01/33	4		4,059
Federal Home Loan Mortgage Corp.	6.000	11/01/33	15		14,409
Federal Home Loan Mortgage Corp.	6.000	01/01/34	21		21,186
Federal Home Loan Mortgage Corp.	6.000	12/01/36	1		828
Federal Home Loan Mortgage Corp.(k)	6.250	07/15/32	40,210		43,405,192
Federal Home Loan Mortgage Corp.	6.500	07/01/32	—(r	)	413
Federal Home Loan Mortgage Corp.	6.500	07/01/32	1		875
Federal Home Loan Mortgage Corp.	6.500	08/01/32	1		851
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		1,799
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		1,862
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		2,071
Federal Home Loan Mortgage Corp.	6.500	09/01/32	11		10,656
Federal Home Loan Mortgage Corp.	6.500	11/01/33	19		18,683
Federal Home Loan Mortgage Corp.(k)	6.750	03/15/31	47,678		52,419,713
Federal Home Loan Mortgage Corp.	7.000	09/01/32	22		22,617
Federal Home Loan Mortgage Corp.	7.000	01/01/53	920		929,907
Federal Home Loan Mortgage Corp.	7.000	05/01/53	1,198		1,210,887
Federal Home Loan Mortgage Corp.	7.000	06/01/53	1,057		1,068,219
Federal Home Loan Mortgage Corp.	8.500	08/01/24	—(r	)	167
Federal Home Loan Mortgage Corp.	8.500	11/01/24	—(r	)	9
Federal Judiciary Office Building Trust, Notes	2.094(s)	02/15/24	325		319,365
Federal National Mortgage Assoc.,
Enterprise 11th District COFI Institutional Replacement Index + 1.254% (Cap 12.653%, Floor 4.477%)	4.477(c)	01/01/28	1		827
Enterprise 11th District COFI Institutional Replacement Index + 1.255% (Cap 11.548%, Floor 3.042%)	4.342(c)	05/01/36	4		3,490
Enterprise 11th District COFI Institutional Replacement Index + 1.257% (Cap 12.930%, Floor 3.190%)	4.390(c)	05/01/36	1		1,274
Federal National Mortgage Assoc.	1.265(s)	11/15/30	5,420		3,728,132
Federal National Mortgage Assoc.	1.500	10/01/50	4,383		3,050,808
Federal National Mortgage Assoc.	1.500	12/01/50	48,923		34,049,570
Federal National Mortgage Assoc.	1.500	01/01/51	24,442		17,011,312

See Notes to Financial Statements.

PGIM Total Return Bond Fund    93

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal National Mortgage Assoc.	1.500%	03/01/51	21,274	$14,806,889
Federal National Mortgage Assoc.	1.500	04/01/51	73,081	50,863,330
Federal National Mortgage Assoc.	1.500	05/01/51	1,134	788,959
Federal National Mortgage Assoc.	1.500	06/01/51	113,050	78,771,365
Federal National Mortgage Assoc.	1.500	07/01/51	6,309	4,395,270
Federal National Mortgage Assoc.	1.500	09/01/51	5,884	4,101,058
Federal National Mortgage Assoc.	2.000	TBA(tt)	61,500	45,154,453
Federal National Mortgage Assoc.	2.000	11/01/50	1,455	1,079,018
Federal National Mortgage Assoc.	2.000	12/01/50	2,868	2,127,720
Federal National Mortgage Assoc.	2.000	01/01/51	14,666	10,860,863
Federal National Mortgage Assoc.	2.000	02/01/51	20,101	14,882,924
Federal National Mortgage Assoc.	2.000	05/01/51	83,286	61,484,997
Federal National Mortgage Assoc.	2.000	06/01/51	9,015	6,652,253
Federal National Mortgage Assoc.	2.000	07/01/51	12,675	9,375,620
Federal National Mortgage Assoc.	2.000	08/01/51	13,972	10,306,054
Federal National Mortgage Assoc.	2.000	10/01/51	60,714	44,702,793
Federal National Mortgage Assoc.	2.000	11/01/51	59,994	44,341,106
Federal National Mortgage Assoc.(k)	2.186(s)	03/17/31	794	532,164
Federal National Mortgage Assoc.	2.500	TBA(tt)	484,500	371,626,641
Federal National Mortgage Assoc.	2.500	05/01/50	12,739	9,872,374
Federal National Mortgage Assoc.	2.500	06/01/50	114,188	88,644,014
Federal National Mortgage Assoc.	2.500	08/01/50	66,331	51,318,617
Federal National Mortgage Assoc.	2.500	09/01/50	4,293	3,325,145
Federal National Mortgage Assoc.	2.500	11/01/50	37,941	29,353,833
Federal National Mortgage Assoc.	2.500	01/01/51	95,949	74,146,663
Federal National Mortgage Assoc.	2.500	02/01/51	135,234	104,625,325
Federal National Mortgage Assoc.	2.500	03/01/51	28,250	21,835,435
Federal National Mortgage Assoc.	2.500	04/01/51	93,861	72,516,033
Federal National Mortgage Assoc.	2.500	05/01/51	65,156	50,290,868
Federal National Mortgage Assoc.	2.500	06/01/51	12,648	9,740,343
Federal National Mortgage Assoc.	2.500	07/01/51	74,383	57,357,672
Federal National Mortgage Assoc.	2.500	11/01/51	5,876	4,546,133
Federal National Mortgage Assoc.	3.000	TBA	230,500	184,627,384
Federal National Mortgage Assoc.	3.000	TBA(tt)	592,000	473,605,873
Federal National Mortgage Assoc.	3.000	05/01/51	20,780	16,686,160
Federal National Mortgage Assoc.	3.000	06/01/51	3,576	2,873,489
Federal National Mortgage Assoc.	3.000	07/01/51	129,063	103,604,737
Federal National Mortgage Assoc.	3.000	08/01/51	3,199	2,568,300
Federal National Mortgage Assoc.	3.000	01/01/52	160,402	129,259,260
Federal National Mortgage Assoc.	3.000	02/01/52	69,957	56,092,223
Federal National Mortgage Assoc.(kk)	3.000	03/01/52	399,434	320,226,197
Federal National Mortgage Assoc.	3.000	04/01/52	230,400	184,639,544
Federal National Mortgage Assoc.	3.000	05/01/52	7,160	5,738,102
Federal National Mortgage Assoc.	3.500	TBA	75,000	62,517,580
Federal National Mortgage Assoc.	3.500	04/01/52	13,019	10,858,881

See Notes to Financial Statements.

94

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal National Mortgage Assoc.	3.500%	05/01/52		109,204		$91,070,091
Federal National Mortgage Assoc.	4.000	12/01/40		124		110,684
Federal National Mortgage Assoc.	4.000	06/01/52		42,804		37,019,617
Federal National Mortgage Assoc.	4.000	08/01/52		86,146		74,460,696
Federal National Mortgage Assoc.	4.000	09/01/52		31,543		27,269,840
Federal National Mortgage Assoc.	4.500	01/01/25		5		5,078
Federal National Mortgage Assoc.	4.500	02/01/33		3		2,320
Federal National Mortgage Assoc.	4.500	08/01/33		2		2,085
Federal National Mortgage Assoc.	4.500	08/01/40		3,906		3,606,404
Federal National Mortgage Assoc.	4.500	07/01/52		13,396		11,973,881
Federal National Mortgage Assoc.	4.500	09/01/52		27,363		24,456,584
Federal National Mortgage Assoc.	4.500	10/01/52		2,109		1,884,732
Federal National Mortgage Assoc.	5.000	TBA		150,000		138,281,250
Federal National Mortgage Assoc.	5.000	03/01/34		288		280,425
Federal National Mortgage Assoc.	5.000	08/01/52		43,170		39,841,157
Federal National Mortgage Assoc.	5.000	09/01/52		28,356		26,167,461
Federal National Mortgage Assoc.	5.000	10/01/52		6,864		6,333,828
Federal National Mortgage Assoc.	5.000	11/01/52		10,581		9,763,015
Federal National Mortgage Assoc.	5.375	12/07/28	GBP	6,098		7,531,293
Federal National Mortgage Assoc.	5.500	TBA		344,000		326,262,500
Federal National Mortgage Assoc.	5.500	07/01/33		11		11,011
Federal National Mortgage Assoc.	5.500	08/01/33		—(r	)	130
Federal National Mortgage Assoc.	5.500	10/01/33		23		22,584
Federal National Mortgage Assoc.	5.500	11/01/33		4		4,040
Federal National Mortgage Assoc.	5.500	04/01/34		2		1,775
Federal National Mortgage Assoc.	5.500	04/01/34		11		10,385
Federal National Mortgage Assoc.	5.500	04/01/34		57		56,184
Federal National Mortgage Assoc.	5.500	05/01/34		2		2,112
Federal National Mortgage Assoc.	5.500	05/01/34		16		15,610
Federal National Mortgage Assoc.	5.500	05/01/34		27		26,650
Federal National Mortgage Assoc.	5.500	03/01/35		498		489,824
Federal National Mortgage Assoc.	5.500	01/01/53		51,882		49,256,866
Federal National Mortgage Assoc.	5.500	02/01/53		15,925		15,118,517
Federal National Mortgage Assoc.	5.500	04/01/53		41,507		39,382,725
Federal National Mortgage Assoc.	6.000	TBA(tt)		119,000		115,791,129
Federal National Mortgage Assoc.	6.000	09/01/32		—(r	)	59
Federal National Mortgage Assoc.	6.000	11/01/32		2		1,742
Federal National Mortgage Assoc.	6.000	03/01/33		1		975
Federal National Mortgage Assoc.	6.000	10/01/33		2		2,079
Federal National Mortgage Assoc.	6.000	11/01/33		55		54,198
Federal National Mortgage Assoc.	6.000	02/01/34		65		65,915
Federal National Mortgage Assoc.	6.000	11/01/34		14		14,127
Federal National Mortgage Assoc.	6.000	11/01/34		21		21,278
Federal National Mortgage Assoc.	6.000	01/01/35		2		1,956
Federal National Mortgage Assoc.	6.000	04/01/36		1		1,063

See Notes to Financial Statements.

PGIM Total Return Bond Fund    95

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal National Mortgage Assoc.	6.000%	04/01/36	2	$2,100
Federal National Mortgage Assoc.	6.000	04/01/36	4	4,240
Federal National Mortgage Assoc.	6.000	06/01/37	9	9,411
Federal National Mortgage Assoc.	6.000	12/01/52	10,203	9,974,509
Federal National Mortgage Assoc.	6.000	06/01/53	75	73,643
Federal National Mortgage Assoc.	6.500	TBA(tt)	73,000	72,554,824
Federal National Mortgage Assoc.	6.500	07/01/32	5	4,683
Federal National Mortgage Assoc.	6.500	08/01/32	6	5,993
Federal National Mortgage Assoc.	6.500	09/01/32	1	782
Federal National Mortgage Assoc.	6.500	09/01/32	18	18,419
Federal National Mortgage Assoc.	6.500	09/01/32	22	21,760
Federal National Mortgage Assoc.	6.500	09/01/32	27	28,001
Federal National Mortgage Assoc.	6.500	10/01/32	13	12,687
Federal National Mortgage Assoc.	6.500	04/01/33	20	19,626
Federal National Mortgage Assoc.(k)(kk)	6.625	11/15/30	55,120	59,828,009
Federal National Mortgage Assoc.	7.000	05/01/32	14	13,962
Federal National Mortgage Assoc.	7.000	06/01/32	4	3,738
Federal National Mortgage Assoc.	7.000	01/01/53	1,254	1,268,034
Federal National Mortgage Assoc.	7.000	02/01/53	1,028	1,039,352
Federal National Mortgage Assoc.	7.000	03/01/53	4,298	4,345,153
Federal National Mortgage Assoc.	7.000	06/01/53	1,066	1,078,176
Federal National Mortgage Assoc.(k)	7.125	01/15/30	7,255	8,011,159
Freddie Mac Coupon Strips	1.474(s)	03/15/31	10,264	6,939,991
Freddie Mac Coupon Strips	1.977(s)	07/15/32	9,085	5,722,730
Freddie Mac Coupon Strips	2.012(s)	01/15/32	4,588	2,829,008
Freddie Mac Coupon Strips	2.731(s)	07/15/32	1,881	1,133,333
Freddie Mac Coupon Strips	3.215(s)	07/15/31	3,269	2,092,839
Freddie Mac Coupon Strips	4.195(s)	01/15/31	1,018	691,391
Government National Mortgage Assoc.	2.500	03/20/51	90,350	72,042,128
Government National Mortgage Assoc.	2.500	04/20/51	110,584	88,270,720
Government National Mortgage Assoc.	3.000	01/15/45	57	48,271
Government National Mortgage Assoc.	3.000	03/15/45	12	10,416
Government National Mortgage Assoc.	3.000	03/15/45	123	104,247
Government National Mortgage Assoc.	3.500	10/15/40	88	77,669
Government National Mortgage Assoc.	3.500	12/20/47	3,769	3,263,959
Government National Mortgage Assoc.	4.000	11/20/48	330	297,336
Government National Mortgage Assoc.	4.500	02/20/41	897	833,110
Government National Mortgage Assoc.	4.500	07/20/52	46,242	41,831,974
Government National Mortgage Assoc.	4.500	08/20/52	42,554	38,504,152
Government National Mortgage Assoc.	4.500	09/20/52	17,014	15,390,637
Government National Mortgage Assoc.	5.000	08/20/39	274	264,517
Government National Mortgage Assoc.	5.000	09/20/52	87,681	81,758,965
Government National Mortgage Assoc.	5.500	TBA(tt)	39,500	37,771,875
Government National Mortgage Assoc.	5.500	10/20/52	29,537	28,275,434
Government National Mortgage Assoc.	5.500	11/20/52	112,277	107,538,434

See Notes to Financial Statements.

96

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Government National Mortgage Assoc.	6.000%	TBA(tt)	45,000		$44,085,390
Government National Mortgage Assoc.	6.000	01/15/33	11		10,523
Government National Mortgage Assoc.	6.000	03/15/33	3		3,309
Government National Mortgage Assoc.	6.000	05/15/33	4		4,017
Government National Mortgage Assoc.	6.000	06/15/33	3		2,697
Government National Mortgage Assoc.	6.000	12/15/33	12		12,072
Government National Mortgage Assoc.	6.000	10/20/52	22,638		22,199,902
Government National Mortgage Assoc.	6.500	09/15/32	19		19,050
Government National Mortgage Assoc.	6.500	09/15/32	31		31,668
Government National Mortgage Assoc.	6.500	11/15/33	18		18,090
Government National Mortgage Assoc.	6.500	11/15/33	48		48,495
Government National Mortgage Assoc.	6.500	07/15/38	—(r	)	474
Government National Mortgage Assoc.	8.000	08/20/31	—(r	)	140
Government National Mortgage Assoc.	8.500	06/15/30	—(r	)	132
Government National Mortgage Assoc.	8.500	08/20/30	1		897
Indonesia Government AID Bond, U.S. Gov’t. Gtd. Notes	6.650	07/15/29	11,122		11,483,935
Resolution Funding Corp., Unsec’d. Notes, Series A	8.625	01/15/30	429		502,009
Resolution Funding Corp. Interest Strips, Bonds	2.449(s)	01/15/30	1,519		1,095,842
Resolution Funding Corp. Interest Strips, Bonds	3.478(s)	04/15/30	20,441		14,529,277
Resolution Funding Corp. Principal Strips, Bonds	3.375(s)	01/15/30	10,514		7,537,278
Resolution Funding Corp. Principal Strips, Bonds	3.479(s)	04/15/30	1,745		1,229,760
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875	02/01/27	4,560		4,269,633
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.980	04/01/36	790		811,357
Tennessee Valley Authority Generic Strips, Bonds	1.886(s)	09/15/39	575		224,092
Tennessee Valley Authority Generic Strips, Bonds	2.338(s)	09/15/27	1,878		1,515,541
Tennessee Valley Authority Principal Strips, Unsec’d. Notes	2.937(s)	09/15/24	475		451,852
Tennessee Valley Authority Principal Strips, Bonds	3.017(s)	05/01/30	6,528		4,561,552
Tennessee Valley Authority Principal Strips, Bonds	3.874(s)	06/15/35	1,300		652,688
United States International Development Finance Corp.,
U.S. Gov’t. Gtd. Notes, Series 2	3.190	10/05/34	2,497		2,183,458
U.S. Gov’t. Gtd. Notes, Series 4	3.000	10/05/34	5,826		5,034,035
U.S. Gov’t. Gtd. Notes, Series A	0.000(s)	01/24/29	16,600		17,232,974
United States International Development Finance
Corp., U.S. Gov’t. Gtd. Notes	3.370	10/05/34	5,924		5,240,231

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,790,183,095)					6,423,343,717

U.S. TREASURY OBLIGATIONS 4.8%
U.S. Treasury Bonds(a)(h)(k)(kk)	1.375	11/15/40	655,405		369,279,755
U.S. Treasury Bonds(a)	1.750	08/15/41	382,720		227,180,200
U.S. Treasury Bonds	2.000	11/15/41	315		194,955

See Notes to Financial Statements.

PGIM Total Return Bond Fund    97

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)

U.S. Treasury Bonds	2.000%	02/15/50	30,250	$16,552,422
U.S. Treasury Bonds(a)(h)(k)(kk)	2.250	05/15/41	687,745	450,795,355
U.S. Treasury Bonds	2.250	08/15/49	19,085	11,137,887
U.S. Treasury Bonds	2.250	02/15/52	8,407	4,839,279
U.S. Treasury Bonds(a)	2.375	02/15/42	80,244	52,986,116
U.S. Treasury Bonds(k)	2.375	05/15/51	14,290	8,511,481
U.S. Treasury Bonds(a)(k)	2.500	02/15/46	147,630	93,860,386
U.S. Treasury Bonds(a)(k)	2.875	05/15/43	111,225	78,656,930
U.S. Treasury Bonds	2.875	08/15/45	505	347,661
U.S. Treasury Bonds	3.125	02/15/43	5,930	4,384,494
U.S. Treasury Bonds	3.375	08/15/42	45,000	34,818,750
U.S. Treasury Bonds	3.375	11/15/48	3,400	2,514,938
U.S. Treasury Bonds	3.625	02/15/53	2,990	2,329,864
U.S. Treasury Bonds(a)	3.625	05/15/53	12,740	9,929,238
U.S. Treasury Bonds	3.750	11/15/43	10,670	8,657,705
U.S. Treasury Bonds	3.875	05/15/43	160	132,850
U.S. Treasury Bonds	4.000	11/15/52	4,455	3,723,405
U.S. Treasury Notes	0.875	01/31/24	13,000	12,853,750
U.S. Treasury Notes	1.500	02/15/25	4,595	4,377,455
U.S. Treasury Notes(k)	2.125	05/15/25	16,820	16,057,844
U.S. Treasury Notes	2.625	04/15/25	5,545	5,342,261
U.S. Treasury Notes	2.875	06/15/25	1,985	1,913,974
U.S. Treasury Notes	3.000	07/15/25	13,660	13,180,299
U.S. Treasury Notes	3.625	05/15/26	3,235	3,133,401
U.S. Treasury Notes	3.875	12/31/29	10,690	10,096,204
U.S. Treasury Notes(a)	3.875	08/15/33	32,315	29,744,948
U.S. Treasury Notes	4.000	12/15/25	3,960	3,877,397
U.S. Treasury Notes	4.000	10/31/29	7,215	6,871,160
U.S. Treasury Notes	4.250	10/15/25	2,585	2,544,508
U.S. Treasury Notes(a)	4.625	09/30/28	10,550	10,452,742
U.S. Treasury Notes	4.625	09/30/30	15,280	15,022,150
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	13,055	4,705,920
U.S. Treasury Strips Coupon	1.872(s)	05/15/31	837	576,615
U.S. Treasury Strips Coupon	2.060(s)	02/15/39	214,720	94,241,950
U.S. Treasury Strips Coupon	2.206(s)	05/15/39	164,055	70,934,562
U.S. Treasury Strips Coupon	2.251(s)	08/15/40	27,600	11,075,578
U.S. Treasury Strips Coupon(a)	2.269(s)	11/15/40	38,680	15,292,198
U.S. Treasury Strips Coupon	2.277(s)	11/15/41	53,620	20,088,649
U.S. Treasury Strips Coupon	2.363(s)	11/15/44	17,805	5,708,728
U.S. Treasury Strips Coupon	2.364(s)	05/15/45	32,250	10,089,463
U.S. Treasury Strips Coupon(k)	2.377(s)	08/15/45	12,525	3,866,605
U.S. Treasury Strips Coupon	2.379(s)	08/15/44	82,650	26,832,194
U.S. Treasury Strips Coupon(a)	2.387(s)	05/15/43	39,035	13,514,344
U.S. Treasury Strips Coupon	2.395(s)	11/15/43	78,939	26,626,495
U.S. Treasury Strips Coupon	2.416(s)	05/15/42	3,255	1,187,566

See Notes to Financial Statements.

98

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)

U.S. Treasury Strips Coupon	2.441%(s)	05/15/44	53,520	$17,567,522
U.S. Treasury Strips Coupon	2.509(s)	02/15/45	35,525	11,245,883
U.S. Treasury Strips Coupon	2.695(s)	05/15/41	36,415	14,015,508
U.S. Treasury Strips Coupon	3.165(s)	08/15/41	33,805	12,847,220
U.S. Treasury Strips Coupon	4.018(s)	11/15/42	3,725	1,325,431
U.S. Treasury Strips Coupon	4.673(s)	02/15/41	29,090	11,349,645
U.S. Treasury Strips Coupon	5.331(s)	02/15/40	32,600	13,489,523
U.S. Treasury Strips Coupon	5.356(s)	05/15/40	13,710	5,560,048
U.S. Treasury Strips Principal	2.280(s)	11/15/44	11,280	3,732,534

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,921,974,385)				1,912,175,945

			Shares

COMMON STOCKS 0.1%

Chemicals 0.0%

TPC Group, Inc. (original cost $3,824,873; purchased 12/15/22)*^(f)			353,022	7,766,484

Oil, Gas & Consumable Fuels 0.1%

Chesapeake Energy Corp.(a)			463,248	39,876,388

Wireless Telecommunication Services 0.0%

Intelsat Emergence SA (Luxembourg)*			66,981	1,647,732

TOTAL COMMON STOCKS (cost $9,226,496)				49,290,604

PREFERRED STOCKS 0.0%

Banks 0.0%

Citigroup Capital XIII, 12.022%(c), 3 Month SOFR + 6.632%, Maturing 10/30/40			22,000	630,740

Capital Markets 0.0%

State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(oo)			315,000	6,889,050

TOTAL PREFERRED STOCKS (cost $8,425,000)				7,519,790

See Notes to Financial Statements.

PGIM Total Return Bond Fund    99

Schedule of Investments  (continued)

as of October 31, 2023

Description	Units	Value

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	7,011	$43,819
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	7,011	28,044

TOTAL RIGHTS (cost $161)		71,863

TOTAL LONG-TERM INVESTMENTS (cost $46,537,034,842)		40,669,134,519

	Shares

SHORT-TERM INVESTMENTS 6.8%

AFFILIATED MUTUAL FUNDS

PGIM Core Government Money Market Fund(wb)	1,153,613,378	1,153,613,378
PGIM Institutional Money Market Fund
(cost $1,545,203,221; includes $1,538,248,818 of cash collateral for securities on loan)(b)(wb)	1,547,088,480	1,546,314,936

TOTAL SHORT-TERM INVESTMENTS (cost $2,698,816,599)		2,699,928,314

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 109.7% (cost $49,235,851,441)		43,369,062,833

OPTIONS WRITTEN*~ (0.0)%
(premiums received $1,951,973)		(8,570)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 109.7%
(cost $49,233,899,468)		43,369,054,263
Liabilities in excess of other assets(z) (9.7)%		(3,838,799,474)

NET ASSETS 100.0%		$39,530,254,789

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

See Notes to Financial Statements.

100

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

AID—Agency for International Development

BABs—Build America Bonds

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CBOE—Chicago Board Options Exchange

CDX—Credit Derivative Index

CF—CF Secured, LLC

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CMT—Constant Maturity Treasury

COFI—Cost of Funds Index

CS—Credit Suisse Securities (USA) LLC

CVR—Contingent Value Rights

DAC—Designated Activity Company

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSC—Morgan Stanley & Co. LLC

MSI—Morgan Stanley & Co International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    101

Schedule of Investments  (continued)

as of October 31, 2023

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SCB—Standard Chartered Bank

SG—Societe Generale

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UAG—UBS AG

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~

See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $372,518,258 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,515,884,814; cash collateral of $1,538,248,818 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $269,818,487. The aggregate value of $186,821,263 is 0.5% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $1,414,500,000 is 3.6% of net assets.

See Notes to Financial Statements.

102

(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

Tank Holding Corp., Delayed Draw Term Commitment, —%(p),
Maturity Date 03/31/28 (cost $2,091,934)^	2,121	$2,020,576	$—	$(71,358)

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Azerbaijan Contingent CAP	Call	DB	12/22/32	6.86%	—	354,904	$(6,013)

(premiums received $1,951,973)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	701,420	$(2,557)

(premiums received $0)
Total Options Written (premiums received $1,951,973)								$(8,570)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

CDX.NA.HY.41.V1,					CDX.NA.HY.
12/20/28	Call	11/15/23	$102.50	5.00%(Q)	41.V1(Q)	1,390,000	$381,514	$367,614
CDX.NA.HY.40.V1,				CDX.NA.HY.
06/20/28	Put	11/15/23	$104.00	40.V1(Q)	5.00%(Q)	330,000	13,063,115	110,615
CDX.NA.HY.41.V1,				CDX.NA.HY.
12/20/28	Put	11/15/23	$104.50	41.V1(Q)	5.00%(Q)	1,500,000	80,010,884	13,320,884
CDX.NA.IG.41.V1,				CDX.NA.IG.
12/20/28	Put	01/17/24	0.90%	41.V1(Q)	1.00%(Q)	750,000	1,808,946	232,446

Total Centrally Cleared Swaptions (cost $81,232,900)							$95,264,459	$14,031,559

See Notes to Financial Statements.

PGIM Total Return Bond Fund    103

Schedule of Investments  (continued)

as of October 31, 2023

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

CDX.NA.HY.40.V1,				CDX.NA.HY.
06/20/28	Call	11/15/23	$104.00	40.V1(Q)	5.00%(Q)	330,000	$(82,923)	$(81,273)
CDX.NA.HY.41.V1,				CDX.NA.HY.
12/20/28	Call	11/15/23	$104.50	41.V1(Q)	5.00%(Q)	1,500,000	(397,615)	(390,115)
CDX.NA.IG.41.V1,				CDX.NA.IG.
12/20/28	Call	01/17/24	0.90%	41.V1(Q)	1.00%(Q)	750,000	(3,899,880)	1,125,120
CDX.NA.HY.41.V1,					CDX.NA.HY.
12/20/28	Put	11/15/23	$102.50	5.00%(Q)	41.V1(Q)	1,390,000	(46,442,386)	1,543,194

Total Centrally Cleared Swaptions (premiums received $53,019,730)							$(50,822,804)	$2,196,926

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
7,230	3 Month CME SOFR	Dec. 2023	$1,710,798,750	$1,943,784
8,989	3 Month CME SOFR	Mar. 2024	2,124,999,600	240,727
7,230	3 Month CME SOFR	Jun. 2024	1,710,346,875	(1,450,603)
4,607	3 Month CME SOFR	Sep. 2024	1,092,146,938	(2,012,788)
1,800	3 Month CME SOFR	Dec. 2024	427,882,500	(2,931,667)
1,800	3 Month CME SOFR	Mar. 2025	429,097,500	(3,128,305)
17,464	2 Year U.S. Treasury Notes	Dec. 2023	3,535,095,642	(7,784,984)
3,042	5 Year U.S. Treasury Notes	Dec. 2023	317,817,696	(4,674,666)
26,442	10 Year U.S. Treasury Notes	Dec. 2023	2,807,396,851	(76,291,316)
8,206	10 Year U.S. Ultra Treasury Notes	Dec. 2023	893,043,635	(49,071,842)
16,697	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	1,879,456,063	(241,009,304)
230	CBOE iBoxx iShares	Dec. 2023	27,351,600	(1,422,455)

				(387,593,419)

Short Positions:
3,727	5 Year Euro-Bobl	Dec. 2023	458,594,115	4,070,339
3,598	10 Year Euro-Bund	Dec. 2023	491,070,580	9,859,318
121	20 Year U.S. Treasury Bonds	Dec. 2023	13,241,938	227,288
1,515	Euro Schatz Index	Dec. 2023	168,597,786	453,344

				14,610,289

				$(372,983,130)

See Notes to Financial Statements.

104

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	18,833	$11,948,000	$11,978,102	$30,102	$—
Brazilian Real,
Expiring 11/03/23	CITI	BRL	132,992	26,508,301	26,365,397	—	(142,904)
British Pound,
Expiring 01/19/24	MSI	GBP	9,640	11,807,551	11,724,967	—	(82,584)
Chilean Peso,
Expiring 12/20/23	TD	CLP	7,120,386	7,644,000	7,931,411	287,411	—
Expiring 12/20/23	UAG	CLP	37,236,639	40,680,220	41,477,962	797,742	—
Chinese Renminbi,
Expiring 11/16/23	BOA	CNH	267,675	36,806,000	36,504,116	—	(301,884)
Expiring 11/16/23	CITI	CNH	289,080	39,787,000	39,423,226	—	(363,774)
Expiring 11/16/23	GSI	CNH	400,670	55,095,000	54,641,230	—	(453,770)
Expiring 11/16/23	GSI	CNH	392,411	53,698,000	53,514,847	—	(183,153)
Expiring 11/16/23	GSI	CNH	308,928	42,322,000	42,129,900	—	(192,100)
Expiring 11/16/23	HSBC	CNH	316,333	43,643,000	43,139,814	—	(503,186)
Expiring 11/16/23	HSBC	CNH	266,605	36,598,000	36,358,213	—	(239,787)
Expiring 11/16/23	HSBC	CNH	182,370	25,115,000	24,870,645	—	(244,355)
Colombian Peso,
Expiring 12/20/23	CITI	COP	301,497,466	71,196,049	72,428,513	1,232,464	—
Expiring 12/20/23	HSBC	COP	167,243,458	41,507,342	40,176,771	—	(1,330,571)
Expiring 12/20/23	TD	COP	179,159,728	43,922,463	43,039,408	—	(883,055)
Czech Koruna,
Expiring 01/19/24	DB	CZK	747,680	31,919,000	32,153,283	234,283	—
Euro,
Expiring 01/19/24	JPM	EUR	41,317	43,947,818	43,884,813	—	(63,005)
Expiring 01/19/24	SSB	EUR	3,390	3,631,073	3,600,619	—	(30,454)
Hungarian Forint,
Expiring 01/19/24	DB	HUF	9,427,933	25,882,000	25,788,145	—	(93,855)
Expiring 01/19/24	GSI	HUF	2,173,898	5,955,884	5,946,244	—	(9,640)
Expiring 01/19/24	SSB	HUF	7,507,493	20,752,116	20,535,182	—	(216,934)
Indian Rupee,
Expiring 12/20/23	BOA	INR	3,062,929	36,702,000	36,724,414	22,414	—
Expiring 12/20/23	BOA	INR	1,802,718	21,572,000	21,614,531	42,531	—
Expiring 12/20/23	JPM	INR	9,075,198	108,914,575	108,811,326	—	(103,249)
Expiring 12/20/23	JPM	INR	3,655,610	43,801,000	43,830,638	29,638	—
Expiring 12/20/23	JPM	INR	3,177,127	38,133,000	38,093,650	—	(39,350)
Expiring 12/20/23	JPM	INR	3,139,858	37,706,000	37,646,792	—	(59,208)
Expiring 12/20/23	MSI	INR	3,451,186	41,338,000	41,379,602	41,602	—
Expiring 12/20/23	SCB	INR	3,561,584	42,632,000	42,703,273	71,273	—
Indonesian Rupiah,
Expiring 12/20/23	MSI	IDR	1,766,510,000	114,831,475	110,806,011	—	(4,025,464)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    105

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen,
Expiring 01/19/24	HSBC	JPY	5,034,471	$34,355,138	$33,665,030	$—	$(690,108)
Mexican Peso,
Expiring 12/20/23	CITI	MXN	192,832	10,414,536	10,607,221	192,685	—
Expiring 12/20/23	HSBC	MXN	375,753	20,212,000	20,669,229	457,229	—
Expiring 12/20/23	SSB	MXN	226,275	12,256,000	12,446,838	190,838	—
Expiring 12/20/23	SSB	MXN	100,136	5,406,000	5,508,212	102,212	—
Expiring 12/20/23	TD	MXN	451,585	24,750,000	24,840,532	90,532	—
Expiring 12/20/23	TD	MXN	449,825	24,525,000	24,743,718	218,718	—
Peruvian Nuevo Sol,
Expiring 12/20/23	CITI	PEN	292,942	78,568,415	76,101,288	—	(2,467,127)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	2,199,747	38,745,000	38,737,517	—	(7,483)
Expiring 12/20/23	MSI	PHP	1,582,959	27,942,000	27,875,883	—	(66,117)
Singapore Dollar,
Expiring 12/20/23	BOA	SGD	61,154	44,900,000	44,765,522	—	(134,478)
Expiring 12/20/23	CITI	SGD	22,257	16,290,000	16,292,748	2,748	—
Expiring 12/20/23	HSBC	SGD	44,687	32,670,000	32,711,384	41,384	—
Expiring 12/20/23	MSI	SGD	50,115	36,791,000	36,685,010	—	(105,990)
Expiring 12/20/23	SCB	SGD	63,846	47,045,000	46,736,283	—	(308,717)
South African Rand,
Expiring 12/20/23	MSI	ZAR	501,738	26,692,000	26,802,379	110,379	—
Expiring 12/20/23	TD	ZAR	1,101,704	57,557,893	58,851,979	1,294,086	—
South Korean Won,
Expiring 12/20/23	CITI	KRW	16,237,912	12,096,000	12,035,854	—	(60,146)
Expiring 12/20/23	JPM	KRW	40,072,362	30,037,000	29,702,408	—	(334,592)
Expiring 12/20/23	MSI	KRW	39,833,065	30,218,000	29,525,037	—	(692,963)
Expiring 12/20/23	SCB	KRW	32,696,192	24,293,000	24,235,048	—	(57,952)
Thai Baht,
Expiring 12/20/23	BOA	THB	1,357,825	37,909,000	37,950,407	41,407	—
Expiring 12/20/23	CITI	THB	456,019	12,375,000	12,745,459	370,459	—
Expiring 12/20/23	HSBC	THB	1,140,899	31,854,000	31,887,458	33,458	—
Expiring 12/20/23	JPM	THB	1,416,873	39,899,000	39,600,786	—	(298,214)

				$1,963,796,849	$1,954,946,275	5,935,595	(14,786,169)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	21,916	$14,111,745	$13,939,480	$172,265	$—

See Notes to Financial Statements.

106

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 11/03/23	CITI	BRL	132,992	$25,632,000	$26,365,396	$—	$(733,396)
Expiring 12/04/23	CITI	BRL	132,992	26,410,125	26,267,936	142,189	—
British Pound,
Expiring 01/19/24	HSBC	GBP	411,268	506,122,694	500,205,964	5,916,730	—
Canadian Dollar,
Expiring 01/19/24	JPM	CAD	33,059	24,376,773	23,873,490	503,283	—
Chilean Peso,
Expiring 12/20/23	GSI	CLP	23,694,303	25,928,000	26,393,128	—	(465,128)
Expiring 12/20/23	TD	CLP	78,120,837	86,826,013	87,018,945	—	(192,932)
Expiring 12/20/23	UAG	CLP	24,624,380	27,186,000	27,429,143	—	(243,143)
Expiring 12/20/23	UAG	CLP	24,201,721	26,799,000	26,958,342	—	(159,342)
Chinese Renminbi,
Expiring 11/16/23	MSI	CNH	1,572,360	215,681,308	214,429,957	1,251,351	—
Colombian Peso,
Expiring 12/20/23	BNP	COP	80,901,076	18,755,212	19,434,805	—	(679,593)
Expiring 12/20/23	BOA	COP	52,968,589	12,375,000	12,724,605	—	(349,605)
Expiring 12/20/23	BOA	COP	25,197,220	5,824,600	6,053,109	—	(228,509)
Expiring 12/20/23	MSI	COP	122,839,474	30,384,000	29,509,635	874,365	—
Czech Koruna,
Expiring 01/19/24	BARC	CZK	1,845,195	79,656,141	79,350,855	305,286	—
Expiring 01/19/24	GSI	CZK	297,569	12,670,871	12,796,677	—	(125,806)
Expiring 01/19/24	MSI	CZK	329,845	14,027,129	14,184,679	—	(157,550)
Euro,
Expiring 01/19/24	BNP	EUR	1,620,310	1,726,756,698	1,721,029,190	5,727,508	—
Expiring 01/19/24	DB	EUR	75,533	80,258,722	80,228,145	30,577	—
Expiring 01/19/24	JPM	EUR	38,962	41,412,000	41,383,861	28,139	—
Expiring 01/19/24	MSI	EUR	1,032,383	1,101,226,989	1,096,555,642	4,671,347	—
Expiring 01/19/24	SSB	EUR	1,804,076	1,907,256,186	1,916,217,352	—	(8,961,166)
Hungarian Forint,
Expiring 01/19/24	GSI	HUF	59,918,896	161,977,985	163,895,653	—	(1,917,668)
Expiring 01/19/24	GSI	HUF	10,239,089	27,367,000	28,006,895	—	(639,895)
Indian Rupee,
Expiring 12/20/23	HSBC	INR	2,961,387	35,501,000	35,506,932	—	(5,932)
Expiring 12/20/23	JPM	INR	3,502,678	42,048,000	41,996,997	51,003	—
Expiring 12/20/23	JPM	INR	3,031,299	36,397,000	36,345,171	51,829	—
Indonesian Rupiah,
Expiring 12/20/23	HSBC	IDR	636,861,150	40,421,000	39,947,718	473,282	—
Israeli Shekel,
Expiring 12/20/23	BARC	ILS	123,799	32,478,000	30,717,681	1,760,319	—
Expiring 12/20/23	BARC	ILS	114,256	30,066,192	28,349,831	1,716,361	—
Expiring 12/20/23	CITI	ILS	116,548	30,412,000	28,918,502	1,493,498	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    107

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso,
Expiring 12/20/23	BARC	MXN	1,808,751	$101,391,357	$99,494,785	$1,896,572	$—
Expiring 12/20/23	BOA	MXN	489,640	27,467,000	26,933,832	533,168	—
Expiring 12/20/23	SSB	MXN	490,501	28,156,000	26,981,237	1,174,763	—
New Taiwanese Dollar,
Expiring 12/20/23	CITI	TWD	1,194,322	37,388,000	36,901,919	486,081	—
Expiring 12/20/23	CITI	TWD	1,119,951	34,682,000	34,604,015	77,985	—
Expiring 12/20/23	GSI	TWD	1,376,116	42,518,000	42,518,954	—	(954)
Expiring 12/20/23	HSBC	TWD	1,210,173	37,686,000	37,391,666	294,334	—
Expiring 12/20/23	MSI	TWD	1,199,766	37,522,000	37,070,116	451,884	—
Peruvian Nuevo Sol,
Expiring 12/20/23	BARC	PEN	83,856	21,648,498	21,784,404	—	(135,906)
Expiring 12/20/23	BARC	PEN	79,105	20,978,780	20,550,175	428,605	—
Expiring 12/20/23	BARC	PEN	73,947	19,162,000	19,210,215	—	(48,215)
Expiring 12/20/23	BOA	PEN	66,222	17,259,844	17,203,316	56,528	—
Expiring 12/20/23	BOA	PEN	64,804	16,988,202	16,834,956	153,246	—
Expiring 12/20/23	BOA	PEN	36,775	9,541,156	9,553,564	—	(12,408)
Expiring 12/20/23	BOA	PEN	28,746	7,469,530	7,467,834	1,696	—
Expiring 12/20/23	CITI	PEN	70,137	18,287,470	18,220,479	66,991	—
Expiring 12/20/23	CITI	PEN	21,829	5,723,298	5,670,703	52,595	—
Expiring 12/20/23	SCB	PEN	125,542	33,707,000	32,613,541	1,093,459	—
Expiring 12/20/23	SCB	PEN	37,645	9,712,502	9,779,430	—	(66,928)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	3,072,064	54,104,682	54,098,996	5,686	—
Expiring 12/20/23	CITI	PHP	2,189,241	38,482,000	38,552,499	—	(70,499)
Expiring 12/20/23	JPM	PHP	704,138	12,375,000	12,399,850	—	(24,850)
Expiring 12/20/23	SCB	PHP	2,114,799	37,091,000	37,241,577	—	(150,577)
Expiring 12/20/23	SCB	PHP	2,075,940	36,574,000	36,557,275	16,725	—
Polish Zloty,
Expiring 01/19/24	BARC	PLN	113,302	25,893,000	26,828,978	—	(935,978)
Expiring 01/19/24	UAG	PLN	420,039	98,314,425	99,462,052	—	(1,147,627)
Singapore Dollar,
Expiring 12/20/23	GSI	SGD	58,038	42,543,000	42,484,499	58,501	—
Expiring 12/20/23	JPM	SGD	471,075	347,597,721	344,834,547	2,763,174	—
Expiring 12/20/23	SCB	SGD	33,145	24,293,000	24,262,956	30,044	—
South Korean Won,
Expiring 12/20/23	CITI	KRW	33,498,499	25,336,000	24,829,734	506,266	—
Expiring 12/20/23	DB	KRW	16,840,994	12,446,000	12,482,870	—	(36,870)
Expiring 12/20/23	SCB	KRW	294,468,000	223,208,641	218,265,365	4,943,276	—
Thai Baht,
Expiring 12/20/23	GSI	THB	1,937,188	54,611,745	54,143,274	468,471	—
Expiring 12/20/23	JPM	THB	1,300,258	36,028,000	36,341,448	—	(313,448)
Expiring 12/20/23	JPM	THB	1,210,353	32,908,000	33,828,661	—	(920,661)

See Notes to Financial Statements.

108

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/20/23	MSI	THB	617,125	$16,989,000	$17,248,297	$—	$(259,297)
Expiring 12/20/23	MSI	THB	513,453	14,134,000	14,350,710	—	(216,710)

				$8,106,563,234	$8,085,034,445	40,729,382	(19,200,593)

						$46,664,977	$(33,986,762)

Cross currency exchange contracts outstanding at October 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	11,347	HUF	4,414,550	$—	$(22,751)	BARC
01/19/24	Buy	EUR	24,930	CZK	616,246	—	(21,956)	UAG
01/19/24	Buy	EUR	24,982	PLN	113,880	—	(430,702)	BOA

						$—	$(475,409)

Credit default swap agreements outstanding at October 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Emirate of Abu Dhabi (D10)	12/20/24	1.000%(Q)	1,000	$(9,858)	$221	$(10,079)	MSI
Federation of Malaysia (D10)	12/20/24	1.000%(Q)	2,000	(19,112)	441	(19,553)	MSI
Federative Republic of Brazil (D10)	12/20/24	1.000%(Q)	6,000	(46,171)	1,324	(47,495)	MSI
Kingdom of Saudi Arabia (D10)	12/20/24	1.000%(Q)	1,000	(8,424)	221	(8,645)	MSI
People’s Republic of China (D10)	12/20/24	1.000%(Q)	4,500	(38,791)	993	(39,784)	MSI
Republic of Chile (D10)	12/20/24	1.000%(Q)	1,000	(10,226)	221	(10,447)	MSI
Republic of Colombia (D10)	12/20/24	1.000%(Q)	2,500	(16,382)	552	(16,934)	MSI
Republic of Indonesia (D10)	12/20/24	1.000%(Q)	4,000	(35,701)	883	(36,584)	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    109

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Panama (D10)	12/20/24	1.000%(Q)	1,000	$ (4,653)	$ 221	$ (4,874)	MSI
Republic of Peru (D10)	12/20/24	1.000%(Q)	1,000	(8,913)	221	(9,134)	MSI
Republic of Philippines (D10)	12/20/24	1.000%(Q)	1,000	(9,590)	221	(9,811)	MSI
Republic of South Africa (D10)	12/20/24	1.000%(Q)	4,500	(2,588)	993	(3,581)	MSI
Republic of Turkey (D10)	12/20/24	1.000%(Q)	6,000	45,707	1,324	44,383	MSI
State of Qatar (D10)	12/20/24	1.000%(Q)	1,000	(9,112)	221	(9,333)	MSI
United Mexican States (D10)	12/20/24	1.000%(Q)	6,000	(50,023)	1,324	(51,347)	MSI
Emirate of Abu Dhabi (D11)	06/20/26	1.000%(Q)	800	(14,268)	493	(14,761)	BOA
Federation of Malaysia (D11)	06/20/26	1.000%(Q)	1,600	(26,137)	985	(27,122)	BOA
Federative Republic of Brazil (D11)	06/20/26	1.000%(Q)	4,800	(17,633)	2,955	(20,588)	BOA
Kingdom of Saudi Arabia (D11)	06/20/26	1.000%(Q)	800	(11,183)	493	(11,676)	BOA
People’s Republic of China (D11)	06/20/26	1.000%(Q)	4,800	(63,873)	2,955	(66,828)	BOA
Republic of Argentina (D11)	06/20/26	1.000%(Q)	800	576,093	493	575,600	BOA
Republic of Chile (D11)	06/20/26	1.000%(Q)	800	(13,207)	493	(13,700)	BOA
Republic of Colombia (D11)	06/20/26	1.000%(Q)	2,000	4,743	1,231	3,512	BOA
Republic of Indonesia (D11)	06/20/26	1.000%(Q)	3,600	(43,428)	2,216	(45,644)	BOA
Republic of Panama (D11)	06/20/26	1.000%(Q)	800	1,204	493	711	BOA
Republic of Peru (D11)	06/20/26	1.000%(Q)	800	(10,086)	493	(10,579)	BOA
Republic of Philippines (D11)	06/20/26	1.000%(Q)	800	(10,877)	493	(11,370)	BOA
Republic of South Africa (D11)	06/20/26	1.000%(Q)	4,000	71,912	2,463	69,449	BOA
Republic of Turkey (D11)	06/20/26	1.000%(Q)	4,800	235,471	2,955	232,516	BOA
State of Qatar (D11)	06/20/26	1.000%(Q)	800	(13,127)	493	(13,620)	BOA
United Mexican States (D11)	06/20/26	1.000%(Q)	4,800	(49,085)	2,955	(52,040)	BOA

See Notes to Financial Statements.

110

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Rate Fixed	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Emirate of Abu Dhabi (D12)	06/20/26	1.000%(Q)	100	$(1,783)	$79	$(1,862)	BOA
Federation of Malaysia (D12)	06/20/26	1.000%(Q)	200	(3,268)	157	(3,425)	BOA
Federative Republic of Brazil (D12)	06/20/26	1.000%(Q)	600	(2,204)	472	(2,676)	BOA
Kingdom of Saudi Arabia (D12)	06/20/26	1.000%(Q)	100	(1,398)	79	(1,477)	BOA
People’s Republic of China (D12)	06/20/26	1.000%(Q)	600	(7,984)	472	(8,456)	BOA
Republic of Argentina (D12)	06/20/26	1.000%(Q)	100	72,012	79	71,933	BOA
Republic of Chile (D12)	06/20/26	1.000%(Q)	100	(1,651)	79	(1,730)	BOA
Republic of Colombia (D12)	06/20/26	1.000%(Q)	250	593	197	396	BOA
Republic of Indonesia (D12)	06/20/26	1.000%(Q)	450	(5,429)	354	(5,783)	BOA
Republic of Panama (D12)	06/20/26	1.000%(Q)	100	151	79	72	BOA
Republic of Peru (D12)	06/20/26	1.000%(Q)	100	(1,261)	79	(1,340)	BOA
Republic of Philippines (D12)	06/20/26	1.000%(Q)	100	(1,359)	79	(1,438)	BOA
Republic of South Africa (D12)	06/20/26	1.000%(Q)	500	8,988	393	8,595	BOA
Republic of Turkey (D12)	06/20/26	1.000%(Q)	600	29,434	472	28,962	BOA
State of Qatar (D12)	06/20/26	1.000%(Q)	100	(1,641)	79	(1,720)	BOA
United Mexican States (D12)	06/20/26	1.000%(Q)	600	(6,136)	472	(6,608)	BOA
Emirate of Abu Dhabi (D22)	06/20/25	1.000%(Q)	2,254	(28,783)	3,886	(32,669)	GSI
Federation of Malaysia (D22)	06/20/25	1.000%(Q)	3,380	(41,171)	5,829	(47,000)	GSI
Federative Republic of Brazil (D22)	06/20/25	1.000%(Q)	13,521	(100,613)	23,317	(123,930)	GSI
Kingdom of Saudi Arabia (D22)	06/20/25	1.000%(Q)	2,254	(23,906)	3,886	(27,792)	GSI
People’s Republic of China (D22)	06/20/25	1.000%(Q)	13,521	(144,481)	23,317	(167,798)	GSI
Republic of Chile (D22)	06/20/25	1.000%(Q)	2,254	(29,165)	3,886	(33,051)	GSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    111

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Colombia (D22)	06/20/25	1.000%(Q)	5,634	$(27,189)	$9,715	$(36,904)	GSI
Republic of Indonesia (D22)	06/20/25	1.000%(Q)	9,014	(94,633)	15,545	(110,178)	GSI
Republic of Panama (D22)	06/20/25	1.000%(Q)	2,254	(7,443)	3,886	(11,329)	GSI
Republic of Peru (D22)	06/20/25	1.000%(Q)	2,254	(24,345)	3,886	(28,231)	GSI
Republic of Philippines (D22)	06/20/25	1.000%(Q)	2,254	(25,693)	3,886	(29,579)	GSI
Republic of South Africa (D22)	06/20/25	1.000%(Q)	10,141	44,618	17,488	27,130	GSI
Republic of Turkey (D22)	06/20/25	1.000%(Q)	13,521	290,098	23,317	266,781	GSI
State of Qatar (D22)	06/20/25	1.000%(Q)	2,254	(26,570)	3,886	(30,456)	GSI
United Mexican States (D22)	06/20/25	1.000%(Q)	13,521	(131,374)	23,317	(154,691)	GSI
Arab Republic of Egypt (D23)	12/20/28	1.000%(Q)	1,125	495,262	246	495,016	GSI
Dominican Republic (D23)	12/20/28	1.000%(Q)	1,125	81,147	246	80,901	GSI
Federal Republic of Nigeria (D23)	12/20/28	1.000%(Q)	1,125	260,034	246	259,788	GSI
Federative Republic of Brazil (D23)	12/20/28	1.000%(Q)	4,625	161,337	1,009	160,328	GSI
Kingdom of Bahrain (D23)	12/20/28	1.000%(Q)	1,125	72,540	246	72,294	GSI
Kingdom of Morocco (D23)	12/20/28	1.000%(Q)	1,125	23,204	246	22,958	GSI
Republic of Argentina (D23)	12/20/28	1.000%(Q)	1,125	869,971	246	869,725	GSI
Republic of Colombia (D23)	12/20/28	1.000%(Q)	3,250	166,253	709	165,544	GSI
Republic of South Africa (D23)	12/20/28	1.000%(Q)	4,625	342,631	1,009	341,622	GSI
Republic of Turkey (D23)	12/20/28	1.000%(Q)	4,625	560,647	1,009	559,638	GSI
Sultanate of Oman (D23)	12/20/28	1.000%(Q)	1,125	24,632	246	24,386	GSI
Arab Republic of Egypt (D24)	12/20/28	1.000%(Q)	4,500	1,981,048	982	1,980,066	BARC
Dominican Republic (D24)	12/20/28	1.000%(Q)	4,500	324,586	982	323,604	BARC

See Notes to Financial Statements.

112

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Federal Republic of Nigeria (D24)	12/20/28	1.000%(Q)	4,500	$1,040,135	$982	$1,039,153	BARC
Federative Republic of Brazil (D24)	12/20/28	1.000%(Q)	18,500	645,351	4,038	641,313	BARC
Kingdom of Bahrain (D24)	12/20/28	1.000%(Q)	4,500	290,158	982	289,176	BARC
Kingdom of Morocco (D24)	12/20/28	1.000%(Q)	4,500	92,813	982	91,831	BARC
Republic of Argentina (D24)	12/20/28	1.000%(Q)	4,500	3,479,882	982	3,478,900	BARC
Republic of Colombia (D24)	12/20/28	1.000%(Q)	13,000	665,013	2,837	662,176	BARC
Republic of South Africa (D24)	12/20/28	1.000%(Q)	18,500	1,370,524	4,038	1,366,486	BARC
Republic of Turkey (D24)	12/20/28	1.000%(Q)	18,500	2,242,592	4,038	2,238,554	BARC
Sultanate of Oman (D24)	12/20/28	1.000%(Q)	4,500	98,525	982	97,543	BARC
Arab Republic of Egypt (D25)	12/20/28	1.000%(Q)	2,000	880,465	711	879,754	BARC
Dominican Republic (D25)	12/20/28	1.000%(Q)	2,000	144,260	711	143,549	BARC
Emirate of Abu Dhabi (D25)	12/20/28	1.000%(Q)	2,000	(47,454)	711	(48,165)	BARC
Federal Republic of Nigeria (D25)	12/20/28	1.000%(Q)	2,000	462,282	711	461,571	BARC
Federation of Malaysia (D25)	12/20/28	1.000%(Q)	3,000	(51,493)	1,067	(52,560)	BARC
Federative Republic of Brazil (D25)	12/20/28	1.000%(Q)	9,000	313,955	3,201	310,754	BARC
Kingdom of Bahrain (D25)	12/20/28	1.000%(Q)	2,000	128,959	711	128,248	BARC
Kingdom of Morocco (D25)	12/20/28	1.000%(Q)	2,000	41,250	711	40,539	BARC
Kingdom of Saudi Arabia (D25)	12/20/28	1.000%(Q)	4,000	(63,035)	1,422	(64,457)	BARC
People’s Republic of China (D25)	12/20/28	1.000%(Q)	9,000	(86,876)	3,201	(90,077)	BARC
Republic of Argentina (D25)	12/20/28	1.000%(Q)	2,000	1,546,614	711	1,545,903	BARC
Republic of Chile (D25)	12/20/28	1.000%(Q)	7,000	(75,744)	2,489	(78,233)	BARC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    113

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Colombia (D25)	12/20/28	1.000%(Q)	6,000	$306,930	$2,134	$304,796	BARC
Republic of Indonesia (D25)	12/20/28	1.000%(Q)	9,000	(17,972)	3,201	(21,173)	BARC
Republic of Panama (D25)	12/20/28	1.000%(Q)	2,000	63,031	711	62,320	BARC
Republic of Peru (D25)	12/20/28	1.000%(Q)	3,000	(3,127)	1,067	(4,194)	BARC
Republic of Philippines (D25)	12/20/28	1.000%(Q)	3,000	(18,242)	1,067	(19,309)	BARC
Republic of South Africa (D25)	12/20/28	1.000%(Q)	9,000	666,742	3,201	663,541	BARC
Republic of Turkey (D25)	12/20/28	1.000%(Q)	9,000	1,090,991	3,201	1,087,790	BARC
State of Qatar (D25)	12/20/28	1.000%(Q)	2,000	(41,040)	711	(41,751)	BARC
Sultanate of Oman (D25)	12/20/28	1.000%(Q)	2,000	43,789	711	43,078	BARC
United Mexican States (D25)	12/20/28	1.000%(Q)	9,000	75,834	3,201	72,633	BARC
Arab Republic of Egypt (D26)	12/20/28	1.000%(Q)	2,000	880,466	877	879,589	MSI
Dominican Republic (D26)	12/20/28	1.000%(Q)	2,000	144,261	877	143,384	MSI
Emirate of Abu Dhabi (D26)	12/20/28	1.000%(Q)	2,000	(47,454)	877	(48,331)	MSI
Federal Republic of Nigeria (D26)	12/20/28	1.000%(Q)	2,000	462,283	877	461,406	MSI
Federation of Malaysia (D26)	12/20/28	1.000%(Q)	3,000	(51,493)	1,315	(52,808)	MSI
Federative Republic of Brazil (D26)	12/20/28	1.000%(Q)	9,000	313,954	3,945	310,009	MSI
Kingdom of Bahrain (D26)	12/20/28	1.000%(Q)	2,000	128,959	877	128,082	MSI
Kingdom of Morocco (D26)	12/20/28	1.000%(Q)	2,000	41,251	877	40,374	MSI
Kingdom of Saudi Arabia (D26)	12/20/28	1.000%(Q)	4,000	(63,035)	1,753	(64,788)	MSI
People’s Republic of China (D26)	12/20/28	1.000%(Q)	9,000	(86,876)	3,945	(90,821)	MSI
Republic of Argentina (D26)	12/20/28	1.000%(Q)	2,000	1,546,614	877	1,545,737	MSI
Republic of Chile (D26)	12/20/28	1.000%(Q)	7,000	(75,743)	3,069	(78,812)	MSI

See Notes to Financial Statements.

114

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Colombia (D26)	12/20/28	1.000%(Q)	6,000	$306,929	$2,630	$304,299	MSI
Republic of Indonesia (D26)	12/20/28	1.000%(Q)	9,000	(17,973)	3,945	(21,918)	MSI
Republic of Panama (D26)	12/20/28	1.000%(Q)	2,000	63,032	877	62,155	MSI
Republic of Peru (D26)	12/20/28	1.000%(Q)	3,000	(3,127)	1,315	(4,442)	MSI
Republic of Philippines (D26)	12/20/28	1.000%(Q)	3,000	(18,243)	1,315	(19,558)	MSI
Republic of South Africa (D26)	12/20/28	1.000%(Q)	9,000	666,741	3,945	662,796	MSI
Republic of Turkey (D26)	12/20/28	1.000%(Q)	9,000	1,090,990	3,945	1,087,045	MSI
State of Qatar (D26)	12/20/28	1.000%(Q)	2,000	(41,040)	877	(41,917)	MSI
Sultanate of Oman (D26)	12/20/28	1.000%(Q)	2,000	43,789	877	42,912	MSI
United Mexican States (D26)	12/20/28	1.000%(Q)	9,000	75,833	3,945	71,888	MSI
Arab Republic of Egypt (D27)	12/20/28	1.000%(Q)	2,250	990,524	1,863	988,661	GSI
Dominican Republic (D27)	12/20/28	1.000%(Q)	2,250	162,293	1,863	160,430	GSI
Federal Republic of Nigeria (D27)	12/20/28	1.000%(Q)	2,250	520,067	1,863	518,204	GSI
Federative Republic of Brazil (D27)	12/20/28	1.000%(Q)	9,250	322,675	7,659	315,016	GSI
Kingdom of Bahrain (D27)	12/20/28	1.000%(Q)	2,250	145,079	1,863	143,216	GSI
Kingdom of Morocco (D27)	12/20/28	1.000%(Q)	2,250	46,406	1,863	44,543	GSI
Republic of Argentina (D27)	12/20/28	1.000%(Q)	2,250	1,739,941	1,863	1,738,078	GSI
Republic of Colombia (D27)	12/20/28	1.000%(Q)	6,500	332,507	5,382	327,125	GSI
Republic of South Africa (D27)	12/20/28	1.000%(Q)	9,250	685,262	7,659	677,603	GSI
Republic of Turkey (D27)	12/20/28	1.000%(Q)	9,250	1,121,296	7,659	1,113,637	GSI
Sultanate of Oman (D27)	12/20/28	1.000%(Q)	2,250	49,263	1,863	47,400	GSI
Emirate of Abu Dhabi (D28)	12/20/28	1.000%(Q)	4,000	(94,908)	3,987	(98,895)	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    115

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Federation of Malaysia (D28)	12/20/28	1.000%(Q)	5,500	$(94,404)	$5,482	$(99,886)	MSI
Kingdom of Saudi Arabia (D28)	12/20/28	1.000%(Q)	7,500	(118,190)	7,476	(125,666)	MSI
People’s Republic of China (D28)	12/20/28	1.000%(Q)	17,000	(164,099)	16,946	(181,045)	MSI
Republic of Chile (D28)	12/20/28	1.000%(Q)	13,000	(140,666)	12,959	(153,625)	MSI
Republic of Indonesia (D28)	12/20/28	1.000%(Q)	17,000	(33,947)	16,946	(50,893)	MSI
Republic of Panama (D28)	12/20/28	1.000%(Q)	4,000	126,063	3,987	122,076	MSI
Republic of Peru (D28)	12/20/28	1.000%(Q)	5,500	(5,734)	5,482	(11,216)	MSI
Republic of Philippines (D28)	12/20/28	1.000%(Q)	5,500	(33,445)	5,482	(38,927)	MSI
State of Qatar (D28)	12/20/28	1.000%(Q)	4,000	(82,080)	3,987	(86,067)	MSI
United Mexican States (D28)	12/20/28	1.000%(Q)	17,000	143,241	16,946	126,295	MSI

				$31,724,762	$452,470	$31,272,292

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia (D01)	12/20/23	1.000%(Q)	2,550	0.230%	$ 5,664	$ (38)	$ 5,702	BARC
Federative Republic of Brazil (D01)	12/20/23	1.000%(Q)	12,750	0.209%	28,688	(188)	28,876	BARC
People’s Republic of China (D01)	12/20/23	1.000%(Q)	8,500	0.260%	18,528	(125)	18,653	BARC
Republic of Chile (D01)	12/20/23	1.000%(Q)	2,550	0.100%	6,120	(38)	6,158	BARC

See Notes to Financial Statements.

116

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D01)	12/20/23	1.000%(Q)	3,400	0.191%	$ 7,732	$ (50)	$ 7,782	BARC
Republic of Indonesia (D01)	12/20/23	1.000%(Q)	3,400	0.227%	7,564	(50)	7,614	BARC
Republic of Panama (D01)	12/20/23	1.000%(Q)	2,550	0.494%	4,741	(38)	4,779	BARC
Republic of Peru (D01)	12/20/23	1.000%(Q)	2,550	0.195%	5,786	(38)	5,824	BARC
Republic of Philippines (D01)	12/20/23	1.000%(Q)	2,550	0.234%	5,651	(38)	5,689	BARC
Republic of South Africa (D01)	12/20/23	1.000%(Q)	7,650	0.725%	11,800	(113)	11,913	BARC
Republic of Turkey (D01)	12/20/23	1.000%(Q)	12,750	0.600%	21,857	(188)	22,045	BARC
United Mexican States (D01)	12/20/23	1.000%(Q)	11,050	0.187%	25,203	(163)	25,366	BARC
Federation of Malaysia (D02)	12/20/23	1.000%(Q)	10,500	0.230%	23,324	(228)	23,552	BARC
Federative Republic of Brazil (D02)	12/20/23	1.000%(Q)	52,500	0.209%	118,127	(1,139)	119,266	BARC
People’s Republic of China (D02)	12/20/23	1.000%(Q)	35,000	0.260%	76,292	(760)	77,052	BARC
Republic of Chile (D02)	12/20/23	1.000%(Q)	10,500	0.100%	25,201	(228)	25,429	BARC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    117

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D02)	12/20/23	1.000%(Q)	14,000	0.191%	$ 31,838	$ (304)	$ 32,142	BARC
Republic of Indonesia (D02)	12/20/23	1.000%(Q)	14,000	0.227%	31,146	(304)	31,450	BARC
Republic of Panama (D02)	12/20/23	1.000%(Q)	10,500	0.494%	19,524	(228)	19,752	BARC
Republic of Peru (D02)	12/20/23	1.000%(Q)	10,500	0.195%	23,827	(228)	24,055	BARC
Republic of Philippines (D02)	12/20/23	1.000%(Q)	10,500	0.234%	23,271	(228)	23,499	BARC
Republic of South Africa (D02)	12/20/23	1.000%(Q)	31,500	0.725%	48,590	(684)	49,274	BARC
Republic of Turkey (D02)	12/20/23	1.000%(Q)	52,500	0.600%	90,000	(1,139)	91,139	BARC
United Mexican States (D02)	12/20/23	1.000%(Q)	45,500	0.187%	103,779	(988)	104,767	BARC
Federation of Malaysia (D03)	12/20/23	1.000%(Q)	4,500	0.230%	9,996	(241)	10,237	BARC
Federative Republic of Brazil (D03)	12/20/23	1.000%(Q)	22,500	0.209%	50,626	(1,203)	51,829	BARC
People’s Republic of China (D03)	12/20/23	1.000%(Q)	15,000	0.260%	32,697	(802)	33,499	BARC
Republic of Chile (D03)	12/20/23	1.000%(Q)	4,500	0.100%	10,800	(241)	11,041	BARC

See Notes to Financial Statements.

118

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D03)	12/20/23	1.000%(Q)	6,000	0.191%	$13,645	$ (321)	$13,966	BARC
Republic of Indonesia (D03)	12/20/23	1.000%(Q)	6,000	0.227%	13,348	(321)	13,669	BARC
Republic of Panama (D03)	12/20/23	1.000%(Q)	4,500	0.494%	8,367	(241)	8,608	BARC
Republic of Peru (D03)	12/20/23	1.000%(Q)	4,500	0.195%	10,211	(241)	10,452	BARC
Republic of Philippines (D03)	12/20/23	1.000%(Q)	4,500	0.234%	9,973	(241)	10,214	BARC
Republic of South Africa (D03)	12/20/23	1.000%(Q)	13,500	0.725%	20,824	(722)	21,546	BARC
Republic of Turkey (D03)	12/20/23	1.000%(Q)	22,500	0.600%	38,572	(1,203)	39,775	BARC
United Mexican States (D03)	12/20/23	1.000%(Q)	19,500	0.187%	44,477	(1,043)	45,520	BARC
Federation of Malaysia (D04)	12/20/23	1.000%(Q)	3,000	0.142%	7,025	(192)	7,217	CITI
Federative Republic of Brazil (D04)	12/20/23	1.000%(Q)	15,000	0.209%	33,750	(960)	34,710	CITI
People’s Republic of China (D04)	12/20/23	1.000%(Q)	10,000	0.260%	21,798	(640)	22,438	CITI
Republic of Chile (D04)	12/20/23	1.000%(Q)	3,000	0.100%	7,200	(192)	7,392	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    119

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D04)	12/20/23	1.000%(Q)	4,000	0.191%	$ 9,096	$ (256)	$ 9,352	CITI
Republic of Indonesia (D04)	12/20/23	1.000%(Q)	4,000	0.227%	8,899	(256)	9,155	CITI
Republic of Panama (D04)	12/20/23	1.000%(Q)	3,000	0.494%	5,578	(192)	5,770	CITI
Republic of Peru (D04)	12/20/23	1.000%(Q)	3,000	0.195%	6,808	(194)	7,002	CITI
Republic of Philippines (D04)	12/20/23	1.000%(Q)	3,000	0.234%	6,649	(192)	6,841	CITI
Republic of South Africa (D04)	12/20/23	1.000%(Q)	9,000	0.725%	13,883	(576)	14,459	CITI
Republic of Turkey (D04)	12/20/23	1.000%(Q)	15,000	0.600%	25,714	(960)	26,674	CITI
United Mexican States (D04)	12/20/23	1.000%(Q)	13,000	0.187%	29,651	(832)	30,483	CITI
Federation of Malaysia (D05)	12/20/23	1.000%(Q)	3,000	0.230%	6,664	(209)	6,873	CITI
Federative Republic of Brazil (D05)	12/20/23	1.000%(Q)	15,000	0.209%	33,751	(1,046)	34,797	CITI
People’s Republic of China (D05)	12/20/23	1.000%(Q)	10,000	0.260%	21,798	(697)	22,495	CITI
Republic of Chile (D05)	12/20/23	1.000%(Q)	3,000	0.100%	7,201	(209)	7,410	CITI

See Notes to Financial Statements.

120

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D05)	12/20/23	1.000%(Q)	4,000	0.191%	$ 9,096	$ (279)	$ 9,375	CITI
Republic of Indonesia (D05)	12/20/23	1.000%(Q)	4,000	0.227%	8,899	(279)	9,178	CITI
Republic of Panama (D05)	12/20/23	1.000%(Q)	3,000	0.494%	5,579	(209)	5,788	CITI
Republic of Peru (D05)	12/20/23	1.000%(Q)	3,000	0.195%	6,808	(209)	7,017	CITI
Republic of Philippines (D05)	12/20/23	1.000%(Q)	3,000	0.234%	6,649	(209)	6,858	CITI
Republic of South Africa (D05)	12/20/23	1.000%(Q)	9,000	0.725%	13,883	(628)	14,511	CITI
Republic of Turkey (D05)	12/20/23	1.000%(Q)	15,000	0.600%	25,714	(1,046)	26,760	CITI
United Mexican States (D05)	12/20/23	1.000%(Q)	13,000	0.187%	29,651	(907)	30,558	CITI
Emirate of Abu Dhabi (D06)	12/20/25	1.000%(Q)	1,940	0.289%	30,329	(195)	30,524	MSI
Federation of Malaysia (D06)	12/20/25	1.000%(Q)	2,910	0.331%	42,934	(292)	43,226	MSI
Federative Republic of Brazil (D06)	12/20/25	1.000%(Q)	11,640	0.703%	83,745	(1,169)	84,914	MSI
Kingdom of Saudi Arabia (D06)	12/20/25	1.000%(Q)	1,940	0.430%	24,735	(195)	24,930	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    121

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D06)	12/20/25	1.000%(Q)	11,640	0.431%	$ 147,946	$(1,169)	$ 149,115	MSI
Republic of Argentina (D06)	12/20/25	1.000%(Q)	4,850	72.652%	(3,389,357)	(487)	(3,388,870)	MSI
Republic of Chile (D06)	12/20/25	1.000%(Q)	1,940	0.290%	30,280	(195)	30,475	MSI
Republic of Colombia (D06)	12/20/25	1.000%(Q)	4,850	0.902%	15,246	(487)	15,733	MSI
Republic of Indonesia (D06)	12/20/25	1.000%(Q)	7,760	0.464%	93,425	(779)	94,204	MSI
Republic of Panama (D06)	12/20/25	1.000%(Q)	1,940	0.959%	3,854	(195)	4,049	MSI
Republic of Peru (D06)	12/20/25	1.000%(Q)	1,940	0.434%	24,554	(195)	24,749	MSI
Republic of Philippines (D06)	12/20/25	1.000%(Q)	1,940	0.408%	25,559	(195)	25,754	MSI
Republic of South Africa (D06)	12/20/25	1.000%(Q)	8,730	1.518%	(80,552)	(877)	(79,675)	MSI
Republic of Turkey (D06)	12/20/25	1.000%(Q)	11,640	2.810%	(403,934)	(1,169)	(402,765)	MSI
State of Qatar (D06)	12/20/25	1.000%(Q)	1,940	0.348%	27,974	(244)	28,218	MSI
United Mexican States (D06)	12/20/25	1.000%(Q)	11,640	0.512%	128,836	(1,169)	130,005	MSI

See Notes to Financial Statements.

122

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Emirate of Abu Dhabi (D07)	12/20/25	1.000%(Q)	2,000	0.289%	$ 31,267	$ (634)	$ 31,901	CITI
Federation of Malaysia (D07)	12/20/25	1.000%(Q)	3,000	0.331%	44,262	(951)	45,213	CITI
Federative Republic of Brazil (D07)	12/20/25	1.000%(Q)	12,000	0.703%	86,336	(3,803)	90,139	CITI
Kingdom of Saudi Arabia (D07)	12/20/25	1.000%(Q)	2,000	0.430%	25,500	(634)	26,134	CITI
People’s Republic of China (D07)	12/20/25	1.000%(Q)	12,000	0.431%	152,522	(3,803)	156,325	CITI
Republic of Argentina (D07)	12/20/25	1.000%(Q)	5,000	72.652%	(3,494,182)	(1,585)	(3,492,597)	CITI
Republic of Chile (D07)	12/20/25	1.000%(Q)	2,000	0.290%	31,216	(634)	31,850	CITI
Republic of Colombia (D07)	12/20/25	1.000%(Q)	5,000	0.902%	15,717	(1,585)	17,302	CITI
Republic of Indonesia (D07)	12/20/25	1.000%(Q)	8,000	0.464%	96,314	(2,536)	98,850	CITI
Republic of Panama (D07)	12/20/25	1.000%(Q)	2,000	0.959%	3,973	(634)	4,607	CITI
Republic of Peru (D07)	12/20/25	1.000%(Q)	2,000	0.434%	25,313	(634)	25,947	CITI
Republic of Philippines (D07)	12/20/25	1.000%(Q)	2,000	0.408%	26,350	(634)	26,984	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    123

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D07)	12/20/25	1.000%(Q)	9,000	1.518%	$ (83,043)	$ (2,853)	$(80,190)	CITI
Republic of Turkey (D07)	12/20/25	1.000%(Q)	12,000	2.810%	(416,426)	(3,803)	(412,623)	CITI
State of Qatar (D07)	12/20/25	1.000%(Q)	2,000	0.348%	28,839	(634)	29,473	CITI
United Mexican States (D07)	12/20/25	1.000%(Q)	12,000	0.512%	132,821	(3,803)	136,624	CITI
Emirate of Abu Dhabi (D08)	12/20/25	1.000%(Q)	4,000	0.289%	62,534	(1,268)	63,802	MSI
Federation of Malaysia (D08)	12/20/25	1.000%(Q)	6,000	0.331%	88,524	(1,902)	90,426	MSI
Federative Republic of Brazil (D08)	12/20/25	1.000%(Q)	24,000	0.703%	172,671	(7,607)	180,278	MSI
Kingdom of Saudi Arabia (D08)	12/20/25	1.000%(Q)	4,000	0.430%	51,001	(1,268)	52,269	MSI
People’s Republic of China (D08)	12/20/25	1.000%(Q)	24,000	0.431%	305,043	(7,607)	312,650	MSI
Republic of Argentina (D08)	12/20/25	1.000%(Q)	10,000	72.652%	(6,988,364)	(3,169)	(6,985,195)	MSI
Republic of Chile (D08)	12/20/25	1.000%(Q)	4,000	0.290%	62,433	(1,268)	63,701	MSI
Republic of Colombia (D08)	12/20/25	1.000%(Q)	10,000	0.902%	31,435	(3,169)	34,604	MSI

See Notes to Financial Statements.

124

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Indonesia (D08)	12/20/25	1.000%(Q)	16,000	0.464%	$192,629	$(5,071)	$197,700	MSI
Republic of Panama (D08)	12/20/25	1.000%(Q)	4,000	0.959%	7,947	(1,268)	9,215	MSI
Republic of Peru (D08)	12/20/25	1.000%(Q)	4,000	0.434%	50,626	(1,268)	51,894	MSI
Republic of Philippines (D08)	12/20/25	1.000%(Q)	4,000	0.408%	52,699	(1,268)	53,967	MSI
Republic of South Africa (D08)	12/20/25	1.000%(Q)	18,000	1.518%	(166,085)	(5,705)	(160,380)	MSI
Republic of Turkey (D08)	12/20/25	1.000%(Q)	24,000	2.810%	(832,853)	(7,607)	(825,246)	MSI
State of Qatar (D08)	12/20/25	1.000%(Q)	4,000	0.348%	57,679	(1,369)	59,048	MSI
United Mexican States (D08)	12/20/25	1.000%(Q)	24,000	0.512%	265,641	(7,607)	273,248	MSI
Emirate of Abu Dhabi (D09)	12/20/25	1.000%(Q)	4,000	0.289%	62,534	(1,268)	63,802	MSI
Federation of Malaysia (D09)	12/20/25	1.000%(Q)	6,000	0.331%	88,524	(1,902)	90,426	MSI
Federative Republic of Brazil (D09)	12/20/25	1.000%(Q)	24,000	0.703%	172,671	(7,607)	180,278	MSI
Kingdom of Saudi Arabia (D09)	12/20/25	1.000%(Q)	4,000	0.430%	51,001	(1,268)	52,269	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    125

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D09)	12/20/25	1.000%(Q)	24,000	0.431%	$ 305,043	$ (7,607)	$ 312,650	MSI
Republic of Argentina (D09)	12/20/25	1.000%(Q)	10,000	72.652%	(6,988,364)	(3,169)	(6,985,195)	MSI
Republic of Chile (D09)	12/20/25	1.000%(Q)	4,000	0.290%	62,433	(1,268)	63,701	MSI
Republic of Colombia (D09)	12/20/25	1.000%(Q)	10,000	0.902%	31,435	(3,169)	34,604	MSI
Republic of Indonesia (D09)	12/20/25	1.000%(Q)	16,000	0.464%	192,629	(5,071)	197,700	MSI
Republic of Panama (D09)	12/20/25	1.000%(Q)	4,000	0.959%	7,947	(1,268)	9,215	MSI
Republic of Peru (D09)	12/20/25	1.000%(Q)	4,000	0.434%	50,626	(1,268)	51,894	MSI
Republic of Philippines (D09)	12/20/25	1.000%(Q)	4,000	0.408%	52,699	(1,268)	53,967	MSI
Republic of South Africa (D09)	12/20/25	1.000%(Q)	18,000	1.518%	(166,085)	(5,705)	(160,380)	MSI
Republic of Turkey (D09)	12/20/25	1.000%(Q)	24,000	2.810%	(832,853)	(7,607)	(825,246)	MSI
State of Qatar (D09)	12/20/25	1.000%(Q)	4,000	0.348%	57,679	(1,369)	59,048	MSI
United Mexican States (D09)	12/20/25	1.000%(Q)	24,000	0.512%	265,641	(7,607)	273,248	MSI

See Notes to Financial Statements.

126

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Emirate of Abu Dhabi (D13)	12/20/26	1.000%(Q)	500	0.354%	$ 9,999	$ (643)	$ 10,642	BOA
Federation of Malaysia (D13)	12/20/26	1.000%(Q)	1,000	0.425%	17,885	(1,287)	19,172	BOA
Federative Republic of Brazil (D13)	12/20/26	1.000%(Q)	3,000	1.032%	740	(3,860)	4,600	BOA
Kingdom of Saudi Arabia (D13)	12/20/26	1.000%(Q)	500	0.518%	7,593	(643)	8,236	BOA
People’s Republic of China (D13)	12/20/26	1.000%(Q)	3,000	0.561%	41,671	(3,860)	45,531	BOA
Republic of Argentina (D13)	12/20/26	1.000%(Q)	500	68.636%	(368,651)	(643)	(368,008)	BOA
Republic of Chile (D13)	12/20/26	1.000%(Q)	500	0.443%	8,697	(643)	9,340	BOA
Republic of Colombia (D13)	12/20/26	1.000%(Q)	1,250	1.309%	(9,652)	(1,608)	(8,044)	BOA
Republic of Indonesia (D13)	12/20/26	1.000%(Q)	2,250	0.623%	27,195	(2,895)	30,090	BOA
Republic of Panama (D13)	12/20/26	1.000%(Q)	500	1.211%	(2,450)	(643)	(1,807)	BOA
Republic of Peru (D13)	12/20/26	1.000%(Q)	500	0.608%	6,281	(643)	6,924	BOA
Republic of Philippines (D13)	12/20/26	1.000%(Q)	500	0.557%	7,005	(643)	7,648	BOA

See Notes to Financial Statements.

PGIM Total Return Bond Fund    127

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D13)	12/20/26	1.000%(Q)	2,750	1.970%	$ (72,670)	$ (3,538)	$ (69,132)	BOA
Republic of Turkey (D13)	12/20/26	1.000%(Q)	3,000	3.302%	(188,319)	(3,860)	(184,459)	BOA
State of Qatar (D13)	12/20/26	1.000%(Q)	500	0.409%	9,182	(643)	9,825	BOA
United Mexican States (D13)	12/20/26	1.000%(Q)	2,750	0.716%	25,859	(3,538)	29,397	BOA
Emirate of Abu Dhabi (D14)	12/20/26	1.000%(Q)	4,000	0.354%	79,987	(5,829)	85,816	CITI
Federation of Malaysia (D14)	12/20/26	1.000%(Q)	8,000	0.425%	143,086	(11,658)	154,744	CITI
Federative Republic of Brazil (D14)	12/20/26	1.000%(Q)	24,000	1.032%	5,922	(34,975)	40,897	CITI
Kingdom of Saudi Arabia (D14)	12/20/26	1.000%(Q)	4,000	0.518%	60,738	(5,829)	66,567	CITI
People’s Republic of China (D14)	12/20/26	1.000%(Q)	24,000	0.561%	333,370	(34,975)	368,345	CITI
Republic of Argentina (D14)	12/20/26	1.000%(Q)	4,000	68.636%	(2,949,214)	(5,829)	(2,943,385)	CITI
Republic of Chile (D14)	12/20/26	1.000%(Q)	4,000	0.443%	69,573	(5,829)	75,402	CITI
Republic of Colombia (D14)	12/20/26	1.000%(Q)	10,000	1.309%	(77,223)	(14,573)	(62,650)	CITI

See Notes to Financial Statements.

128

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Indonesia (D14)	12/20/26	1.000%(Q)	18,000	0.623%	$217,561	$ (26,231)	$ 243,792	CITI
Republic of Panama (D14)	12/20/26	1.000%(Q)	4,000	1.211%	(19,606)	(5,829)	(13,777)	CITI
Republic of Peru (D14)	12/20/26	1.000%(Q)	4,000	0.608%	50,245	(5,829)	56,074	CITI
Republic of Philippines (D14)	12/20/26	1.000%(Q)	4,000	0.557%	56,038	(5,829)	61,867	CITI
Republic of South Africa (D14)	12/20/26	1.000%(Q)	22,000	1.970%	(581,363)	(32,061)	(549,302)	CITI
Republic of Turkey (D14)	12/20/26	1.000%(Q)	24,000	3.302%	(1,506,551)	(34,975)	(1,471,576)	CITI
State of Qatar (D14)	12/20/26	1.000%(Q)	4,000	0.409%	73,451	(5,829)	79,280	CITI
United Mexican States (D14)	12/20/26	1.000%(Q)	22,000	0.716%	206,868	(32,061)	238,929	CITI
Emirate of Abu Dhabi (D15)	12/20/26	1.000%(Q)	2,000	0.354%	39,993	(2,915)	42,908	MSI
Federation of Malaysia (D15)	12/20/26	1.000%(Q)	4,000	0.425%	71,543	(5,829)	77,372	MSI
Federative Republic of Brazil (D15)	12/20/26	1.000%(Q)	12,000	1.032%	2,961	(17,488)	20,449	MSI
Kingdom of Saudi Arabia (D15)	12/20/26	1.000%(Q)	2,000	0.518%	30,369	(2,915)	33,284	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    129

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D15)	12/20/26	1.000%(Q)	12,000	0.561%	$ 166,685	$ (17,488)	$ 184,173	MSI
Republic of Argentina (D15)	12/20/26	1.000%(Q)	2,000	68.636%	(1,474,608)	(2,915)	(1,471,693)	MSI
Republic of Chile (D15)	12/20/26	1.000%(Q)	2,000	0.443%	34,786	(2,915)	37,701	MSI
Republic of Colombia (D15)	12/20/26	1.000%(Q)	5,000	1.309%	(38,611)	(7,286)	(31,325)	MSI
Republic of Indonesia (D15)	12/20/26	1.000%(Q)	9,000	0.623%	108,780	(13,116)	121,896	MSI
Republic of Panama (D15)	12/20/26	1.000%(Q)	2,000	1.211%	(9,804)	(2,915)	(6,889)	MSI
Republic of Peru (D15)	12/20/26	1.000%(Q)	2,000	0.608%	25,122	(2,915)	28,037	MSI
Republic of Philippines (D15)	12/20/26	1.000%(Q)	2,000	0.557%	28,018	(2,915)	30,933	MSI
Republic of South Africa (D15)	12/20/26	1.000%(Q)	11,000	1.970%	(290,681)	(16,030)	(274,651)	MSI
Republic of Turkey (D15)	12/20/26	1.000%(Q)	12,000	3.302%	(753,276)	(17,488)	(735,788)	MSI
State of Qatar (D15)	12/20/26	1.000%(Q)	2,000	0.409%	36,725	(2,915)	39,640	MSI
United Mexican States (D15)	12/20/26	1.000%(Q)	11,000	0.716%	103,435	(16,030)	119,465	MSI

See Notes to Financial Statements.

130

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Emirate of Abu Dhabi (D16)	12/20/26	1.000%(Q)	10,000	0.354%	$ 199,966	$ (14,573)	$ 214,539	BARC
Federation of Malaysia (D16)	12/20/26	1.000%(Q)	20,000	0.425%	357,714	(29,146)	386,860	BARC
Federative Republic of Brazil (D16)	12/20/26	1.000%(Q)	60,000	1.032%	14,806	(87,438)	102,244	BARC
Kingdom of Saudi Arabia (D16)	12/20/26	1.000%(Q)	10,000	0.518%	151,846	(14,573)	166,419	BARC
People’s Republic of China (D16)	12/20/26	1.000%(Q)	60,000	0.561%	833,425	(87,438)	920,863	BARC
Republic of Argentina (D16)	12/20/26	1.000%(Q)	10,000	68.636%	(7,373,036)	(14,573)	(7,358,463)	BARC
Republic of Chile (D16)	12/20/26	1.000%(Q)	10,000	0.443%	173,931	(14,573)	188,504	BARC
Republic of Colombia (D16)	12/20/26	1.000%(Q)	25,000	1.309%	(193,056)	(36,432)	(156,624)	BARC
Republic of Indonesia (D16)	12/20/26	1.000%(Q)	45,000	0.623%	543,902	(65,578)	609,480	BARC
Republic of Panama (D16)	12/20/26	1.000%(Q)	10,000	1.211%	(49,016)	(14,573)	(34,443)	BARC
Republic of Peru (D16)	12/20/26	1.000%(Q)	10,000	0.608%	125,612	(14,573)	140,185	BARC
Republic of Philippines (D16)	12/20/26	1.000%(Q)	10,000	0.557%	140,095	(14,573)	154,668	BARC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    131

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D16)	12/20/26	1.000%(Q)	55,000	1.970%	$ (1,453,407)	$ (80,151)	$ (1,373,256)	BARC
Republic of Turkey (D16)	12/20/26	1.000%(Q)	60,000	3.302%	(3,766,379)	(87,438)	(3,678,941)	BARC
State of Qatar (D16)	12/20/26	1.000%(Q)	10,000	0.409%	183,627	(14,573)	198,200	BARC
United Mexican States (D16)	12/20/26	1.000%(Q)	55,000	0.716%	517,172	(80,151)	597,323	BARC
Emirate of Abu Dhabi (D17)	12/20/26	1.000%(Q)	2,000	0.354%	39,993	(3,259)	43,252	MSI
Federation of Malaysia (D17)	12/20/26	1.000%(Q)	4,000	0.425%	71,542	(6,519)	78,061	MSI
Federative Republic of Brazil (D17)	12/20/26	1.000%(Q)	12,000	1.032%	2,961	(19,556)	22,517	MSI
Kingdom of Saudi Arabia (D17)	12/20/26	1.000%(Q)	2,000	0.518%	30,369	(3,259)	33,628	MSI
People’s Republic of China (D17)	12/20/26	1.000%(Q)	12,000	0.561%	166,685	(19,556)	186,241	MSI
Republic of Argentina (D17)	12/20/26	1.000%(Q)	2,000	68.636%	(1,474,607)	(3,259)	(1,471,348)	MSI
Republic of Chile (D17)	12/20/26	1.000%(Q)	2,000	0.443%	34,787	(3,259)	38,046	MSI
Republic of Colombia (D17)	12/20/26	1.000%(Q)	5,000	1.309%	(38,611)	(8,148)	(30,463)	MSI

See Notes to Financial Statements.

132

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Indonesia (D17)	12/20/26	1.000%(Q)	9,000	0.623%	$ 108,780	$ (14,667)	$ 123,447	MSI
Republic of Panama (D17)	12/20/26	1.000%(Q)	2,000	1.211%	(9,803)	(3,259)	(6,544)	MSI
Republic of Peru (D17)	12/20/26	1.000%(Q)	2,000	0.608%	25,123	(3,259)	28,382	MSI
Republic of Philippines (D17)	12/20/26	1.000%(Q)	2,000	0.557%	28,019	(3,259)	31,278	MSI
Republic of South Africa (D17)	12/20/26	1.000%(Q)	11,000	1.970%	(290,681)	(17,926)	(272,755)	MSI
Republic of Turkey (D17)	12/20/26	1.000%(Q)	12,000	3.302%	(753,276)	(19,556)	(733,720)	MSI
State of Qatar (D17)	12/20/26	1.000%(Q)	2,000	0.409%	36,726	(3,259)	39,985	MSI
United Mexican States (D17)	12/20/26	1.000%(Q)	11,000	0.716%	103,435	(17,926)	121,361	MSI
Emirate of Abu Dhabi (D18)	12/20/26	1.000%(Q)	2,000	0.354%	39,993	(592)	40,585	MSI
Federation of Malaysia (D18)	12/20/26	1.000%(Q)	4,000	0.425%	71,543	(1,184)	72,727	MSI
Federative Republic of Brazil (D18)	12/20/26	1.000%(Q)	12,000	1.032%	2,962	(3,552)	6,514	MSI
Kingdom of Saudi Arabia (D18)	12/20/26	1.000%(Q)	2,000	0.518%	30,369	(592)	30,961	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    133

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D18)	12/20/26	1.000%(Q)	12,000	0.561%	$ 166,685	$ (3,552)	$ 170,237	MSI
Republic of Argentina (D18)	12/20/26	1.000%(Q)	2,000	68.636%	(1,474,607)	(592)	(1,474,015)	MSI
Republic of Chile (D18)	12/20/26	1.000%(Q)	2,000	0.443%	34,786	(592)	35,378	MSI
Republic of Colombia (D18)	12/20/26	1.000%(Q)	5,000	1.309%	(38,611)	(1,480)	(37,131)	MSI
Republic of Indonesia (D18)	12/20/26	1.000%(Q)	9,000	0.623%	108,781	(2,664)	111,445	MSI
Republic of Panama (D18)	12/20/26	1.000%(Q)	2,000	1.211%	(9,803)	(592)	(9,211)	MSI
Republic of Peru (D18)	12/20/26	1.000%(Q)	2,000	0.608%	25,122	(592)	25,714	MSI
Republic of Philippines (D18)	12/20/26	1.000%(Q)	2,000	0.557%	28,019	(592)	28,611	MSI
Republic of South Africa (D18)	12/20/26	1.000%(Q)	11,000	1.970%	(290,681)	(3,256)	(287,425)	MSI
Republic of Turkey (D18)	12/20/26	1.000%(Q)	12,000	3.302%	(753,275)	(3,552)	(749,723)	MSI
State of Qatar (D18)	12/20/26	1.000%(Q)	2,000	0.409%	36,725	(592)	37,317	MSI
United Mexican States (D18)	12/20/26	1.000%(Q)	11,000	0.716%	103,435	(3,256)	106,691	MSI

See Notes to Financial Statements.

134

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Emirate of Abu Dhabi (D19)	12/20/26	1.000%(Q)	4,000	0.354%	$ 79,986	$ (1,184)	$ 81,170	MSI
Federation of Malaysia (D19)	12/20/26	1.000%(Q)	8,000	0.425%	143,086	(2,368)	145,454	MSI
Federative Republic of Brazil (D19)	12/20/26	1.000%(Q)	24,000	1.032%	5,922	(7,105)	13,027	MSI
Kingdom of Saudi Arabia (D19)	12/20/26	1.000%(Q)	4,000	0.518%	60,738	(1,184)	61,922	MSI
People’s Republic of China (D19)	12/20/26	1.000%(Q)	24,000	0.561%	333,370	(7,105)	340,475	MSI
Republic of Argentina (D19)	12/20/26	1.000%(Q)	4,000	68.636%	(2,949,214)	(1,184)	(2,948,030)	MSI
Republic of Chile (D19)	12/20/26	1.000%(Q)	4,000	0.443%	69,573	(1,184)	70,757	MSI
Republic of Colombia (D19)	12/20/26	1.000%(Q)	10,000	1.309%	(77,222)	(2,960)	(74,262)	MSI
Republic of Indonesia (D19)	12/20/26	1.000%(Q)	18,000	0.623%	217,560	(5,329)	222,889	MSI
Republic of Panama (D19)	12/20/26	1.000%(Q)	4,000	1.211%	(19,606)	(1,184)	(18,422)	MSI
Republic of Peru (D19)	12/20/26	1.000%(Q)	4,000	0.608%	50,245	(1,184)	51,429	MSI
Republic of Philippines (D19)	12/20/26	1.000%(Q)	4,000	0.557%	56,038	(1,184)	57,222	MSI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    135

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D19)	12/20/26	1.000	%(Q)	22,000	1.970%	$ (581,363)	$(6,513)	$ (574,850)	MSI
Republic of Turkey (D19)	12/20/26	1.000	%(Q)	24,000	3.302%	(1,506,552)	(7,105)	(1,499,447)	MSI
State of Qatar (D19)	12/20/26	1.000	%(Q)	4,000	0.409%	73,451	(1,184)	74,635	MSI
United Mexican States (D19)	12/20/26	1.000	%(Q)	22,000	0.716%	206,869	(6,513)	213,382	MSI
Emirate of Abu Dhabi (D20)	06/20/26	1.000	%(Q)	1,500	0.328%	26,752	(444)	27,196	BARC
Federation of Malaysia (D20)	06/20/26	1.000	%(Q)	3,000	0.387%	49,007	(888)	49,895	BARC
Federative Republic of Brazil (D20)	06/20/26	1.000	%(Q)	9,000	0.898%	33,061	(2,664)	35,725	BARC
Kingdom of Saudi Arabia (D20)	06/20/26	1.000	%(Q)	1,500	0.482%	20,969	(444)	21,413	BARC
People’s Republic of China (D20)	06/20/26	1.000	%(Q)	9,000	0.508%	119,761	(2,664)	122,425	BARC
Republic of Argentina (D20)	06/20/26	1.000	%(Q)	1,500	70.321%	(1,080,174)	(444)	(1,079,730)	BARC
Republic of Chile (D20)	06/20/26	1.000	%(Q)	1,500	0.381%	24,765	(444)	25,209	BARC
Republic of Colombia (D20)	06/20/26	1.000	%(Q)	3,750	1.144%	(8,894)	(1,110)	(7,784)	BARC

See Notes to Financial Statements.

136

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Indonesia (D20)	06/20/26	1.000	%(Q)	6,750	0.558%	$ 81,426	$(1,998)	$ 83,424	BARC
Republic of Panama (D20)	06/20/26	1.000	%(Q)	1,500	1.109%	(2,256)	(444)	(1,812)	BARC
Republic of Peru (D20)	06/20/26	1.000	%(Q)	1,500	0.537%	18,912	(444)	19,356	BARC
Republic of Philippines (D20)	06/20/26	1.000	%(Q)	1,500	0.497%	20,395	(444)	20,839	BARC
Republic of South Africa (D20)	06/20/26	1.000	%(Q)	7,500	1.787%	(134,834)	(2,220)	(132,614)	BARC
Republic of Turkey (D20)	06/20/26	1.000	%(Q)	9,000	3.102%	(441,509)	(2,664)	(438,845)	BARC
State of Qatar (D20)	06/20/26	1.000	%(Q)	1,500	0.384%	24,614	(444)	25,058	BARC
United Mexican States (D20)	06/20/26	1.000	%(Q)	9,000	0.633%	92,034	(2,664)	94,698	BARC
Emirate of Abu Dhabi (D21)	12/20/26	1.000	%(Q)	300	0.354%	5,999	(106)	6,105	BOA
Federation of Malaysia (D21)	12/20/26	1.000	%(Q)	600	0.425%	10,732	(211)	10,943	BOA
Federative Republic of Brazil (D21)	12/20/26	1.000	%(Q)	1,800	1.032%	444	(634)	1,078	BOA
Kingdom of Saudi Arabia (D21)	12/20/26	1.000	%(Q)	300	0.518%	4,555	(106)	4,661	BOA

See Notes to Financial Statements.

PGIM Total Return Bond Fund    137

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
People’s Republic of China (D21)	12/20/26	1.000	%(Q)	1,800	0.561%	$ 25,003	$(634)	$ 25,637	BOA
Republic of Argentina (D21)	12/20/26	1.000	%(Q)	300	68.636%	(221,191)	(106)	(221,085)	BOA
Republic of Chile (D21)	12/20/26	1.000	%(Q)	300	0.443%	5,218	(106)	5,324	BOA
Republic of Colombia (D21)	12/20/26	1.000	%(Q)	750	1.309%	(5,792)	(264)	(5,528)	BOA
Republic of Indonesia (D21)	12/20/26	1.000	%(Q)	1,350	0.623%	16,317	(475)	16,792	BOA
Republic of Panama (D21)	12/20/26	1.000	%(Q)	300	1.211%	(1,471)	(106)	(1,365)	BOA
Republic of Peru (D21)	12/20/26	1.000	%(Q)	300	0.608%	3,768	(106)	3,874	BOA
Republic of Philippines (D21)	12/20/26	1.000	%(Q)	300	0.557%	4,202	(106)	4,308	BOA
Republic of South Africa (D21)	12/20/26	1.000	%(Q)	1,650	1.970%	(43,602)	(581)	(43,021)	BOA
Republic of Turkey (D21)	12/20/26	1.000	%(Q)	1,800	3.302%	(112,991)	(634)	(112,357)	BOA
State of Qatar (D21)	12/20/26	1.000	%(Q)	300	0.409%	5,508	(106)	5,614	BOA
United Mexican States (D21)	12/20/26	1.000	%(Q)	1,650	0.716%	15,515	(581)	16,096	BOA

See Notes to Financial Statements.

138

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
ADT Security Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.642%	$ (20,256)	$(1,362)	$ (18,894)	CITI
AES Corp. (The) (D29)	12/20/24	0.250	%(Q)	5,000	0.519%	(13,480)	(1,362)	(12,118)	CITI
Ally Financial, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.828%	(85,003)	(1,362)	(83,641)	CITI
Alstom S.A. (D29)	12/20/24	0.250	%(Q)	5,000	1.094%	(45,151)	(1,362)	(43,789)	CITI
American Axle & Manufacturing, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.666%	(76,316)	(1,362)	(74,954)	CITI
Amkor Technology, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.662%	(21,320)	(1,362)	(19,958)	CITI
Anglo American PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.394%	(6,537)	(1,362)	(5,175)	CITI
Anywhere Real Estate Group LLC (D29)	12/20/24	0.250	%(Q)	5,000	10.280%	(508,755)	(1,362)	(507,393)	CITI
Apache Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.284%	(413)	(1,362)	949	CITI
ArcelorMittal S.A. (D29)	12/20/24	0.250	%(Q)	5,000	0.595%	(17,634)	(1,362)	(16,272)	CITI
Arrow Electronics, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.354%	(4,316)	(1,362)	(2,954)	CITI
Ashland LLC (D29)	12/20/24	0.250	%(Q)	5,000	0.493%	(12,001)	(1,362)	(10,639)	CITI
AT&T, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.646%	(20,479)	(1,362)	(19,117)	CITI
Avient Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.703%	(23,585)	(1,362)	(22,223)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    139

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Avis Budget Group, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.159%	$(48,647)	$(1,362)	$(47,285)	CITI
Avnet, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.350%	(4,100)	(1,362)	(2,738)	CITI
Bath & Body Works, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.766%	(27,051)	(1,362)	(25,689)	CITI
Beazer Homes USA, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.839%	(31,095)	(1,362)	(29,733)	CITI
Best Buy Co., Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.351%	(4,129)	(1,362)	(2,767)	CITI
Boeing Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.443%	(9,221)	(1,362)	(7,859)	CITI
Boyd Gaming Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.550%	(15,179)	(1,362)	(13,817)	CITI
British Telecommunications PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.290%	(758)	(1,362)	604	CITI
Calpine Corp. (D29)	12/20/24	0.250	%(Q)	5,000	2.088%	(99,040)	(1,362)	(97,678)	CITI
CCO Holdings LLC (D29)	12/20/24	0.250	%(Q)	5,000	0.918%	(35,404)	(1,362)	(34,042)	CITI
Cleveland-Cliffs, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.764%	(26,936)	(1,362)	(25,574)	CITI
CMA CGM S.A. (D29)	12/20/24	0.250	%(Q)	5,000	0.941%	(36,677)	(1,362)	(35,315)	CITI
CNH Industrial NV (D29)	12/20/24	0.250	%(Q)	5,000	0.483%	(11,473)	(1,362)	(10,111)	CITI
Constellium SE (D29)	12/20/24	0.250	%(Q)	5,000	1.593%	(72,285)	(1,362)	(70,923)	CITI
Darden Restaurants, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.224%	2,922	(1,362)	4,284	CITI

See Notes to Financial Statements.

140

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
DaVita, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.183%	$(49,943)	$(1,362)	$(48,581)	CITI
Dell, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.216%	3,358	(1,362)	4,720	CITI
Delta Air Lines, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.813%	(29,652)	(1,362)	(28,290)	CITI
Devon Energy Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.388%	(6,200)	(1,362)	(4,838)	CITI
DISH DBS Corp. (D29)	12/20/24	0.250	%(Q)	5,000	10.607%	(538,985)	(1,362)	(537,623)	CITI
DXC Technology Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.523%	(13,643)	(1,362)	(12,281)	CITI
Ford Motor Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.991%	(39,448)	(1,362)	(38,086)	CITI
Freeport-McMoRan, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.413%	(7,606)	(1,362)	(6,244)	CITI
Gap, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.027%	(41,378)	(1,362)	(40,016)	CITI
General Electric Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.260%	875	(1,362)	2,237	CITI
General Motors Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.725%	(24,803)	(1,362)	(23,441)	CITI
GKN Holdings Ltd. (D29)	12/20/24	0.250	%(Q)	5,000	0.374%	(5,439)	(1,362)	(4,077)	CITI
Goodyear Tire & Rubber Co. (The) (D29)	12/20/24	0.250	%(Q)	5,000	0.960%	(37,746)	(1,362)	(36,384)	CITI
Halliburton Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.197%	4,428	(1,362)	5,790	CITI
Hapag-Lloyd AG (D29)	12/20/24	0.250	%(Q)	5,000	1.293%	(55,986)	(1,362)	(54,624)	CITI
HCA, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.364%	(4,850)	(1,362)	(3,488)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    141

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
HeidelbergCement AG (D29)	12/20/24	0.250	%(Q)	5,000	0.444%	$(9,324)	$(1,362)	$(7,962)	CITI
Hess Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.160%	6,452	(1,362)	7,814	CITI
Howmet Aerospace, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.411%	(7,467)	(1,362)	(6,105)	CITI
HP, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.298%	(1,224)	(1,362)	138	CITI
International Game Technology PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.463%	(10,351)	(1,362)	(8,989)	CITI
Iron Mountain, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.534%	(14,275)	(1,362)	(12,913)	CITI
ITV PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.432%	(8,636)	(1,362)	(7,274)	CITI
KB Home (D29)	12/20/24	0.250	%(Q)	5,000	0.630%	(19,581)	(1,362)	(18,219)	CITI
Kohl’s Corp. (D29)	12/20/24	0.250	%(Q)	5,000	1.131%	(47,114)	(1,362)	(45,752)	CITI
Kraft Heinz Foods Co. (D29)	12/20/24	0.250	%(Q)	5,000	0.232%	2,465	(1,362)	3,827	CITI
Ladbrokes Coral Group Ltd. (D29)	12/20/24	0.250	%(Q)	5,000	0.944%	(36,853)	(1,362)	(35,491)	CITI
Lamb Weston Holdings, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.479%	(11,223)	(1,362)	(9,861)	CITI
Lanxess AG (D29)	12/20/24	0.250	%(Q)	5,000	0.869%	(32,751)	(1,362)	(31,389)	CITI
Lennar Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.372%	(5,297)	(1,362)	(3,935)	CITI
Liberty Interactive LLC (D29)	12/20/24	0.250	%(Q)	5,000	19.776%	(963,115)	(1,362)	(961,753)	CITI

See Notes to Financial Statements.

142

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Lumen Technologies, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	15.291%	$(761,063)	$(1,362)	$(759,701)	CITI
Macy’s, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.768%	(27,173)	(1,362)	(25,811)	CITI
Marks & Spencer PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.371%	(5,274)	(1,362)	(3,912)	CITI
Matterhorn Telecom Holding S.A. (D29)	12/20/24	0.250	%(Q)	5,000	0.736%	(25,441)	(1,362)	(24,079)	CITI
MDC Holdings, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.609%	(18,400)	(1,362)	(17,038)	CITI
MGM Resorts International (D29)	12/20/24	0.250	%(Q)	5,000	0.932%	(36,218)	(1,362)	(34,856)	CITI
Netflix, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.230%	2,542	(1,362)	3,904	CITI
New Albertsons, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.390%	(6,310)	(1,362)	(4,948)	CITI
Next PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.283%	(374)	(1,362)	988	CITI
Nokia OYJ (D29)	12/20/24	0.250	%(Q)	5,000	0.420%	(7,986)	(1,362)	(6,624)	CITI
Nordstrom, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.317%	(57,221)	(1,362)	(55,859)	CITI
NRG Energy, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.152%	(48,269)	(1,362)	(46,907)	CITI
Olin Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.568%	(16,120)	(1,362)	(14,758)	CITI
Oracle Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.297%	(1,139)	(1,362)	223	CITI
Paramount Global (D29)	12/20/24	0.250	%(Q)	5,000	0.759%	(26,682)	(1,362)	(25,320)	CITI
Pearson PLC (D29)	12/20/24	0.250	%(Q)	5,000	0.187%	4,981	(1,362)	6,343	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    143

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Petroleo Brasileiro S.A. (D29)	12/20/24	0.250	%(Q)	5,000	0.414%	$(7,622)	$(1,362)	$(6,260)	CITI
Premier Foods Finance PLC (D29)	12/20/24	0.250	%(Q)	5,000	1.057%	(43,073)	(1,362)	(41,711)	CITI
Rexel S.A. (D29)	12/20/24	0.250	%(Q)	5,000	0.643%	(20,282)	(1,362)	(18,920)	CITI
Sirius XM Radio, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.911%	(35,050)	(1,362)	(33,688)	CITI
Teck Resources Ltd. (D29)	12/20/24	0.250	%(Q)	5,000	0.526%	(13,824)	(1,362)	(12,462)	CITI
TEGNA, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.305%	(56,654)	(1,362)	(55,292)	CITI
Telecom Italia SpA (D29)	12/20/24	0.250	%(Q)	5,000	1.247%	(53,422)	(1,362)	(52,060)	CITI
Telefonaktiebolaget LM Ericsson (D29)	12/20/24	0.250	%(Q)	5,000	0.573%	(16,453)	(1,362)	(15,091)	CITI
Tenet Healthcare Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.821%	(30,119)	(1,362)	(28,757)	CITI
Tesla, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.630%	(19,575)	(1,362)	(18,213)	CITI
Teva Pharmaceutical Industries Ltd. (D29)	12/20/24	0.250	%(Q)	5,000	1.296%	(56,206)	(1,362)	(54,844)	CITI
T-Mobile USA, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.455%	(9,879)	(1,362)	(8,517)	CITI
Unibail-Rodamco-Westfield SE (D29)	12/20/24	0.250	%(Q)	5,000	0.728%	(24,979)	(1,362)	(23,617)	CITI
Unisys Corp. (D29)	12/20/24	0.250	%(Q)	5,000	6.957%	(349,382)	(1,362)	(348,020)	CITI

See Notes to Financial Statements.

144

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Rentals North America, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.392%	$(6,422)	$(1,362)	$(5,060)	CITI
Universal Health Services, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.434%	(8,736)	(1,362)	(7,374)	CITI
Univision Communications, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	1.880%	(87,707)	(1,362)	(86,345)	CITI
UPC Holding BV (D29)	12/20/24	0.250	%(Q)	5,000	1.468%	(65,533)	(1,362)	(64,171)	CITI
Verizon Communications, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.684%	(22,574)	(1,362)	(21,212)	CITI
Virgin Media Finance PLC (D29)	12/20/24	0.250	%(Q)	5,000	1.419%	(62,846)	(1,362)	(61,484)	CITI
Whirlpool Corp. (D29)	12/20/24	0.250	%(Q)	5,000	0.469%	(10,667)	(1,362)	(9,305)	CITI
Xerox Corp. (D29)	12/20/24	0.250	%(Q)	5,000	1.718%	(79,142)	(1,362)	(77,780)	CITI
Yum! Brands, Inc. (D29)	12/20/24	0.250	%(Q)	5,000	0.345%	(3,793)	(1,362)	(2,431)	CITI
Ziggo Bond Co. BV (D29)	12/20/24	0.250	%(Q)	5,000	1.416%	(62,688)	(1,362)	(61,326)	CITI
Advanced Micro Devices, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.203%	2,364	(806)	3,170	CITI
AES Corp. (The) (D30)	06/20/24	0.250	%(Q)	4,000	0.340%	(1,109)	(806)	(303)	CITI
Airbus SE (D30)	06/20/24	0.250	%(Q)	4,000	0.239%	1,451	(806)	2,257	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    145

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Ally Financial, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	1.473%	$(29,478)	$(806)	$(28,672)	CITI
Altria Group, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.132%	4,153	(806)	4,959	CITI
American Axle & Manufacturing, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	1.197%	(22,606)	(806)	(21,800)	CITI
Anglo American PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.324%	(693)	(806)	113	CITI
Anheuser-Busch InBev S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.218%	1,970	(806)	2,776	CITI
Apache Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.252%	1,114	(806)	1,920	CITI
Aramark Services, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.382%	(2,162)	(806)	(1,356)	CITI
ArcelorMittal S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.478%	(4,583)	(806)	(3,777)	CITI
Arrow Electronics, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.289%	170	(806)	976	CITI
AT&T, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.544%	(6,236)	(806)	(5,430)	CITI
AutoZone, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.113%	4,618	(806)	5,424	CITI
Avnet, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.260%	920	(806)	1,726	CITI
Banco Bilbao Vizcaya Argentaria S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.802%	(12,742)	(806)	(11,936)	CITI
Barclays Bank PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.944%	(16,291)	(806)	(15,485)	CITI
Barclays Bank PLC (D30)	06/20/24	0.250	%(Q)	4,000	1.155%	(21,586)	(806)	(20,780)	CITI

See Notes to Financial Statements.

146

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Beazer Homes USA, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.693%	$(9,990)	$(806)	$(9,184)	CITI
BNP Paribas S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.563%	(6,711)	(806)	(5,905)	CITI
Boeing Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.402%	(2,669)	(806)	(1,863)	CITI
British Telecommunications PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.247%	1,237	(806)	2,043	CITI
Calpine Corp. (D30)	06/20/24	0.250	%(Q)	4,000	1.761%	(36,661)	(806)	(35,855)	CITI
Campbell Soup Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.183%	2,861	(806)	3,667	CITI
Canadian Natural Resources Ltd. (D30)	06/20/24	0.250	%(Q)	4,000	0.132%	4,153	(806)	4,959	CITI
CMA CGM S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.886%	(14,832)	(806)	(14,026)	CITI
Conagra Brands, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.191%	2,647	(806)	3,453	CITI
ConocoPhillips (D30)	06/20/24	0.250	%(Q)	4,000	0.107%	4,778	(806)	5,584	CITI
Constellium SE (D30)	06/20/24	0.250	%(Q)	4,000	1.385%	(27,294)	(806)	(26,488)	CITI
CSC Holdings LLC (D30)	06/20/24	0.250	%(Q)	4,000	7.337%	(172,552)	(806)	(171,746)	CITI
Darden Restaurants, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.174%	3,091	(806)	3,897	CITI
Dell, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.177%	3,000	(806)	3,806	CITI
Delta Air Lines, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.623%	(8,212)	(806)	(7,406)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    147

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Deutsche Lufthansa AG (D30)	06/20/24	0.250	%(Q)	4,000	0.713%	$(10,489)	$(806)	$(9,683)	CITI
Devon Energy Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.346%	(1,246)	(806)	(440)	CITI
Dow Chemical Co. (The) (D30)	06/20/24	0.250	%(Q)	4,000	0.184%	2,831	(806)	3,637	CITI
DXC Technology Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.425%	(3,255)	(806)	(2,449)	CITI
Eastman Chemical Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.291%	127	(806)	933	CITI
Elo S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.391%	(2,387)	(806)	(1,581)	CITI
Enbridge, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.313%	(425)	(806)	381	CITI
Energy Transfer LP (D30)	06/20/24	0.250	%(Q)	4,000	0.317%	(534)	(806)	272	CITI
Expedia Group, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.285%	276	(806)	1,082	CITI
Ford Motor Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.856%	(14,060)	(806)	(13,254)	CITI
Ford Motor Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.863%	(14,255)	(806)	(13,449)	CITI
Freeport-McMoRan, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.341%	(1,117)	(806)	(311)	CITI
Gap, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.996%	(17,563)	(806)	(16,757)	CITI
General Electric Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.209%	2,193	(806)	2,999	CITI
General Motors Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.597%	(7,561)	(806)	(6,755)	CITI

See Notes to Financial Statements.

148

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Glencore International AG (D30)	06/20/24	0.250	%(Q)	4,000	0.500%	$(5,133)	$(806)	$(4,327)	CITI
Goldman Sachs Group, Inc. (The) (D30)	06/20/24	0.250	%(Q)	4,000	0.483%	(4,711)	(806)	(3,905)	CITI
Goodyear Tire & Rubber Co. (The) (D30)	06/20/24	0.250	%(Q)	4,000	0.770%	(11,902)	(806)	(11,096)	CITI
Halliburton Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.166%	3,285	(806)	4,091	CITI
Hapag-Lloyd AG (D30)	06/20/24	0.250	%(Q)	4,000	0.990%	(17,414)	(806)	(16,608)	CITI
HCA, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.253%	1,099	(806)	1,905	CITI
Hess Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.138%	3,996	(806)	4,802	CITI
Host Hotels & Resorts LP (D30)	06/20/24	0.250	%(Q)	4,000	0.358%	(1,569)	(806)	(763)	CITI
HP, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.260%	910	(806)	1,716	CITI
ING Groep NV (D30)	06/20/24	0.250	%(Q)	4,000	0.508%	(5,349)	(806)	(4,543)	CITI
International Business Machines Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.108%	4,752	(806)	5,558	CITI
International Game Technology PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.354%	(1,460)	(806)	(654)	CITI
International Paper Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.140%	3,954	(806)	4,760	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    149

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
iStar, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.567%	$(6,823)	$(806)	$(6,017)	CITI
K&S AG (D30)	06/20/24	0.250	%(Q)	4,000	0.418%	(3,061)	(806)	(2,255)	CITI
KB Home (D30)	06/20/24	0.250	%(Q)	4,000	0.463%	(4,210)	(806)	(3,404)	CITI
Kohl’s Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.947%	(16,348)	(806)	(15,542)	CITI
Kraft Heinz Foods Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.193%	2,602	(806)	3,408	CITI
Ladbrokes Coral Group Ltd. (D30)	06/20/24	0.250	%(Q)	4,000	0.794%	(12,528)	(806)	(11,722)	CITI
Lennar Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.308%	(301)	(806)	505	CITI
Leonardo SpA (D30)	06/20/24	0.250	%(Q)	4,000	0.223%	1,845	(806)	2,651	CITI
Lloyds Banking Group PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.693%	(10,002)	(806)	(9,196)	CITI
Louis Dreyfus Co. BV (D30)	06/20/24	0.250	%(Q)	4,000	0.542%	(6,198)	(806)	(5,392)	CITI
Lowe’s Cos., Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.116%	4,558	(806)	5,364	CITI
Lumen Technologies, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	12.889%	(302,979)	(806)	(302,173)	CITI
Macy’s, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.688%	(9,867)	(806)	(9,061)	CITI
Marriott International, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.244%	1,310	(806)	2,116	CITI
Matterhorn Telecom Holding S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.639%	(8,615)	(806)	(7,809)	CITI

See Notes to Financial Statements.

150

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
MDC Holdings, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.470%	$(4,367)	$(806)	$(3,561)	CITI
Meritor, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.082%	5,405	(806)	6,211	CITI
MGIC Investment Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.298%	(57)	(806)	749	CITI
MGM Resorts International (D30)	06/20/24	0.250	%(Q)	4,000	0.653%	(8,978)	(806)	(8,172)	CITI
Mondelez International, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.149%	3,704	(806)	4,510	CITI
Motorola Solutions, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.109%	4,734	(806)	5,540	CITI
NatWest Group PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.849%	(13,921)	(806)	(13,115)	CITI
Navient Corp. (D30)	06/20/24	0.250	%(Q)	4,000	1.685%	(34,784)	(806)	(33,978)	CITI
Newell Brands, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.964%	(16,768)	(806)	(15,962)	CITI
Nordstrom, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	1.117%	(20,592)	(806)	(19,786)	CITI
NRG Energy, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.941%	(16,201)	(806)	(15,395)	CITI
Occidental Petroleum Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.263%	844	(806)	1,650	CITI
Olin Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.540%	(6,143)	(806)	(5,337)	CITI
OneMain Finance Corp. (D30)	06/20/24	0.250	%(Q)	4,000	1.539%	(31,136)	(806)	(30,330)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    151

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Ovintiv, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.324%	$(695)	$(806)	$111	CITI
PulteGroup, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.268%	702	(806)	1,508	CITI
Renault S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.548%	(6,330)	(806)	(5,524)	CITI
Rexel S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.522%	(5,677)	(806)	(4,871)	CITI
Reynolds American, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.088%	5,258	(806)	6,064	CITI
Reynolds American, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.223%	1,849	(806)	2,655	CITI
Ryder System, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.167%	3,251	(806)	4,057	CITI
Schaeffler AG (D30)	06/20/24	0.250	%(Q)	4,000	0.973%	(17,003)	(806)	(16,197)	CITI
Sealed Air Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.553%	(6,473)	(806)	(5,667)	CITI
Societe Generale S.A. (D30)	06/20/24	0.250	%(Q)	4,000	0.775%	(12,063)	(806)	(11,257)	CITI
Southwest Airlines Co. (D30)	06/20/24	0.250	%(Q)	4,000	0.506%	(5,276)	(806)	(4,470)	CITI
Sprint Communications LLC (D30)	06/20/24	0.250	%(Q)	4,000	0.379%	(2,087)	(806)	(1,281)	CITI
Standard Chartered PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.664%	(9,272)	(806)	(8,466)	CITI
Stellantis NV (D30)	06/20/24	0.250	%(Q)	4,000	0.339%	(1,083)	(806)	(277)	CITI
TDC Holding A/S (D30)	06/20/24	0.250	%(Q)	4,000	0.197%	2,509	(806)	3,315	CITI
Teck Resources Ltd. (D30)	06/20/24	0.250	%(Q)	4,000	0.448%	(3,824)	(806)	(3,018)	CITI

See Notes to Financial Statements.

152

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Tenet Healthcare Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.618%	$(8,098)	$(806)	$(7,292)	CITI
Tesco PLC (D30)	06/20/24	0.250	%(Q)	4,000	0.170%	3,196	(806)	4,002	CITI
Tesla, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.589%	(7,380)	(806)	(6,574)	CITI
Teva Pharmaceutical Industries Ltd. (D30)	06/20/24	0.250	%(Q)	4,000	0.725%	(10,777)	(806)	(9,971)	CITI
thyssenkrupp AG (D30)	06/20/24	0.250	%(Q)	4,000	0.321%	(620)	(806)	186	CITI
Toll Brothers, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.373%	(1,945)	(806)	(1,139)	CITI
UniCredit SpA (D30)	06/20/24	0.250	%(Q)	4,000	1.159%	(21,698)	(806)	(20,892)	CITI
United Airlines Holdings, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	1.211%	(22,964)	(806)	(22,158)	CITI
United States Steel Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.445%	(3,746)	(806)	(2,940)	CITI
Univision Communications, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	1.731%	(35,906)	(806)	(35,100)	CITI
UPC Holding BV (D30)	06/20/24	0.250	%(Q)	4,000	1.130%	(20,935)	(806)	(20,129)	CITI
Valeo SE (D30)	06/20/24	0.250	%(Q)	4,000	0.847%	(13,843)	(806)	(13,037)	CITI
Valero Energy Corp. (D30)	06/20/24	0.250	%(Q)	4,000	0.168%	3,237	(806)	4,043	CITI
Verizon Communications, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.536%	(6,031)	(806)	(5,225)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    153

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Virgin Media Finance PLC (D30)	06/20/24	0.250	%(Q)	4,000	1.138%	$(21,123)	$(806)	$(20,317)	CITI
Williams Cos., Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.186%	2,784	(806)	3,590	CITI
Xerox Corp. (D30)	06/20/24	0.250	%(Q)	4,000	1.306%	(25,328)	(806)	(24,522)	CITI
Yum! Brands, Inc. (D30)	06/20/24	0.250	%(Q)	4,000	0.283%	334	(806)	1,140	CITI
Ziggo Bond Co. BV (D30)	06/20/24	0.250	%(Q)	4,000	1.108%	(20,368)	(806)	(19,562)	CITI
Adecco Group AG (D31)	12/20/24	0.250	%(Q)	5,000	0.335%	(3,261)	(1,362)	(1,899)	CITI
AES Corp. (The) (D31)	12/20/24	0.250	%(Q)	5,000	0.519%	(13,480)	(1,362)	(12,118)	CITI
Ally Financial, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	1.828%	(85,003)	(1,362)	(83,641)	CITI
Alstom S.A. (D31)	12/20/24	0.250	%(Q)	5,000	1.094%	(45,151)	(1,362)	(43,789)	CITI
American Axle & Manufacturing, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	1.666%	(76,316)	(1,362)	(74,954)	CITI
Amkor Technology, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.662%	(21,320)	(1,362)	(19,958)	CITI
Anglo American PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.394%	(6,537)	(1,362)	(5,175)	CITI
Anheuser-Busch InBev S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.282%	(309)	(1,362)	1,053	CITI
Apache Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.284%	(413)	(1,362)	949	CITI

See Notes to Financial Statements.

154

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
ArcelorMittal S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.595%	$(17,634)	$(1,362)	$(16,272)	CITI
Arrow Electronics, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.354%	(4,316)	(1,362)	(2,954)	CITI
Ashland LLC (D31)	12/20/24	0.250	%(Q)	5,000	0.493%	(12,001)	(1,362)	(10,639)	CITI
AT&T, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.646%	(20,479)	(1,362)	(19,117)	CITI
Avient Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.703%	(23,585)	(1,362)	(22,223)	CITI
Avnet, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.350%	(4,100)	(1,362)	(2,738)	CITI
Bayer AG (D31)	12/20/24	0.250	%(Q)	5,000	0.350%	(4,091)	(1,362)	(2,729)	CITI
Best Buy Co., Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.351%	(4,129)	(1,362)	(2,767)	CITI
Block Financial LLC (D31)	12/20/24	0.250	%(Q)	5,000	0.241%	1,934	(1,362)	3,296	CITI
Boeing Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.443%	(9,221)	(1,362)	(7,859)	CITI
Boyd Gaming Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.550%	(15,179)	(1,362)	(13,817)	CITI
British Telecommunications PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.290%	(758)	(1,362)	604	CITI
CCO Holdings LLC (D31)	12/20/24	0.250	%(Q)	5,000	0.918%	(35,404)	(1,362)	(34,042)	CITI
Centrica PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.241%	1,934	(1,362)	3,296	CITI
Cleveland-Cliffs, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.764%	(26,936)	(1,362)	(25,574)	CITI
CMA CGM S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.941%	(36,677)	(1,362)	(35,315)	CITI
CNH Industrial NV (D31)	12/20/24	0.250	%(Q)	5,000	0.483%	(11,473)	(1,362)	(10,111)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    155

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Darden Restaurants, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.224%	$2,922	$(1,362)	$4,284	CITI
Dell, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.216%	3,358	(1,362)	4,720	CITI
Devon Energy Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.388%	(6,200)	(1,362)	(4,838)	CITI
Dow Chemical Co. (The) (D31)	12/20/24	0.250	%(Q)	5,000	0.241%	1,949	(1,362)	3,311	CITI
DXC Technology Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.523%	(13,643)	(1,362)	(12,281)	CITI
Expedia Group, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.334%	(3,228)	(1,362)	(1,866)	CITI
Ford Motor Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.991%	(39,448)	(1,362)	(38,086)	CITI
Freeport-McMoRan, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.413%	(7,606)	(1,362)	(6,244)	CITI
General Electric Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.260%	875	(1,362)	2,237	CITI
General Motors Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.725%	(24,803)	(1,362)	(23,441)	CITI
GKN Holdings Ltd. (D31)	12/20/24	0.250	%(Q)	5,000	0.374%	(5,439)	(1,362)	(4,077)	CITI
Goodyear Tire & Rubber Co. (The) (D31)	12/20/24	0.250	%(Q)	5,000	0.960%	(37,746)	(1,362)	(36,384)	CITI
Halliburton Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.197%	4,428	(1,362)	5,790	CITI
Hapag-Lloyd AG (D31)	12/20/24	0.250	%(Q)	5,000	1.293%	(55,986)	(1,362)	(54,624)	CITI
HCA, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.364%	(4,850)	(1,362)	(3,488)	CITI

See Notes to Financial Statements.

156

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Holcim AG (D31)	12/20/24	0.250	%(Q)	5,000	0.331%	$(3,034)	$(1,362)	$(1,672)	CITI
Howmet Aerospace, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.411%	(7,467)	(1,362)	(6,105)	CITI
HP, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.298%	(1,224)	(1,362)	138	CITI
Iron Mountain, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.534%	(14,275)	(1,362)	(12,913)	CITI
ITV PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.432%	(8,636)	(1,362)	(7,274)	CITI
J Sainsbury PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.218%	3,219	(1,362)	4,581	CITI
KB Home (D31)	12/20/24	0.250	%(Q)	5,000	0.630%	(19,581)	(1,362)	(18,219)	CITI
Koninklijke KPN NV (D31)	12/20/24	0.250	%(Q)	5,000	0.147%	7,157	(1,362)	8,519	CITI
Koninklijke Philips NV (D31)	12/20/24	0.250	%(Q)	5,000	0.254%	1,215	(1,362)	2,577	CITI
Kraft Heinz Foods Co. (D31)	12/20/24	0.250	%(Q)	5,000	0.232%	2,465	(1,362)	3,827	CITI
Lamb Weston Holdings, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.479%	(11,223)	(1,362)	(9,861)	CITI
Lanxess AG (D31)	12/20/24	0.250	%(Q)	5,000	0.869%	(32,751)	(1,362)	(31,389)	CITI
Lennar Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.372%	(5,297)	(1,362)	(3,935)	CITI
Macy’s, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.768%	(27,173)	(1,362)	(25,811)	CITI
Marks & Spencer PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.371%	(5,274)	(1,362)	(3,912)	CITI
Marriott International, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.265%	624	(1,362)	1,986	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    157

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Matterhorn Telecom Holding S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.736%	$(25,441)	$(1,362)	$(24,079)	CITI
MDC Holdings, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.609%	(18,400)	(1,362)	(17,038)	CITI
Meritor, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.081%	10,882	(1,362)	12,244	CITI
Motorola Solutions, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.166%	6,127	(1,362)	7,489	CITI
Netflix, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.230%	2,542	(1,362)	3,904	CITI
New Albertsons, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.390%	(6,310)	(1,362)	(4,948)	CITI
Next PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.283%	(374)	(1,362)	988	CITI
Nokia OYJ (D31)	12/20/24	0.250	%(Q)	5,000	0.420%	(7,986)	(1,362)	(6,624)	CITI
Nordstrom, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	1.317%	(57,221)	(1,362)	(55,859)	CITI
NRG Energy, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	1.152%	(48,269)	(1,362)	(46,907)	CITI
Olin Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.568%	(16,120)	(1,362)	(14,758)	CITI
Oracle Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.297%	(1,139)	(1,362)	223	CITI
Paramount Global (D31)	12/20/24	0.250	%(Q)	5,000	0.759%	(26,682)	(1,362)	(25,320)	CITI
Pearson PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.187%	4,981	(1,362)	6,343	CITI
Petroleo Brasileiro S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.414%	(7,622)	(1,362)	(6,260)	CITI
Premier Foods Finance PLC (D31)	12/20/24	0.250	%(Q)	5,000	1.057%	(43,073)	(1,362)	(41,711)	CITI

See Notes to Financial Statements.

158

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Publicis Groupe S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.179%	$5,380	$(1,362)	$6,742	CITI
RELX PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.123%	8,536	(1,362)	9,898	CITI
Rexel S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.643%	(20,282)	(1,362)	(18,920)	CITI
SES S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.376%	(5,529)	(1,362)	(4,167)	CITI
Sherwin-Williams Co. (The) (D31)	12/20/24	0.250	%(Q)	5,000	0.268%	483	(1,362)	1,845	CITI
Sirius XM Radio, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.911%	(35,050)	(1,362)	(33,688)	CITI
Stora Enso OYJ (D31)	12/20/24	0.250	%(Q)	5,000	0.320%	(2,426)	(1,362)	(1,064)	CITI
Teck Resources Ltd. (D31)	12/20/24	0.250	%(Q)	5,000	0.526%	(13,824)	(1,362)	(12,462)	CITI
Telecom Italia SpA (D31)	12/20/24	0.250	%(Q)	5,000	1.247%	(53,422)	(1,362)	(52,060)	CITI
Telefonaktiebolaget LM Ericsson (D31)	12/20/24	0.250	%(Q)	5,000	0.573%	(16,453)	(1,362)	(15,091)	CITI
Telefonica S.A. (D31)	12/20/24	0.250	%(Q)	5,000	0.350%	(4,112)	(1,362)	(2,750)	CITI
Tenet Healthcare Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.821%	(30,119)	(1,362)	(28,757)	CITI
Tesco PLC (D31)	12/20/24	0.250	%(Q)	5,000	0.225%	2,826	(1,362)	4,188	CITI
Tesla, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.630%	(19,575)	(1,362)	(18,213)	CITI
Teva Pharmaceutical Industries Ltd. (D31)	12/20/24	0.250	%(Q)	5,000	1.296%	(56,206)	(1,362)	(54,844)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    159

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
T-Mobile USA, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.455%	$(9,879)	$(1,362)	$(8,517)	CITI
Unisys Corp. (D31)	12/20/24	0.250	%(Q)	5,000	6.957%	(349,382)	(1,362)	(348,020)	CITI
United Rentals North America, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.392%	(6,422)	(1,362)	(5,060)	CITI
Universal Health Services, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.434%	(8,736)	(1,362)	(7,374)	CITI
Univision Communications, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	1.880%	(87,707)	(1,362)	(86,345)	CITI
UPC Holding BV (D31)	12/20/24	0.250	%(Q)	5,000	1.468%	(65,533)	(1,362)	(64,171)	CITI
Verizon Communications, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.684%	(22,574)	(1,362)	(21,212)	CITI
Virgin Media Finance PLC (D31)	12/20/24	0.250	%(Q)	5,000	1.419%	(62,846)	(1,362)	(61,484)	CITI
Whirlpool Corp. (D31)	12/20/24	0.250	%(Q)	5,000	0.469%	(10,667)	(1,362)	(9,305)	CITI
WPP Ltd. (D31)	12/20/24	0.250	%(Q)	5,000	0.326%	(2,753)	(1,362)	(1,391)	CITI
Xerox Corp. (D31)	12/20/24	0.250	%(Q)	5,000	1.718%	(79,142)	(1,362)	(77,780)	CITI
Yum! Brands, Inc. (D31)	12/20/24	0.250	%(Q)	5,000	0.345%	(3,793)	(1,362)	(2,431)	CITI
Ally Financial, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.393%	(6,362)	(314)	(6,048)	CITI
Altice Finco S.A. (D32)	12/20/23	0.250	%(Q)	5,000	3.692%	(22,033)	(314)	(21,719)	CITI

See Notes to Financial Statements.

160

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Altice France S.A. (D32)	12/20/23	0.250	%(Q)	5,000	4.478%	$(27,374)	$(314)	$(27,060)	CITI
American Axle & Manufacturing, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.119%	(4,490)	(314)	(4,176)	CITI
Amkor Technology, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.654%	(1,307)	(314)	(993)	CITI
Anglo American PLC (D32)	12/20/23	0.250	%(Q)	5,000	0.299%	1,124	(314)	1,438	CITI
Anywhere Real Estate Group LLC (D32)	12/20/23	0.250	%(Q)	5,000	8.423%	(54,028)	(314)	(53,714)	CITI
Apache Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.254%	1,429	(314)	1,743	CITI
Aramark Services, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.416%	318	(314)	632	CITI
ArcelorMittal S.A. (D32)	12/20/23	0.250	%(Q)	5,000	0.456%	47	(314)	361	CITI
AT&T, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.502%	(267)	(314)	47	CITI
Avient Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.634%	(1,169)	(314)	(855)	CITI
Avis Budget Group, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.777%	(2,150)	(314)	(1,836)	CITI
Bank of America Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.501%	(265)	(314)	49	CITI
Bath & Body Works, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.722%	(1,774)	(314)	(1,460)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    161

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Beazer Homes USA, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.495%	$(220)	$(314)	$94	CITI
Boeing Co. (D32)	12/20/23	0.250	%(Q)	5,000	0.415%	325	(314)	639	CITI
Bombardier, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.565%	(7,539)	(314)	(7,225)	CITI
Calpine Corp. (D32)	12/20/23	0.250	%(Q)	5,000	1.658%	(8,173)	(314)	(7,859)	CITI
CCO Holdings LLC (D32)	12/20/23	0.250	%(Q)	5,000	0.850%	(2,652)	(314)	(2,338)	CITI
CMA CGM S.A. (D32)	12/20/23	0.250	%(Q)	5,000	0.880%	(2,858)	(314)	(2,544)	CITI
Constellium SE (D32)	12/20/23	0.250	%(Q)	5,000	1.335%	(5,969)	(314)	(5,655)	CITI
CSC Holdings LLC (D32)	12/20/23	0.250	%(Q)	5,000	6.974%	(44,340)	(314)	(44,026)	CITI
Dell, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.160%	2,077	(314)	2,391	CITI
Delta Air Lines, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.566%	(705)	(314)	(391)	CITI
Devon Energy Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.321%	973	(314)	1,287	CITI
DISH DBS Corp. (D32)	12/20/23	0.250	%(Q)	5,000	6.339%	(40,022)	(314)	(39,708)	CITI
Domtar Corp. (D32)	12/20/23	0.250	%(Q)	5,000	3.824%	(22,928)	(314)	(22,614)	CITI
Enbridge, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.292%	1,170	(314)	1,484	CITI
Energy Transfer LP (D32)	12/20/23	0.250	%(Q)	5,000	0.318%	991	(314)	1,305	CITI

See Notes to Financial Statements.

162

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Expedia Group, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.268%	$1,337	$(314)	$1,651	CITI
Freeport-McMoRan, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.284%	1,224	(314)	1,538	CITI
Gap, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.949%	(3,327)	(314)	(3,013)	CITI
Genworth Holdings, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.447%	106	(314)	420	CITI
Goldman Sachs Group, Inc. (The) (D32)	12/20/23	0.250	%(Q)	5,000	0.472%	(61)	(314)	253	CITI
Halliburton Co. (D32)	12/20/23	0.250	%(Q)	5,000	0.102%	2,472	(314)	2,786	CITI
HCA, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.195%	1,835	(314)	2,149	CITI
Hess Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.120%	2,350	(314)	2,664	CITI
Host Hotels & Resorts LP (D32)	12/20/23	0.250	%(Q)	5,000	0.313%	1,024	(314)	1,338	CITI
Howmet Aerospace, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.362%	690	(314)	1,004	CITI
HP, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.250%	1,460	(314)	1,774	CITI
International Game Technology PLC (D32)	12/20/23	0.250	%(Q)	5,000	0.344%	817	(314)	1,131	CITI
iStar, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.611%	(1,018)	(314)	(704)	CITI
Jaguar Land Rover Automotive PLC (D32)	12/20/23	0.250	%(Q)	5,000	0.962%	(3,414)	(314)	(3,100)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    163

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
JPMorgan Chase & Co. (D32)	12/20/23	0.250	%(Q)	5,000	0.299%	$1,122	$(314)	$1,436	CITI
KB Home (D32)	12/20/23	0.250	%(Q)	5,000	0.466%	(20)	(314)	294	CITI
Kohl’s Corp. (D32)	12/20/23	0.250	%(Q)	5,000	1.030%	(3,880)	(314)	(3,566)	CITI
Ladbrokes Coral Group Ltd. (D32)	12/20/23	0.250	%(Q)	5,000	0.493%	(207)	(314)	107	CITI
Lennar Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.303%	1,091	(314)	1,405	CITI
Liberty Interactive LLC (D32)	12/20/23	0.250	%(Q)	5,000	18.822%	(124,026)	(314)	(123,712)	CITI
Lumen Technologies, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	12.259%	(80,034)	(314)	(79,720)	CITI
Macy’s, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.715%	(1,729)	(314)	(1,415)	CITI
Marriott International, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.242%	1,510	(314)	1,824	CITI
MDC Holdings, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.448%	103	(314)	417	CITI
MGIC Investment Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.241%	1,517	(314)	1,831	CITI
MGM Resorts International (D32)	12/20/23	0.250	%(Q)	5,000	0.619%	(1,069)	(314)	(755)	CITI
Morgan Stanley (D32)	12/20/23	0.250	%(Q)	5,000	0.414%	331	(314)	645	CITI
Nabors Industries, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.855%	(9,519)	(314)	(9,205)	CITI

See Notes to Financial Statements.

164

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Navient Corp. (D32)	12/20/23	0.250	%(Q)	5,000	1.207%	$(5,093)	$(314)	$(4,779)	CITI
Netflix, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.148%	2,158	(314)	2,472	CITI
New Albertsons, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.292%	1,172	(314)	1,486	CITI
Newell Brands, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.859%	(2,709)	(314)	(2,395)	CITI
Nokia OYJ (D32)	12/20/23	0.250	%(Q)	5,000	0.384%	537	(314)	851	CITI
Nordstrom, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.137%	(4,617)	(314)	(4,303)	CITI
Occidental Petroleum Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.236%	1,553	(314)	1,867	CITI
Olin Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.575%	(768)	(314)	(454)	CITI
OneMain Finance Corp. (D32)	12/20/23	0.250	%(Q)	5,000	1.216%	(5,154)	(314)	(4,840)	CITI
Ovintiv, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.300%	1,113	(314)	1,427	CITI
Pactiv LLC (D32)	12/20/23	0.250	%(Q)	5,000	0.776%	(2,144)	(314)	(1,830)	CITI
Petroleos Mexicanos (D32)	12/20/23	0.250	%(Q)	5,000	1.779%	(9,005)	(314)	(8,691)	CITI
PulteGroup, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.264%	1,358	(314)	1,672	CITI
Radian Group, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.339%	845	(314)	1,159	CITI
Rolls-Royce Holdings PLC (D32)	12/20/23	0.250	%(Q)	5,000	0.517%	(372)	(314)	(58)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    165

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Ryder System, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.150%	$2,140	$(314)	$2,454	CITI
Safeway, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.215%	1,700	(314)	2,014	CITI
Schaeffler AG (D32)	12/20/23	0.250	%(Q)	5,000	0.985%	(3,576)	(314)	(3,262)	CITI
Sealed Air Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.559%	(657)	(314)	(343)	CITI
Simon Property Group LP (D32)	12/20/23	0.250	%(Q)	5,000	0.246%	1,487	(314)	1,801	CITI
Sprint Communications LLC (D32)	12/20/23	0.250	%(Q)	5,000	0.347%	795	(314)	1,109	CITI
Stonegate Pub Co. Financing PLC (D32)	12/20/23	0.250	%(Q)	5,000	0.581%	(811)	(314)	(497)	CITI
Teck Resources Ltd. (D32)	12/20/23	0.250	%(Q)	5,000	0.335%	874	(314)	1,188	CITI
TEGNA, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.799%	(2,303)	(314)	(1,989)	CITI
Tenet Healthcare Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.531%	(467)	(314)	(153)	CITI
Tesla, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.500%	(253)	(314)	61	CITI
Teva Pharmaceutical Industries Ltd. (D32)	12/20/23	0.250	%(Q)	5,000	0.622%	(1,089)	(314)	(775)	CITI
T-Mobile USA, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.361%	698	(314)	1,012	CITI
Toll Brothers, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.304%	1,085	(314)	1,399	CITI

See Notes to Financial Statements.

166

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Transocean, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.909%	$(9,897)	$(314)	$(9,583)	CITI
United Airlines Holdings, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.079%	(4,216)	(314)	(3,902)	CITI
United Group BV (D32)	12/20/23	0.250	%(Q)	5,000	1.650%	(8,122)	(314)	(7,808)	CITI
United Rentals North America, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.291%	1,178	(314)	1,492	CITI
United States Steel Corp. (D32)	12/20/23	0.250	%(Q)	5,000	0.446%	116	(314)	430	CITI
Univision Communications, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	1.735%	(8,700)	(314)	(8,386)	CITI
UPC Holding BV (D32)	12/20/23	0.250	%(Q)	5,000	1.024%	(3,841)	(314)	(3,527)	CITI
Valeo SE (D32)	12/20/23	0.250	%(Q)	5,000	0.763%	(2,053)	(314)	(1,739)	CITI
Verizon Communications, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.492%	(200)	(314)	114	CITI
Virgin Media Finance PLC (D32)	12/20/23	0.250	%(Q)	5,000	1.123%	(4,518)	(314)	(4,204)	CITI
Wells Fargo &Co. (D32)	12/20/23	0.250	%(Q)	5,000	0.355%	737	(314)	1,051	CITI
Yum! Brands, Inc. (D32)	12/20/23	0.250	%(Q)	5,000	0.258%	1,401	(314)	1,715	CITI
Ziggo Bond Co. BV (D32)	12/20/23	0.250	%(Q)	5,000	1.050%	(4,015)	(314)	(3,701)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    167

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
ADT Security Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.548%	$(6,329)	$(806)	$(5,523)	CITI
AES Corp. (The) (D33)	06/20/24	0.250	%(Q)	4,000	0.340%	(1,109)	(806)	(303)	CITI
Airbus SE (D33)	06/20/24	0.250	%(Q)	4,000	0.239%	1,451	(806)	2,257	CITI
Ally Financial, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	1.473%	(29,478)	(806)	(28,672)	CITI
Altice France S.A. (D33)	06/20/24	0.250	%(Q)	4,000	4.934%	(114,137)	(806)	(113,331)	CITI
Altria Group, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.132%	4,153	(806)	4,959	CITI
American Axle & Manufacturing, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	1.197%	(22,606)	(806)	(21,800)	CITI
Amkor Technology, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.522%	(5,687)	(806)	(4,881)	CITI
Anglo American PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.324%	(693)	(806)	113	CITI
Anheuser-Busch InBev S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.218%	1,970	(806)	2,776	CITI
Apache Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.252%	1,114	(806)	1,920	CITI
ArcelorMittal S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.478%	(4,583)	(806)	(3,777)	CITI
Arrow Electronics, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.289%	170	(806)	976	CITI
AT&T, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.544%	(6,236)	(806)	(5,430)	CITI
Avient Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.631%	(8,417)	(806)	(7,611)	CITI

See Notes to Financial Statements.

168

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Avis Budget Group, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.912%	$(15,469)	$(806)	$(14,663)	CITI
Avnet, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.260%	920	(806)	1,726	CITI
Banco Bilbao Vizcaya Argentaria S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.802%	(12,742)	(806)	(11,936)	CITI
Banco Santander S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.743%	(11,253)	(806)	(10,447)	CITI
Barclays Bank PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.944%	(16,291)	(806)	(15,485)	CITI
Barclays Bank PLC (D33)	06/20/24	0.250	%(Q)	4,000	1.155%	(21,586)	(806)	(20,780)	CITI
Beazer Homes USA, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.693%	(9,990)	(806)	(9,184)	CITI
BNP Paribas S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.563%	(6,711)	(806)	(5,905)	CITI
Boeing Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.402%	(2,669)	(806)	(1,863)	CITI
British Telecommunications PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.247%	1,237	(806)	2,043	CITI
Calpine Corp. (D33)	06/20/24	0.250	%(Q)	4,000	1.761%	(36,661)	(806)	(35,855)	CITI
Canadian Natural Resources Ltd. (D33)	06/20/24	0.250	%(Q)	4,000	0.132%	4,153	(806)	4,959	CITI
CCO Holdings LLC (D33)	06/20/24	0.250	%(Q)	4,000	0.837%	(13,586)	(806)	(12,780)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    169

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Cellnex Telecom S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.420%	$(3,124)	$(806)	$(2,318)	CITI
CMA CGM S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.886%	(14,832)	(806)	(14,026)	CITI
Constellium SE (D33)	06/20/24	0.250	%(Q)	4,000	1.385%	(27,294)	(806)	(26,488)	CITI
CSC Holdings LLC (D33)	06/20/24	0.250	%(Q)	4,000	7.337%	(172,552)	(806)	(171,746)	CITI
DaVita, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.977%	(17,103)	(806)	(16,297)	CITI
Dell, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.177%	3,000	(806)	3,806	CITI
Delta Air Lines, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.623%	(8,212)	(806)	(7,406)	CITI
Deutsche Lufthansa AG (D33)	06/20/24	0.250	%(Q)	4,000	0.713%	(10,489)	(806)	(9,683)	CITI
Devon Energy Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.346%	(1,246)	(806)	(440)	CITI
Dow Chemical Co. (The) (D33)	06/20/24	0.250	%(Q)	4,000	0.184%	2,831	(806)	3,637	CITI
Elo S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.391%	(2,387)	(806)	(1,581)	CITI
Enbridge, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.313%	(425)	(806)	381	CITI
Energy Transfer LP (D33)	06/20/24	0.250	%(Q)	4,000	0.317%	(534)	(806)	272	CITI
Expedia Group, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.285%	276	(806)	1,082	CITI
Ford Motor Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.856%	(14,060)	(806)	(13,254)	CITI
Ford Motor Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.863%	(14,255)	(806)	(13,449)	CITI

See Notes to Financial Statements.

170

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Freeport-McMoRan, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.341%	$(1,117)	$(806)	$(311)	CITI
Gap, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.996%	(17,563)	(806)	(16,757)	CITI
General Electric Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.209%	2,193	(806)	2,999	CITI
General Motors Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.597%	(7,561)	(806)	(6,755)	CITI
Glencore International AG (D33)	06/20/24	0.250	%(Q)	4,000	0.500%	(5,133)	(806)	(4,327)	CITI
Goldman Sachs Group, Inc. (The) (D33)	06/20/24	0.250	%(Q)	4,000	0.483%	(4,711)	(806)	(3,905)	CITI
Goodyear Tire & Rubber Co. (The) (D33)	06/20/24	0.250	%(Q)	4,000	0.770%	(11,902)	(806)	(11,096)	CITI
Halliburton Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.166%	3,285	(806)	4,091	CITI
Hapag-Lloyd AG (D33)	06/20/24	0.250	%(Q)	4,000	0.990%	(17,414)	(806)	(16,608)	CITI
HCA, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.253%	1,099	(806)	1,905	CITI
Hess Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.138%	3,996	(806)	4,802	CITI
Hochtief AG (D33)	06/20/24	0.250	%(Q)	4,000	0.485%	(4,747)	(806)	(3,941)	CITI
Host Hotels & Resorts LP (D33)	06/20/24	0.250	%(Q)	4,000	0.358%	(1,569)	(806)	(763)	CITI
HP, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.260%	910	(806)	1,716	CITI
ING Groep NV (D33)	06/20/24	0.250	%(Q)	4,000	0.508%	(5,349)	(806)	(4,543)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    171

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
International Game Technology PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.354%	$(1,460)	$(806)	$(654)	CITI
iStar, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.567%	(6,823)	(806)	(6,017)	CITI
KB Home (D33)	06/20/24	0.250	%(Q)	4,000	0.463%	(4,210)	(806)	(3,404)	CITI
Kohl’s Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.947%	(16,348)	(806)	(15,542)	CITI
Kraft Heinz Foods Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.193%	2,602	(806)	3,408	CITI
Ladbrokes Coral Group Ltd. (D33)	06/20/24	0.250	%(Q)	4,000	0.794%	(12,528)	(806)	(11,722)	CITI
Lennar Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.308%	(301)	(806)	505	CITI
Leonardo SpA (D33)	06/20/24	0.250	%(Q)	4,000	0.223%	1,845	(806)	2,651	CITI
Lloyds Banking Group PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.693%	(10,002)	(806)	(9,196)	CITI
Louis Dreyfus Co. BV (D33)	06/20/24	0.250	%(Q)	4,000	0.542%	(6,198)	(806)	(5,392)	CITI
Lumen Technologies, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	12.889%	(302,979)	(806)	(302,173)	CITI
Macy’s, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.688%	(9,867)	(806)	(9,061)	CITI
Marriott International, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.244%	1,310	(806)	2,116	CITI
Matterhorn Telecom Holding S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.639%	(8,615)	(806)	(7,809)	CITI

See Notes to Financial Statements.

172

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
MDC Holdings, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.470%	$(4,367)	$(806)	$(3,561)	CITI
MGIC Investment Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.298%	(57)	(806)	749	CITI
MGM Resorts International (D33)	06/20/24	0.250	%(Q)	4,000	0.653%	(8,978)	(806)	(8,172)	CITI
Nabors Industries, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	1.851%	(38,879)	(806)	(38,073)	CITI
NatWest Group PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.849%	(13,921)	(806)	(13,115)	CITI
Navient Corp. (D33)	06/20/24	0.250	%(Q)	4,000	1.685%	(34,784)	(806)	(33,978)	CITI
Netflix, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.200%	2,424	(806)	3,230	CITI
Newell Brands, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.964%	(16,768)	(806)	(15,962)	CITI
Nordstrom, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	1.117%	(20,592)	(806)	(19,786)	CITI
NOVA Chemicals Corp. (D33)	06/20/24	0.250	%(Q)	4,000	1.492%	(29,966)	(806)	(29,160)	CITI
NRG Energy, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.941%	(16,201)	(806)	(15,395)	CITI
Occidental Petroleum Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.263%	844	(806)	1,650	CITI
Olin Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.540%	(6,143)	(806)	(5,337)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    173

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
OneMain Finance Corp. (D33)	06/20/24	0.250	%(Q)	4,000	1.539%	$(31,136)	$(806)	$(30,330)	CITI
Ovintiv, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.324%	(695)	(806)	111	CITI
PulteGroup, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.268%	702	(806)	1,508	CITI
Radian Group, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.510%	(5,381)	(806)	(4,575)	CITI
Renault S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.548%	(6,330)	(806)	(5,524)	CITI
Rexel S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.522%	(5,677)	(806)	(4,871)	CITI
Reynolds American, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.223%	1,849	(806)	2,655	CITI
Ryder System, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.167%	3,251	(806)	4,057	CITI
Safeway, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.255%	1,028	(806)	1,834	CITI
Sealed Air Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.553%	(6,473)	(806)	(5,667)	CITI
Sirius XM Radio, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.750%	(11,407)	(806)	(10,601)	CITI
Societe Generale S.A. (D33)	06/20/24	0.250	%(Q)	4,000	0.775%	(12,063)	(806)	(11,257)	CITI
Southwest Airlines Co. (D33)	06/20/24	0.250	%(Q)	4,000	0.506%	(5,276)	(806)	(4,470)	CITI
Standard Chartered PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.664%	(9,272)	(806)	(8,466)	CITI
Stellantis NV (D33)	06/20/24	0.250	%(Q)	4,000	0.339%	(1,083)	(806)	(277)	CITI

See Notes to Financial Statements.

174

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Stena AB (D33)	06/20/24	0.250	%(Q)	4,000	0.586%	$(7,290)	$(806)	$(6,484)	CITI
TechnipFMC PLC (D33)	06/20/24	0.250	%(Q)	4,000	1.118%	(20,614)	(806)	(19,808)	CITI
Teck Resources Ltd. (D33)	06/20/24	0.250	%(Q)	4,000	0.448%	(3,824)	(806)	(3,018)	CITI
Tenet Healthcare Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.618%	(8,098)	(806)	(7,292)	CITI
Tesco PLC (D33)	06/20/24	0.250	%(Q)	4,000	0.170%	3,196	(806)	4,002	CITI
Tesla, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.589%	(7,380)	(806)	(6,574)	CITI
Teva Pharmaceutical Industries Ltd. (D33)	06/20/24	0.250	%(Q)	4,000	0.725%	(10,777)	(806)	(9,971)	CITI
T-Mobile USA, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.393%	(2,446)	(806)	(1,640)	CITI
Toll Brothers, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.373%	(1,945)	(806)	(1,139)	CITI
TransDigm, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.586%	(7,300)	(806)	(6,494)	CITI
UniCredit SpA (D33)	06/20/24	0.250	%(Q)	4,000	1.159%	(21,698)	(806)	(20,892)	CITI
United Airlines Holdings, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	1.211%	(22,964)	(806)	(22,158)	CITI
United Rentals North America, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.312%	(407)	(806)	399	CITI
United States Steel Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.445%	(3,746)	(806)	(2,940)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    175

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Univision Communications, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	1.731%	$(35,906)	$(806)	$(35,100)	CITI
UPC Holding BV (D33)	06/20/24	0.250	%(Q)	4,000	1.130%	(20,935)	(806)	(20,129)	CITI
Valero Energy Corp. (D33)	06/20/24	0.250	%(Q)	4,000	0.168%	3,237	(806)	4,043	CITI
Verizon Communications, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.536%	(6,031)	(806)	(5,225)	CITI
Virgin Media Finance PLC (D33)	06/20/24	0.250	%(Q)	4,000	1.138%	(21,123)	(806)	(20,317)	CITI
Vistra Energy Corp. (D33)	06/20/24	0.250	%(Q)	4,000	1.192%	(22,467)	(806)	(21,661)	CITI
Xerox Corp. (D33)	06/20/24	0.250	%(Q)	4,000	1.306%	(25,328)	(806)	(24,522)	CITI
Yum! Brands, Inc. (D33)	06/20/24	0.250	%(Q)	4,000	0.283%	334	(806)	1,140	CITI
Ziggo Bond Co. BV (D33)	06/20/24	0.250	%(Q)	4,000	1.108%	(20,368)	(806)	(19,562)	CITI
Zurich Versicherungs-Gesellschaft AG (D33)	06/20/24	0.250	%(Q)	4,000	0.484%	(4,725)	(806)	(3,919)	CITI
Advanced Micro Devices, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.243%	2,344	(318)	2,662	CITI
Altice Finco S.A. (D34)	12/20/24	0.250	%(Q)	6,316	3.955%	(249,392)	(318)	(249,074)	CITI
Altice France S.A. (D34)	12/20/24	0.250	%(Q)	6,316	7.320%	(468,106)	(318)	(467,788)	CITI
American Express Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.207%	4,847	(318)	5,165	CITI

See Notes to Financial Statements.

176

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Anglo American PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.394%	$(8,258)	$(318)	$(7,940)	CITI
ArcelorMittal S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.595%	(22,275)	(318)	(21,957)	CITI
Ardagh Packaging Finance PLC (D34)	12/20/24	0.250	%(Q)	6,316	7.390%	(469,210)	(318)	(468,892)	CITI
AT&T, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.646%	(25,868)	(318)	(25,550)	CITI
Avis Budget Group, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	1.159%	(61,450)	(318)	(61,132)	CITI
Ball Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.493%	(15,189)	(318)	(14,871)	CITI
Bank of America Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.631%	(24,802)	(318)	(24,484)	CITI
Barclays Bank PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.774%	(34,739)	(318)	(34,421)	CITI
Berkshire Hathaway, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.081%	13,686	(318)	14,004	CITI
BNP Paribas S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.662%	(26,993)	(318)	(26,675)	CITI
British Telecommunications PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.290%	(959)	(318)	(641)	CITI
CCO Holdings LLC (D34)	12/20/24	0.250	%(Q)	6,316	0.918%	(44,721)	(318)	(44,403)	CITI
Cellnex Telecom S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.434%	(11,064)	(318)	(10,746)	CITI
Cisco Systems, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.089%	13,170	(318)	13,488	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    177

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
CMA CGM S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.941%	$(46,329)	$(318)	$(46,011)	CITI
Comcast Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.224%	3,695	(318)	4,013	CITI
Commerzbank AG (D34)	12/20/24	0.250	%(Q)	6,316	0.462%	(13,005)	(318)	(12,687)	CITI
Constellium SE (D34)	12/20/24	0.250	%(Q)	6,316	1.593%	(91,308)	(318)	(90,990)	CITI
Continental AG (D34)	12/20/24	0.250	%(Q)	6,316	0.403%	(8,905)	(318)	(8,587)	CITI
Cox Communications, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.214%	4,341	(318)	4,659	CITI
Dell, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.216%	4,242	(318)	4,560	CITI
Deutsche Lufthansa AG (D34)	12/20/24	0.250	%(Q)	6,316	0.809%	(37,205)	(318)	(36,887)	CITI
Devon Energy Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.388%	(7,833)	(318)	(7,515)	CITI
Elis S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.357%	(5,666)	(318)	(5,348)	CITI
Elo S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.556%	(19,549)	(318)	(19,231)	CITI
Expedia Group, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.334%	(4,078)	(318)	(3,760)	CITI
Faurecia SE (D34)	12/20/24	0.250	%(Q)	6,316	1.366%	(75,710)	(318)	(75,392)	CITI
Ford Motor Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.991%	(49,830)	(318)	(49,512)	CITI
Ford Motor Co. (D34)	12/20/24	0.250	%(Q)	6,316	1.013%	(51,312)	(318)	(50,994)	CITI
General Electric Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.260%	1,105	(318)	1,423	CITI
General Motors Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.725%	(31,331)	(318)	(31,013)	CITI

See Notes to Financial Statements.

178

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Genworth Holdings, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.530%	$(17,767)	$(318)	$(17,449)	CITI
GKN Holdings Ltd. (D34)	12/20/24	0.250	%(Q)	6,316	0.374%	(6,871)	(318)	(6,553)	CITI
Glencore International AG (D34)	12/20/24	0.250	%(Q)	6,316	0.520%	(17,061)	(318)	(16,743)	CITI
Goldman Sachs Group, Inc. (The) (D34)	12/20/24	0.250	%(Q)	6,316	0.564%	(20,105)	(318)	(19,787)	CITI
Goodyear Tire & Rubber Co. (The) (D34)	12/20/24	0.250	%(Q)	6,316	0.960%	(47,680)	(318)	(47,362)	CITI
Hapag-Lloyd AG (D34)	12/20/24	0.250	%(Q)	6,316	1.293%	(70,719)	(318)	(70,401)	CITI
HCA, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.364%	(6,126)	(318)	(5,808)	CITI
HeidelbergCement AG (D34)	12/20/24	0.250	%(Q)	6,316	0.444%	(11,779)	(318)	(11,461)	CITI
HP, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.298%	(1,547)	(318)	(1,229)	CITI
INEOS Group Holdings S.A. (D34)	12/20/24	0.250	%(Q)	6,316	1.067%	(55,107)	(318)	(54,789)	CITI
International Business Machines Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.165%	7,821	(318)	8,139	CITI
ITV PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.432%	(10,909)	(318)	(10,591)	CITI
J Sainsbury PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.218%	4,066	(318)	4,384	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    179

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Jaguar Land Rover Automotive PLC (D34)	12/20/24	0.250	%(Q)	6,316	1.507%	$(85,385)	$(318)	$(85,067)	CITI
JPMorgan Chase & Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.385%	(7,603)	(318)	(7,285)	CITI
Koninklijke KPN NV (D34)	12/20/24	0.250	%(Q)	6,316	0.147%	9,040	(318)	9,358	CITI
Kraft Heinz Foods Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.232%	3,114	(318)	3,432	CITI
Marks & Spencer PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.371%	(6,662)	(318)	(6,344)	CITI
Marriott International, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.265%	788	(318)	1,106	CITI
McDonald’s Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.134%	9,952	(318)	10,270	CITI
MGIC Investment Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.415%	(9,744)	(318)	(9,426)	CITI
Monitchem Holdco 3 S.A. (D34)	12/20/24	0.250	%(Q)	6,316	2.334%	(141,910)	(318)	(141,592)	CITI
Morgan Stanley (D34)	12/20/24	0.250	%(Q)	6,316	0.494%	(15,239)	(318)	(14,921)	CITI
Naturgy Energy Group S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.445%	(11,818)	(318)	(11,500)	CITI
NatWest Group PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.991%	(49,924)	(318)	(49,606)	CITI
Netflix, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.230%	3,211	(318)	3,529	CITI

See Notes to Financial Statements.

180

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Next PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.283%	$(473)	$(318)	$(155)	CITI
Olin Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.568%	(20,363)	(318)	(20,045)	CITI
Paramount Global (D34)	12/20/24	0.250	%(Q)	6,316	0.759%	(33,704)	(318)	(33,386)	CITI
Pfizer, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.119%	11,030	(318)	11,348	CITI
Picard Bondco S.A. (D34)	12/20/24	0.250	%(Q)	6,316	1.607%	(92,235)	(318)	(91,917)	CITI
Premier Foods Finance PLC (D34)	12/20/24	0.250	%(Q)	6,316	1.057%	(54,409)	(318)	(54,091)	CITI
Radian Group, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.742%	(32,582)	(318)	(32,264)	CITI
Renault S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.648%	(25,959)	(318)	(25,641)	CITI
Reynolds American, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.303%	(1,890)	(318)	(1,572)	CITI
Rolls-Royce Holdings PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.784%	(35,469)	(318)	(35,151)	CITI
Schaeffler AG (D34)	12/20/24	0.250	%(Q)	6,316	1.131%	(59,518)	(318)	(59,200)	CITI
Sealed Air Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.663%	(27,005)	(318)	(26,687)	CITI
Societe Generale S.A. (D34)	12/20/24	0.250	%(Q)	6,316	0.911%	(44,348)	(318)	(44,030)	CITI
Sprint Communications LLC (D34)	12/20/24	0.250	%(Q)	6,316	0.445%	(11,831)	(318)	(11,513)	CITI
Stellantis NV (D34)	12/20/24	0.250	%(Q)	6,316	0.419%	(10,019)	(318)	(9,701)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    181

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
TDC Holding A/S (D34)	12/20/24	0.250	%(Q)	6,316	0.307%	$(2,144)	$(318)	$(1,826)	CITI
Tenet Healthcare Corp. (D34)	12/20/24	0.250	%(Q)	6,316	0.821%	(38,046)	(318)	(37,728)	CITI
Tesco PLC (D34)	12/20/24	0.250	%(Q)	6,316	0.225%	3,569	(318)	3,887	CITI
Tesla, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.630%	(24,727)	(318)	(24,409)	CITI
thyssenkrupp AG (D34)	12/20/24	0.250	%(Q)	6,316	0.475%	(13,952)	(318)	(13,634)	CITI
T-Mobile USA, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.455%	(12,479)	(318)	(12,161)	CITI
TUI AG (D34)	12/20/24	0.250	%(Q)	6,316	3.219%	(201,933)	(318)	(201,615)	CITI
Unibail-Rodamco-Westfield SE (D34)	12/20/24	0.250	%(Q)	6,316	0.728%	(31,554)	(318)	(31,236)	CITI
UniCredit SpA (D34)	12/20/24	0.250	%(Q)	6,316	1.377%	(76,670)	(318)	(76,352)	CITI
UPC Holding BV (D34)	12/20/24	0.250	%(Q)	6,316	1.468%	(82,779)	(318)	(82,461)	CITI
Valeo SE (D34)	12/20/24	0.250	%(Q)	6,316	1.009%	(51,092)	(318)	(50,774)	CITI
Verisure Holding AB (D34)	12/20/24	0.250	%(Q)	6,316	1.813%	(106,712)	(318)	(106,394)	CITI
Verizon Communications, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.684%	(28,516)	(318)	(28,198)	CITI
Virgin Media Finance PLC (D34)	12/20/24	0.250	%(Q)	6,316	1.419%	(79,385)	(318)	(79,067)	CITI
Volkswagen International Finance N.V. (D34)	12/20/24	0.250	%(Q)	6,316	0.619%	(23,976)	(318)	(23,658)	CITI
Volvo AB (D34)	12/20/24	0.250	%(Q)	6,316	0.743%	(32,631)	(318)	(32,313)	CITI

See Notes to Financial Statements.

182

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Walt Disney Co. (The) (D34)	12/20/24	0.250	%(Q)	6,316	0.276%	$(11)	$(318)	$307	CITI
Wells Fargo & Co. (D34)	12/20/24	0.250	%(Q)	6,316	0.486%	(14,674)	(318)	(14,356)	CITI
Yum! Brands, Inc. (D34)	12/20/24	0.250	%(Q)	6,316	0.345%	(4,791)	(318)	(4,473)	CITI
Ally Financial, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	1.473%	(110,543)	(595)	(109,948)	CITI
Altice Finco S.A. (D35)	06/20/24	0.250	%(Q)	15,000	3.738%	(319,483)	(595)	(318,888)	CITI
Altice France S.A. (D35)	06/20/24	0.250	%(Q)	15,000	4.934%	(428,011)	(595)	(427,416)	CITI
American Axle & Manufacturing, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	1.197%	(84,771)	(595)	(84,176)	CITI
Amkor Technology, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.522%	(21,326)	(595)	(20,731)	CITI
Anglo American PLC (D35)	06/20/24	0.250	%(Q)	15,000	0.324%	(2,596)	(595)	(2,001)	CITI
Anywhere Real Estate Group LLC (D35)	06/20/24	0.250	%(Q)	15,000	9.256%	(808,783)	(595)	(808,188)	CITI
Apache Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.252%	4,178	(595)	4,773	CITI
Aramark Services, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.382%	(8,106)	(595)	(7,511)	CITI
ArcelorMittal S.A. (D35)	06/20/24	0.250	%(Q)	15,000	0.478%	(17,184)	(595)	(16,589)	CITI
AT&T, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.544%	(23,384)	(595)	(22,789)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    183

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Avient Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.631%	$(31,563)	$(595)	$(30,968)	CITI
Avis Budget Group, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.912%	(58,008)	(595)	(57,413)	CITI
Bank of America Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.486%	(17,919)	(595)	(17,324)	CITI
Barclays Bank PLC (D35)	06/20/24	0.250	%(Q)	15,000	0.675%	(35,728)	(595)	(35,133)	CITI
Bath & Body Works, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.723%	(40,226)	(595)	(39,631)	CITI
Beazer Homes USA, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.693%	(37,462)	(595)	(36,867)	CITI
Boeing Co. (D35)	06/20/24	0.250	%(Q)	15,000	0.402%	(10,007)	(595)	(9,412)	CITI
Bombardier, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	1.698%	(131,595)	(595)	(131,000)	CITI
Calpine Corp. (D35)	06/20/24	0.250	%(Q)	15,000	1.761%	(137,476)	(595)	(136,881)	CITI
CCO Holdings LLC (D35)	06/20/24	0.250	%(Q)	15,000	0.837%	(50,946)	(595)	(50,351)	CITI
CMA CGM S.A. (D35)	06/20/24	0.250	%(Q)	15,000	0.886%	(55,619)	(595)	(55,024)	CITI
Constellium SE (D35)	06/20/24	0.250	%(Q)	15,000	1.385%	(102,352)	(595)	(101,757)	CITI
CSC Holdings LLC (D35)	06/20/24	0.250	%(Q)	15,000	7.337%	(647,068)	(595)	(646,473)	CITI
Dell, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.177%	11,251	(595)	11,846	CITI
Delta Air Lines, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.623%	(30,794)	(595)	(30,199)	CITI

See Notes to Financial Statements.

184

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Devon Energy Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.346%	$(4,672)	$(595)	$(4,077)	CITI
DISH DBS Corp. (D35)	06/20/24	0.250	%(Q)	15,000	6.006%	(526,071)	(595)	(525,476)	CITI
Domtar Corp. (D35)	06/20/24	0.250	%(Q)	15,000	4.232%	(364,827)	(595)	(364,232)	CITI
Enbridge, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.313%	(1,594)	(595)	(999)	CITI
Energy Transfer LP (D35)	06/20/24	0.250	%(Q)	15,000	0.317%	(2,000)	(595)	(1,405)	CITI
Expedia Group, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.285%	1,038	(595)	1,633	CITI
Ford Motor Co. (D35)	06/20/24	0.250	%(Q)	15,000	0.856%	(52,723)	(595)	(52,128)	CITI
Freeport-McMoRan, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.341%	(4,186)	(595)	(3,591)	CITI
General Motors Co. (D35)	06/20/24	0.250	%(Q)	15,000	0.597%	(28,353)	(595)	(27,758)	CITI
Genworth Holdings, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.452%	(14,706)	(595)	(14,111)	CITI
Goldman Sachs Group, Inc. (The) (D35)	06/20/24	0.250	%(Q)	15,000	0.483%	(17,664)	(595)	(17,069)	CITI
Goodyear Tire & Rubber Co. (The) (D35)	06/20/24	0.250	%(Q)	15,000	0.770%	(44,632)	(595)	(44,037)	CITI
HCA, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.253%	4,123	(595)	4,718	CITI
Hess Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.138%	14,985	(595)	15,580	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    185

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Host Hotels & Resorts LP (D35)	06/20/24	0.250	%(Q)	15,000	0.358%	$(5,882)	$(595)	$(5,287)	CITI
Howmet Aerospace, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.374%	(7,308)	(595)	(6,713)	CITI
HP, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.260%	3,412	(595)	4,007	CITI
International Game Technology PLC (D35)	06/20/24	0.250	%(Q)	15,000	0.354%	(5,475)	(595)	(4,880)	CITI
iStar, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.567%	(25,584)	(595)	(24,989)	CITI
Jaguar Land Rover Automotive PLC (D35)	06/20/24	0.250	%(Q)	15,000	1.245%	(89,286)	(595)	(88,691)	CITI
JPMorgan Chase & Co. (D35)	06/20/24	0.250	%(Q)	15,000	0.328%	(2,990)	(595)	(2,395)	CITI
KB Home (D35)	06/20/24	0.250	%(Q)	15,000	0.463%	(15,787)	(595)	(15,192)	CITI
Ladbrokes Coral Group Ltd. (D35)	06/20/24	0.250	%(Q)	15,000	0.794%	(46,979)	(595)	(46,384)	CITI
Lennar Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.308%	(1,126)	(595)	(531)	CITI
Lumen Technologies, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	12.889%	(1,136,171)	(595)	(1,135,576)	CITI
Macy’s, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.688%	(36,999)	(595)	(36,404)	CITI
MDC Holdings, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.470%	(16,376)	(595)	(15,781)	CITI

See Notes to Financial Statements.

186

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
MGIC Investment Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.298%	$(212)	$(595)	$383	CITI
MGM Resorts International (D35)	06/20/24	0.250	%(Q)	15,000	0.653%	(33,668)	(595)	(33,073)	CITI
Morgan Stanley (D35)	06/20/24	0.250	%(Q)	15,000	0.426%	(12,241)	(595)	(11,646)	CITI
Nabors Industries, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	1.851%	(145,794)	(595)	(145,199)	CITI
Navient Corp. (D35)	06/20/24	0.250	%(Q)	15,000	1.685%	(130,439)	(595)	(129,844)	CITI
Netflix, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.200%	9,092	(595)	9,687	CITI
New Albertsons, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.275%	2,017	(595)	2,612	CITI
Newell Brands, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.964%	(62,879)	(595)	(62,284)	CITI
Nokia OYJ (D35)	06/20/24	0.250	%(Q)	15,000	0.378%	(7,713)	(595)	(7,118)	CITI
NOVA Chemicals Corp. (D35)	06/20/24	0.250	%(Q)	15,000	1.492%	(112,371)	(595)	(111,776)	CITI
NRG Energy, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.941%	(60,751)	(595)	(60,156)	CITI
Occidental Petroleum Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.263%	3,165	(595)	3,760	CITI
Olin Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.540%	(23,036)	(595)	(22,441)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    187

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
OneMain Finance Corp. (D35)	06/20/24	0.250	%(Q)	15,000	1.539%	$(116,759)	$(595)	$(116,164)	CITI
Ovintiv, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.324%	(2,603)	(595)	(2,008)	CITI
Pactiv LLC (D35)	06/20/24	0.250	%(Q)	15,000	0.798%	(47,276)	(595)	(46,681)	CITI
Pitney Bowes Inc. (D35)	06/20/24	0.250	%(Q)	15,000	2.683%	(222,840)	(595)	(222,245)	CITI
PulteGroup, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.268%	2,634	(595)	3,229	CITI
Radian Group, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.510%	(20,176)	(595)	(19,581)	CITI
Rolls-Royce Holdings PLC (D35)	06/20/24	0.250	%(Q)	15,000	0.624%	(30,942)	(595)	(30,347)	CITI
Ryder System, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.167%	12,194	(595)	12,789	CITI
Safeway, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.255%	3,856	(595)	4,451	CITI
Schaeffler AG (D35)	06/20/24	0.250	%(Q)	15,000	0.973%	(63,759)	(595)	(63,164)	CITI
Sealed Air Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.553%	(24,271)	(595)	(23,676)	CITI
Sprint Communications LLC (D35)	06/20/24	0.250	%(Q)	15,000	0.379%	(7,826)	(595)	(7,231)	CITI
Teck Resources Ltd. (D35)	06/20/24	0.250	%(Q)	15,000	0.448%	(14,339)	(595)	(13,744)	CITI
TEGNA, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.878%	(54,802)	(595)	(54,207)	CITI
Telecom Italia SpA (D35)	06/20/24	0.250	%(Q)	15,000	1.048%	(70,764)	(595)	(70,169)	CITI

See Notes to Financial Statements.

188

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Tenet Healthcare Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.618%	$(30,365)	$(595)	$(29,770)	CITI
Tesla, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.589%	(27,672)	(595)	(27,077)	CITI
Teva Pharmaceutical Industries Ltd. (D35)	06/20/24	0.250	%(Q)	15,000	0.725%	(40,413)	(595)	(39,818)	CITI
thyssenkrupp AG (D35)	06/20/24	0.250	%(Q)	15,000	0.321%	(2,325)	(595)	(1,730)	CITI
T-Mobile USA, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.393%	(9,173)	(595)	(8,578)	CITI
Toll Brothers, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.373%	(7,291)	(595)	(6,696)	CITI
Transocean, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	2.060%	(165,704)	(595)	(165,109)	CITI
United Airlines Holdings, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	1.211%	(86,114)	(595)	(85,519)	CITI
United Rentals North America, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.312%	(1,526)	(595)	(931)	CITI
United States Steel Corp. (D35)	06/20/24	0.250	%(Q)	15,000	0.445%	(14,046)	(595)	(13,451)	CITI
Univision Communications, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	1.731%	(134,647)	(595)	(134,052)	CITI
Valeo SE (D35)	06/20/24	0.250	%(Q)	15,000	0.847%	(51,909)	(595)	(51,314)	CITI
Verizon Communications, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.536%	(22,613)	(595)	(22,018)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    189

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Virgin Media Finance PLC (D35)	06/20/24	0.250	%(Q)	15,000	1.138%	$(79,208)	$(595)	$(78,613)	CITI
Volkswagen International Finance N.V. (D35)	06/20/24	0.250	%(Q)	15,000	0.603%	(28,964)	(595)	(28,369)	CITI
Wells Fargo &Co. (D35)	06/20/24	0.250	%(Q)	15,000	0.410%	(10,701)	(595)	(10,106)	CITI
Xerox Corp. (D35)	06/20/24	0.250	%(Q)	15,000	1.306%	(94,979)	(595)	(94,384)	CITI
Yum! Brands, Inc. (D35)	06/20/24	0.250	%(Q)	15,000	0.283%	1,253	(595)	1,848	CITI
Ziggo Bond Co. BV (D35)	06/20/24	0.250	%(Q)	15,000	1.108%	(76,379)	(595)	(75,784)	CITI
Advanced Micro Devices, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.243%	2,420	(328)	2,748	CITI
Ally Financial, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	1.828%	(110,873)	(328)	(110,545)	CITI
Altice Finco S.A. (D36)	12/20/24	0.250	%(Q)	6,522	3.955%	(257,524)	(328)	(257,196)	CITI
Altice France S.A. (D36)	12/20/24	0.250	%(Q)	6,522	7.320%	(483,370)	(328)	(483,042)	CITI
American Express Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.207%	5,006	(328)	5,334	CITI
Anglo American PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.394%	(8,527)	(328)	(8,199)	CITI
ArcelorMittal S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.595%	(23,001)	(328)	(22,673)	CITI
AT&T, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.646%	(26,711)	(328)	(26,383)	CITI

See Notes to Financial Statements.

190

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Avis Budget Group, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	1.159%	$(63,453)	$(328)	$(63,125)	CITI
Ball Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.493%	(15,684)	(328)	(15,356)	CITI
Bank of America Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.631%	(25,611)	(328)	(25,283)	CITI
Barclays Bank PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.774%	(35,871)	(328)	(35,543)	CITI
BNP Paribas S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.662%	(27,873)	(328)	(27,545)	CITI
Bouygues S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.159%	8,483	(328)	8,811	CITI
British Telecommunications PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.290%	(989)	(328)	(661)	CITI
CCO Holdings LLC (D36)	12/20/24	0.250	%(Q)	6,522	0.918%	(46,179)	(328)	(45,851)	CITI
Cellnex Telecom S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.434%	(11,425)	(328)	(11,097)	CITI
CMA CGM S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.941%	(47,840)	(328)	(47,512)	CITI
Comcast Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.224%	3,816	(328)	4,144	CITI
Commerzbank AG (D36)	12/20/24	0.250	%(Q)	6,522	0.462%	(13,429)	(328)	(13,101)	CITI
Continental AG (D36)	12/20/24	0.250	%(Q)	6,522	0.403%	(9,195)	(328)	(8,867)	CITI
Cox Communications, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.214%	4,483	(328)	4,811	CITI
Dell, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.216%	4,380	(328)	4,708	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    191

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Deutsche Lufthansa AG (D36)	12/20/24	0.250	%(Q)	6,522	0.809%	$(38,418)	$(328)	$(38,090)	CITI
Devon Energy Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.388%	(8,088)	(328)	(7,760)	CITI
Domtar Corp. (D36)	12/20/24	0.250	%(Q)	6,522	5.134%	(337,843)	(328)	(337,515)	CITI
Elis S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.357%	(5,850)	(328)	(5,522)	CITI
Elo S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.556%	(20,186)	(328)	(19,858)	CITI
Expedia Group, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.334%	(4,210)	(328)	(3,882)	CITI
Faurecia SE (D36)	12/20/24	0.250	%(Q)	6,522	1.366%	(78,179)	(328)	(77,851)	CITI
Ford Motor Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.991%	(51,455)	(328)	(51,127)	CITI
Ford Motor Co. (D36)	12/20/24	0.250	%(Q)	6,522	1.013%	(52,984)	(328)	(52,656)	CITI
General Electric Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.260%	1,142	(328)	1,470	CITI
General Motors Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.725%	(32,353)	(328)	(32,025)	CITI
Genworth Holdings, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.530%	(18,346)	(328)	(18,018)	CITI
GKN Holdings Ltd. (D36)	12/20/24	0.250	%(Q)	6,522	0.374%	(7,095)	(328)	(6,767)	CITI
Glencore International AG (D36)	12/20/24	0.250	%(Q)	6,522	0.520%	(17,617)	(328)	(17,289)	CITI
Goldman Sachs Group, Inc. (The) (D36)	12/20/24	0.250	%(Q)	6,522	0.564%	(20,760)	(328)	(20,432)	CITI

See Notes to Financial Statements.

192

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Goodyear Tire & Rubber Co. (The) (D36)	12/20/24	0.250	%(Q)	6,522	0.960%	$(49,234)	$(328)	$(48,906)	CITI
HCA, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.364%	(6,326)	(328)	(5,998)	CITI
HeidelbergCement AG (D36)	12/20/24	0.250	%(Q)	6,522	0.444%	(12,162)	(328)	(11,834)	CITI
HP, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.298%	(1,597)	(328)	(1,269)	CITI
INEOS Group Holdings S.A. (D36)	12/20/24	0.250	%(Q)	6,522	1.067%	(56,904)	(328)	(56,576)	CITI
International Business Machines Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.165%	8,077	(328)	8,405	CITI
ITV PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.432%	(11,265)	(328)	(10,937)	CITI
J Sainsbury PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.218%	4,199	(328)	4,527	CITI
Jaguar Land Rover Automotive PLC (D36)	12/20/24	0.250	%(Q)	6,522	1.507%	(88,169)	(328)	(87,841)	CITI
JPMorgan Chase & Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.385%	(7,850)	(328)	(7,522)	CITI
K&S AG (D36)	12/20/24	0.250	%(Q)	6,522	0.522%	(17,750)	(328)	(17,422)	CITI
Koninklijke KPN NV (D36)	12/20/24	0.250	%(Q)	6,522	0.147%	9,335	(328)	9,663	CITI
Kraft Heinz Foods Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.232%	3,216	(328)	3,544	CITI
Marks & Spencer PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.371%	(6,879)	(328)	(6,551)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    193

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Marriott International, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.265%	$814	$(328)	$1,142	CITI
MGIC Investment Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.415%	(10,061)	(328)	(9,733)	CITI
Morgan Stanley (D36)	12/20/24	0.250	%(Q)	6,522	0.494%	(15,736)	(328)	(15,408)	CITI
Naturgy Energy Group S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.445%	(12,203)	(328)	(11,875)	CITI
NatWest Group PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.991%	(51,552)	(328)	(51,224)	CITI
Netflix, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.230%	3,316	(328)	3,644	CITI
Next PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.283%	(488)	(328)	(160)	CITI
Olin Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.568%	(21,026)	(328)	(20,698)	CITI
Paramount Global (D36)	12/20/24	0.250	%(Q)	6,522	0.759%	(34,803)	(328)	(34,475)	CITI
Pfizer, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.119%	11,390	(328)	11,718	CITI
Picard Bondco S.A. (D36)	12/20/24	0.250	%(Q)	6,522	1.607%	(95,243)	(328)	(94,915)	CITI
Publicis Groupe S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.179%	7,017	(328)	7,345	CITI
Radian Group, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.742%	(33,644)	(328)	(33,316)	CITI
Renault S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.648%	(26,805)	(328)	(26,477)	CITI

See Notes to Financial Statements.

194

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Reynolds American, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.303%	$(1,951)	$(328)	$(1,623)	CITI
Rolls-Royce Holdings PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.784%	(36,625)	(328)	(36,297)	CITI
Schaeffler AG (D36)	12/20/24	0.250	%(Q)	6,522	1.131%	(61,458)	(328)	(61,130)	CITI
Sealed Air Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.663%	(27,885)	(328)	(27,557)	CITI
Societe Generale S.A. (D36)	12/20/24	0.250	%(Q)	6,522	0.911%	(45,794)	(328)	(45,466)	CITI
Sprint Communications LLC (D36)	12/20/24	0.250	%(Q)	6,522	0.445%	(12,216)	(328)	(11,888)	CITI
Stellantis NV (D36)	12/20/24	0.250	%(Q)	6,522	0.419%	(10,345)	(328)	(10,017)	CITI
TDC Holding A/S (D36)	12/20/24	0.250	%(Q)	6,522	0.307%	(2,213)	(328)	(1,885)	CITI
Telefonaktiebolaget LM Ericsson (D36)	12/20/24	0.250	%(Q)	6,522	0.573%	(21,461)	(328)	(21,133)	CITI
Tenet Healthcare Corp. (D36)	12/20/24	0.250	%(Q)	6,522	0.821%	(39,286)	(328)	(38,958)	CITI
Tesco PLC (D36)	12/20/24	0.250	%(Q)	6,522	0.225%	3,685	(328)	4,013	CITI
Tesla, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.630%	(25,533)	(328)	(25,205)	CITI
thyssenkrupp AG (D36)	12/20/24	0.250	%(Q)	6,522	0.475%	(14,407)	(328)	(14,079)	CITI
T-Mobile USA, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.455%	(12,886)	(328)	(12,558)	CITI
TUI AG (D36)	12/20/24	0.250	%(Q)	6,522	3.219%	(208,518)	(328)	(208,190)	CITI
Unibail-Rodamco-Westfield SE (D36)	12/20/24	0.250	%(Q)	6,522	0.728%	(32,582)	(328)	(32,254)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    195

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
UniCredit SpA (D36)	12/20/24	0.250	%(Q)	6,522	1.377%	$(79,170)	$(328)	$(78,842)	CITI
Valeo SE (D36)	12/20/24	0.250	%(Q)	6,522	1.009%	(52,758)	(328)	(52,430)	CITI
Verisure Holding AB (D36)	12/20/24	0.250	%(Q)	6,522	1.813%	(110,192)	(328)	(109,864)	CITI
Verizon Communications, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.684%	(29,445)	(328)	(29,117)	CITI
Vivendi SE (D36)	12/20/24	0.250	%(Q)	6,522	0.264%	872	(328)	1,200	CITI
Volkswagen International Finance N.V. (D36)	12/20/24	0.250	%(Q)	6,522	0.619%	(24,758)	(328)	(24,430)	CITI
Volvo AB (D36)	12/20/24	0.250	%(Q)	6,522	0.743%	(33,694)	(328)	(33,366)	CITI
Walt Disney Co. (The) (D36)	12/20/24	0.250	%(Q)	6,522	0.276%	(12)	(328)	316	CITI
Wells Fargo & Co. (D36)	12/20/24	0.250	%(Q)	6,522	0.486%	(15,152)	(328)	(14,824)	CITI
Yum! Brands, Inc. (D36)	12/20/24	0.250	%(Q)	6,522	0.345%	(4,947)	(328)	(4,619)	CITI

						$(68,690,091)	$(2,164,990)	$(66,525,101)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Buy Protection(1)**:
CDX.EM.30.V4 (D01)	12/20/23	1.000	%(Q)	72,250	$(148,102)	$3,741	$(151,843)	BARC
CDX.EM.30.V4 (D02)	12/20/23	1.000	%(Q)	297,500	(609,830)	(3,505)	(606,325)	BARC
CDX.EM.30.V4 (D03)	12/20/23	1.000	%(Q)	127,500	(261,356)	2,550	(263,906)	BARC
CDX.EM.30.V4 (D04)	12/20/23	1.000	%(Q)	85,000	(174,237)	1,380	(175,617)	CITI
CDX.EM.30.V4 (D05)	12/20/23	1.000	%(Q)	85,000	(174,237)	1,852	(176,089)	CITI

See Notes to Financial Statements.

196

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Buy Protection(1)**(cont’d.):
CDX.EM.34.V3 (D06)	12/20/25	1.000	%(Q)	89,240	$3,075,231	$896	$3,074,335	MSI
CDX.EM.34.V3 (D07)	12/20/25	1.000	%(Q)	92,000	3,170,342	(12,830)	3,183,172	CITI
CDX.EM.34.V3 (D08)	12/20/25	1.000	%(Q)	184,000	6,340,684	(25,660)	6,366,344	MSI
CDX.EM.34.V3 (D09)	12/20/25	1.000	%(Q)	184,000	6,340,684	(25,660)	6,366,344	MSI
CDX.EM.36.V3 (D13)	12/20/26	1.000	%(Q)	23,000	455,644	20,591	435,053	BOA
CDX.EM.36.V3 (D14)	12/20/26	1.000	%(Q)	184,000	3,645,156	147,479	3,497,677	CITI
CDX.EM.36.V3 (D15)	12/20/26	1.000	%(Q)	92,000	1,822,578	85,806	1,736,772	MSI
CDX.EM.36.V3 (D16)	12/20/26	1.000	%(Q)	460,000	9,112,890	670,358	8,442,532	BARC
CDX.EM.36.V3 (D17)	12/20/26	1.000	%(Q)	92,000	1,822,578	107,476	1,715,102	MSI
CDX.EM.36.V3 (D18)	12/20/26	1.000	%(Q)	92,000	1,822,578	(34,044)	1,856,622	MSI
CDX.EM.36.V3 (D19)	12/20/26	1.000	%(Q)	184,000	3,645,156	17,703	3,627,453	MSI
CDX.EM.35.V3 (D20)	06/20/26	1.000	%(Q)	69,000	1,037,027	20,420	1,016,607	BARC
CDX.EM.36.V3 (D21)	12/20/26	1.000	%(Q)	13,800	273,387	(4,348)	277,735	BOA
CDX.Newport.0-5% (D29)^	12/20/24	0.250	%(Q)	25,000	120,341	6,812	113,529	CITI
CDX.Newport.10-15% (D29)^	12/20/24	0.250	%(Q)	25,000	414,258	6,812	407,446	CITI
CDX.Newport.15-100% (D29)^	12/20/24	0.250	%(Q)	425,000	(550,300)	(436,801)	(113,499)	CITI
CDX.Newport.5-10% (D29)^	12/20/24	0.250	%(Q)	25,000	151,531	6,812	144,719	CITI
CDX.Hilo.0-5% (D30)^	06/20/24	0.250	%(Q)	25,000	1,937,165	5,035	1,932,130	CITI
CDX.Hilo.10-15% (D30)^	06/20/24	0.250	%(Q)	12,500	13,685	2,517	11,168	CITI
CDX.Hilo.15-100% (D30)^	06/20/24	0.250	%(Q)	425,000	(699,752)	85,590	(785,342)	CITI
CDX.Hilo.5-10% (D30)^	06/20/24	0.250	%(Q)	12,500	(3,332)	2,517	(5,849)	CITI
CDX.Hilo.5-15% (D30)^	06/20/24	0.250	%(Q)	25,000	10,354	5,035	5,319	CITI
CDX.Copenhagen.0-5% (D31)^	12/20/24	0.250	%(Q)	25,000	2,690,965	6,812	2,684,153	CITI
CDX.Copenhagen.10-15% (D31)^	12/20/24	0.250	%(Q)	25,000	5,306,751	6,812	5,299,939	CITI
CDX.Copenhagen.15-100% (D31)^	12/20/24	0.250	%(Q)	425,000	(959,514)	115,796	(1,075,310)	CITI
CDX.Copenhagen.5-10% (D31)^	12/20/24	0.250	%(Q)	25,000	24,863	6,812	18,051	CITI
CDX.Wainscott.0-5% (D32)^	12/20/23	0.250	%(Q)	25,000	(11,637)	1,569	(13,206)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    197

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Buy Protection(1)**(cont’d.):
CDX.Wainscott.10-100% (D32)^	12/20/23	0.250	%(Q)	450,000	$(372,757)	$28,239	$(400,996)	CITI
CDX.Wainscott.5-10% (D32)^	12/20/23	0.250	%(Q)	25,000	854,796	1,569	853,227	CITI
CDX.Capetown.0-5% (D33)^	06/20/24	0.250	%(Q)	25,000	2,225,418	5,035	2,220,383	CITI
CDX.Capetown.10-100% (D33)^	06/20/24	0.250	%(Q)	450,000	(653,185)	90,625	(743,810)	CITI
CDX.Capetown.5-10% (D33)^	06/20/24	0.250	%(Q)	25,000	57,311	5,035	52,276	CITI
CDX.New York.0-5% (D34)^	12/20/24	0.250	%(Q)	30,000	3,916,421	1,510	3,914,911	CITI
CDX.New York.10-100% (D34)^	12/20/24	0.250	%(Q)	540,000	(863,388)	27,173	(890,561)	CITI
CDX.New York.5-10% (D34)^	12/20/24	0.250	%(Q)	30,000	260,275	1,510	258,765	CITI
CDX.Saltlake.0-5% (D35)^	06/20/24	0.250	%(Q)	75,000	9,024,672	2,974	9,021,698	CITI
CDX.Saltlake.10-100% (D35)^	06/20/24	0.250	%(Q)	1,350,000	(1,629,258)	(465,492)	(1,163,766)	CITI
CDX.Saltlake.5-10% (D35)^	06/20/24	0.250	%(Q)	75,000	388,864	2,974	385,890	CITI
CDX.Zanzibar.0-5% (D36)^	12/20/24	0.250	%(Q)	30,000	4,293,019	1,510	4,291,509	CITI
CDX.Zanzibar.10-100% (D36)^	12/20/24	0.250	%(Q)	360,000	(620,739)	18,115	(638,854)	CITI
CDX.Zanzibar.15-100% (D36)^	12/20/24	0.250	%(Q)	170,000	(333,487)	8,554	(342,041)	CITI
CDX.Zanzibar.5-10% (D36)^	12/20/24	0.250	%(Q)	20,000	145,944	1,006	144,938	CITI
CDX.Zanzibar.5-15% (D36)^	12/20/24	0.250	%(Q)	20,000	96,089	1,006	95,083	CITI

					$66,431,546	$527,678	$65,903,868

See Notes to Financial Statements.

198

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Sell Protection(2)**:
CDX.EM.32.V4 (D10)	12/20/24	1.000	%(Q)	42,500	0.538%	$267,159	$(9,377)	$276,536	MSI
CDX.EM.35.V3 (D11)	06/20/26	1.000	%(Q)	36,800	1.669%	(553,081)	(38,086)	(514,995)	BOA
CDX.EM.35.V3 (D12)	06/20/26	1.000	%(Q)	4,600	1.669%	(69,135)	(5,561)	(63,574)	BOA
CDX.EM.33.V4 (D22)	06/20/25	1.000	%(Q)	98,027	0.726%	536,341	(197,354)	733,695	GSI
CDX.EM.HY.40.V1 (D23)	12/20/28	1.000	%(Q)	25,000	4.071%	(3,071,262)	(17,734)	(3,053,528)	GSI
CDX.EM.HY.40.V1 (D24)	12/20/28	1.000	%(Q)	100,000	4.071%	(12,285,050)	(41,471)	(12,243,579)	BARC
CDX.EM.40.V1 (D25)	12/20/28	1.000	%(Q)	100,000	2.279%	(5,351,561)	(114,344)	(5,237,217)	BARC
CDX.EM.40.V1 (D26)	12/20/28	1.000	%(Q)	100,000	2.279%	(5,351,561)	(142,470)	(5,209,091)	MSI
CDX.EM.HY.40.V1 (D27)	12/20/28	1.000	%(Q)	50,000	4.071%	(6,142,525)	(91,084)	(6,051,441)	GSI
CDX.EM.IG.40.V1 (D28)	12/20/28	1.000	%(Q)	100,000	0.926%	446,040	(199,362)	645,402	MSI

						$(31,574,635)	$(856,843)	$(30,717,792)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D28). The Fund also bought/sold protection on a customized CDX Index and bought/sold protection on the corporate issuers which comprise the index. The upfront premium is attached to the index of the trade for the customized CDX package(s). Each swap is priced individually. The Index trades are divided into tranches differentiated by a percentage range representing the risk of default of the underlying issuers; individual tranches will be reduced according to corresponding aggregate rates of default. Individual packages in the tables above are denoted by the corresponding footnotes (D29 – D36).

See Notes to Financial Statements.

PGIM Total Return Bond Fund    199

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	11/14/23	0.500	%(M)	435,358	*	$283,775	$(2,807)	$286,582	GSI

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Eskom Holdings SOC Ltd.	12/20/23	1.000	%(Q)	EUR	39,620	$(85,626)	$390,042	$(475,668)	DB
Gazprom PAO	12/20/23	1.000	%(Q)		41,000	1,593,562	1,795,483	(201,921)	BARC
Gazprom PAO	12/20/23	1.000	%(Q)		2,100	81,621	106,236	(24,615)	GSI
Gazprom PAO	06/20/24	1.000	%(Q)		6,000	726,204	1,097,572	(371,368)	BARC
Gazprom PAO	06/20/24	1.000	%(Q)		5,000	605,170	886,717	(281,547)	HSBC
Gazprom PAO	12/20/24	1.000	%(Q)		1,200	224,217	316,481	(92,264)	GSI
Gazprom PAO	06/20/27	1.000	%(Q)		4,600	1,174,558	2,056,495	(881,937)	JPM
Petroleos Mexicanos	06/20/24	1.000	%(Q)		17,000	123,314	255,249	(131,935)	CITI
Republic of Italy	12/20/27	1.000	%(Q)	EUR	89,075	(1,391,847)	(2,789,675)	1,397,828	BARC
Republic of Italy	12/20/27	1.000	%(Q)	EUR	40,000	(625,023)	(1,252,731)	627,708	BARC
United Mexican States	12/20/24	1.000	%(Q)		31,000	(258,452)	(104,043)	(154,409)	BARC
United Mexican States	12/20/24	1.000	%(Q)		26,000	(216,766)	(70,346)	(146,420)	BARC
United Mexican States	12/20/24	1.000	%(Q)		6,250	(52,107)	11,985	(64,092)	CITI
United Mexican States	12/20/24	1.000	%(Q)		5,745	(47,897)	9,201	(57,098)	CITI
United Mexican States	12/20/24	1.000	%(Q)		4,000	(33,349)	(3,861)	(29,488)	CITI

						$1,817,579	$2,704,805	$(887,226)

See Notes to Financial Statements.

200

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	06/20/24	1.000	%(Q)		47,780	0.402%	$235,666	$42,013	$193,653	GSI
Bombardier, Inc.	12/20/23	5.000	%(Q)		7,070	1.565%	74,450	35,330	39,120	MSI
Cemex	06/20/24	5.000	%(Q)		13,400	2.031%	327,104	(28,953)	356,057	MSI
Eskom Holdings SOC Ltd.	12/20/23	1.000	%(Q)		45,000	0.363%	91,757	(233,564)	325,321	DB
Federative Republic of Brazil	12/20/23	1.000	%(Q)		25,000	0.209%	56,251	25,694	30,557	CITI
General Motors Co.	06/20/26	5.000	%(Q)		14,920	1.173%	1,480,873	1,533,826	(52,953)	GSI
Generalitat de Catalunya	12/20/25	1.000	%(Q)		29,800	0.405%	394,603	(121,568)	516,171	DB
Government of Japan	06/20/28	1.000	%(Q)		35,000	0.278%	1,096,229	1,132,825	(36,596)	CITI
Halliburton Co.	12/20/26	1.000	%(Q)		27,820	0.360%	550,707	167,325	383,382	GSI
Host Hotels & Resorts LP	06/20/24	1.000	%(Q)		15,790	0.358%	82,248	38,917	43,331	GSI
International Bank for Reconstruction & Development	03/20/24	0.250	%(Q)		250,000	0.059%	256,688	94,806	161,882	BOA
Israel Electric Corp. Ltd.	06/20/24	1.000	%(Q)	ILS	200,000	1.162%	7,037	85,438	(78,401)	DB
Israel Electric Corp. Ltd.	12/20/24	1.000	%(Q)		3,000	1.564%	(15,135)	8,768	(23,903)	BARC
Millicom International Cellular S.A.^	12/20/25	1.000	%(Q)		5,060	*	(150,904)	(260,639)	109,735	BOA
Petroleos Mexicanos	12/20/24	1.000	%(Q)		31,000	3.173%	(699,114)	(353,443)	(345,671)	BARC
Petroleos Mexicanos	12/20/24	1.000	%(Q)		26,000	3.173%	(586,354)	(308,674)	(277,680)	BARC
Petroleos Mexicanos	12/20/24	1.000	%(Q)		6,250	3.173%	(140,951)	(135,657)	(5,294)	CITI
Petroleos Mexicanos	12/20/24	1.000	%(Q)		5,745	3.173%	(129,562)	(123,244)	(6,318)	CITI

See Notes to Financial Statements.

PGIM Total Return Bond Fund    201

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	12/20/24	1.000	%(Q)	4,000	3.173%	$(90,208)	$(62,215)	$(27,993)	CITI
Petroleos Mexicanos	06/20/25	1.000	%(Q)	7,000	4.025%	(315,425)	(176,098)	(139,327)	CITI
Petroleos Mexicanos	12/20/28	1.000	%(Q)	10,000	6.306%	(2,042,747)	(899,073)	(1,143,674)	CITI
Republic of Hungary	06/20/24	1.000	%(Q)	25,000	0.526%	103,781	98,564	5,217	CITI
Republic of Hungary	12/20/24	1.000	%(Q)	15,000	0.711%	65,494	92,110	(26,616)	CITI
Republic of Serbia	12/20/25	1.000	%(Q)	5,700	1.134%	(8,766)	(3,549)	(5,217)	BNP
Simon Property Group LP	06/20/26	1.000	%(Q)	68,920	0.605%	751,416	422,003	329,413	GSI
Verizon Communications, Inc.	06/20/26	1.000	%(Q)	40,810	0.811%	237,053	451,295	(214,242)	GSI

						$1,632,191	$1,522,237	$109,954

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000	%(Q)	330,000	4.928%	$1,231,680	$2,779,570	$1,547,890
CDX.NA.HY.41.V1	12/20/28	5.000	%(Q)	927,050	5.161%	2,675,847	(336,316)	(3,012,163)
CDX.NA.IG.41.V1	12/20/28	1.000	%(Q)	750,000	0.794%	12,594,023	7,766,070	(4,827,953)

						$16,501,550	$10,209,324	$(6,292,226)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

202

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP 68,465	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/5.186%	$269,446	$3,474,158	$3,204,712
GBP 280,000	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/5.186%	(13,420,212)	36,705,788	50,126,000
GBP 40,000	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/5.186%	(2,744,672)	9,818,673	12,563,345

See Notes to Financial Statements.

PGIM Total Return Bond Fund    203

Schedule of Investments  (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP 35,625	05/08/31	1.150	%(A)	1 Day SONIA(1)(A)/5.186%	$(1,550,973)	$9,544,254	$11,095,227
1,512,042	03/08/24	5.386	%(T)	1 Day SOFR(2)(T)/5.350%	(1,896)	1,823,888	1,825,784
1,168,017	03/09/24	5.488	%(T)	1 Day SOFR(2)(T)/5.350%	—	2,542,947	2,542,947
3,340,905	08/31/24	5.384	%(T)	1 Day SOFR(2)(T)/5.350%	—	(2,283,767)	(2,283,767)
542,296	03/08/25	4.946	%(A)	1 Day SOFR(2)(A)/5.350%	—	(2,754,758)	(2,754,758)
691,968	03/09/25	5.110	%(A)	1 Day SOFR(2)(A)/5.350%	—	(1,315,673)	(1,315,673)
1,273,101	03/10/25	5.088	%(A)	1 Day SOFR(2)(A)/5.350%	—	(2,981,583)	(2,981,583)
1,722,700	08/31/25	4.805	%(A)	1 Day SOFR(1)(A)/5.350%	—	8,524,413	8,524,413
298,540	09/25/26	4.699	%(A)	1 Day SOFR(1)(A)/5.350%	55,220	386,468	331,248

					$(17,393,087)	$63,484,808	$80,877,895

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
ICE Bank of America 1-10 Year US Municipal Securities Index(T)	1 Day SOFR-245bps(T)/2.900%	DB	09/21/24	37,500	$(705,424)	$—	$(705,424)
Total Return Benchmark Bond Index(T)	1 Day USOIS-55bps(T)/4.780%	JPM	12/20/23	(37,269)	4,789,191	—	4,789,191
Total Return Benchmark Bond Index(T)	1 Day USOIS-45bps(T)/4.880%	GSI	03/20/24	(137,556)	12,176,515	—	12,176,515

					$16,260,282	$—	$16,260,282

(1)	On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments

See Notes to Financial Statements.

204

for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$13,142,863	$(10,960,313)	$147,123,499	$(131,420,640)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$171,881,563
JPS	—	257,564,743

Total	$—	$429,446,306

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$404,211,420	$—
Collateralized Loan Obligations	—	9,058,525,849	25,750,000
Consumer Loans	—	190,433,810	—
Home Equity Loans	—	61,406,510	—
Other	—	87,978,934	—
Residential Mortgage-Backed Securities	—	90,988,705	43,547,115
Student Loans	—	90,676,024	—
Commercial Mortgage-Backed Securities	—	4,609,949,797	—
Convertible Bond	—	5,840	—
Corporate Bonds	—	14,039,170,110	259,360,538

See Notes to Financial Statements.

PGIM Total Return Bond Fund    205

Schedule of Investments  (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Floating Rate and Other Loans	$—	$408,074,562	$10,727,929
Municipal Bonds	—	250,453,278	—
Residential Mortgage-Backed Securities	—	1,120,116,366	—
Sovereign Bonds	—	1,525,355,813	—
U.S. Government Agency Obligations	—	6,423,343,717	—
U.S. Treasury Obligations	—	1,912,175,945	—
Common Stocks	39,876,388	1,647,732	7,766,484
Preferred Stocks	7,519,790	—	—
Rights	—	—	71,863
Short-Term Investments
Affiliated Mutual Funds	2,699,928,314	—	—

Total	$2,747,324,492	$40,274,514,412	$347,223,929

Liabilities
Options Written	$—	$(6,013)	$(2,557)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$14,031,559	$—
Centrally Cleared Swaptions Written	—	2,668,314	—
Futures Contracts	16,794,800	—	—
OTC Forward Foreign Currency Exchange Contracts	—	46,664,977	—
OTC Packaged Credit Default Swap Agreements	—	93,081,375	31,932,722
Centrally Cleared Credit Default Swap Agreement	—	1,547,890	—
OTC Credit Default Swap Agreements	—	10,340,003	283,775
Centrally Cleared Interest Rate Swap Agreements	—	90,213,676	—
OTC Total Return Swap Agreements	—	16,965,706	—

Total	$16,794,800	$275,513,500	$32,216,497

Liabilities
Unfunded Loan Commitment	$—	$—	$(71,358)
Centrally Cleared Swaptions Written	—	(471,388)	—
Futures Contracts	(389,777,930)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(33,986,762)	—
OTC Cross Currency Exchange Contracts	—	(475,409)	—
OTC Packaged Credit Default Swap Agreements	—	(120,425,166)	(6,697,349)
Centrally Cleared Credit Default Swap Agreements	—	(7,840,116)	—
OTC Credit Default Swap Agreements	—	(6,739,329)	(150,904)
Centrally Cleared Interest Rate Swap Agreements	—	(9,335,781)	—
OTC Total Return Swap Agreement	—	(705,424)	—

Total	$(389,777,930)	$(179,979,375)	$(6,919,611)

See Notes to Financial Statements.

206

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Collateralized Loan Obligations	23.0%
U.S. Government Agency Obligations	16.3
Commercial Mortgage-Backed Securities	11.7
Banks	11.0
Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	6.8
U.S. Treasury Obligations	4.8
Sovereign Bonds	3.9
Residential Mortgage-Backed Securities	3.1
Electric	2.9
Telecommunications	2.0
Oil & Gas	2.0
Pipelines	1.9
Healthcare-Services	1.6
Pharmaceuticals	1.4
Foods	1.0
Automobiles	1.0
Diversified Financial Services	1.0
Media	1.0
Retail	1.0
Aerospace & Defense	0.9
Commercial Services	0.9
Auto Manufacturers	0.8
Agriculture	0.7
Insurance	0.7
Municipal Bonds	0.6
Real Estate Investment Trusts (REITs)	0.6
Chemicals	0.6
Software	0.5
Consumer Loans	0.5
Airlines	0.4
Semiconductors	0.4
Machinery-Diversified	0.4
Healthcare-Products	0.4
Beverages	0.4
Entertainment	0.3

Lodging	0.3%
Engineering & Construction	0.3
Computers	0.2
Student Loans	0.2
Other	0.2
Multi-National	0.2
Transportation	0.2
Biotechnology	0.2
Metal Fabricate/Hardware	0.2
Home Equity Loans	0.2
Gas	0.1
Home Builders	0.1
Mining	0.1
Auto Parts & Equipment	0.1
Building Materials	0.1
Oil, Gas & Consumable Fuels	0.1
Trucking & Leasing	0.1
Leisure Time	0.1
Real Estate	0.1
Electronics	0.1
Office/Business Equipment	0.0	*
Coal	0.0	*
Household Products/Wares	0.0	*
Apparel	0.0	*
Electrical Components & Equipment	0.0	*
Packaging & Containers	0.0	*
Capital Markets	0.0	*
Housewares	0.0	*
Forest Products & Paper	0.0	*
Water	0.0	*
Internet	0.0	*
Oil & Gas Services	0.0	*
Miscellaneous Manufacturing	0.0	*
Wireless Telecommunication Services	0.0	*

See Notes to Financial Statements.

PGIM Total Return Bond Fund    207

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification (continued):

Iron/Steel	0.0	*%

	109.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(9.7)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk, and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps and swaptions	$18,247,763*		Due from/to broker-variation margin swaps and swaptions	$ 8,311,504*
Credit contracts	Premiums paid for OTC swap agreements	13,142,863		Premiums received for OTC swap agreements	10,960,313
Credit contracts	—	—		Options written outstanding, at value	2,557
Credit contracts	Unrealized appreciation on OTC swap agreements	130,157,793		Unrealized depreciation on OTC swap agreements	130,715,216
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	475,409
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	46,664,977		Unrealized depreciation on OTC forward foreign currency exchange contracts	33,986,762
Interest rate contracts	Due from/to broker-variation margin futures	16,794,800	*	Due from/to broker-variation margin futures	389,777,930	*

See Notes to Financial Statements.

208

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	$90,213,676	*	Due from/to broker-variation margin swaps and swaptions	$9,335,781	*
Interest rate contracts		—		Options written outstanding, at value	6,013
Interest rate contracts	Unrealized appreciation on OTC swap agreements	16,965,706		Unrealized depreciation on OTC swap agreements	705,424

		$332,187,578			$584,276,909

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(579,924,547)	$512,015,838	$—	$—	$(124,718,322)
Foreign exchange contracts	—	—	—	(244,958,537)	—
Interest rate contracts	(123,173)	2,742,385	(857,617,149)	—	52,937,877

Total	$(580,047,720)	$514,758,223	$(857,617,149)	$(244,958,537)	$(71,780,445)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$65,831,529	$(3,913,552)	$—	$—	$19,661,369
Foreign exchange contracts	—	—	—	40,416,000	—
Interest rate contracts	—	1,030,224	102,539,490	—	(46,519,832)

Total	$65,831,529	$(2,883,328)	$102,539,490	$40,416,000	$(26,858,463)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    209

Schedule of Investments  (continued)

as of October 31, 2023

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 81,241,586
Options Written (2)	9,379,986,700
Futures Contracts - Long Positions (2)	13,740,658,033
Futures Contracts - Short Positions (2)	2,381,715,863
Forward Foreign Currency Exchange Contracts - Purchased (3)	2,741,739,187
Forward Foreign Currency Exchange Contracts - Sold (3)	9,014,088,859
Cross Currency Exchange Contracts (4)	98,544,041
Interest Rate Swap Agreements (2)	4,799,681,940
Credit Default Swap Agreements - Buy Protection (2)	9,404,765,476
Credit Default Swap Agreements - Sell Protection (2)	9,145,733,413
Total Return Swap Agreements (2)	192,038,054

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$1,515,884,814	$(1,515,884,814)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$ 44,448,032	$ (41,592,880)	$ 2,855,152	$ (2,855,152)	$—
BNP	5,727,508	(688,359)	5,039,149	—	5,039,149
BOA	3,250,655	(3,718,490)	(467,835)	467,835	—
CITI	48,700,760	(49,862,809)	(1,162,049)	—	(1,162,049)
DB	1,581,832	(1,751,363)	(169,531)	169,531	—
GSI	27,387,568	(14,622,301)	12,765,267	(5,949,000)	6,816,267

See Notes to Financial Statements.

210

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

HSBC	$8,103,134	$(3,295,486)	$4,807,648	$(4,807,648)	$—
JPM	10,475,119	(3,038,514)	7,436,605	(7,436,605)	—
MSI	46,945,652	(45,840,709)	1,104,943	—	1,104,943
SCB	6,154,777	(584,174)	5,570,603	(5,570,603)	—
SSB	1,467,813	(9,208,554)	(7,740,741)	7,740,741	—
TD	1,890,747	(1,075,987)	814,760	(814,760)	—
UAG	797,742	(1,572,068)	(774,326)	774,326	—

	$206,931,339	$(176,851,694)	$30,079,645	$(18,281,335)	$11,798,310

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    211

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $1,515,884,814:
Unaffiliated investments (cost $46,537,034,842)	$40,669,134,519
Affiliated investments (cost $2,698,816,599)	2,699,928,314
Cash	28,198
Foreign currency, at value (cost $31,322,110)	31,226,203
Receivable for investments sold	635,133,564
Dividends and interest receivable	308,200,890
Unrealized appreciation on OTC swap agreements	147,123,499
Receivable for Fund shares sold	139,763,104
Unrealized appreciation on OTC forward foreign currency exchange contracts	46,664,977
Premiums paid for OTC swap agreements	13,142,863
Due from broker—variation margin swaps and swaptions	4,376,339
Prepaid expenses and other assets	2,882,700

Total Assets	44,697,605,170

Liabilities

Payable for investments purchased	2,938,289,448
Payable to broker for collateral for securities on loan	1,538,248,818
Payable for Fund shares purchased	471,549,983
Unrealized depreciation on OTC swap agreements	131,420,640
Unrealized depreciation on OTC forward foreign currency exchange contracts	33,986,762
Accrued expenses and other liabilities	14,337,420
Management fee payable	12,767,632
Premiums received for OTC swap agreements	10,960,313
Dividends payable	10,600,432
Due to broker—variation margin futures	3,612,692
Distribution fee payable	803,506
Unrealized depreciation on OTC cross currency exchange contracts	475,409
Affiliated transfer agent fee payable	134,748
Directors’ fees payable	82,650
Unrealized depreciation on unfunded loan commitment	71,358
Options written outstanding, at value (premiums received $1,951,973)	8,570

Total Liabilities	5,167,350,381

Net Assets	$39,530,254,789

Net assets were comprised of:
Common stock, at par	$3,543,381
Paid-in capital in excess of par	51,465,511,542
Total distributable earnings (loss)	(11,938,800,134)

Net assets, October 31, 2023	$39,530,254,789

See Notes to Financial Statements.

212

Class A

Net asset value and redemption price per share, ($1,824,759,256 ÷ 163,140,321 shares of common stock issued and outstanding)	$11.19
Maximum sales charge (3.25% of offering price)	0.38

Maximum offering price to public	$11.57

Class C

Net asset value, offering price and redemption price per share, ($310,103,581 ÷ 27,752,764 shares of common stock issued and outstanding)	$11.17

Class R

Net asset value, offering price and redemption price per share, ($304,131,647 ÷ 27,136,337 shares of common stock issued and outstanding)	$11.21

Class Z

Net asset value, offering price and redemption price per share, ($18,260,271,460 ÷ 1,638,230,526 shares of common stock issued and outstanding)	$11.15

Class R2

Net asset value, offering price and redemption price per share, ($33,850,650 ÷ 3,033,967 shares of common stock issued and outstanding)	$11.16

Class R4

Net asset value, offering price and redemption price per share, ($49,884,280 ÷ 4,470,009 shares of common stock issued and outstanding)	$11.16

Class R6

Net asset value, offering price and redemption price per share, ($18,747,253,915 ÷ 1,679,616,615 shares of common stock issued and outstanding)	$11.16

See Notes to Financial Statements.

PGIM Total Return Bond Fund    213

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,792,914,465
Affiliated dividend income	121,862,059
Unaffiliated dividend income	64,407,238
Income from securities lending, net (including affiliated income of $2,459,750)	2,467,014

Total income	1,981,650,776

Expenses
Management fee	155,526,692
Distribution fee(a)	11,061,906
Shareholder servicing fees(a)	97,510
Transfer agent’s fees and expenses (including affiliated expense of $756,914)(a)	23,018,361
Custodian and accounting fees	2,251,507
Shareholders’ reports	1,508,884
Registration fees(a)	703,028
Directors’ fees	598,420
Professional fees	285,335
Audit fee	68,900
Miscellaneous	687,124

Total expenses	195,807,667
Less: Fee waiver and/or expense reimbursement(a)	(6,197,947)
Distribution fee waiver(a)	(830,334)

Net expenses	188,779,386

Net investment income (loss)	1,792,871,390

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(48,132))	(1,313,905,984)
Futures transactions	(857,617,149)
Forward and cross currency contract transactions	(244,958,537)
Options written transactions	514,758,223
Swap agreement transactions	(71,780,445)
Foreign currency transactions	(100,722,387)

(2,074,226,279)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $311,696)	960,617,475
Futures	102,539,490
Forward and cross currency contracts	40,416,000
Options written	(2,883,328)
Swap agreements	(26,858,463)
Foreign currencies	1,671,689
Unfunded loan commitment	(71,358)

1,075,431,505

Net gain (loss) on investment and foreign currency transactions	(998,794,774)

Net Increase (Decrease) In Net Assets Resulting From Operations	$794,076,616

See Notes to Financial Statements.

214

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Distribution fee	5,088,675	3,389,394	2,491,001	—	92,836	—	—
Shareholder servicing fees	—	—	—	—	37,134	60,376	—
Transfer agent’s fees and expenses	2,622,334	330,710	453,724	18,908,222	61,864	93,607	547,900
Registration fees	66,813	24,711	13,896	340,424	14,421	13,597	229,166
Fee waiver and/or expense reimbursement	(436,772)	(31,228)	(99,555)	(2,994,136)	(23,996)	(22,420)	(2,589,840)
Distribution fee waiver	—	—	(830,334)	—	—	—	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    215

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,792,871,390	$1,407,439,553
Net realized gain (loss) on investment and foreign currency transactions	(2,074,226,279)	(1,896,041,717)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,075,431,505	(8,584,498,409)

Net increase (decrease) in net assets resulting from operations	794,076,616	(9,073,100,573)

Dividends and Distributions
Distributions from distributable earnings
Class A	(105,365,225)	(76,303,974)
Class C	(15,381,422)	(12,598,152)
Class R	(16,551,654)	(12,952,346)
Class Z	(958,128,448)	(782,143,480)
Class R2	(1,923,165)	(1,508,111)
Class R4	(3,308,377)	(3,026,388)
Class R6	(1,086,072,922)	(827,117,183)

	(2,186,731,213)	(1,715,649,634)

Tax return of capital distributions
Class A	(8,198,780)	—
Class C	(1,196,874)	—
Class R	(1,287,933)	—
Class Z	(74,554,806)	—
Class R2	(149,647)	—
Class R4	(257,434)	—
Class R6	(84,510,544)	—

	(170,156,018)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	14,843,079,550	12,745,115,941
Net asset value of shares issued in reinvestment of dividends and distributions	2,222,168,727	1,615,047,592
Cost of shares purchased	(14,023,186,614)	(22,486,569,282)

Net increase (decrease) in net assets from Fund share transactions	3,042,061,663	(8,126,405,749)

Total increase (decrease)	1,479,251,048	(18,915,155,956)

Net Assets:

Beginning of year	38,051,003,741	56,966,159,697

End of year	$39,530,254,789	$38,051,003,741

See Notes to Financial Statements.

216

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.59	$14.59	$14.76	$15.06	$13.86
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.35	0.31	0.35	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(2.91)	(0.13)	0.30	1.32
Total from investment operations	0.26	(2.56)	0.18	0.65	1.74
Less Dividends and Distributions:
Dividends from net investment income	(0.61)	(0.44)	(0.35)	(0.44)	(0.54)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.66)	(0.44)	(0.35)	(0.95)	(0.54)
Net asset value, end of year	$11.19	$11.59	$14.59	$14.76	$15.06
Total Return(b):	2.10%	(17.86)%	1.24%	4.64%	12.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,824,759	$2,008,053	$2,758,270	$5,060,608	$4,234,747
Average net assets (000)	$2,035,470	$2,296,656	$3,625,405	$4,694,599	$3,918,464
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.75%	0.76%	0.76%	0.76%
Expenses before waivers and/or expense reimbursement	0.78%	0.76%	0.78%	0.80%	0.81%
Net investment income (loss)	4.15%	2.68%	2.11%	2.40%	2.90%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    217

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.58	$14.57	$14.74	$15.05	$13.85
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.26	0.21	0.25	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(2.91)	(0.13)	0.29	1.32
Total from investment operations	0.17	(2.65)	0.08	0.54	1.63
Less Dividends and Distributions:
Dividends from net investment income	(0.53)	(0.34)	(0.25)	(0.34)	(0.43)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.58)	(0.34)	(0.25)	(0.85)	(0.43)
Net asset value, end of year	$11.17	$11.58	$14.57	$14.74	$15.05
Total Return(b):	1.27%	(18.42)%	0.52%	3.82%	11.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$310,104	$356,761	$624,724	$763,705	$662,038
Average net assets (000)	$338,939	$487,082	$705,707	$727,885	$569,236
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.49%	1.49%	1.47%	1.48%	1.49%
Expenses before waivers and/or expense reimbursement	1.50%	1.50%	1.47%	1.49%	1.50%
Net investment income (loss)	3.41%	1.93%	1.39%	1.69%	2.16%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

218

Class R Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.62	$14.62	$14.79	$15.09	$13.89
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.32	0.27	0.32	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(2.91)	(0.12)	0.30	1.32
Total from investment operations	0.23	(2.59)	0.15	0.62	1.70
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.41)	(0.32)	(0.41)	(0.50)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.64)	(0.41)	(0.32)	(0.92)	(0.50)
Net asset value, end of year	$11.21	$11.62	$14.62	$14.79	$15.09
Total Return(b):	1.77%	(18.03)%	0.99%	4.37%	12.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$304,132	$338,271	$503,005	$522,645	$539,421
Average net assets (000)	$332,133	$423,633	$521,465	$522,378	$553,588
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%	1.01%	1.01%	1.01%
Expenses before waivers and/or expense reimbursement	1.29%	1.30%	1.29%	1.29%	1.30%
Net investment income (loss)	3.89%	2.42%	1.85%	2.17%	2.65%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    219

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.55	$14.54	$14.71	$15.01	$13.82
Income (loss) from investment operations:
Net investment income (loss)	0.52	0.39	0.35	0.39	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(2.91)	(0.13)	0.30	1.32
Total from investment operations	0.29	(2.52)	0.22	0.69	1.77
Less Dividends and Distributions:
Dividends from net investment income	(0.64)	(0.47)	(0.39)	(0.48)	(0.58)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.69)	(0.47)	(0.39)	(0.99)	(0.58)
Net asset value, end of year	$11.15	$11.55	$14.54	$14.71	$15.01
Total Return(b):	2.28%	(17.57)%	1.51%	4.93%	12.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,260,271	$16,247,522	$27,785,966	$32,816,831	$25,755,393
Average net assets (000)	$17,843,531	$21,834,025	$32,125,666	$29,367,898	$20,181,162
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.49%	0.49%	0.49%	0.49%	0.50%
Expenses before waivers and/or expense reimbursement	0.51%	0.52%	0.51%	0.52%	0.53%
Net investment income (loss)	4.43%	2.92%	2.37%	2.67%	3.14%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

220

Class R2 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.56	$14.55	$14.72	$15.02	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.34	0.29	0.33	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.22)	(2.91)	(0.13)	0.30	1.31
Total from investment operations	0.25	(2.57)	0.16	0.63	1.71
Less Dividends and Distributions:
Dividends from net investment income	(0.60)	(0.42)	(0.33)	(0.42)	(0.52)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.65)	(0.42)	(0.33)	(0.93)	(0.52)
Net asset value, end of year	$11.16	$11.56	$14.55	$14.72	$15.02

Total Return(b):	1.88%	(17.89)%	1.10%	4.44%	12.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,851	$38,733	$54,918	$87,499	$47,143
Average net assets (000)	$37,134	$47,445	$75,003	$77,134	$35,563
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.89%	0.89%	0.90%
Expenses before waivers and/or expense reimbursement	0.95%	0.96%	0.93%	0.96%	1.02%
Net investment income (loss)	4.01%	2.54%	1.98%	2.27%	2.74%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    221

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.57	$14.55	$14.73	$15.02	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.50	0.37	0.33	0.37	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(2.90)	(0.14)	0.31	1.32
Total from investment operations	0.27	(2.53)	0.19	0.68	1.75
Less Dividends and Distributions:
Dividends from net investment income	(0.63)	(0.45)	(0.37)	(0.46)	(0.56)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.68)	(0.45)	(0.37)	(0.97)	(0.56)
Net asset value, end of year	$11.16	$11.57	$14.55	$14.73	$15.02

Total Return(b):	2.13%	(17.68)%	1.29%	4.77%	12.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,884	$65,262	$103,030	$121,778	$59,430
Average net assets (000)	$60,376	$88,897	$114,912	$99,194	$33,085
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.64%
Expenses before waivers and/or expense reimbursement	0.68%	0.68%	0.66%	0.70%	0.74%
Net investment income (loss)	4.26%	2.77%	2.23%	2.50%	2.96%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

222

Class R6 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.57	$14.56	$14.73	$15.03	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.40	0.36	0.41	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(2.90)	(0.12)	0.30	1.32
Total from investment operations	0.30	(2.50)	0.24	0.71	1.79
Less Dividends and Distributions:
Dividends from net investment income	(0.66)	(0.49)	(0.41)	(0.50)	(0.59)
Tax return of capital distributions	(0.05)	-	-	(0.01)	-
Distributions from net realized gains	-	-	-	(0.50)	-
Total dividends and distributions	(0.71)	(0.49)	(0.41)	(1.01)	(0.59)
Net asset value, end of year	$11.16	$11.57	$14.56	$14.73	$15.03

Total Return(b):	2.39%	(17.53)%	1.61%	5.03%	13.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,747,254	$18,996,401	$25,136,248	$21,400,826	$18,621,201
Average net assets (000)	$19,675,230	$22,463,818	$23,688,250	$20,511,616	$15,985,664
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.40%
Expenses before waivers and/or expense reimbursement	0.40%	0.40%	0.40%	0.41%	0.41%
Net investment income (loss)	4.52%	3.05%	2.47%	2.78%	3.26%
Portfolio turnover rate(d)	310%	130%	46%	53%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Total Return Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

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Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

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Notes to Financial Statements (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

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(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

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Notes to Financial Statements (continued)

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather

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than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

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Notes to Financial Statements (continued)

payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and

230

represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may

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Notes to Financial Statements (continued)

be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early

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and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a

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Notes to Financial Statements (continued)

delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is

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recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM Total Return Bond Fund    235

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.44% of average daily net assets up to $1 billion;	0.39%
0.42% of average daily net assets from $1 billion to $3 billion;
0.40% of average daily net assets from $3 billion to $5 billion;
0.39% of average daily net assets from $5 billion to $10 billion;
0.38% of average daily net assets from $10 billion to $50 billion;
0.37% of average daily net assets from $50 billion to $100 billion;
0.36% of average daily net assets over $100 billion

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or

236

reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.76%
C	1.51
R	1.01
Z	0.49
R2	0.89
R4	0.64
R6	0.39

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.25%	0.25%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

PGIM Total Return Bond Fund    237

Notes to Financial Statements (continued)

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,967,600	$41,131
C	—	18,860

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

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5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$128,498,647,729	$129,235,886,774

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 9,407,418,894	$8,253,805,516	$ —	$ —	$1,153,613,378	1,153,613,378	$121,862,059

PGIM Institutional Money Market Fund(1)(b)(wb)
698,993,982	3,053,128,695	2,206,071,305	311,696	(48,132)	1,546,314,936	1,547,088,480	2,459,750(2)

$698,993,982	$12,460,547,589	$10,459,876,821	$311,696	$(48,132)	$2,699,928,314		$124,321,809

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$2,186,731,213	$—	$170,156,018	$2,356,887,231

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,715,649,634	$—	$—	$1,715,649,634

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

PGIM Total Return Bond Fund    239

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$48,947,005,442	$378,609,371	$(6,208,712,669)	$(5,830,103,298)

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, mark-to-market of futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$6,043,252,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

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Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 47,175,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	2,200,000,000
B	5,000,000
C	500,000,000
R	500,000,000
Z	23,000,000,000
T	470,000,000
R2	400,000,000
R4	400,000,000
R6	19,700,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	59,180	0.1%
Z	462,433	0.1
R6	6,899,839	0.4

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	4	48.0

PGIM Total Return Bond Fund    241

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	52,569,915	$622,281,946
Shares issued in reinvestment of dividends and distributions	8,960,215	105,992,558
Shares purchased	(75,122,608)	(881,945,318)
Net increase (decrease) in shares outstanding before conversion	(13,592,478)	(153,670,814)
Shares issued upon conversion from other share class(es)	7,102,295	84,123,331
Shares purchased upon conversion into other share class(es)	(3,574,115)	(42,324,306)
Net increase (decrease) in shares outstanding	(10,064,298)	$(111,871,789)

Year ended October 31, 2022:
Shares sold	88,924,353	$1,137,772,862
Shares issued in reinvestment of dividends and distributions	5,396,561	70,826,934
Shares purchased	(113,228,958)	(1,480,181,856)
Net increase (decrease) in shares outstanding before conversion	(18,908,044)	(271,582,060)
Shares issued upon conversion from other share class(es)	6,429,551	84,778,225
Shares purchased upon conversion into other share class(es)	(3,414,692)	(45,612,765)
Net increase (decrease) in shares outstanding	(15,893,185)	$(232,416,600)

Class C
Year ended October 31, 2023:
Shares sold	6,399,668	$75,767,615
Shares issued in reinvestment of dividends and distributions	1,314,782	15,542,335
Shares purchased	(7,217,415)	(85,499,381)
Net increase (decrease) in shares outstanding before conversion	497,035	5,810,569
Shares purchased upon conversion into other share class(es)	(3,547,818)	(41,981,416)
Net increase (decrease) in shares outstanding	(3,050,783)	$(36,170,847)

Year ended October 31, 2022:
Shares sold	2,248,802	$29,581,983
Shares issued in reinvestment of dividends and distributions	894,885	11,786,824
Shares purchased	(12,054,408)	(159,163,364)
Net increase (decrease) in shares outstanding before conversion	(8,910,721)	(117,794,557)
Shares purchased upon conversion into other share class(es)	(3,157,938)	(41,043,331)
Net increase (decrease) in shares outstanding	(12,068,659)	$(158,837,888)

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Share Class	Shares	Amount

Class R
Year ended October 31, 2023:
Shares sold	2,381,124	$28,283,995
Shares issued in reinvestment of dividends and distributions	1,503,095	17,819,316
Shares purchased	(5,860,912)	(69,702,281)
Net increase (decrease) in shares outstanding before conversion	(1,976,693)	(23,598,970)
Shares purchased upon conversion into other share class(es)	(6,914)	(81,995)
Net increase (decrease) in shares outstanding	(1,983,607)	$(23,680,965)

Year ended October 31, 2022:
Shares sold	2,404,891	$32,214,938
Shares issued in reinvestment of dividends and distributions	981,909	12,925,031
Shares purchased	(8,683,461)	(114,107,065)
Net increase (decrease) in shares outstanding	(5,296,661)	$(68,967,096)

Class Z
Year ended October 31, 2023:
Shares sold	740,869,940	$8,746,272,700
Shares issued in reinvestment of dividends and distributions	81,912,438	964,657,554
Shares purchased	(579,267,577)	(6,821,658,980)
Net increase (decrease) in shares outstanding before conversion	243,514,801	2,889,271,274
Shares issued upon conversion from other share class(es)	5,785,332	68,368,944
Shares purchased upon conversion into other share class(es)	(17,320,863)	(202,851,123)
Net increase (decrease) in shares outstanding	231,979,270	$2,754,789,095

Year ended October 31, 2022:
Shares sold	453,283,629	$5,958,845,006
Shares issued in reinvestment of dividends and distributions	55,575,183	730,762,771
Shares purchased	(1,013,794,860)	(13,313,285,719)
Net increase (decrease) in shares outstanding before conversion	(504,936,048)	(6,623,677,942)
Shares issued upon conversion from other share class(es)	4,895,068	65,375,865
Shares purchased upon conversion into other share class(es)	(5,132,616)	(68,077,386)
Net increase (decrease) in shares outstanding	(505,173,596)	$(6,626,379,463)

Class R2
Year ended October 31, 2023:
Shares sold	768,380	$8,998,271
Shares issued in reinvestment of dividends and distributions	174,991	2,066,116
Shares purchased	(1,258,629)	(14,866,336)
Net increase (decrease) in shares outstanding	(315,258)	$(3,801,949)

Year ended October 31, 2022:
Shares sold	716,051	$9,655,709
Shares issued in reinvestment of dividends and distributions	115,006	1,506,261
Shares purchased	(1,256,057)	(16,536,284)
Net increase (decrease) in shares outstanding	(425,000)	$(5,374,314)

PGIM Total Return Bond Fund    243

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R4
Year ended October 31, 2023:
Shares sold	1,856,129	$21,964,810
Shares issued in reinvestment of dividends and distributions	181,376	2,143,680
Shares purchased	(3,207,642)	(37,752,727)
Net increase (decrease) in shares outstanding before conversion	(1,170,137)	(13,644,237)
Shares issued upon conversion from other share class(es)	2,075	23,660
Shares purchased upon conversion into other share class(es)	(3,910)	(46,720)
Net increase (decrease) in shares outstanding	(1,171,972)	$(13,667,297)

Year ended October 31, 2022:
Shares sold	2,177,443	$29,516,571
Shares issued in reinvestment of dividends and distributions	160,205	2,110,766
Shares purchased	(3,775,415)	(49,422,572)
Net increase (decrease) in shares outstanding	(1,437,767)	$(17,795,235)

Class R6
Year ended October 31, 2023:
Shares sold	452,096,153	$5,339,510,213
Shares issued in reinvestment of dividends and distributions	94,424,026	1,113,947,168
Shares purchased	(520,389,811)	(6,111,761,591)
Net increase (decrease) in shares outstanding before conversion	26,130,368	341,695,790
Shares issued upon conversion from other share class(es)	13,537,893	158,393,106
Shares purchased upon conversion into other share class(es)	(1,991,738)	(23,623,481)
Net increase (decrease) in shares outstanding	37,676,523	$476,465,415

Year ended October 31, 2022:
Shares sold	417,842,317	$5,547,528,872
Shares issued in reinvestment of dividends and distributions	60,038,594	785,129,005
Shares purchased	(563,135,936)	(7,353,872,422)
Net increase (decrease) in shares outstanding before conversion	(85,255,025)	(1,021,214,545)
Shares issued upon conversion from other share class(es)	1,452,701	18,966,800
Shares purchased upon conversion into other share class(es)	(1,075,175)	(14,387,408)
Net increase (decrease) in shares outstanding	(84,877,499)	$(1,016,635,153)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

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funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss.

PGIM Total Return Bond Fund    245

Notes to Financial Statements (continued)

The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party

246

will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any,

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Notes to Financial Statements (continued)

may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

248

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its

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Notes to Financial Statements (continued)

investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

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Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

PGIM Total Return Bond Fund    251

Notes to Financial Statements (continued)

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

252

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 40.19% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended October 31, 2023 the Fund reports the maximum amount allowable but not less than 82.47% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.87% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (‘‘PEO’’) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Total Return Bond Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Total Return Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	1st Quartile

Actual Management Fees: 3rd Quartile

Net Total Expenses: 4th Quartile

•

The Board noted that the Fund outperformed its benchmark index over the ten-year period, and underperformed its benchmark index over the remaining periods. The Board considered, too, that the Fund outperformed its benchmark index and peer group average in the fourth quarter of 2022 and performed within four basis points of its peer group average in the first quarter of 2023.

•

The Board considered PGIM Investments’ assertions that, although recent underperformance has dragged down the Fund’s trailing period record as of December 31, 2022, longer-term calendar year results remain compelling, with the Fund outperforming its benchmark index and peer median in seven of the last ten calendar years, and that the Fund also has strong returns over the long-term as demonstrated by its ten-year performance versus peers.

•	The Board also considered that a portfolio manager was added to the investment team in 2021.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, such that total annual operating expenses (exclusive of certain fees and expenses) are capped at 0.76% for Class A shares, 1.51% for Class C shares, 1.01% for Class R shares, 0.49% for Class Z shares, 0.89% for Class R2 shares, 0.64% for Class R4 shares, and 0.39% for Class R6 shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Total Return Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

    Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM TOTAL RETURN BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PDBAX	PDBCX	DTBRX	PDBZX	PDBRX	PDBSX	PTRQX

CUSIP	74440B108	74440B306	74440B801	74440B405	74440B819	74440B793	74440B884

MF166E

PGIM SHORT DURATION MULTI-SECTOR

BOND FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2     Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Multi-Sector Bond Fund

December 15, 2023

PGIM Short Duration Multi-Sector Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	2.95	1.09	1.39 (12/23/2013)

(without sales charges)	5.32	1.55	1.63 (12/23/2013)

Class C

(with sales charges)	3.30	0.70	0.82 (12/23/2013)

(without sales charges)	4.30	0.70	0.82 (12/23/2013)

Class Z

(without sales charges)	5.58	1.82	1.93 (12/23/2013)

Class R6

(without sales charges)	5.54	1.90	1.95 (12/23/2013)

Bloomberg US Government/Credit 1-3 Year Index
	3.23	1.25	1.05

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration Multi-Sector Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases prior to May 1, 2023: 1.00% on sales of $500,000 or more made within 12 months of purchase

For purchases on or after May 1, 2023: 1.00% on sales of $250,000 or more made within 18 months of purchase

		1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Government/Credit 1–3 Year Index—The Bloomberg US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/23 (%)

AAA	56.7

AA	6.0

A	8.7

BBB	10.8

BB	9.8

B	3.0

CCC	1.5

Not Rated	2.9

Cash/Cash Equivalents	0.6

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.41	5.80	5.79

Class C	0.33	5.29	5.27

Class Z	0.43	6.22	6.22

Class R6	0.43	6.29	6.26

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration Multi-Sector Bond Fund    7

Strategy and Performance Overview*  (unaudited)

How did the Fund perform?

The PGIM Short Duration Multi-Sector Bond Fund’s Class Z shares returned 5.58% in the 12-month reporting period that ended October 31, 2023, outperforming the 3.23% return of the Bloomberg US Government/Credit 1–3 Year Index (the Index).

What were the market conditions?

•

In the US, despite the debt ceiling debate and threats of a government shutdown, inflation that remained above the Federal Reserve’s (the Fed’s) 2% target, and geopolitical risks abroad, the economy proved resilient, posting strong growth for the third quarter of 2023 (i.e., annualized gross domestic product (GDP) of 4.9%) that was driven by consumer spending. With that stated, the durability of the third quarter’s economic momentum doesn’t appear to be repeatable. While September’s payrolls report of 336,000 jobs added came in much stronger than economists expected, October’s payrolls report of 150,000 jobs added was less than expected and provided further evidence of labor market rebalancing.

•

Over the reporting period, the Fed tightened monetary policy by an additional 225 basis points (bps). (One basis point equals 0.01%.) The 10-year/2-year US Treasury spread narrowed from –0.41% as of October 31, 2022 to –0.19% as of October 31, 2023, while the 10-year US Treasury yield rose by 79 bps to end the reporting period at 4.88%.

•

Interest rate volatility increased as markets sought to price in both the aggressive Federal Open Market Committee (FOMC) policy tightening and the potential for a hard landing. Toward the end of the reporting period, macroeconomic and market conditions raised hopes of a soft landing as the FOMC held interest rates steady, and Fed Chairman Jerome Powell acknowledged that higher yields on US Treasuries have aided in the tightening of financial conditions. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

•

In the elevated volatility environment, US investment-grade corporate spreads tightened as expectations for a hard landing dissipated, and fundamentals remained solid. US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. The emerging-markets sector posted positive total returns, and spreads tightened through October 2023. Meanwhile, agency mortgage-backed securities (MBS) posted negative returns over the reporting period, as elevated interest-rate volatility weighed on the sector over the first half of the reporting period.

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What worked?

•

The Fund’s yield curve positioning, particularly along the US Treasury curve, contributed to performance during the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•	Overall security selection contributed, with positioning in non-agency MBS, investment-grade corporates, CLOs, and high yield contributing the most.

•	Overall sector allocation also contributed, with overweights relative to the Index to CLOs, high yield, bank loans, and CMBS contributing the most.

•	Within credit, positioning in foreign non-corporates, healthcare & pharmaceuticals, and consumer non-cyclicals contributed.

•	In individual security selection, the Fund benefited from positioning in The Republic of Serbia, Gaz Capital SA (foreign non-corporates), and LifePoint Health Inc. (healthcare & pharmaceuticals).

What didn’t work?

•

During the reporting period, the Fund’s duration positioning, primarily in emerging-markets rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	While overall security selection contributed, positioning in municipal bonds and Treasuries detracted.

•	While overall sector allocation contributed, an underweight relative to the Index to investment-grade corporates and an overweight relative to the Index to MBS detracted.

•	Within credit, positioning in media & entertainment, cable & satellite, and telecom detracted.

•	In individual security selection, positioning in Diamond Sports Group LLC (media & entertainment), Digicel Investments Ltd. (telecom), and CSC Holdings LLC (cable & satellite) detracted.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest-rate futures and swaps to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the reporting period. In addition, the Fund traded foreign-exchange derivatives, which contributed to performance over the reporting period.

Current outlook

•	The main forces pushing the yield curve higher are the central banks and a heavy supply of government bond issuance. In PGIM Fixed Income’s view, upward

PGIM Short Duration Multi-Sector Bond Fund    9

Strategy and Performance Overview* (continued)

momentum in long-dated yields could easily continue through year-end—pushing US Treasuries toward 5% and German Bunds to 3%—and yields could go beyond those levels if fundamentals heat up again.

•

PGIM Fixed Income believes that the Fed is at or nearing the end of its aggressive tightening cycle. With inflation in the US receding, the real question is where it troughs and whether it is within an acceptable tolerance band for the Fed. After a series of hikes, the Fed once again held rates steady at the November 2023 FOMC meeting. While there were no surprises in the “higher-for-longer” interest rate messaging, it was reiterated that monetary policy works with an uncertain lag. Fed officials are increasingly expressing a desire to “wait and watch” the incoming data for signs that the effects of prior hikes transmit to the real economy and whether the October surge in market-determined rates provided the last dose of tightening in financial conditions.

•

As the economic backdrop slows and revenue growth begins to run slower than wage growth, PGIM Fixed Income expects companies will first cut hours, then wages, and then head count. If revenue growth continues to run slower than wage growth, the risk of further cuts to head count would grow—a scenario consistent with PGIM Fixed Income’s baseline US economic view whereby tight monetary, fiscal, and credit conditions slow momentum to a below-trend pace of real GDP. Under this “weakflation” scenario, PGIM Fixed Income still expects real GDP growth of between 1.0%-1.5%, inflation descending to 2.5%-3.0%, and the Fed “fine-tuning” its policy rates, with 50 bps of easing next year.

•

With the final quarter of 2023 underway, the gradual loosening of several structural anchors continues to shape PGIM Fixed Income’s economic outlook. As the anchors give way, they are affecting global regions differently, and the growing dispersion across the global economy is evident in the latest adjustments to PGIM Fixed Income’s economic scenarios. PGIM Fixed Income’s base case envisions bullish market fundamentals continuing to develop as they have in recent months, coming to the fore as a market driver moving toward and into 2024.

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term and holds allocations to structured products (CLOs and CMBS), investment-grade corporates, high yield, and emerging markets. The Fund is underweight MBS relative to the Index in favor of more attractive opportunities across spread sectors. Given the US rates repricing, PGIM Fixed Income believes there is a high bar for a more dovish repricing of the Fed versus other central banks and does not expect the US dollar weakness to continue. For now, PGIM Fixed Income is staying with its long US dollar and short Latin America and Europe biases.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Short Duration Multi-Sector Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,015.00	0.65%	$3.30
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31
Class C	Actual	$1,000.00	$1,009.50	1.50%	$7.60
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class Z	Actual	$1,000.00	$1,016.30	0.39%	$1.98
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99
Class R6	Actual	$1,000.00	$1,015.50	0.32%	$1.63
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.1%

ASSET-BACKED SECURITIES 26.5%

Automobiles 1.9%

AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D	2.130%	03/18/26		500	$477,788
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A	2.330	08/20/26		2,400	2,251,227
Series 2020-02A, Class A, 144A	2.020	02/20/27		1,100	1,001,973
Series 2023-03A, Class B, 144A	6.120	02/22/28		3,200	3,136,682
Series 2023-08A, Class C, 144A	7.340	02/20/30		1,300	1,276,576
CarMax Auto Owner Trust,
Series 2021-02, Class D	1.550	10/15/27		3,700	3,392,321
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D	1.730	07/15/26		296	291,364
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	200	136,903
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	200	138,132
Ford Credit Auto Owner Trust,
Series 2021-01, Class C, 144A	1.910	10/17/33		1,400	1,246,582
Series 2023-01, Class C, 144A	5.580	08/15/35		4,412	4,223,224
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A	2.630	06/25/26		500	467,151
Series 2023-01A, Class B, 144A	6.220	06/25/27		4,100	4,042,366
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		5,200	4,549,989
Series 2021-02A, Class B, 144A	2.120	12/27/27		500	437,921
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A	2.050	12/26/25		300	285,418
Series 2022-02A, Class B, 144A	2.650	06/26/28		1,000	867,938
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28		723	826,762
Series 2020-02, Class F, 144A	5.763	02/25/28		800	796,529
Series 2020-02, Class R, 144A	31.355	02/25/28		553	653,124
Series 2021-01, Class E, 144A	2.365	09/25/28		88	86,704
Series 2021-01, Class F, 144A	4.280	09/25/28		600	571,362
Series 2021-02, Class D, 144A	1.138	12/26/28		372	361,816
Series 2021-02, Class E, 144A	2.280	12/26/28		267	260,867
Series 2021-03, Class E, 144A	2.102	02/26/29		265	252,775
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		4,000	3,873,043
Series 2019-01A, Class B, 144A	3.950	11/14/28		900	850,695
Series 2023-01A, Class B, 144A	5.810	02/14/31		7,700	7,409,077
Series 2023-01A, Class C, 144A	6.140	02/14/31		3,400	3,268,789

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A	7.375%	05/15/32		823	$818,184
Series 2022-C, Class E, 144A	11.366	12/15/32		602	606,276
Santander Bank, NA,
Series 2021-01A, Class C, 144A	3.268	12/15/31		233	228,295
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		299	294,052
Series 2020-03, Class D	1.640	11/16/26		1,683	1,649,671
Series 2021-01, Class D	1.130	11/16/26		6,200	6,004,931
Series 2022-07, Class A2	5.810	01/15/26		1,835	1,834,268

					58,870,775

Collateralized Loan Obligations 22.6%
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	4.826(c)	04/25/34	EUR	5,250	5,405,400
Armada Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	4.541(c)	11/15/31	EUR	1,369	1,428,743
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	456	457,917
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class A, 144A, 3 Month SOFR + 1.532% (Cap N/A, Floor 1.270%)	6.947(c)	01/20/34		5,000	4,935,284
Avoca Capital CLO Ltd. (Ireland),
Series 10A, Class B1RR, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	5.315(c)	04/15/35	EUR	8,000	8,031,898
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	6.715(c)	04/18/35		25,000	24,729,982
Bain Capital Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.102(c)	01/24/33	EUR	10,000	10,432,924
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.794(c)	01/20/32		15,000	14,966,739
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class B2R, 144A, 3 Month
SOFR + 2.342% (Cap N/A, Floor 2.080%)	7.718(c)	05/17/31		10,000	9,852,937
Series 2019-16A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.797(c)	12/19/32		9,000	8,927,540

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.825%(c)	10/15/34		25,000	$24,713,877
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.761(c)	08/20/32		26,500	26,195,250
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	4.565(c)	04/15/31	EUR	7,500	7,772,288
Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.595(c)	03/15/32	EUR	4,500	4,677,236
Series 2019-01A, Class A2RA, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	5.495(c)	03/15/32	EUR	17,450	17,856,274
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.634(c)	04/17/31		2,379	2,370,072
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.357% (Cap N/A, Floor 1.095%)	6.735(c)	01/25/33		30,000	29,826,660
Cathedral Lake Ltd. (Cayman Islands),
Series 2021-08A, Class A1, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)	6.894(c)	01/20/35		9,500	9,385,282
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.857(c)	07/20/34		10,000	9,879,058
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	5.015(c)	01/15/34	EUR	8,000	8,290,050
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.864(c)	10/17/31		9,750	9,724,441
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	6.756(c)	04/20/35		8,750	8,666,136
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	2,287	2,294,032
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	4.666(c)	05/22/32	EUR	20,000	20,847,086

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

CVC Cordatus Loan Fund VIII DAC (Ireland),
Series 08A, Class A1RR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	4.815%(c)	07/15/34	EUR	6,500	$6,678,824

Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	6.885(c)	10/15/29		161	161,032
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)	6.935(c)	07/15/29		85	84,333
Series 2017-06A, Class A2, 144A, 3 Month SOFR + 1.712% (Cap N/A, Floor 1.712%)	7.105(c)	07/15/29		6,575	6,554,890
Series 2021-14A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	10/20/34		4,000	3,953,183
Series 2021-14A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)	7.427(c)	10/20/34		6,750	6,514,055

Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.326(c)	02/15/29		545	543,952

Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.824(c)	01/22/31		697	695,327

Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)	6.665(c)	04/15/31		2,464	2,453,200

Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	6.856(c)	10/20/31		5,000	4,978,989

Henley CLO DAC (Ireland),
Series 03A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)	4.926(c)	12/25/35	EUR	3,250	3,331,696

HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)	6.631(c)	02/05/31		226	224,248

ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.670(c)	04/25/31		2,668	2,657,491

Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)	4.615(c)	07/15/31	EUR	10,000	10,340,597

KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.835(c)	01/15/31		1,087	1,083,072

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)	6.684%(c)	10/17/31		17,250	$17,162,863

Madison Park Funding Ltd. (Cayman Islands),
Series 2021-59A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.797(c)	01/18/34		15,000	14,933,250

MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.794(c)	04/21/31		1,063	1,054,312
Series 2018-08A, Class B, 144A, 3 Month SOFR + 1.912% (Cap N/A, Floor 0.000%)	7.291(c)	02/20/31		1,500	1,467,505

Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.687(c)	10/12/30		5,972	5,928,990
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)	6.775(c)	07/15/31		4,904	4,878,993

Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.472%)	6.869(c)	06/20/34		13,995	13,890,853
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	6.860(c)	09/01/31		17,500	17,395,810

OAK Hill European Credit Partners Designated Activity Co. (Ireland),
Series 2016-05A, Class ARR, 144A, 3 Month EURIBOR + 0.980% (Cap N/A, Floor 0.980%)	4.982(c)	01/21/35	EUR	9,000	9,234,556

OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.721(c)	04/26/31		4,869	4,843,275
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	6.644(c)	01/15/33		9,500	9,376,889

OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1R, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)	7.436(c)	10/18/35		8,500	8,495,600

OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)	6.744(c)	04/17/31		18,049	17,934,720
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)	6.902(c)	10/30/30		584	583,201

Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A2, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	8.394(c)	04/15/31		13,000	12,986,666

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)	6.871%(c)	02/14/34		10,000	$9,837,837
Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)	6.677(c)	10/20/31		9,000	8,956,248
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.835(c)	10/15/34		15,000	14,788,309

Providus CLO DAC (Ireland),
Series 02A, Class B1R, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	5.615(c)	07/15/31	EUR	5,875	6,028,229

Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.857(c)	10/20/34		15,000	14,825,676
Series 2021-03A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)	7.427(c)	10/20/34		8,925	8,672,608
Series 2023-01A, Class B, 144A	— (p)	01/20/36		7,000	6,997,501

Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 1.175%)	6.815(c)	07/25/31		481	478,958

Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)	6.731(c)	05/07/31		2,980	2,958,825
Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 0.262%)	6.716(c)	08/15/30		7,489	7,469,239

Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.750(c)	04/25/31		3,404	3,390,948

Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)	6.917(c)	07/20/30		198	198,130

Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	6.711(c)	01/26/31		3,952	3,921,794

St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	4.786(c)	04/25/30	EUR	5,962	6,212,398
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)	4.525(c)	02/20/30	EUR	19,865	20,692,968

TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.832(c)	10/29/34		7,250	7,155,796

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TCW CLO Ltd. (Cayman Islands), (cont’d.)
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	6.696%(c)	10/20/32		22,000	$21,758,000

Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)	6.904(c)	01/17/30		819	814,412

THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.837(c)	07/20/34		15,000	14,830,452

Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	4.946(c)	07/25/34	EUR	13,500	13,902,515

Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)	6.915(c)	01/15/32		3,250	3,225,822
Series 2017-28AA, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)	6.887(c)	10/20/34		14,500	14,337,970

Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.764(c)	07/17/31		4,572	4,540,406
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	10/20/31		2,250	2,236,629
Series 2018-03A, Class A1A, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)	6.927(c)	01/20/32		2,750	2,736,346
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.797(c)	07/20/32		17,625	17,460,053

Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.814(c)	01/17/31		882	877,088

Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)	6.865(c)	10/15/34		4,500	4,436,962

Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)	6.945(c)	04/15/30		392	390,532
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.877(c)	07/20/31		4,327	4,306,915

					690,529,044

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 1.2%

Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509%	10/20/39	CAD	700	$488,680

Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320	04/21/31		600	533,284

Lendmark Funding Trust,
Series 2021-01A, Class A, 144A	1.900	11/20/31		5,000	4,322,073
Series 2021-01A, Class B, 144A	2.470	11/20/31		200	164,611

Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		717	696,619

OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32		45	44,847
Series 2020-02A, Class A, 144A	1.750	09/14/35		2,400	2,148,504
Series 2022-02A, Class D, 144A	6.550	10/14/34		6,870	6,636,637
Series 2023-01A, Class A, 144A	5.500	06/14/38		12,200	11,680,626
Series 2023-01A, Class D, 144A	7.490	06/14/38		100	96,401

Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A	3.080	08/08/25		442	438,705

Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28		898	850,396

Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		1,604	1,599,182

Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32		3,300	3,080,195

SoFi Consumer Loan Program Trust,
Series 2022-01S, Class A, 144A	6.210	04/15/31		4,445	4,443,616

					37,224,376

Credit Cards 0.2%

Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)	6.167(c)	03/15/29	GBP	1,900	2,308,985
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)	6.418(c)	03/15/29		1,700	1,696,054
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)	5.997(c)	07/15/29	GBP	800	971,697

Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	6.598(c)	11/15/28	GBP	1,640	1,993,482

					6,970,218

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans 0.2%

Asset-Backed Funding Certificate Trust,
Series 2003-AHL01, Class A1	3.684%(cc)	03/25/33		35	$34,108
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month SOFR + 1.614% (Cap 11.000%, Floor 1.500%)	6.939(c)	03/25/43		111	106,718
Home Equity Asset Trust,
Series 2003-08, Class M1, 1 Month SOFR + 1.194% (Cap N/A, Floor 1.080%)	6.519(c)	04/25/34		153	148,592
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	7.021(c)	03/25/54		579	579,509
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class A3, 1 Month SOFR + 1.154% (Cap N/A, Floor 1.040%)	6.479(c)	10/25/33		1,054	1,011,405
Series 2003-NC10, Class M1, 1 Month SOFR + 1.134% (Cap N/A, Floor 1.020%)	6.459(c)	10/25/33		61	59,840
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A	6.875	02/25/63		1,068	1,064,909
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A	7.294(cc)	10/25/63		2,600	2,613,281

					5,618,362

Other 0.1%

TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)	8.239(c)	06/25/24		4,340	4,230,334

Residential Mortgage-Backed Securities 0.2%

Countrywide Asset-Backed Certificates,
Series 2003-BC02, Class 2A1, 1 Month SOFR + 0.714% (Cap 13.875%, Floor 0.600%)	6.039(c)	06/25/33		103	93,761
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month SOFR + 0.534% (Cap N/A, Floor 0.420%)	5.859(c)	08/25/34		1,045	957,737
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)	5.826(c)	11/25/60	EUR	1,227	1,239,390

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	5.845%(c)	09/27/75	EUR	2,429		$2,504,563
Structured Asset Investment Loan Trust,
Series 2003-BC02, Class A3, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)	6.139(c)	04/25/33		25		24,639
TFS (Spain),
Series 2018-03^	0.000(s)	04/16/40	EUR	—(r	)	1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	7.122(c)	03/15/26	EUR	1,111		998,949

						5,819,040

Student Loans 0.1%

Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000	02/25/43		1,440		289,601
Series 2018-C, Class A, 144A	0.000(cc)	08/25/43		492		451,615
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		854		787,310
Series 2019-A, Class R, 144A	0.000	10/25/48		1,188		228,533
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month SOFR + 2.364% (Cap N/A, Floor 1.250%)	7.689(c)	11/29/24		1,066		1,065,689

						2,822,748

TOTAL ASSET-BACKED SECURITIES (cost $844,480,529)						812,084,897

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.0%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF02, Class A4, 144A	2.252	06/15/54		18,000		13,544,037
BANK,
Series 2017-BNK05, Class A4	3.131	06/15/60		1,000		903,604
Series 2017-BNK06, Class A4	3.254	07/15/60		230		208,701
Series 2018-BN10, Class A4	3.428	02/15/61		4,665		4,191,323
Series 2019-BN17, Class A3	3.456	04/15/52		4,200		3,668,157
Series 2019-BN18, Class A3	3.325	05/15/62		1,800		1,532,692
Series 2019-BN24, Class A2	2.707	11/15/62		3,500		2,869,371
Series 2020-BN25, Class A3	2.391	01/15/63		5,050		4,612,019
Series 2020-BN29, Class A3	1.742	11/15/53		2,000		1,440,609
Series 2021-BN33, Class A4	2.270	05/15/64		10,400		8,024,248
BANK5,
Series 2023-5YR02, Class A3	6.656(cc)	07/15/56		15,000		15,131,396

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Barclays Commercial Mortgage Securities Trust,
Series 2019-C05, Class A3	2.805%	11/15/52	6,100	$5,082,037
Series 2023-C20, Class A2	6.383(cc)	07/15/56	3,550	3,477,662
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966	08/10/33	7,425	6,811,187
BBCMS Mortgage Trust,
Series 2023-C21, Class A2	6.506(cc)	09/15/56	6,500	6,555,279
Benchmark Mortgage Trust,
Series 2018-B08, Class A4	3.963	01/15/52	780	710,089
Series 2019-B10, Class A3	3.455	03/15/62	3,100	2,708,867
Series 2020-B17, Class A4	2.042	03/15/53	3,400	2,609,848
Series 2020-B20, Class A3	1.945	10/15/53	10,000	7,998,930
Series 2020-B21, Class A4	1.704	12/17/53	2,000	1,506,829
Series 2020-B22, Class XB, IO, 144A	0.993(cc)	01/15/54	62,848	3,326,997
Series 2021-B26, Class A4	2.295	06/15/54	10,600	8,023,288
Series 2023-V02, Class A3	5.812(cc)	05/15/55	15,500	15,124,557
Series 2023-V03, Class A3	6.363(cc)	07/15/56	15,000	15,004,284
BMO Mortgage Trust,
Series 2023-5C01, Class A3	6.534(cc)	08/15/56	13,000	13,066,074
Series 2023-C05, Class A2	6.518	06/15/56	9,700	9,551,754
Series 2023-C06, Class A2	6.644(cc)	09/15/56	12,000	11,957,270
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.000%)	7.449(c)	10/15/36	1,785	1,758,003
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.300%)	7.749(c)	10/15/36	6,545	6,409,778
BX Trust,
Series 2021-LGCY, Class F, 144A, 1 Month SOFR + 2.063% (Cap N/A, Floor 1.949%)	7.397(c)	10/15/36	11,000	10,343,516
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.035(c)	01/15/39	13,400	12,778,905
Series 2022-VAMF, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.035(c)	01/15/39	5,700	5,266,471
CD Mortgage Trust,
Series 2017-CD04, Class A3	3.248	05/10/50	553	500,089
Series 2017-CD05, Class A3	3.171	08/15/50	800	721,627
Series 2017-CD06, Class A4	3.190	11/13/50	1,650	1,489,989
CENT Trust,
Series 2023-CITY, Class A, 144A, 1 Month SOFR + 2.620% (Cap N/A, Floor 2.620%)	7.955(c)	09/15/28	5,900	5,918,453
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	1,584	1,470,309
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575	05/10/47	54	54,103

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Citigroup Commercial Mortgage Trust, (cont’d.)
Series 2016-C02, Class A3	2.575%	08/10/49	2,898	$2,664,681
Series 2017-C04, Class A3	3.209	10/12/50	974	870,622
Series 2017-P07, Class XC, IO	0.326(cc)	04/14/50	16,000	144,406
Series 2018-C06, Class A3	4.145	11/10/51	4,866	4,390,106
Series 2019-GC43, Class A3	2.782	11/10/52	10,000	8,207,660
Series 2019-SMRT, Class D, 144A	4.745(cc)	01/10/36	400	399,283
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778(cc)	11/10/31	300	269,250
Series 2016-CLNE, Class C, 144A	2.778(cc)	11/10/31	100	87,750
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month SOFR + 2.880% (Cap N/A, Floor 2.766%)	8.216(c)	11/15/37	2,212	2,183,979
Commercial Mortgage Trust,
Series 2014-CR15, Class XB, IO, 144A	0.024(cc)	02/10/47	157,461	1,575
Series 2014-CR17, Class A5	3.977	05/10/47	6,400	6,310,029
Series 2016-COR01, Class A3	2.826	10/10/49	693	629,126
Series 2017-COR02, Class A2	3.239	09/10/50	9,978	9,065,971
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)	7.532(c)	05/15/36	3,292	3,239,601
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	3,407	3,130,872
CSAIL Commercial Mortgage Trust,
Series 2018-CX12, Class A3 (original cost $1,918,987; purchased 08/08/18)(f)	3.959	08/15/51	1,900	1,742,122
Series 2019-C15, Class A3	3.779	03/15/52	6,000	5,356,649
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	200	129,295
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	284	257,946
Series 2017-C06, Class A4	3.071	06/10/50	600	548,603
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555(cc)	09/10/35	250	192,477
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0069, Class X1, IO	0.345(cc)	09/25/27	6,390	75,457
Series K0090, Class X1, IO	0.708(cc)	02/25/29	99,323	3,165,464
Series K0093, Class X1, IO	0.943(cc)	05/25/29	12,690	522,787
Series K0097, Class X1, IO	1.091(cc)	07/25/29	17,885	885,433
Series K0101, Class X1, IO	0.834(cc)	10/25/29	18,903	744,758
Series K0122, Class X1, IO	0.879(cc)	11/25/30	37,429	1,728,468
Series K0735, Class X1, IO	0.957(cc)	05/25/26	8,304	158,560
Series K1513, Class X1, IO	0.858(cc)	08/25/34	30,750	1,762,565

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series Q001, Class XA, IO	2.109%(cc)	02/25/32	12,962	$971,000
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month SOFR + 2.344% (Cap N/A, Floor 2.230%)	7.680(c)	08/01/24	8,500	8,412,529
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.472(cc)	04/10/47	15,000	5,301
Series 2017-GS06, Class A2	3.164	05/10/50	786	708,030
Series 2017-GS07, Class A3	3.167	08/10/50	1,180	1,042,430
Series 2017-GS08, Class A3	3.205	11/10/50	1,400	1,257,208
Series 2019-GC38, Class A3	3.703	02/10/52	6,950	6,116,843
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478	06/15/34	140	136,670
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5	3.672	11/15/47	1,400	1,351,598
Series 2015-C29, Class A4	3.611	05/15/48	1,890	1,792,470
Series 2015-C30, Class A5	3.822	07/15/48	4,200	3,952,835
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	2,910	2,677,146
Series 2017-C07, Class A4	3.147	10/15/50	1,100	985,387
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	10,600	3,605,313
MHP,
Series 2022-MHIL, Class E, 144A, 1 Month SOFR + 2.611% (Cap N/A, Floor 2.611%)	7.945(c)	01/15/27	2,917	2,745,412
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A3	3.058	05/15/49	2,536	2,371,225
Series 2016-C30, Class A4	2.600	09/15/49	6,232	5,670,728
Series 2017-C33, Class A4	3.337	05/15/50	1,200	1,094,495
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540	12/15/48	3,839	3,648,549
Series 2017-H01, Class A4	3.259	06/15/50	1,100	996,842
Series 2017-HR02, Class A3	3.330	12/15/50	1,982	1,780,089
Series 2018-H04, Class A3	4.043	12/15/51	1,455	1,312,392
Series 2019-H06, Class A3	3.158	06/15/52	1,600	1,363,553
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	800	628,876
Series 2021-L07, Class A4	2.322	10/15/54	11,000	8,259,199
MSWF Commercial Mortgage Trust,
Series 2023-01, Class A2	6.451	05/15/56	21,000	20,594,240
Natixis Commercial Mortgage Securities Trust,
Series 2019-LVL, Class A, 144A	3.885	08/15/38	4,750	4,115,199

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	6.948%(c)	03/15/36		5,000	$4,573,718
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, SONIA + 1.619% (Cap 6.500%, Floor 1.500%)	6.500(c)	01/23/29	GBP	8,000	9,358,965
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225	08/15/50		471	430,516
Series 2017-C07, Class A3	3.418	12/15/50		1,934	1,777,846
Series 2018-C08, Class A3	3.720	02/15/51		2,160	1,930,414
Series 2018-C10, Class A3	4.048	05/15/51		1,400	1,264,228
Series 2018-C14, Class A3	4.180	12/15/51		2,656	2,413,937
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684	10/15/49		1,277	1,164,758
Series 2017-C39, Class A4	3.157	09/15/50		1,400	1,261,616
Series 2017-C40, Class A3	3.317	10/15/50		350	317,498
Series 2017-RB01, Class A4	3.374	03/15/50		632	569,327
Series 2018-C43, Class XB, IO	0.311(cc)	03/15/51		51,500	691,073
Series 2018-C46, Class XB, IO	0.365(cc)	08/15/51		104,789	1,640,105
Series 2020-C56, Class A4	2.194	06/15/53		3,300	2,577,301
Series 2021-FCMT, Class E, 144A, 1 Month SOFR + 4.614% (Cap N/A, Floor 4.500%)	9.949(c)	05/15/31		7,000	6,115,160

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $445,484,689)					398,899,868

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% (original cost $36,600; purchased 03/21/23 - 04/05/23)(f) (cost $36,600)	7.000	11/16/23(d)(oo)		248	12,420

CORPORATE BONDS 28.4%

Aerospace & Defense 0.9%

BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A	3.800	10/07/24		60	58,759
Gtd. Notes, 144A	3.850	12/15/25		30	28,762
Boeing Co. (The),
Sr. Unsec’d. Notes	1.433	02/04/24		11,940	11,792,486
Sr. Unsec’d. Notes	2.250	06/15/26		80	72,526

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Boeing Co. (The), (cont’d.)
Sr. Unsec’d. Notes	2.750%	02/01/26	90	$83,763
Sr. Unsec’d. Notes	3.625	02/01/31	3,940	3,321,133
Sr. Unsec’d. Notes	4.875	05/01/25	290	284,922
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	2,175	2,086,430
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	627	624,649
Sr. Unsec’d. Notes, 144A(a)	7.500	02/01/29	325	301,031
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	10,475	10,082,188
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	115	111,359
Sr. Unsec’d. Notes	4.400	06/15/28	50	46,654
RTX Corp.,
Sr. Unsec’d. Notes	3.125	05/04/27	20	18,216
Sr. Unsec’d. Notes	7.200	08/15/27	30	31,248

				28,944,126

Agriculture 0.0%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	140	117,562
Gtd. Notes	4.700	04/02/27	15	14,277
BAT International Finance PLC (United Kingdom),
Gtd. Notes	4.448	03/16/28	70	64,529
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	3.125	07/26/24	300	293,113

				489,481

Airlines 0.2%

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A	6.500	06/20/27	251	248,201
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	3,365	3,248,145
Sr. Unsec’d. Notes	5.250	05/04/25	335	330,337
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	10/11/27	86	80,503
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	2,370	2,204,320

				6,111,506

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.0%

Hanesbrands, Inc.,
Gtd. Notes, 144A(a)	4.875%	05/15/26	825	$758,390
Tapestry, Inc.,
Sr. Unsec’d. Notes	4.125	07/15/27	120	108,717

				867,107

Auto Manufacturers 0.9%

Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A	1.625	12/13/24	310	295,461
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	575	488,905
Sr. Unsec’d. Notes	4.134	08/04/25	925	882,022
Sr. Unsec’d. Notes(a)	6.800	05/12/28	3,050	3,042,356
Sr. Unsec’d. Notes	6.950	03/06/26	1,275	1,278,733
General Motors Co.,
Sr. Unsec’d. Notes	6.600	04/01/36	3,755	3,525,598
General Motors Financial Co., Inc.,
Gtd. Notes	3.850	01/05/28	35	31,497
Gtd. Notes	4.000	01/15/25	155	150,712
Sr. Unsec’d. Notes	1.500	06/10/26	335	295,587
Sr. Unsec’d. Notes	2.400	04/10/28	6,635	5,592,351
Sr. Unsec’d. Notes	5.000	04/09/27	70	66,883
Sr. Unsec’d. Notes	5.400	04/06/26	335	327,812
Sr. Unsec’d. Notes	6.050	10/10/25	75	74,711
Sr. Unsec’d. Notes, SOFR + 1.200%	6.542(c)	11/17/23	8,310	8,310,934
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	1.000	09/17/24	35	33,457
Sr. Unsec’d. Notes, 144A	2.375	10/15/27	55	47,362
Sr. Unsec’d. Notes, 144A	3.500	11/02/26	105	97,305
Sr. Unsec’d. Notes, 144A	5.600	03/30/28	30	29,038
Sr. Unsec’d. Notes, 144A, MTN	0.875	06/14/24	75	72,580
Sr. Unsec’d. Notes, 144A, MTN	1.500	06/15/26	25	22,218
Sr. Unsec’d. Notes, 144A, MTN	1.800	01/10/28	15	12,474
Sr. Unsec’d. Notes, 144A, MTN	2.000	06/15/28	30	24,678
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	1.125	09/16/24	300	286,194
Stellantis Finance US, Inc.,
Gtd. Notes, 144A	1.711	01/29/27	335	290,745

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.800%(cc)	10/24/25	3,500	$3,374,345
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	1.250	11/24/25	200	182,224

				28,836,182

Auto Parts & Equipment 0.1%

Aptiv PLC/Aptiv Corp.,
Gtd. Notes	2.396	02/18/25	330	314,660
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	850	826,625
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	1,550	1,243,876

				2,385,161

Banks 8.3%

ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN	6.575(ff)	10/13/26	10,700	10,679,721
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A	4.875	01/11/29	1,250	1,153,125
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	600	535,769
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN	5.375	05/22/33	1,452	1,350,360
Bank of America Corp.,
Sr. Unsec’d. Notes	2.572(ff)	10/20/32	2,485	1,862,716
Sr. Unsec’d. Notes	2.592(ff)	04/29/31	8,630	6,805,872
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	2,780	2,131,973
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	530	479,626
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	1,665	1,238,401
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	1,615	1,273,665
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	1,350	1,131,801
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	675	622,674
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	2,325	2,114,009
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	8,620	6,606,544
Sub. Notes, MTN	4.450	03/03/26	6,500	6,225,186
Sub. Notes, Series L, MTN	3.950	04/21/25	300	290,029
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625(ff)	09/20/26(oo)	125	107,541

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.650%	03/16/25	200	$192,368
Sr. Unsec’d. Notes	3.932(ff)	05/07/25	1,400	1,380,285
Sr. Unsec’d. Notes	5.829(ff)	05/09/27	335	327,050
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	4,255	3,559,306
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32	4,415	3,356,172
Sr. Unsec’d. Notes, 144A	3.375	01/09/25	350	337,992
Sr. Unsec’d. Notes, 144A	5.335(ff)	06/12/29	335	321,663
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN	5.975(ff)	01/18/27	10,000	9,835,827
Sub. Notes, 144A, MTN	4.625	07/11/24	335	329,445
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	5.750	05/05/26	1,400	1,370,686
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	6,615	5,538,094
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	2,125	2,010,786
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	1,155	1,032,902
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	2,685	2,038,398
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	810	645,717
Sr. Unsec’d. Notes	3.200	10/21/26	2,495	2,302,276
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	990	889,684
Sub. Notes	4.125	07/25/28	1,260	1,130,167
Sub. Notes	4.300	11/20/26	335	314,816
Sub. Notes	4.400	06/10/25	210	203,234
Sub. Notes	4.450	09/29/27	6,500	6,005,439
Sub. Notes	4.600	03/09/26	165	158,140
Sub. Notes	6.174(ff)	05/25/34	3,555	3,315,463
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	6.316(ff)	10/03/29	4,895	4,807,341
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A, MTN	6.259(ff)	09/22/26	3,910	3,902,740
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.961(ff)	11/26/25	2,655	2,557,953
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, EMTN	2.750	09/16/25	2,000	1,902,096
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.625	10/16/24	500	480,592
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	450	451,554
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	3,095	2,451,178

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	2.383%(ff)	07/21/32	9,335	$6,934,755
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	2,640	2,011,336
Sr. Unsec’d. Notes(a)	3.102(ff)	02/24/33	3,523	2,737,341
Sr. Unsec’d. Notes	3.500	01/23/25	515	498,852
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	275	247,002
Sr. Unsec’d. Notes	3.850	01/26/27	800	745,103
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	1,075	980,485
Sr. Unsec’d. Notes	6.484(ff)	10/24/29	8,600	8,595,050
Sr. Unsec’d. Notes, EMTN	4.650(cc)	05/31/24	2,244	2,218,837
Sr. Unsec’d. Notes, MTN	4.800	07/08/44	125	99,011
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	600	593,066
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	1,515	1,466,152
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	2,260	2,112,373
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	4,510	4,123,203
Sr. Unsec’d. Notes	2.069(ff)	06/01/29	6,015	4,997,628
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	6,175	4,679,232
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	6,395	4,936,709
Sr. Unsec’d. Notes	2.963(ff)	01/25/33	2,690	2,096,001
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	375	336,170
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	4,500	4,171,955
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	1,550	1,411,419
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	6,920	6,362,863
Sub. Notes	3.875	09/10/24	310	304,040
KeyCorp,
Sr. Unsec’d. Notes, MTN	2.550	10/01/29	2,460	1,839,716
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	800	735,709
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.309(ff)	07/20/32	6,285	4,677,907
Sr. Unsec’d. Notes	2.801	07/18/24	1,930	1,884,634
Mizuho Financial Group, Inc. (Japan),
Sub. Notes, 144A	4.353	10/20/25	335	321,260
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	7,920	5,843,707
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	4,280	3,857,262
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	1,150	1,046,919
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	3,295	2,384,215
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	3,905	2,830,781
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32	1,680	1,256,625

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, MTN	2.943%(ff)	01/21/33	3,875	$2,972,907
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	640	579,913
Sub. Notes, GMTN	4.350	09/08/26	5,505	5,206,099
Sub. Notes, MTN	5.000	11/24/25	175	170,987
PNC Bank NA,
Sub. Notes	4.050	07/26/28	350	311,483
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.673(ff)	06/14/27	335	291,901
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	2.226(ff)	01/21/26	7,500	7,066,499
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	10.156(c)	09/30/24	9,709	9,627,483
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	7.161(ff)	10/30/29	3,365	3,384,448
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26	335	311,815
Sr. Unsec’d. Notes, 144A	3.091(ff)	05/14/32	3,510	2,705,346
Sr. Unsec’d. Notes, 144A	4.488(ff)	05/12/26	1,635	1,585,098
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%	6.921(c)	05/12/26	5,085	5,115,611
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569(ff)	09/22/26	1,180	1,080,767
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	3,050	1,948,853
Sr. Unsec’d. Notes	6.303(ff)	10/23/29	11,845	11,746,618
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	2,575	2,040,875

				253,242,397

Beverages 0.0%

Constellation Brands, Inc.,
Sr. Unsec’d. Notes	5.000	02/02/26	40	39,298

Biotechnology 0.2%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.200	02/21/27	30	26,884
Sr. Unsec’d. Notes	3.125	05/01/25	280	269,320
Sr. Unsec’d. Notes	5.150	03/02/28	335	326,935
Sr. Unsec’d. Notes	5.600	03/02/43	4,555	4,060,513

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Biotechnology (cont’d.)

Baxalta, Inc.,
Gtd. Notes	4.000%	06/23/25		925	$897,688

					5,581,340

Building Materials 0.1%

JELD-WEN, Inc.,
Gtd. Notes, 144A(a)	4.875	12/15/27		2,239	1,908,253
Lennox International, Inc.,
Gtd. Notes	1.700	08/01/27		30	25,704
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.750	01/15/28		2,000	1,792,291

					3,726,248

Chemicals 0.4%

Ashland Services BV,
Gtd. Notes	2.000	01/30/28	EUR	3,900	3,506,787
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.125	09/22/24	EUR	1,400	1,425,316
FMC Corp.,
Sr. Unsec’d. Notes	5.150	05/18/26		70	67,559
LYB International Finance III LLC,
Gtd. Notes	1.250	10/01/25		185	168,832
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24		1,800	1,768,860
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	3.000	04/01/25		35	33,478
Sr. Unsec’d. Notes	4.900	03/27/28		335	320,595
Sr. Unsec’d. Notes	5.950	11/07/25		20	19,992
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25		96	92,194
Sasol Financing USA LLC (South Africa),
Gtd. Notes(a)	4.375	09/18/26		1,020	897,600
Gtd. Notes	5.875	03/27/24		3,060	3,017,803
Gtd. Notes(a)	6.500	09/27/28		600	527,100
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25		85	81,506
Sr. Unsec’d. Notes	3.450	06/01/27		45	41,628
Sr. Unsec’d. Notes	4.050	08/08/24		25	24,622

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

TPC Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $226,437; purchased 12/15/22)(f)	13.000%	12/16/27		226	$226,864
Westlake Corp.,
Sr. Unsec’d. Notes	0.875	08/15/24		70	67,216
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	3.800	06/06/26		335	316,109

					12,604,061

Commercial Services 0.8%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		1,125	1,053,197
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29		1,800	1,301,220
Sr. Unsec’d. Notes, 144A	9.750	07/15/27		2,028	1,766,182
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,000	817,500
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,925	1,564,640
Brink’s Co. (The),
Gtd. Notes, 144A(a)	4.625	10/15/27		2,696	2,442,845
Gtd. Notes, 144A(a)	5.500	07/15/25		1,000	974,947
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	0.886	09/29/25		2,900	2,643,132
Sr. Unsec’d. Notes	0.894	12/10/25		3,643	3,290,812
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	2.375	09/25/26	EUR	1,614	1,594,531
Equifax, Inc.,
Sr. Unsec’d. Notes	5.100	06/01/28		330	314,804
ERAC USA Finance LLC,
Gtd. Notes, 144A	4.600	05/01/28		335	318,894
Georgetown University (The),
Unsec’d. Notes, Series A	5.215	10/01/2118		785	613,795
Global Payments, Inc.,
Sr. Unsec’d. Notes	1.500	11/15/24		80	76,031
Sr. Unsec’d. Notes	2.150	01/15/27		80	70,302
Sr. Unsec’d. Notes	2.650	02/15/25		45	42,903
Sr. Unsec’d. Notes	4.450	06/01/28		85	78,227
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31		350	345,137

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Nexi SpA (Italy),
Sr. Unsec’d. Notes(a)	2.125%	04/30/29	EUR	5,090	$4,412,258
United Rentals North America, Inc.,
Gtd. Notes	5.500	05/15/27		320	308,857

					24,030,214

Computers 0.2%

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	2,180	2,198,505
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes	6.020	06/15/26		175	175,128
Genpact Luxembourg Sarl,
Gtd. Notes	3.375	12/01/24		125	120,499
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26		170	152,867
Leidos, Inc.,
Gtd. Notes	3.625	05/15/25		175	168,113
NCR Atleos Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29		971	951,608
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25		1,967	1,921,705

					5,688,425

Distribution/Wholesale 0.2%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28		6,219	5,269,188
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A	6.750	03/15/28		225	220,500

					5,489,688

Diversified Financial Services 1.0%

American Express Co.,
Sr. Unsec’d. Notes	6.338(ff)	10/30/26		8,335	8,357,125
Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610	05/03/27		2,925	2,669,121
Capital One Financial Corp.,
Sr. Unsec’d. Notes	3.300	10/30/24		335	324,960
Sr. Unsec’d. Notes	4.927(ff)	05/10/28		35	32,374
Sr. Unsec’d. Notes	4.985(ff)	07/24/26		95	91,587

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Capital One Financial Corp., (cont’d.)
Sr. Unsec’d. Notes	7.149%(ff)	10/29/27		4,450	$4,450,809
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	3.150	07/24/24		2,000	1,963,476
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN	2.750	11/02/27		250	228,855
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%^	7.720(c)	05/31/25		9,300	8,788,500
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.625	11/15/27		110	100,659
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000	01/15/27		425	395,553
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		800	635,645
Gtd. Notes	6.125	03/15/24		887	884,934
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28		200	198,412
Sr. Unsec’d. Notes, GMTN	1.841	09/21/28	EUR	1,460	1,299,322

					30,421,332

Electric 1.7%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.950	06/01/28		35	32,072
AES Corp. (The),
Sr. Unsec’d. Notes	1.375	01/15/26		30	26,647
Sr. Unsec’d. Notes	5.450	06/01/28		250	238,536
Ameren Corp.,
Sr. Unsec’d. Notes	2.500	09/15/24		20	19,405
Sr. Unsec’d. Notes	3.650	02/15/26		170	161,823
Black Hills Corp.,
Sr. Unsec’d. Notes	5.950	03/15/28		25	24,730
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.250	06/01/26		494	475,971
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		1,300	1,096,213
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		1,950	1,574,206
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	1.450	06/01/26		25	22,428
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A(a)	4.688	05/15/29		3,011	2,664,735

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Dominion Energy, Inc.,
Jr. Sub. Notes	3.071%	08/15/24	35	$34,118
DTE Energy Co.,
Sr. Unsec’d. Notes, Series F	1.050	06/01/25	155	143,242
Duke Energy Corp.,
Sr. Unsec’d. Notes	4.300	03/15/28	115	107,907
Edison International,
Sr. Unsec’d. Notes	4.700	08/15/25	10,000	9,708,458
Sr. Unsec’d. Notes	4.950	04/15/25	55	53,805
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A	3.625	10/13/25	305	293,266
Sr. Unsec’d. Notes, 144A	5.700	05/23/28	335	327,884
Entergy Corp.,
Sr. Unsec’d. Notes	0.900	09/15/25	35	31,861
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125	02/11/25	475	465,500
Eversource Energy,
Sr. Unsec’d. Notes	2.900	03/01/27	125	113,371
Sr. Unsec’d. Notes	4.200	06/27/24	70	69,125
Sr. Unsec’d. Notes	4.750	05/15/26	160	155,552
Sr. Unsec’d. Notes	5.450	03/01/28	150	146,436
Sr. Unsec’d. Notes, Series H	3.150	01/15/25	15	14,506
Sr. Unsec’d. Notes, Series M	3.300	01/15/28	25	22,528
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350	01/15/25	125	121,814
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series B, MTN	6.270	01/03/26	85	86,522
Local Gov’t. Gtd. Notes, Series FSA	8.250	04/15/26	357	376,994
Local Gov’t. Gtd. Notes, Series FSA	8.625	06/15/29	108	121,558
Local Gov’t. Gtd. Notes, Series GH	8.250	04/15/26	314	331,586
Local Gov’t. Gtd. Notes, Series GQ	8.250	01/15/27	670	715,004
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29	1,158	1,317,158
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	1,726	1,748,672
Local Gov’t. Gtd. Notes, Series MBIA	8.250	01/15/27	470	501,570
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	320	279,800
Sr. Sec’d. Notes, Series 6, 144A	5.000	11/12/24	2,000	1,938,560
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	425	420,304
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30	1,640	1,399,172

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	3.550%	05/01/27		335	$308,199
Gtd. Notes	4.255	09/01/24		220	216,445
Gtd. Notes	4.625	07/15/27		185	176,291
Gtd. Notes	6.051	03/01/25		335	334,856
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A	3.508	10/01/24		140	136,445
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		5,500	5,164,960
Gtd. Notes	6.625	01/15/27		858	833,932
Gtd. Notes, 144A	5.250	06/15/29		625	552,654
Sr. Sec’d. Notes, 144A	3.750	06/15/24		50	49,021
Pacific Gas & Electric Co.,
First Mortgage	3.150	01/01/26		75	69,385
First Mortgage	3.300	12/01/27		175	152,469
First Mortgage	3.400	08/15/24		135	131,935
First Mortgage	4.950	06/08/25		45	43,934
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	3.250	03/15/28		90	80,068
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	1,000	1,017,585
Pinnacle West Capital Corp.,
Sr. Unsec’d. Notes	1.300	06/15/25		335	310,532
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	0.800	08/15/25		20	18,302
Sr. Unsec’d. Notes	2.875	06/15/24		110	107,835
Sempra,
Sr. Unsec’d. Notes	3.400	02/01/28		225	202,706
Sr. Unsec’d. Notes	4.000	02/01/48		580	395,463
Southern Co. (The),
Sr. Unsec’d. Notes	3.250	07/01/26		220	205,684
Sr. Unsec’d. Notes	5.150	10/06/25		335	331,157
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		1,425	1,302,638
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		5,125	4,869,185
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		1,200	1,017,227
Gtd. Notes, 144A	5.000	07/31/27		3,291	3,019,338
Gtd. Notes, 144A	5.500	09/01/26		1,100	1,048,700
Gtd. Notes, 144A	5.625	02/15/27		3,075	2,893,932
Sr. Sec’d. Notes, 144A	3.550	07/15/24		30	29,256

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC, (cont’d.)
Sr. Sec’d. Notes, 144A	3.700%	01/30/27		30	$27,277
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes	4.750	01/09/26		45	43,877
Sr. Unsec’d. Notes	5.000	09/27/25		85	83,759
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/28		60	55,462

					52,613,548

Electrical Components & Equipment 0.2%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		2,250	2,253,263
Gtd. Notes, 144A(a)	7.250	06/15/28		3,000	2,983,756

					5,237,019

Electronics 0.0%

Amphenol Corp.,
Sr. Unsec’d. Notes	4.750	03/30/26		45	43,956
TD SYNNEX Corp.,
Sr. Unsec’d. Notes	1.750	08/09/26		30	26,247

					70,203

Engineering & Construction 0.3%

Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	3,800	3,042,926
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN(a)	1.750	10/23/30	EUR	2,400	2,035,649
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	10/27/27		200	175,386
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28		1,560	1,376,981
Sr. Sec’d. Notes, 144A	4.250	10/31/26		3,190	2,955,089

					9,586,031

Entertainment 0.5%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		4,142	4,076,357

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750%	12.750%	11/30/27(d)	EUR	368	$30,076
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000%	11.000	09/30/26(d)	EUR	1,066	767,177
Sr. Sec’d. Notes, 144A	13.000	09/30/24	EUR	175	184,918
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		1,075	1,078,126
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26		1,815	1,710,638
Sr. Sec’d. Notes, 144A	6.500	02/15/25		275	271,920
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27		4,250	3,887,919
Warnermedia Holdings, Inc.,
Gtd. Notes(a)	5.050	03/15/42		2,745	2,030,010
Gtd. Notes	5.141	03/15/52		3,750	2,654,589

					16,691,730

Foods 0.7%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28		1,750	1,718,022
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		700	671,965
Gtd. Notes(a)	5.250	09/15/27		3,300	2,715,974
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	7,100	7,432,325
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	3,200	2,875,307
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		2,600	2,563,020
General Mills, Inc.,
Sr. Unsec’d. Notes	4.000	04/17/25		40	38,930
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26		335	312,935
Gtd. Notes	4.375	06/01/46		1,575	1,151,309
Gtd. Notes	4.625	10/01/39		1,415	1,139,168
Kroger Co. (The),
Sr. Unsec’d. Notes	2.650	10/15/26		335	307,027

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

McCormick & Co., Inc.,
Sr. Unsec’d. Notes	0.900%	02/15/26		15	$13,411

Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A	2.250	09/19/24		215	207,929

					21,147,322

Forest Products & Paper 0.1%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500	08/01/24		2,295	2,255,698

Gas 0.1%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		1,195	1,097,896
Sr. Unsec’d. Notes	5.875	08/20/26		2,000	1,875,087

Brooklyn Union Gas Co. (The),
Sr. Unsec’d. Notes, 144A	3.407	03/10/26		25	23,456

NiSource, Inc.,
Sr. Unsec’d. Notes	5.250	03/30/28		335	325,413

					3,321,852

Healthcare-Products 0.0%

Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	430	425,365

Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	800	564,748
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	550	337,491

Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	3.550	04/01/25		80	77,289

					1,404,893

Healthcare-Services 0.6%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.829	08/15/28		1,175	1,088,294

Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.350	12/01/24		65	63,275
Sr. Unsec’d. Notes	4.900	02/08/26		335	328,716

HCA, Inc.,
Gtd. Notes	3.125	03/15/27		70	63,148
Gtd. Notes	5.200	06/01/28		335	318,912
Gtd. Notes	5.250	04/15/25		15	14,791

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

HCA, Inc., (cont’d.)
Gtd. Notes	5.250%	06/15/26		335	$327,013
Gtd. Notes	5.375	02/01/25		275	272,093
Gtd. Notes	5.375	09/01/26		290	283,594

Humana, Inc.,
Sr. Unsec’d. Notes	5.700	03/13/26		55	54,625

Indiana University Health, Inc. Obligated Group,
Sec’d. Notes	3.970	11/01/48		800	590,546

IQVIA, Inc.,
Gtd. Notes	2.250	03/15/29	EUR	6,817	6,043,252
Gtd. Notes, 144A	2.250	01/15/28	EUR	1,200	1,114,281
Sr. Sec’d. Notes, 144A	5.700	05/15/28		335	321,266

Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	1.550	06/01/26		205	183,509
Sr. Unsec’d. Notes	3.600	02/01/25		125	121,395
Sr. Unsec’d. Notes	3.600	09/01/27		335	311,584

Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A(a)	4.375	02/15/27		3,025	2,500,723

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26		3,000	2,825,157

Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28		500	462,568
Sr. Sec’d. Notes	4.625	06/15/28		250	222,581
Sr. Sec’d. Notes	4.875	01/01/26		475	455,700

					17,967,023

Home Builders 0.8%

Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		2,050	1,830,810
Gtd. Notes	7.250	10/15/29		1,350	1,231,963

Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27		4,175	4,028,655

D.R. Horton, Inc.,
Gtd. Notes	2.500	10/15/24		50	48,360

Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25		6,260	5,821,800

Lennar Corp.,
Gtd. Notes	4.750	05/30/25		220	215,490
Gtd. Notes	4.750	11/29/27		135	128,459
Gtd. Notes	5.000	06/15/27		40	38,597

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Lennar Corp., (cont’d.)
Gtd. Notes	5.250%	06/01/26	3,145	$3,090,484

M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	834	748,101

Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	3,000	2,692,500

Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	468	459,223

Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	1,325	1,242,167

Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	3,000	2,741,320

				24,317,929

Insurance 0.0%

Aon Global Ltd.,
Gtd. Notes	3.500	06/14/24	80	78,713

Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	135	127,374

CNA Financial Corp.,
Sr. Unsec’d. Notes	4.500	03/01/26	30	29,007

Equitable Holdings, Inc.,
Sr. Unsec’d. Notes	7.000	04/01/28	20	20,560

High Street Funding Trust I,
Sr. Unsec’d. Notes, 144A	4.111	02/15/28	335	304,895

Markel Group, Inc.,
Sr. Unsec’d. Notes	4.150	09/17/50	505	343,129

				903,678

Internet 0.2%

eBay, Inc.,
Sr. Unsec’d. Notes	1.900	03/11/25	55	52,118

Expedia Group, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	335	334,686

Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	5,000	4,863,181

				5,249,985

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.0%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.400%	06/15/25	25	$23,550
Sr. Unsec’d. Notes	2.800	12/15/24	75	72,293

				95,843

Leisure Time 0.1%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	1,150	1,023,500

NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	900	807,750

Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.500	08/31/26	1,175	1,107,085

Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,725	1,554,052

				4,492,387

Lodging 0.3%

Marriott International, Inc.,
Sr. Unsec’d. Notes	3.750	03/15/25	45	43,652

MGM Resorts International,
Gtd. Notes	4.625	09/01/26	935	868,304
Gtd. Notes	5.750	06/15/25	150	146,756
Gtd. Notes	6.750	05/01/25	5,500	5,469,000

Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.375	08/08/25	300	289,047

Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	2,150	1,981,268

				8,798,027

Machinery-Diversified 0.0%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500	01/01/30	525	515,824

CNH Industrial Capital LLC,
Gtd. Notes	1.450	07/15/26	45	40,125

Dover Corp.,
Sr. Unsec’d. Notes	3.150	11/15/25	35	33,291

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	1,075	1,049,293

				1,638,533

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media 1.2%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125%	05/01/27		650	$597,969
Sr. Unsec’d. Notes, 144A	5.500	05/01/26		2,750	2,631,160

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47		85	61,370
Sr. Sec’d. Notes	6.384	10/23/35		3,075	2,780,751
Sr. Sec’d. Notes	6.484	10/23/45		95	80,130

Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.350	09/15/26		15	13,957

CSC Holdings LLC,
Gtd. Notes, 144A(a)	5.500	04/15/27		9,497	7,929,813
Sr. Unsec’d. Notes(a)	5.250	06/01/24		3,000	2,805,053

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $3,074,190; purchased 09/09/19 - 08/30/22)(f)	5.375	08/15/26(d)		8,190	91,869

DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26		4,500	3,012,807

DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		2,300	2,278,021

Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26		479	426,718

Paramount Global,
Sr. Unsec’d. Notes	3.700	06/01/28		25	21,550

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/01/27		3,400	3,105,579

Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.375	06/15/24		4,940	4,884,425

Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.125	08/15/30	GBP	2,100	2,025,113
Sr. Sec’d. Notes	4.250	01/15/30	GBP	1,800	1,761,428

Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875	01/15/30	EUR	1,270	1,064,145

					35,571,858

Mining 0.2%

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(a)	7.500	04/01/25		2,525	2,354,815

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315%	04/14/32	1,230	$1,092,560

Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	2,150	1,916,362

				5,363,737

Miscellaneous Manufacturing 0.2%
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes	3.650	06/15/24	335	329,725
Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	6,825	5,379,913

				5,709,638

Multi-National 0.3%

Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820	06/16/28	3,000	3,068,554
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	3.750	11/23/23	750	749,213
Sr. Unsec’d. Notes	5.250	11/21/25	10	9,868
Inter-American Development Bank (Supranational Bank),
Notes	6.800	10/15/25	500	511,861
Sr. Unsec’d. Notes	7.000	06/15/25	1,000	1,023,632
Unsec’d. Notes	6.950	08/01/26	500	520,650
Unsec’d. Notes, MTN	6.750	07/15/27	1,895	1,979,944

				7,863,722

Office/Business Equipment 0.3%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	2,545	2,280,307
Gtd. Notes	4.125	05/01/25	3,056	2,951,106
Gtd. Notes	5.500	12/01/24	4,000	3,961,320

				9,192,733

Oil & Gas 2.0%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	1,575	1,564,725
Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	1,585	1,244,492

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Aker BP ASA (Norway), (cont’d.)
Sr. Unsec’d. Notes, 144A	2.000%	07/15/26		5,632	$5,033,305
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		100	96,639
Gtd. Notes, 144A	9.000	11/01/27		641	810,233
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.250	04/15/27		50	47,017
Sr. Unsec’d. Notes	5.400	06/15/47		792	645,844
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26		3,825	3,714,005
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25		1,675	1,647,337
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	09/15/24		15	14,880
Sr. Unsec’d. Notes	5.250	10/15/27		20	19,340
Sr. Unsec’d. Notes	5.875	06/15/28		205	202,052
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30		1,545	1,385,015
Sr. Unsec’d. Notes	8.625	01/19/29		3,950	3,932,225
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		1,375	1,319,742
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		1,063	932,155
Sr. Sec’d. Notes, 144A	5.375	03/30/28		2,705	2,207,956
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	2,000	1,920,411
Hess Corp.,
Sr. Unsec’d. Notes	3.500	07/15/24		25	24,549
Sr. Unsec’d. Notes	4.300	04/01/27		55	52,636
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/19/27		200	186,400
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28		75	68,461
Sr. Unsec’d. Notes	4.700	05/01/25		300	293,718
Sr. Unsec’d. Notes	5.125	12/15/26		315	308,219
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27		250	251,875
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.900	08/15/24		335	326,796
Sr. Unsec’d. Notes	5.500	12/01/25		240	237,399
Sr. Unsec’d. Notes	5.550	03/15/26		335	330,445

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Occidental Petroleum Corp., (cont’d.)
Sr. Unsec’d. Notes	7.500%	05/01/31		250	$262,143
Ovintiv, Inc.,
Gtd. Notes	5.375	01/01/26		70	68,795
Gtd. Notes	5.650	05/15/25		335	333,193
Gtd. Notes	5.650	05/15/28		335	325,386
Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		4,625	4,428,438
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	1,575	1,682,623
Gtd. Notes, EMTN	6.250	12/14/26	GBP	1,400	1,640,780
Petroleos Mexicanos (Mexico),
Gtd. Notes	3.625	11/24/25	EUR	2,370	2,256,376
Gtd. Notes	6.490	01/23/27		3,045	2,689,161
Gtd. Notes	6.500	03/13/27		2,278	2,000,802
Gtd. Notes	6.500	01/23/29		300	242,175
Gtd. Notes	6.840	01/23/30		300	232,950
Gtd. Notes, EMTN	2.750	04/21/27	EUR	500	409,469
Gtd. Notes, EMTN	3.750	02/21/24	EUR	1,004	1,048,490
Gtd. Notes, EMTN	3.750	11/16/25	GBP	853	899,188
Gtd. Notes, EMTN	4.875	02/21/28	EUR	1,475	1,249,807
Gtd. Notes, MTN	6.750	09/21/47		452	255,832
Gtd. Notes, MTN	6.875	08/04/26		1,440	1,322,280
Phillips 66,
Gtd. Notes	3.850	04/09/25		180	174,979
Gtd. Notes	3.900	03/15/28		70	64,879
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.125	01/15/26		100	90,773
Sr. Unsec’d. Notes	5.100	03/29/26		15	14,834
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month LIBOR + 0.750%^	13.052	12/15/28		2,400	2,358,000
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27		1,420	1,241,270
Sr. Unsec’d. Notes	4.350	06/01/28		175	163,933
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		6,960	6,536,666

					60,811,093

Packaging & Containers 0.1%

Amcor Finance USA, Inc.,
Gtd. Notes	4.500	05/15/28		335	313,351

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Ball Corp.,
Gtd. Notes(a)	6.000%	06/15/29	1,925	$1,843,704
Berry Global, Inc.,
Sr. Sec’d. Notes	1.650	01/15/27	20	17,243
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512	04/15/26	40	35,466
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen
Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	1,500	1,282,046
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	450	428,009
WRKCo, Inc.,
Gtd. Notes	3.375	09/15/27	50	45,269

				3,965,088

Pharmaceuticals 0.9%

AbbVie, Inc.,
Sr. Unsec’d. Notes	2.950	11/21/26	170	157,399
Sr. Unsec’d. Notes	3.600	05/14/25	295	285,364
Sr. Unsec’d. Notes	3.850	06/15/24	140	138,121
Sr. Unsec’d. Notes	4.050	11/21/39	9,395	7,330,758
Sr. Unsec’d. Notes	4.500	05/14/35	150	131,078
Sr. Unsec’d. Notes	4.550	03/15/35	165	144,949
Sr. Unsec’d. Notes	4.850	06/15/44	1,115	931,481
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	5,957	2,676,480
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	975	360,750
Gtd. Notes, 144A	5.250	02/15/31	25	8,750
Gtd. Notes, 144A	7.000	01/15/28	200	82,000
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	3.375	07/15/24	40	39,189
Gtd. Notes, 144A	4.250	12/15/25	1,300	1,248,803
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.700	06/06/27	25	23,276
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	3.079	06/15/24	335	328,865
Cencora, Inc.,
Sr. Unsec’d. Notes	3.450	12/15/27	85	78,287
Cigna Group (The),
Gtd. Notes	3.400	03/01/27	25	23,173

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Cigna Group (The), (cont’d.)
Gtd. Notes	3.500%	06/15/24	115	$113,242
Gtd. Notes	4.375	10/15/28	1,630	1,523,496
Sr. Unsec’d. Notes	5.685	03/15/26	65	64,759
CVS Health Corp.,
Sr. Unsec’d. Notes	2.875	06/01/26	335	311,123
Sr. Unsec’d. Notes	3.625	04/01/27	50	46,419
Sr. Unsec’d. Notes	3.875	07/20/25	15	14,510
Sr. Unsec’d. Notes	4.100	03/25/25	335	327,925
Sr. Unsec’d. Notes	5.000	01/30/29	25	23,913
McKesson Corp.,
Sr. Unsec’d. Notes	5.250	02/15/26	335	331,237
Mylan, Inc.,
Gtd. Notes	4.550	04/15/28	765	697,122
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	1,250	1,079,871
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	2,200	1,477,329
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	280	262,142
Gtd. Notes	5.250	06/15/46	2,095	1,465,598
Viatris, Inc.,
Gtd. Notes	2.700	06/22/30	255	195,918
Gtd. Notes	3.850	06/22/40	5,190	3,225,138
Gtd. Notes	4.000	06/22/50	1,820	1,044,413

				26,192,878

Pipelines 1.1%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	3,125	2,989,416
Boardwalk Pipelines LP,
Gtd. Notes	4.950	12/15/24	30	29,547
Gtd. Notes	5.950	06/01/26	60	59,490
Enbridge, Inc. (Canada),
Gtd. Notes	3.500	06/10/24	335	330,135
Gtd. Notes	5.969	03/08/26	335	332,651
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	1,300	1,093,144
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	3,490	3,163,243
Sr. Unsec’d. Notes	2.900	05/15/25	90	85,725
Sr. Unsec’d. Notes	3.900	07/15/26	40	37,774

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Energy Transfer LP, (cont’d.)
Sr. Unsec’d. Notes	4.050%	03/15/25	125	$121,536
Sr. Unsec’d. Notes	4.400	03/15/27	80	75,367
Sr. Unsec’d. Notes	5.000	05/15/50	695	521,014
Sr. Unsec’d. Notes	5.300	04/15/47	110	85,224
Sr. Unsec’d. Notes	6.250	04/15/49	320	282,210
Enterprise Products Operating LLC,
Gtd. Notes	3.900	02/15/24	250	248,650
Gtd. Notes(a)	3.950	01/31/60	2,510	1,690,594
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A	6.190	11/01/25	210	208,170
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.250	09/01/24	35	34,467
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	1,255	710,133
Gtd. Notes	4.300	06/01/25	25	24,332
MPLX LP,
Sr. Unsec’d. Notes	4.000	02/15/25	30	29,205
Sr. Unsec’d. Notes	4.125	03/01/27	20	18,798
Sr. Unsec’d. Notes	5.200	03/01/47	20	15,505
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	330	309,606
ONEOK, Inc.,
Gtd. Notes	4.500	03/15/50	6,100	4,218,119
Gtd. Notes	4.950	07/13/47	385	287,996
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	03/01/27	600	550,651
Gtd. Notes, 144A	7.500	10/01/25	2,225	2,197,560
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	6.500	07/15/27	125	123,555
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes	4.250	05/15/28	50	46,134
Sr. Unsec’d. Notes	4.875	01/15/26	200	195,203
Sr. Unsec’d. Notes	6.203	03/09/26	245	243,668
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.000	03/15/28	135	124,180
Valero Energy Partners LP,
Gtd. Notes	4.500	03/15/28	120	112,936
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25	400	384,725

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Williams Cos., Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	4.300%	03/04/24		325	$322,995
Sr. Unsec’d. Notes	4.500	11/15/23		345	344,776
Sr. Unsec’d. Notes	4.550	06/24/24		85	84,134
Sr. Unsec’d. Notes	5.300	08/15/28		9,500	9,158,862
Sr. Unsec’d. Notes	5.400	03/02/26		3,560	3,517,776

					34,409,206

Real Estate 0.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25		2,450	2,312,456

Real Estate Investment Trusts (REITs) 0.6%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	3.950	01/15/28		335	307,249
Gtd. Notes	4.300	01/15/26		20	19,265
American Tower Corp.,
Sr. Unsec’d. Notes	1.500	01/31/28		150	123,421
Sr. Unsec’d. Notes	2.400	03/15/25		80	75,973
Sr. Unsec’d. Notes	3.550	07/15/27		115	104,699
Sr. Unsec’d. Notes	3.650	03/15/27		335	308,433
Sr. Unsec’d. Notes	5.250	07/15/28		110	104,982
Brandywine Operating Partnership LP,
Gtd. Notes	3.950	11/15/27		245	203,350
Crown Castle, Inc.,
Sr. Unsec’d. Notes	2.900	03/15/27		40	35,834
Sr. Unsec’d. Notes	3.700	06/15/26		295	277,142
Sr. Unsec’d. Notes	4.000	03/01/27		15	13,964
CubeSmart LP,
Gtd. Notes	3.125	09/01/26		80	73,628
Digital Realty Trust LP,
Gtd. Notes	4.450	07/15/28		125	115,633
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		3,487	3,383,928
Sr. Unsec’d. Notes(a)	4.750	05/01/24		4,500	4,223,264
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28		100	83,067
Gtd. Notes	3.800	04/01/27		115	105,714
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	1,151	896,970
Gtd. Notes(a)	5.000	10/15/27		1,175	910,257

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500%	06/01/25		2,725	$2,702,604
SITE Centers Corp.,
Sr. Unsec’d. Notes	3.625	02/01/25		30	28,848
Spirit Realty LP,
Gtd. Notes	4.450	09/15/26		15	14,287
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A(a)	3.625	07/15/26		3,250	2,867,450
Ventas Realty LP,
Gtd. Notes	2.650	01/15/25		50	47,820
Gtd. Notes	3.250	10/15/26		85	77,978
Gtd. Notes	3.500	02/01/25		45	43,368
Gtd. Notes	3.850	04/01/27		65	60,024
Gtd. Notes	4.000	03/01/28		40	36,413
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28		20	18,417
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	3.750	02/15/27		95	85,535
Gtd. Notes, 144A	4.250	12/01/26		600	554,086
Gtd. Notes, 144A	4.625	06/15/25		610	586,767
Gtd. Notes, 144A	4.625	12/01/29		485	419,640
Welltower OP LLC,
Gtd. Notes	4.000	06/01/25		105	101,534
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	6.950	10/01/27		20	20,679

					19,032,223

Retail 0.5%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875	01/15/28		1,275	1,134,750
AutoZone, Inc.,
Sr. Unsec’d. Notes	6.250	11/01/28		1,470	1,484,951
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		1,950	1,902,231
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	185	191,057
Sr. Sec’d. Notes	6.250	10/30/25	EUR	3,375	3,500,952
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	4.375	01/27/25		2,628	2,509,399

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	2.500%	04/15/26	305	$283,320
Sr. Unsec’d. Notes	3.125	09/15/24	60	58,578
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.500	03/01/27	25	23,364
Sr. Unsec’d. Notes, MTN	3.500	07/01/27	75	69,610
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	3.600	09/01/27	30	27,844
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	3,650	3,527,660
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	945	899,856

				15,613,572

Semiconductors 0.2%

Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.875	01/15/27	335	312,985
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	3,829	2,699,398
Sr. Unsec’d. Notes, 144A	3.187	11/15/36	3,645	2,523,089
Intel Corp.,
Sr. Unsec’d. Notes(h)	5.900	02/10/63	1,695	1,532,768
Microchip Technology, Inc.,
Sr. Unsec’d. Notes	0.983	09/01/24	285	273,124
NXP BV/NXP Funding LLC (China),
Gtd. Notes	5.350	03/01/26	35	34,394

				7,375,758

Shipbuilding 0.0%

Huntington Ingalls Industries, Inc.,
Gtd. Notes	3.483	12/01/27	135	122,213

Software 0.0%

Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	1,000	923,313
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.650	03/01/28	335	280,354
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.750	07/01/24	15	14,673

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Fiserv, Inc., (cont’d.)
Sr. Unsec’d. Notes	5.450%	03/02/28	40	$39,192
Oracle Corp.,
Sr. Unsec’d. Notes	3.250	11/15/27	110	99,546
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes	5.000	03/28/26	75	73,436
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	110	102,068

				1,532,582

Telecommunications 1.3%

AT&T, Inc.,
Sr. Unsec’d. Notes	1.650	02/01/28	20	16,727
Sr. Unsec’d. Notes	2.550	12/01/33	74	53,103
Sr. Unsec’d. Notes(a)	3.500	09/15/53	2,711	1,596,447
Sr. Unsec’d. Notes	3.650	09/15/59	1,302	752,816
Sr. Unsec’d. Notes	3.800	02/15/27	55	51,366
Sr. Unsec’d. Notes	4.500	05/15/35	70	58,304
Sr. Unsec’d. Notes	5.539	02/20/26	335	332,145
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A	3.600	01/19/27	335	314,723
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $207,924; purchased 03/21/23 - 03/22/23)(f)	8.000	04/01/25(d)	530	105,949
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $1,010,000; purchased 03/09/23)(f)	8.000	12/31/26(d)	4,040	80,800
Gtd. Notes, 144A, Cash coupon 13.000% (original cost $133,794; purchased 10/19/23)(f)	13.000	12/31/25(d)	191	131,887
Sr. Sec’d. Notes, 144A (original cost $881,429; purchased 10/19/23)(f)	8.750	05/25/24	975	893,033
Sr. Sec’d. Notes, 144A (original cost $1,890,360; purchased 10/19/23)(f)	8.750	05/25/24	2,000	1,831,869
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23(d)	3,745	93,625
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	600	558,750
Sr. Sec’d. Notes, 144A	7.000	10/15/28	550	496,375

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400%	03/01/27		325	$302,253
Lorca Telecom Bondco SA (Spain),
Sr. Sec’d. Notes, 144A	4.000	09/18/27	EUR	10,550	10,347,948
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.600	02/23/28		140	132,331
Sprint LLC,
Gtd. Notes	7.625	02/15/25		10,000	10,137,426
T-Mobile USA, Inc.,
Gtd. Notes	2.250	02/15/26		115	105,855
Gtd. Notes	2.625	04/15/26		60	55,480
Gtd. Notes	3.000	02/15/41		2,755	1,737,761
Gtd. Notes	3.500	04/15/25		40	38,646
Gtd. Notes	3.750	04/15/27		100	92,968
Gtd. Notes	3.875	04/15/30		2,020	1,758,210
Gtd. Notes	5.375	04/15/27		35	34,427
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.680	10/30/30		350	260,998
Sr. Unsec’d. Notes	2.100	03/22/28		3,720	3,173,543
Sr. Unsec’d. Notes	2.650	11/20/40		4,085	2,469,467
Sr. Unsec’d. Notes	3.376	02/15/25		225	218,128
Sr. Unsec’d. Notes	3.500	11/01/24		50	48,876
Sr. Unsec’d. Notes	4.125	03/16/27		125	118,400
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	05/30/31		1,050	686,569

					39,087,205

Toys/Games/Hobbies 0.1%

Mattel, Inc.,
Gtd. Notes, 144A	3.375	04/01/26		1,435	1,328,396
Gtd. Notes, 144A	5.875	12/15/27		335	321,223

					1,649,619

Transportation 0.1%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	5.050	03/01/41		790	687,929
Canadian Pacific Railway Co. (Canada),
Gtd. Notes	4.000	06/01/28		20	18,558
CSX Corp.,
Sr. Unsec’d. Notes	3.400	08/01/24		15	14,723

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)

Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN(a)	3.570%	01/21/32	1,245	$1,014,351
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34	89	84,330
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.300	06/15/27	20	18,851
Sr. Unsec’d. Notes, MTN	4.625	06/01/25	145	141,790
Sr. Unsec’d. Notes, MTN	5.250	06/01/28	335	322,329
Sr. Unsec’d. Notes, MTN	5.650	03/01/28	335	327,575

				2,630,436

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	3.450	07/01/24	15	14,717
Sr. Unsec’d. Notes, 144A	3.950	03/10/25	20	19,366
Sr. Unsec’d. Notes, 144A	4.000	07/15/25	25	24,058
Sr. Unsec’d. Notes, 144A	4.400	07/01/27	8,295	7,717,539
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	335	329,483

				8,105,163

Water 0.0%

American Water Capital Corp.,
Sr. Unsec’d. Notes	2.950	09/01/27	175	158,374

TOTAL CORPORATE BONDS (cost $991,614,208)				870,947,821

FLOATING RATE AND OTHER LOANS 0.8%

Airlines 0.1%

United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%	9.189(c)	04/21/28	1,344	1,346,881

Commercial Services 0.0%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month SOFR + 4.114%	9.439(c)	08/12/28	484	483,687

Computers 0.1%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	9.165(c)	03/01/29	3,530	3,359,682

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.1%

Asurion LLC,
New B11 Term Loan, 1 Month SOFR + 4.350%	9.674%(c)	08/21/28		945	$901,433
New B-9 Term Loan, 1 Month SOFR + 3.364%	8.689(c)	07/31/27		683	650,508

					1,551,941

Media 0.1%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.835(c)	01/18/28		1,426	1,329,610
September 2019 Term Loan, 1 Month LIBOR + 2.500%	7.949(c)	04/15/27		2,975	2,676,630
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26		307	115,271
Second Lien Term Loan, 6 Month SOFR + 3.500%	8.669(c)	08/24/26		5,140	57,830

					4,179,341

Metal Fabricate/Hardware 0.1%

Tank Holding Corp.,
2023 Incremental Term Loan, 1 Month SOFR + 6.100%^	11.424(c)	03/31/28		470	447,806
Delayed Draw Term Commitment^	—(p)	03/31/28		68	64,937
Term Loan, 1 Month SOFR + 5.850%	11.174(c)	03/31/28		3,629	3,447,608

					3,960,351

Real Estate Investment Trusts (REITs) 0.0%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month SOFR + 2.364%	7.689(c)	04/23/26		977	939,153

Retail 0.2%

EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%	10.972(c)	04/30/27	EUR	7,000	6,635,166

Telecommunications 0.1%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	8.981(c)	05/27/24		2,550	2,331,497

TOTAL FLOATING RATE AND OTHER LOANS (cost $28,987,170)					24,787,699

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 0.7%

California 0.0%

University of California,
Taxable, Revenue Bonds, Series AP	3.931%	05/15/45	25	$20,782
Taxable, Revenue Bonds, Series J	4.131	05/15/45	25	20,044

				40,826

Michigan 0.2%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	3,520	2,345,690
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	4,600	3,337,967

				5,683,657

New Jersey 0.0%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	100	112,292

Puerto Rico 0.5%

Commonwealth of Puerto Rico,
General Obligation, Sub-Series C	0.000(cc)	11/01/43	28,047	14,410,205
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1	5.000	07/01/58	2,135	1,850,262

				16,260,467

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	125	86,589

TOTAL MUNICIPAL BONDS (cost $25,903,334)				22,183,831

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.5%

Bellemeade Re Ltd.,
Series 2020-03A, Class M1C, 144A, 30 Day Average SOFR + 3.814% (Cap N/A, Floor 3.700%)	9.135(c)	10/25/30	224	225,938
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	9.039(c)	06/25/30	186	186,957
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	6.721(c)	09/25/31	500	498,331

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Bellemeade Re Ltd., (cont’d.)
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	7.471%(c)	01/26/32	1,310	$1,307,928
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.021(c)	01/26/32	3,240	3,269,425
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	4.390(cc)	09/25/47	23	20,154
Series 2022-A, Class A1, 144A	6.170	09/25/62	2,560	2,532,219
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 30 Day Average SOFR + 4.464% (Cap N/A, Floor 0.000%)	9.785(c)	04/25/31	1,399	1,482,616
Series 2019-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 0.000%)	7.535(c)	10/25/39	18	17,899
Series 2020-R01, Class 1M2, 144A, 30 Day Average SOFR + 2.164% (Cap N/A, Floor 0.000%)	7.485(c)	01/25/40	443	447,531
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	8.421(c)	10/25/41	100	99,689
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	8.471(c)	12/25/41	130	129,595
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)	7.221(c)	12/25/41	200	197,003
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	11.571(c)	03/25/42	860	936,221
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	10.571(c)	03/25/42	340	360,123
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)	8.021(c)	07/25/43	1,000	1,008,154
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A	3.023(cc)	08/25/60	521	507,682
Series 2022-RPL04, Class A1, 144A	3.904(cc)	04/25/62	2,766	2,492,215
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	7.139(c)	11/25/28	516	516,348

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Eagle Re Ltd., (cont’d.)
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.021%(c)	10/25/33	1,340	$1,345,377
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.321(c)	09/26/33	700	700,408
Fannie Mae REMIC,
Series 2012-132, Class KI, IO	3.000	12/25/32	2,113	190,613
Series 2012-144, Class EI, IO	3.000	01/25/28	1,511	65,514
Series 2012-148, Class IC, IO	3.000	01/25/28	2,384	94,379
Series 2013-13, Class IK, IO	2.500	03/25/28	1,151	42,795
Series 2013-49, Class AI, IO	3.000	05/25/33	1,638	140,963
Series 2015-59, Class CI, IO	3.500	08/25/30	1,375	58,314
Series 2016-20, Class DI, IO	3.500	04/25/31	2,193	195,415
Series 2018-24, Class BH	3.500	04/25/48	216	183,036
Series 2018-25, Class AG	3.500	04/25/47	767	708,142
Series 2018-57, Class QV	3.500	11/25/29	1,365	1,296,092
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	9.321(c)	11/25/50	1,630	1,727,955
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	7.921(c)	11/25/50	3,765	3,810,578
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.721(c)	08/25/33	9,290	9,466,566
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 30 Day Average SOFR + 1.964% (Cap N/A, Floor 0.000%)	7.285(c)	02/25/50	648	653,461
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)	11.435(c)	08/25/50	884	982,825
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	10.121(c)	10/25/50	1,180	1,276,363
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	8.121(c)	10/25/50	245	248,242
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.321(c)	12/25/50	100	100,374

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-HQA02, Class M2, 144A, 30 Day Average SOFR + 3.214% (Cap N/A, Floor 0.000%)	8.535%(c)	03/25/50	48	$49,577
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)	10.685(c)	09/25/50	488	526,309
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	7.971(c)	01/25/51	960	937,211
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	8.821(c)	10/25/33	200	204,124
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	8.371(c)	01/25/34	870	870,000
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	6.971(c)	01/25/34	576	576,232
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.721(c)	10/25/41	1,930	1,939,650
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	6.821(c)	10/25/41	200	196,963
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.321(c)	08/25/33	500	492,815
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)	7.571(c)	08/25/33	7,617	7,528,778
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	8.671(c)	09/25/41	410	406,925
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	7.421(c)	09/25/41	3,080	2,991,450
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	7.671(c)	12/25/41	2,600	2,518,750
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.221(c)	04/25/42	300	305,625
Freddie Mac REMIC,
Series 4012, Class MJ	3.500	11/15/40	402	389,044

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac REMIC, (cont’d.)
Series 4046, Class PI, IO	3.000%	05/15/27	1,046	$39,117
Series 4060, Class IO, IO	3.000	06/15/27	478	16,509
Series 4073, Class EI, IO	3.000	02/15/27	950	11,625
Series 4131, Class BI, IO	2.500	11/15/27	2,128	75,106
Series 4146, Class KI, IO	3.000	12/15/32	2,121	192,992
Series 4153, Class IO, IO	3.000	01/15/28	2,752	98,394
Series 4172, Class KI, IO	3.000	10/15/32	3,124	227,320
Series 4182, Class EI, IO	2.500	03/15/28	1,642	64,527
Series 4186, Class JI, IO	3.000	03/15/33	7,084	553,566
Series 4314, Class PD	3.750	07/15/43	667	631,739
Series 4574, Class AI, IO	3.000	04/15/31	1,428	108,609
Series 4631, Class GP	3.500	03/15/46	1,490	1,334,121
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A	2.487	11/25/49	6,161	5,566,530
Government National Mortgage Assoc.,
Series 2013-047, Class IA, IO	4.000	03/20/43	787	141,868
Series 2014-116, Class IT, IO	4.000	08/20/44	961	135,675
Series 2016-164, Class IG, IO	4.000	12/20/46	1,387	236,034
Series 2017-045, Class QA	3.000	11/20/42	1,855	1,742,006
Series 2018-05, Class IB, IO	4.000	01/20/48	621	119,335
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	7.089(c)	05/25/29	218	217,938
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	8.121(c)	01/25/34	1,925	1,944,495
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	7.858(cc)	09/25/59	4,231	4,178,004
Series 2020-GS01, Class A1, 144A	5.882(cc)	10/25/59	2,239	2,221,142
Series 2020-SL01, Class A, 144A	5.734(cc)	01/25/60	209	208,458
Series 2021-SL01, Class A, 144A	1.991(cc)	09/25/60	533	528,025
Series 2021-SL02, Class A, 144A	1.875	10/25/68	272	250,095
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62	182	175,714
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)	6.189(c)	01/25/48	287	277,332
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	8.221(c)	04/25/34	2,400	2,422,790

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)	8.341%(c)	02/27/24		6,207	$6,173,000
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)	9.720(c)	03/27/25		7,309	7,309,344
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 3.850% (Cap N/A, Floor 2.850%)	9.289(c)	02/25/25		1,310	1,309,991
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	8.089(c)	08/25/25		800	799,525
Radnor Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)	7.171(c)	11/25/31		781	781,422
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.021(c)	11/25/31		2,400	2,456,084
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.021(c)	07/25/33		1,650	1,659,753
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	5.000(c)	07/30/75	EUR	809	840,254
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)	4.863(c)	06/24/71	EUR	1,106	1,164,269
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 3A1	5.533(cc)	12/25/34		102	92,326

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $106,536,872)					105,761,927

SOVEREIGN BONDS 3.2%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30		1,005	795,457
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		5,453	5,287,665
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.500	01/28/26		1,000	957,800
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.500	02/22/29		261	237,380
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		3,095	2,814,902

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Dominican Republic International Bond (Dominican Republic), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.950%	01/25/27		620	$595,764
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		400	378,000
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, EMTN	2.375	06/04/25		600	571,217
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	470	508,449
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.750	11/22/23		368	367,625
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	774	725,517
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	820	621,102
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	465	449,688
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	3,050	3,143,879
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes, Series DTC	2.500	05/23/24		1,000	982,149
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		800	771,968
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		400	396,065
Sr. Unsec’d. Notes, MTN	1.375	02/10/31		10,000	7,485,561
Japan International Cooperation Agency (Japan),
Gov’t. Gtd. Notes	2.125	10/20/26		10,000	9,102,907
Gov’t. Gtd. Notes	4.000	05/23/28		10,760	10,185,193
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	1,000	936,694
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		2,926	2,901,208
Province of Alberta (Canada),
Sr. Unsec’d. Notes	3.300	03/15/28		1,800	1,662,794
Province of British Columbia (Canada),
Sr. Unsec’d. Notes	6.500	01/15/26		1,800	1,849,064
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24		400	394,409
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750	04/12/27		195	180,716
Unsec’d. Notes, Series A, MTN	7.485	03/02/26		565	593,981
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	1.250	02/17/26		9,070	8,188,802
Sr. Unsec’d. Notes	2.375	10/17/24		11,000	10,608,261

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Republic of Italy Government International Bond (Italy), (cont’d.)
Sr. Unsec’d. Notes	2.875%	10/17/29		600	$508,696
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	13	13,417
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		1,505	1,399,736
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes(a)	3.250	04/06/26		7,000	6,628,790
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	5.000	09/27/26	EUR	1,600	1,699,309
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	1,662	1,356,291
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	7,505	7,181,480
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	492	343,524
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		1,165	1,129,980
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.625	05/29/24		2,000	1,961,037
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/24(d)		950	299,250
Sr. Unsec’d. Notes	8.994	02/01/26(d)		200	60,688
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	1,960	462,085
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		905	285,075
Sr. Unsec’d. Notes, 144A	8.994	02/01/26(d)		400	121,375
Sr. Unsec’d. Notes, 144A	9.750	11/01/30(d)		600	174,000

TOTAL SOVEREIGN BONDS (cost $106,735,477)					97,318,950

U.S. GOVERNMENT AGENCY OBLIGATIONS 11.2%
Federal Farm Credit Bank	1.230	07/29/30		1,600	1,225,315
Federal Farm Credit Bank	1.550	07/26/30		450	352,427
Federal Farm Credit Bank	2.150	12/01/31		20,000	15,686,382
Federal Farm Credit Bank	2.200	12/09/31		10,000	7,860,629
Federal Home Loan Mortgage Corp.	1.500	02/01/36		21,514	17,824,416
Federal Home Loan Mortgage Corp.	2.000	11/01/36		8,315	7,046,992
Federal Home Loan Mortgage Corp.	2.500	02/01/36		45,587	40,299,218
Federal Home Loan Mortgage Corp.	2.500	09/01/46		5,736	4,464,399
Federal Home Loan Mortgage Corp.	2.500	07/01/51		535	412,293
Federal Home Loan Mortgage Corp.	3.000	02/01/52		3,922	3,144,253
Federal Home Loan Mortgage Corp.	3.500	08/01/43		296	257,807
Federal Home Loan Mortgage Corp.	3.500	11/01/46		6,054	5,248,276
Federal Home Loan Mortgage Corp.	6.000	04/01/53		14,132	13,798,937
Federal Home Loan Mortgage Corp.	6.750	03/15/31		545	599,202
Federal National Mortgage Assoc.	1.500	06/01/36		29,945	24,806,920
Federal National Mortgage Assoc.	2.000	12/01/36		51,872	44,463,532

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.(kk)	2.500%	08/01/36	70,516	$62,336,527
Federal National Mortgage Assoc.	2.500	06/01/50	490	380,446
Federal National Mortgage Assoc.	2.500	10/01/50	1,963	1,518,876
Federal National Mortgage Assoc.	2.500	06/01/51	10,178	7,837,679
Federal National Mortgage Assoc.	2.500	07/01/51	445	343,459
Federal National Mortgage Assoc.	3.000	04/01/48	643	539,523
Federal National Mortgage Assoc.	3.500	11/01/42	1,768	1,537,565
Federal National Mortgage Assoc.	3.500	09/01/44	1,306	1,131,816
Federal National Mortgage Assoc.	3.500	07/01/47	1,838	1,611,567
Federal National Mortgage Assoc.	3.500	07/01/48	9,190	7,932,187
Federal National Mortgage Assoc.	5.500	TBA	31,500	29,875,781
Federal National Mortgage Assoc.	6.000	TBA(tt)	24,000	23,352,833
Federal National Mortgage Assoc.	6.500	06/01/53	1,124	1,117,039
Federal National Mortgage Assoc.	6.625	11/15/30	605	656,675
Federal National Mortgage Assoc.	7.125	01/15/30	580	640,451
Government National Mortgage Assoc.	5.500	TBA(tt)	4,000	3,825,000
Resolution Funding Corp. Principal Strips, Bonds	5.143(s)	01/15/30	8,251	5,914,978
Tennessee Valley Authority Principal Strips, Bonds	5.270(s)	11/01/25	4,336	3,882,145

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $345,743,238)				341,925,545

U.S. TREASURY OBLIGATIONS 11.8%
U.S. Treasury Bonds(h)	2.375	02/15/42	2,942	1,942,639
U.S. Treasury Notes	0.375	04/30/25	18,205	16,941,317
U.S. Treasury Notes	0.375	01/31/26	58,220	52,534,453
U.S. Treasury Notes	0.750	04/30/26	44,400	40,064,062
U.S. Treasury Notes	1.750	12/31/24	21,475	20,600,901
U.S. Treasury Notes(k)	2.125	05/15/25	43,670	41,691,203
U.S. Treasury Notes(k)	2.250	11/15/24	30,435	29,458,940
U.S. Treasury Notes(k)	2.500	05/15/24	10,145	9,984,107
U.S. Treasury Notes(h)	5.000	09/30/25	143,811	143,546,972
U.S. Treasury Strips Coupon	1.020(s)	05/15/33	75	46,395
U.S. Treasury Strips Coupon	1.398(s)	11/15/41	855	320,324
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	465	167,618
U.S. Treasury Strips Coupon	2.027(s)	05/15/39	1,165	503,726
U.S. Treasury Strips Coupon(h)	2.056(s)	11/15/38	2,240	1,000,737
U.S. Treasury Strips Coupon(h)	2.058(s)	02/15/39	2,275	998,512
U.S. Treasury Strips Coupon	2.420(s)	08/15/40	1,500	601,934
U.S. Treasury Strips Coupon	2.857(s)	05/15/31	100	68,891
U.S. Treasury Strips Coupon	3.019(s)	11/15/35	140	75,184

TOTAL U.S. TREASURY OBLIGATIONS (cost $370,814,377)				360,547,915

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS 0.0%

Chemicals 0.0%

TPC Group, Inc. (original cost $188,122; purchased 12/15/22)*^(f)	17,363	$381,986

Wireless Telecommunication Services 0.0%

Intelsat Emergence SA (Luxembourg)*	30,700	755,220

TOTAL COMMON STOCKS (cost $1,215,755)		1,137,206

PREFERRED STOCK 0.0%

Capital Markets

State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(oo) (cost $125,000)	5,000	109,350

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	3,212	20,075
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	3,212	12,848

TOTAL RIGHTS (cost $69)		32,923

TOTAL LONG-TERM INVESTMENTS (cost $3,267,677,318)		3,035,750,352

	Shares

SHORT-TERM INVESTMENTS 6.2%

AFFILIATED MUTUAL FUNDS 6.2%
PGIM Core Government Money Market Fund(wb)	121,291,774	121,291,774

See Notes to Financial Statements.

68

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $67,132,458; includes $66,814,177 of cash collateral for securities on loan)(b)(wb)	67,195,946	$67,162,347

TOTAL AFFILIATED MUTUAL FUNDS (cost $188,424,232)		188,454,121

OPTIONS PURCHASED*~ 0.0% (cost $225,438)		116,032

TOTAL SHORT-TERM INVESTMENTS (cost $188,649,670)		188,570,153

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 105.3% (cost $3,456,326,988)		3,224,320,505

OPTIONS WRITTEN*~ (0.1)% (premiums received $2,243,832)		(1,971,063)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 105.2% (cost $3,454,083,156)		3,222,349,442
Liabilities in excess of other assets(z) (5.2)%		(159,182,074)

NET ASSETS 100.0%		$3,063,167,368

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TWD—New Taiwanese Dollar

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2023

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BABs—Build America Bonds

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

COP—Certificates of Participation

CVR—Contingent Value Rights

DAC—Designated Activity Company

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

MUNIPSA—Municipal Swap Weekly Yield Index

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UAG—UBS AG

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

70

~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $15,670,786 and 0.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,185,875; cash collateral of $66,814,177 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $9,567,843. The aggregate value of $5,498,799 is 0.2% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $28,000,000 is 0.9% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

Tank Holdings Corp. , Delayed Draw Term Commitment, —%(p), Maturity Date 03/31/28 (cost $132,463)^	134	$127,945	$—	$(4,518)

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc. (proceeds receivable $13,294,531)	5.500%	TBA	12/13/23	$(14,000)	$(13,275,938)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2023

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs ILS	Call	MSI	02/16/24	5.50	—	EUR	1,759	$618
Currency Option EUR vs PLN	Call	HSBC	11/02/23	5.40	—	EUR	847	—
Currency Option EUR vs PLN	Call	MSI	11/16/23	5.00	—	EUR	1,796	25
Currency Option EUR vs PLN	Call	CITI	11/27/23	5.10	—	EUR	853	21
Currency Option USD vs CLP	Call	MSI	11/02/23	1,100.00	—		4,947	—
Currency Option USD vs CLP	Call	MSI	11/27/23	1,150.00	—		4,947	105
Currency Option USD vs CNH	Call	JPM	11/08/23	7.30	—		4,381	23,657
Currency Option USD vs CNH	Call	HSBC	11/08/23	7.80	—		4,381	42
Currency Option USD vs JPY	Call	JPM	11/08/23	150.00	—		2,392	28,952
Currency Option USD vs MXN	Call	HSBC	11/01/23	17.85	—		1,651	15,289
Currency Option USD vs MXN	Call	MSI	11/01/23	20.00	—		1,651	—
Currency Option USD vs MXN	Call	GSI	11/16/23	22.00	—		1,770	38
Currency Option USD vs MXN	Call	HSBC	11/29/23	22.00	—		1,651	158
Currency Option USD vs ZAR	Call	JPM	12/01/23	19.75	—		7,403	25,266
Currency Option EUR vs HUF	Put	JPM	11/02/23	360.00	—	EUR	843	—
Currency Option EUR vs HUF	Put	JPM	11/02/23	360.00	—	EUR	843	—
Currency Option EUR vs HUF	Put	MSI	11/02/23	360.00	—	EUR	1,778	—
Currency Option EUR vs HUF	Put	JPM	11/27/23	360.00	—	EUR	829	13
Currency Option EUR vs ILS	Put	MSI	02/16/24	3.80	—	EUR	1,759	2,163
Currency Option EUR vs PLN	Put	HSBC	11/02/23	4.20	—	EUR	847	—
Currency Option EUR vs PLN	Put	MSI	11/09/23	4.20	—	EUR	888	3
Currency Option EUR vs PLN	Put	HSBC	11/30/23	4.20	—	EUR	847	60

See Notes to Financial Statements.

72

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	GSI	11/08/23	4.50	—	1,785	$—
Currency Option USD vs BRL	Put	CITI	11/16/23	4.00	—	1,796	—
Currency Option USD vs BRL	Put	MSI	12/27/23	4.30	—	5,507	114
Currency Option USD vs COP	Put	MSI	11/02/23	3,500.00	—	629	—
Currency Option USD vs COP	Put	MSI	11/09/23	3,600.00	—	1,782	1
Currency Option USD vs COP	Put	MSI	11/09/23	3,600.00	—	1,782	1
Currency Option USD vs COP	Put	MSI	11/27/23	3,600.00	—	629	16
Currency Option USD vs COP	Put	MSI	11/29/23	3,500.00	—	1,845	17
Currency Option USD vs COP	Put	MSI	12/12/23	3,200.00	—	7,327	18
Currency Option USD vs HUF	Put	JPM	11/20/23	290.00	—	4,504	—
Currency Option USD vs HUF	Put	JPM	11/20/23	300.00	—	2,120	—
Currency Option USD vs HUF	Put	MSI	11/20/23	350.00	—	4,504	3,911
Currency Option USD vs HUF	Put	MSI	11/20/23	360.00	—	2,120	14,994
Currency Option USD vs MXN	Put	JPM	11/09/23	16.00	—	1,782	1
Currency Option USD vs MXN	Put	HSBC	11/09/23	16.75	—	888	16
Currency Option USD vs MXN	Put	MSI	11/10/23	15.00	—	3,665	—
Currency Option USD vs PLN	Put	JPM	11/01/23	3.45	—	3,499	—
Currency Option USD vs ZAR	Put	MSI	11/09/23	16.75	—	1,782	3
Currency Option USD vs ZAR	Put	MSI	12/01/23	16.75	—	5,375	530

Total Options Purchased (cost $225,438)							$116,032

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2023

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs ILS	Call	MSI	02/16/24	4.48	—	EUR	1,759	$(18,006)
Currency Option EUR vs PLN	Call	HSBC	11/02/23	4.70	—	EUR	847	—
Currency Option EUR vs PLN	Call	MSI	11/16/23	4.47	—	EUR	1,796	(8,694)
Currency Option EUR vs PLN	Call	CITI	11/27/23	4.50	—	EUR	853	(3,928)
Currency Option USD vs CLP	Call	MSI	11/27/23	930.00	—		4,947	(32,932)
Currency Option USD vs CNH	Call	HSBC	11/08/23	7.30	—		4,381	(23,657)
Currency Option USD vs MXN	Call	MSI	11/01/23	17.85	—		1,651	(15,290)
Currency Option USD vs MXN	Call	GSI	11/16/23	18.00	—		1,770	(23,608)
Currency Option USD vs MXN	Call	HSBC	11/29/23	18.20	—		1,651	(21,271)
Currency Option USD vs ZAR	Call	JPM	12/01/23	20.50	—		7,403	(8,588)
Currency Option EUR vs HUF	Put	JPM	11/02/23	387.00	—	EUR	843	(9,781)
Currency Option EUR vs HUF	Put	JPM	11/02/23	388.00	—	EUR	843	(12,052)
Currency Option EUR vs HUF	Put	MSI	11/02/23	388.00	—	EUR	1,778	(25,418)
Currency Option EUR vs HUF	Put	JPM	11/27/23	383.00	—	EUR	829	(5,750)
Currency Option EUR vs PLN	Put	MSI	11/09/23	4.57	—	EUR	888	(24,197)
Currency Option EUR vs PLN	Put	HSBC	11/30/23	4.45	—	EUR	847	(5,831)
Currency Option USD vs BRL	Put	GSI	11/08/23	5.05	—		1,785	(15,877)
Currency Option USD vs BRL	Put	CITI	11/16/23	5.00	—		1,796	(12,312)
Currency Option USD vs BRL	Put	MSI	12/27/23	5.35	—		5,507	(337,133)
Currency Option USD vs COP	Put	MSI	11/09/23	4,150.00	—		1,782	(23,956)
Currency Option USD vs COP	Put	MSI	11/09/23	4,200.00	—		1,782	(38,820)
Currency Option USD vs COP	Put	MSI	11/27/23	4,100.00	—		629	(8,215)

See Notes to Financial Statements.

74

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs COP	Put	MSI	11/29/23	4,000.00	—	1,845	$(10,066)
Currency Option USD vs COP	Put	MSI	12/12/23	4,700.00	—	7,327	(960,486)
Currency Option USD vs HUF	Put	JPM	11/20/23	350.00	—	4,504	(3,911)
Currency Option USD vs HUF	Put	JPM	11/20/23	360.00	—	2,120	(14,995)
Currency Option USD vs MXN	Put	MSI	11/10/23	18.70	—	3,665	(141,144)
Currency Option USD vs ZAR	Put	MSI	12/01/23	18.75	—	1,782	(32,788)
Currency Option USD vs ZAR	Put	MSI	12/01/23	19.25	—	3,593	(132,233)

Total OTC Traded (premiums received $2,243,832)							$(1,970,939)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	33,930	$(124)

(premiums received $0)
Total Options Written (premiums received $2,243,832)								$(1,971,063)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
486	3 Month CME SOFR	Dec. 2023	$114,999,750	$27,748
1,577	3 Month CME SOFR	Mar. 2024	372,802,800	(135,501)
486	3 Month CME SOFR	Jun. 2024	114,969,375	(56,048)
318	3 Month CME SOFR	Sep. 2024	75,385,875	(25,887)
165	3 Month CME SOFR	Dec. 2024	39,222,563	(13,639)
165	3 Month CME SOFR	Mar. 2025	39,333,938	98
165	3 Month CME SOFR	Jun. 2025	39,432,938	11,823

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2023

Futures contracts outstanding at October 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
165	3 Month CME SOFR	Sep. 2025	$39,501,000	$27,623
2,209	2 Year U.S. Treasury Notes	Dec. 2023	447,149,924	(324,293)
10	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	1,125,625	(95,328)

				(583,404)

Short Positions:
228	5 Year Euro-Bobl	Dec. 2023	28,054,590	248,942
5,049	5 Year U.S. Treasury Notes	Dec. 2023	527,502,151	4,050,812
111	10 Year Euro-Bund	Dec. 2023	15,149,759	304,599
1,949	10 Year U.S. Treasury Notes	Dec. 2023	206,928,994	3,425,792
1,059	10 Year U.S. Ultra Treasury Notes	Dec. 2023	115,248,990	5,088,805
407	20 Year U.S. Treasury Bonds	Dec. 2023	44,541,063	2,728,386
72	Euro Schatz Index	Dec. 2023	8,012,568	21,574

				15,868,910

				$15,285,506

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	1,408	$893,000	$895,250	$2,250	$—
Brazilian Real,
Expiring 11/03/23	CITI	BRL	4,072	803,000	807,268	4,268	—
Expiring 11/03/23	DB	BRL	13,394	2,711,289	2,655,392	—	(55,897)
Expiring 12/04/23	BNP	BRL	7,836	1,556,020	1,547,812	—	(8,208)
British Pound,
Expiring 01/19/24	UAG	GBP	1,152	1,407,670	1,400,569	—	(7,101)
Chilean Peso,
Expiring 12/20/23	TD	CLP	1,031,171	1,107,000	1,148,623	41,623	—
Chinese Renminbi,
Expiring 11/16/23	BOA	CNH	38,676	5,318,000	5,274,382	—	(43,618)
Expiring 11/16/23	GSI	CNH	27,860	3,831,000	3,799,447	—	(31,553)
Expiring 11/16/23	GSI	CNH	27,857	3,812,000	3,798,998	—	(13,002)
Expiring 11/16/23	HSBC	CNH	41,537	5,702,000	5,664,641	—	(37,359)
Expiring 11/16/23	HSBC	CNH	21,897	3,021,000	2,986,169	—	(34,831)
Expiring 11/16/23	HSBC	CNH	12,736	1,754,000	1,736,935	—	(17,065)
Expiring 11/16/23	JPM	CNH	32,126	4,381,000	4,381,153	153	—

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 12/20/23	BARC	COP	30,386,054	$7,132,123	$7,299,619	$167,496	$—
Expiring 12/20/23	CITI	COP	4,003,392	904,992	961,732	56,740	—
Expiring 12/20/23	HSBC	COP	20,186,384	5,009,961	4,849,360	—	(160,601)
Expiring 12/20/23	TD	COP	21,624,685	5,301,467	5,194,882	—	(106,585)
Czech Koruna,
Expiring 01/19/24	DB	CZK	56,429	2,409,000	2,426,682	17,682	—
Euro,
Expiring 01/19/24	HSBC	EUR	2,269	2,406,795	2,410,351	3,556	—
Hungarian Forint,
Expiring 01/19/24	DB	HUF	715,783	1,965,000	1,957,874	—	(7,126)
Expiring 01/19/24	SSB	HUF	721,369	1,994,000	1,973,156	—	(20,844)
Indian Rupee,
Expiring 12/20/23	BOA	INR	477,691	5,724,000	5,727,496	3,496	—
Expiring 12/20/23	BOA	INR	251,371	3,008,000	3,013,931	5,931	—
Expiring 12/20/23	JPM	INR	441,259	5,299,000	5,290,679	—	(8,321)
Expiring 12/20/23	JPM	INR	308,631	3,703,989	3,700,478	—	(3,511)
Expiring 12/20/23	JPM	INR	260,143	3,117,000	3,119,109	2,109	—
Expiring 12/20/23	MSI	INR	468,613	5,613,000	5,618,649	5,649	—
Indonesian Rupiah,
Expiring 12/20/23	MSI	IDR	133,706,000	8,691,520	8,386,835	—	(304,685)
Japanese Yen,
Expiring 01/19/24	HSBC	JPY	367,868	2,510,324	2,459,898	—	(50,426)
Mexican Peso,
Expiring 12/20/23	CITI	MXN	13,972	754,578	768,539	13,961	—
Expiring 12/20/23	HSBC	MXN	16,490	887,000	907,065	20,065	—
Expiring 12/20/23	SSB	MXN	16,430	887,000	903,771	16,771	—
Expiring 12/20/23	TD	MXN	32,611	1,778,000	1,793,857	15,857	—
Expiring 12/20/23	TD	MXN	32,332	1,772,000	1,778,482	6,482	—
New Zealand Dollar,
Expiring 01/19/24	CITI	NZD	3,045	1,832,822	1,774,218	—	(58,604)
Peruvian Nuevo Sol,
Expiring 12/20/23	CITI	PEN	20,262	5,434,473	5,263,825	—	(170,648)
Philippine Peso,
Expiring 12/20/23	MSI	PHP	101,236	1,787,000	1,782,772	—	(4,228)
Singapore Dollar,
Expiring 12/20/23	BOA	SGD	4,330	3,179,000	3,169,479	—	(9,521)
Expiring 12/20/23	CITI	SGD	1,448	1,060,000	1,060,179	179	—
Expiring 12/20/23	HSBC	SGD	2,800	2,047,000	2,049,593	2,593	—
Expiring 12/20/23	SCB	SGD	5,097	3,756,000	3,731,352	—	(24,648)
South African Rand,
Expiring 12/20/23	MSI	ZAR	38,384	2,042,000	2,050,444	8,444	—
Expiring 12/20/23	TD	ZAR	201,534	10,529,023	10,765,749	236,726	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 12/20/23	CITI	KRW	1,212,205	$903,000	$898,510	$—	$(4,490)
Expiring 12/20/23	JPM	KRW	5,652,582	4,237,000	4,189,803	—	(47,197)
Expiring 12/20/23	SCB	KRW	2,483,204	1,845,000	1,840,599	—	(4,401)
Thai Baht,
Expiring 12/20/23	BOA	THB	111,645	3,117,000	3,120,405	3,405	—
Expiring 12/20/23	CITI	THB	32,649	886,000	912,523	26,523	—

				$149,821,046	$149,248,535	661,959	(1,234,470)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	1,814	$1,168,334	$1,154,072	$14,262	$—
Brazilian Real,
Expiring 11/03/23	BNP	BRL	7,836	1,561,819	1,553,554	8,265	—
Expiring 11/03/23	CITI	BRL	9,630	1,856,000	1,909,105	—	(53,105)
British Pound,
Expiring 01/19/24	HSBC	GBP	33,648	41,407,996	40,923,924	484,072	—
Chilean Peso,
Expiring 12/20/23	GSI	CLP	1,799,371	1,969,000	2,004,322	—	(35,322)
Expiring 12/20/23	TD	CLP	6,292,900	6,994,131	7,009,672	—	(15,541)
Expiring 12/20/23	UAG	CLP	1,851,320	2,050,000	2,062,189	—	(12,189)
Expiring 12/20/23	UAG	CLP	1,720,065	1,899,000	1,915,984	—	(16,984)
Chinese Renminbi,
Expiring 11/16/23	MSI	CNH	163,544	22,433,374	22,303,219	130,155	—
Colombian Peso,
Expiring 12/20/23	BNP	COP	5,866,946	1,360,128	1,409,412	—	(49,284)
Expiring 12/20/23	BOA	COP	3,792,337	886,000	911,030	—	(25,030)
Expiring 12/20/23	BOA	COP	1,827,302	422,400	438,972	—	(16,572)
Expiring 12/20/23	CITI	COP	7,409,278	1,752,000	1,779,925	—	(27,925)
Expiring 12/20/23	MSI	COP	8,583,077	2,123,000	2,061,906	61,094	—
Czech Koruna,
Expiring 01/19/24	BARC	CZK	130,332	5,626,348	5,604,785	21,563	—
Expiring 01/19/24	GSI	CZK	42,911	1,827,210	1,845,352	—	(18,142)
Expiring 01/19/24	MSI	CZK	47,566	2,022,790	2,045,510	—	(22,720)
Euro,
Expiring 01/19/24	BNP	EUR	89,635	95,523,625	95,206,781	316,844	—
Expiring 01/19/24	DB	EUR	4,495	4,776,230	4,774,410	1,820	—
Expiring 01/19/24	MSI	EUR	57,126	60,935,771	60,677,285	258,486	—

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/24	SSB	EUR	99,828	$105,536,939	$106,032,801	$—	$(495,862)
Hungarian Forint,
Expiring 01/19/24	GSI	HUF	3,463,528	9,362,911	9,473,760	—	(110,849)
Expiring 01/19/24	GSI	HUF	745,661	1,993,000	2,039,600	—	(46,600)
Indian Rupee,
Expiring 12/20/23	JPM	INR	487,566	5,853,000	5,845,901	7,099	—
Indonesian Rupiah,
Expiring 12/20/23	HSBC	IDR	46,715,651	2,965,000	2,930,283	34,717	—
Israeli Shekel,
Expiring 12/20/23	BARC	ILS	8,599	2,256,000	2,133,724	122,276	—
Expiring 12/20/23	BARC	ILS	7,946	2,090,950	1,971,586	119,364	—
Expiring 12/20/23	CITI	ILS	8,293	2,164,000	2,057,728	106,272	—
Mexican Peso,
Expiring 12/20/23	BARC	MXN	75,325	4,222,418	4,143,436	78,982	—
Expiring 12/20/23	BOA	MXN	34,138	1,915,000	1,877,828	37,172	—
Expiring 12/20/23	SSB	MXN	34,145	1,960,000	1,878,222	81,778	—
New Taiwanese Dollar,
Expiring 12/20/23	CITI	TWD	170,631	5,284,000	5,272,119	11,881	—
Expiring 12/20/23	GSI	TWD	103,829	3,208,000	3,208,072	—	(72)
Expiring 12/20/23	MSI	TWD	173,784	5,435,000	5,369,545	65,455	—
Peruvian Nuevo Sol,
Expiring 12/20/23	BARC	PEN	10,641	2,822,040	2,764,385	57,655	—
Expiring 12/20/23	BOA	PEN	10,002	2,606,912	2,598,374	8,538	—
Expiring 12/20/23	BOA	PEN	8,187	2,146,200	2,126,840	19,360	—
Expiring 12/20/23	BOA	PEN	5,555	1,441,088	1,442,962	—	(1,874)
Expiring 12/20/23	CITI	PEN	11,200	2,892,357	2,909,658	—	(17,301)
Expiring 12/20/23	SCB	PEN	5,030	1,297,643	1,306,585	—	(8,942)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	218,002	3,839,409	3,839,006	403	—
Expiring 12/20/23	JPM	PHP	50,413	886,000	887,779	—	(1,779)
Expiring 12/20/23	SCB	PHP	312,907	5,488,000	5,510,279	—	(22,279)
Polish Zloty,
Expiring 01/19/24	BARC	PLN	8,165	1,866,000	1,933,452	—	(67,452)
Expiring 01/19/24	UAG	PLN	25,420	5,949,808	6,019,260	—	(69,452)
Singapore Dollar,
Expiring 12/20/23	JPM	SGD	33,625	24,810,957	24,613,726	197,231	—
Expiring 12/20/23	SCB	SGD	2,517	1,845,000	1,842,718	2,282	—
South Korean Won,
Expiring 12/20/23	CITI	KRW	2,336,274	1,767,000	1,731,692	35,308	—
Expiring 12/20/23	DB	KRW	1,197,516	885,000	887,622	—	(2,622)
Expiring 12/20/23	SCB	KRW	16,296,728	12,353,025	12,079,450	273,575	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 12/20/23	GSI	THB	53,367	$1,504,473	$1,491,567	$12,906	$—
Expiring 12/20/23	JPM	THB	98,454	2,728,000	2,751,734	—	(23,734)
Expiring 12/20/23	MSI	THB	47,114	1,297,000	1,316,796	—	(19,796)
Expiring 12/20/23	MSI	THB	37,672	1,037,000	1,052,900	—	(15,900)

				$492,304,286	$490,932,799	2,568,815	(1,197,328)

						$3,230,774	$(2,431,798)

Cross currency exchange contracts outstanding at October 31, 2023:

Settlement	Type	Notional Amount (000)	In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR 1,658	PLN	7,453	$—	$(3,686)	JPM
01/19/24	Buy	EUR 1,808	PLN	8,242	—	(31,170)	BOA

					$—	$(34,856)

Credit default swap agreements outstanding at October 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Arab Republic of Egypt (D01)	12/20/28	1.000	%(Q)	2,000	$880,466	$877	$879,589	JPM
Dominican Republic (D01)	12/20/28	1.000	%(Q)	2,000	144,261	877	143,384	JPM
Emirate of Abu Dhabi (D01)	12/20/28	1.000	%(Q)	2,000	(47,454)	877	(48,331)	JPM
Federal Republic of Nigeria (D01)	12/20/28	1.000	%(Q)	2,000	462,283	877	461,406	JPM
Federation of Malaysia (D01)	12/20/28	1.000	%(Q)	3,000	(51,493)	1,315	(52,808)	JPM
Federative Republic of Brazil (D01)	12/20/28	1.000	%(Q)	9,000	313,954	3,945	310,009	JPM
Kingdom of Bahrain (D01)	12/20/28	1.000	%(Q)	2,000	128,959	877	128,082	JPM

See Notes to Financial Statements.

80

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Kingdom of Morocco (D01)	12/20/28	1.000%(Q)	2,000	$41,251	$877	$40,374	JPM
Kingdom of Saudi Arabia (D01)	12/20/28	1.000%(Q)	4,000	(63,035)	1,753	(64,788)	JPM
People’s Republic of China (D01)	12/20/28	1.000%(Q)	9,000	(86,876)	3,945	(90,821)	JPM
Republic of Argentina (D01)	12/20/28	1.000%(Q)	2,000	1,546,614	877	1,545,737	JPM
Republic of Chile (D01)	12/20/28	1.000%(Q)	7,000	(75,743)	3,069	(78,812)	JPM
Republic of Colombia (D01)	12/20/28	1.000%(Q)	6,000	306,929	2,630	304,299	JPM
Republic of Indonesia (D01)	12/20/28	1.000%(Q)	9,000	(17,973)	3,945	(21,918)	JPM
Republic of Panama (D01)	12/20/28	1.000%(Q)	2,000	63,032	877	62,155	JPM
Republic of Peru (D01)	12/20/28	1.000%(Q)	3,000	(3,127)	1,315	(4,442)	JPM
Republic of Philippines (D01)	12/20/28	1.000%(Q)	3,000	(18,243)	1,315	(19,558)	JPM
Republic of South Africa (D01)	12/20/28	1.000%(Q)	9,000	666,741	3,945	662,796	JPM
Republic of Turkey (D01)	12/20/28	1.000%(Q)	9,000	1,090,990	3,945	1,087,045	JPM
State of Qatar (D01)	12/20/28	1.000%(Q)	2,000	(41,040)	877	(41,917)	JPM
Sultanate of Oman (D01)	12/20/28	1.000%(Q)	2,000	43,789	877	42,912	JPM
United Mexican States (D01)	12/20/28	1.000%(Q)	9,000	75,833	3,945	71,888	JPM
Arab Republic of Egypt (D02)	12/20/28	1.000%(Q)	2,000	880,466	2,050	878,416	MSI
Dominican Republic (D02)	12/20/28	1.000%(Q)	2,000	144,260	2,050	142,210	MSI
Emirate of Abu Dhabi (D02)	12/20/28	1.000%(Q)	2,000	(47,454)	2,050	(49,504)	MSI
Federal Republic of Nigeria (D02)	12/20/28	1.000%(Q)	2,000	462,282	2,050	460,232	MSI
Federation of Malaysia (D02)	12/20/28	1.000%(Q)	3,000	(51,493)	3,075	(54,568)	MSI
Federative Republic of Brazil (D02)	12/20/28	1.000%(Q)	9,000	313,954	9,225	304,729	MSI
Kingdom of Bahrain (D02)	12/20/28	1.000%(Q)	2,000	128,959	2,050	126,909	MSI

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Kingdom of Morocco (D02)	12/20/28	1.000%(Q)	2,000	$41,250	$2,050	$39,200	MSI
Kingdom of Saudi Arabia (D02)	12/20/28	1.000%(Q)	4,000	(63,035)	4,100	(67,135)	MSI
People’s Republic of China (D02)	12/20/28	1.000%(Q)	9,000	(86,877)	9,225	(96,102)	MSI
Republic of Argentina (D02)	12/20/28	1.000%(Q)	2,000	1,546,614	2,050	1,544,564	MSI
Republic of Chile (D02)	12/20/28	1.000%(Q)	7,000	(75,744)	7,175	(82,919)	MSI
Republic of Colombia (D02)	12/20/28	1.000%(Q)	6,000	306,929	6,150	300,779	MSI
Republic of Indonesia (D02)	12/20/28	1.000%(Q)	9,000	(17,973)	9,225	(27,198)	MSI
Republic of Panama (D02)	12/20/28	1.000%(Q)	2,000	63,031	2,050	60,981	MSI
Republic of Peru (D02)	12/20/28	1.000%(Q)	3,000	(3,127)	3,075	(6,202)	MSI
Republic of Philippines (D02)	12/20/28	1.000%(Q)	3,000	(18,243)	3,075	(21,318)	MSI
Republic of South Africa (D02)	12/20/28	1.000%(Q)	9,000	666,741	9,225	657,516	MSI
Republic of Turkey (D02)	12/20/28	1.000%(Q)	9,000	1,090,990	9,225	1,081,765	MSI
State of Qatar (D02)	12/20/28	1.000%(Q)	2,000	(41,040)	2,050	(43,090)	MSI
Sultanate of Oman (D02)	12/20/28	1.000%(Q)	2,000	43,789	2,050	41,739	MSI
United Mexican States (D02)	12/20/28	1.000%(Q)	9,000	75,833	9,225	66,608	MSI

				$10,720,230	$146,337	$10,573,893

See Notes to Financial Statements.

82

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Sell Protection(2)**:
CDX.EM.40.V1 (D01)	12/20/28	1.000%(Q)	100,000	2.279%	$(5,351,561)	$(142,470)	$(5,209,091)	JPM
CDX.EM.40.V1 (D02)	12/20/28	1.000%(Q)	100,000	2.279%	(5,351,561)	(202,239)	(5,149,322)	MSI

					$(10,703,122)	$(344,709)	$(10,358,413)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:

GS_21-PJA	11/14/23	0.500%(M)	21,060	*	$13,727	$(136)	$13,863	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000%(Q)		2,425	$293,508	$494,675	$(201,167)	BARC
Republic of Italy	12/20/27	1.000%(Q)	EUR	720	(11,250)	(22,549)	11,299	BARC
United Mexican States	12/20/24	1.000%(Q)		285	(2,376)	547	(2,923)	CITI
United Mexican States	12/20/24	1.000%(Q)		220	(1,835)	352	(2,187)	CITI

					$278,047	$473,025	$(194,978)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2023

Credit default swap agreements outstanding at October 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Bank of America Corp.	06/20/24	1.000%(Q)	5,000	0.486%	$22,013	$1,547	$20,466	GSI
Boeing Co.	06/20/24	1.000%(Q)	1,760	0.402%	8,681	1,548	7,133	GSI
Catalonia, Autonomous Community of	12/20/25	1.000%(Q)	3,000	0.405%	39,725	(12,238)	51,963	DB
Federative Republic of Brazil	12/20/23	1.000%(Q)	12,000	0.209%	27,000	12,333	14,667	CITI
General Motors Co.	06/20/26	5.000%(Q)	3,580	1.173%	355,330	368,036	(12,706)	GSI
Halliburton Co.	12/20/26	1.000%(Q)	1,600	0.360%	31,672	9,623	22,049	GSI
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	600	0.358%	3,126	1,479	1,647	GSI
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)	30,890	0.059%	31,716	11,714	20,002	BOA
Millicom International Cellular S.A.^	12/20/25	1.000%(Q)	2,700	*	(80,522)	(139,076)	58,554	BOA
Petroleos Mexicanos	12/20/24	1.000%(Q)	285	3.173%	(6,427)	(6,186)	(241)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	220	3.173%	(4,962)	(4,720)	(242)	CITI
Simon Property Group LP	06/20/26	1.000%(Q)	3,240	0.605%	35,325	19,839	15,486	GSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)	4,820	0.811%	27,998	53,302	(25,304)	GSI
Wells Fargo & Co.	12/20/23	1.000%(Q)	27,500	0.355%	56,363	10,834	45,529	MSI

					$547,038	$328,035	$219,003

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):

CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	180,000	$(2,583,062)	$(1,863,857)	$719,205

See Notes to Financial Statements.

84

Credit default swap agreements outstanding at October 31, 2023 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    85

Schedule of Investments  (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	725	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/ 5.186%	$(22,982)	$36,789	$59,771
GBP	9,558	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.186%	(448,713)	1,252,978	1,701,691
GBP	7,720	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 5.186%	398,509	1,251,292	852,783
GBP	525	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 5.186%	(22,856)	140,653	163,509
GBP	2,010	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 5.186%	143,032	594,505	451,473
GBP	500	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/ 5.186%	(27,897)	170,224	198,121
	230,184	03/08/24	5.386%(T)	1 Day SOFR(2)(T)/ 5.350%	(289)	277,657	277,946
	385,125	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.350%	—	(263,263)	(263,263)
	126,352	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(641,844)	(641,844)
	292,023	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(683,913)	(683,913)
	330,865	08/03/25	4.811%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(1,857,874)	(1,857,874)
	198,585	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.350%	—	982,655	982,655
	20,835	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.350%	3,854	26,972	23,118

					$22,658	$1,286,831	$1,264,173

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreement:
10,400	09/22/28	3.290%(S)	1 Week MUNIPSA(1)(Q)/ 4.090%	$93,846	$—	$93,846	JPM

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

86

Total return swap agreements outstanding at October 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg U.S. Treasury 1-3 Year Index(T)	1 Day USOIS + 14bps(T)/ 5.470%	JPM	03/01/24	200,000	$(1,998,621)	$—	$(1,998,621)
Bloomberg U.S. Treasury 1-3 Year Index(T)	1 Day SOFR + 22.25bps(T)/ 5.573%	BARC	04/02/24	400,000	(4,156,076)	—	(4,156,076)
ICE Bank of America 1-10 Year US Municipal Securities Index(T)	1 Day SOFR -245bps(T)/ 2.900%	DB	09/21/24	29,000	(545,528)	—	(545,528)
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(9,107)	806,147	—	806,147

					$(5,894,078)	$—	$(5,894,078)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,132,166	$(529,614)	$12,627,975	$(18,174,839)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$26,560,767

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    87

Schedule of Investments  (continued)

as of October 31, 2023

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$58,870,775	$—
Collateralized Loan Obligations	—	690,529,044	—
Consumer Loans	—	37,224,376	—
Credit Cards	—	6,970,218	—
Home Equity Loans	—	5,618,362	—
Other	—	4,230,334	—
Residential Mortgage-Backed Securities	—	4,820,090	998,950
Student Loans	—	2,822,748	—
Commercial Mortgage-Backed Securities	—	398,899,868	—
Convertible Bond	—	12,420	—
Corporate Bonds	—	857,132,200	13,815,621
Floating Rate and Other Loans	—	24,274,956	512,743
Municipal Bonds	—	22,183,831	—
Residential Mortgage-Backed Securities	—	105,761,927	—
Sovereign Bonds	—	97,318,950	—
U.S. Government Agency Obligations	—	341,925,545	—
U.S. Treasury Obligations	—	360,547,915	—
Common Stocks	—	755,220	381,986
Preferred Stock	109,350	—	—
Rights	—	—	32,923
Short-Term Investments
Affiliated Mutual Funds	188,454,121	—	—
Options Purchased	—	116,032	—

Total	$188,563,471	$3,020,014,811	$15,742,223

Liabilities
Options Written	$—	$(1,970,939)	$(124)

Other Financial Instruments*
Assets
Futures Contracts	$15,936,202	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,230,774	—
OTC Packaged Credit Default Swap Agreements	—	11,530,200	—
Centrally Cleared Credit Default Swap Agreement	—	719,205	—
OTC Credit Default Swap Agreements	—	932,457	13,727
Centrally Cleared Interest Rate Swap Agreements	—	4,711,067	—

See Notes to Financial Statements.

88

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Interest Rate Swap Agreement	$—	$93,846	$—
OTC Total Return Swap Agreement	—	806,147	—

Total	$15,936,202	$22,023,696	$13,727

Liabilities
Unfunded Loan Commitment	$—	$—	$(4,518)
Forward Commitment Contract	—	(13,275,938)	—
Futures Contracts	(650,696)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,431,798)	—
OTC Cross Currency Exchange Contracts	—	(34,856)	—
OTC Packaged Credit Default Swap Agreements	—	(11,513,092)	—
OTC Credit Default Swap Agreements	—	(26,850)	(80,522)
Centrally Cleared Interest Rate Swap Agreements	—	(3,446,894)	—
OTC Total Return Swap Agreements	—	(6,700,225)	—

Total	$(650,696)	$(37,429,653)	$(85,040)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Collateralized Loan Obligations	22.6%
Commercial Mortgage-Backed Securities	13.0
U.S. Treasury Obligations	11.8
U.S. Government Agency Obligations	11.2
Banks	8.3
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	6.2
Residential Mortgage-Backed Securities	3.7
Sovereign Bonds	3.2
Oil & Gas	2.0
Automobiles	1.9
Electric	1.7
Telecommunications	1.4
Media	1.3
Consumer Loans	1.2
Pipelines	1.1
Diversified Financial Services	1.0

Aerospace & Defense	0.9%
Auto Manufacturers	0.9
Pharmaceuticals	0.9
Commercial Services	0.8
Home Builders	0.8
Retail	0.7
Municipal Bonds	0.7
Foods	0.7
Real Estate Investment Trusts (REITs)	0.6
Healthcare-Services	0.6
Entertainment	0.5
Chemicals	0.4
Engineering & Construction	0.3
Office/Business Equipment	0.3
Computers	0.3
Lodging	0.3
Trucking & Leasing	0.3
Multi-National	0.3

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    89

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification (continued):

Airlines	0.3%
Semiconductors	0.2
Credit Cards	0.2
Miscellaneous Manufacturing	0.2
Home Equity Loans	0.2
Biotechnology	0.2
Distribution/Wholesale	0.2
Mining	0.2
Internet	0.2
Electrical Components & Equipment	0.2
Leisure Time	0.1
Other	0.1
Packaging & Containers	0.1
Metal Fabricate/Hardware	0.1
Building Materials	0.1
Gas	0.1
Student Loans	0.1
Transportation	0.1
Insurance	0.1
Auto Parts & Equipment	0.1
Real Estate	0.1
Forest Products & Paper	0.1
Toys/Games/Hobbies	0.1

Machinery-Diversified	0.0	*%
Software	0.0	*
Healthcare-Products	0.0	*
Apparel	0.0	*
Wireless Telecommunication Services	0.0	*
Agriculture	0.0	*
Water	0.0	*
Shipbuilding	0.0	*
Options Purchased	0.0	*
Capital Markets	0.0	*
Iron/Steel	0.0	*
Electronics	0.0	*
Beverages	0.0	*

	105.3

Options Written	(0.1)
Liabilities in excess of other assets	(5.2)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$719,205*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,132,166	Premiums received for OTC swap agreements	529,614

Credit contracts	—	—	Options written outstanding, at value	124

See Notes to Financial Statements.

90

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on OTC swap agreements	$11,727,982		Unrealized depreciation on OTC swap agreements	$11,474,614
Foreign exchange contracts	Unaffiliated investments	116,032		Options written outstanding, at value	1,970,939
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	34,856
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,230,774		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,431,798
Interest rate contracts	Due from/to broker-variation margin futures	15,936,202	*	Due from/to broker-variation margin futures	650,696	*
Interest rate contracts	Due from/to broker-variation margin swaps	4,711,067	*	Due from/to broker-variation margin swaps	3,446,894	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	899,993		Unrealized depreciation on OTC swap agreements	6,700,225

		$38,473,421			$27,239,760

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(4,788,082)	$5,349,702	$—	$—	$(15,115,983)
Foreign exchange contracts	(1,797,337)	1,468,906	—	(8,306,625)	—
Interest rate contracts	(6,806)	58,398	(21,884,835)	—	1,053,902

Total	$(6,592,225)	$6,877,006	$(21,884,835)	$(8,306,625)	$(14,062,081)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    91

Schedule of Investments  (continued)

as of October 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$1,547,462	$(1,249,884)	$—	$—	$2,909,245
Foreign exchange contracts	(600,609)	583,764	—	2,098,147	—
Interest rate contracts	—	—	24,883,307	—	(9,603,295)

Total	$946,853	$(666,120)	$24,883,307	$2,098,147	$(6,694,050)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 1,336,509
Options Written (2)	597,537,449
Futures Contracts - Long Positions (2)	1,321,795,479
Futures Contracts - Short Positions (2)	617,900,531
Forward Foreign Currency Exchange Contracts - Purchased (3)	199,396,206
Forward Foreign Currency Exchange Contracts - Sold (3)	541,037,737
Cross Currency Exchange Contracts (4)	7,448,069
Interest Rate Swap Agreements (2)	606,557,058
Credit Default Swap Agreements - Buy Protection (2)	451,484,066
Credit Default Swap Agreements - Sell Protection (2)	189,972,323
Total Return Swap Agreements (2)	375,399,734

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

See Notes to Financial Statements.

92

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$65,185,875	$(65,185,875)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$1,073,310	$(4,447,244)	$(3,373,934)	$3,245,321	$(128,613)
BNP	325,109	(57,492)	267,617	(1,417)	266,200
BOA	168,172	(266,861)	(98,689)	—	(98,689)
CITI	283,455	(364,812)	(81,357)	81,357	—
DB	71,465	(623,411)	(551,946)	551,946	—
GSI	1,355,109	(333,295)	1,021,814	(890,000)	131,814
HSBC	560,568	(351,041)	209,527	(209,527)	—
JPM	6,178,352	(7,916,882)	(1,738,530)	1,429,284	(309,246)
MSI	6,416,313	(7,976,304)	(1,559,991)	1,559,991	—
SCB	275,857	(60,270)	215,587	(215,587)	—
SSB	98,549	(516,706)	(418,157)	418,157	—
TD	300,688	(122,126)	178,562	—	178,562
UAG	—	(105,726)	(105,726)	—	(105,726)

	$17,106,947	$(23,142,170)	$(6,035,223)	$5,969,525	$(65,698)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    93

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $65,185,875:
Unaffiliated investments (cost $3,267,902,756)	$3,035,866,384
Affiliated investments (cost $188,424,232)	188,454,121
Cash	8,791
Foreign currency, at value (cost $3,044,298)	3,041,530
Receivable for investments sold	35,556,395
Receivable for Fund shares sold	23,242,583
Dividends and interest receivable	20,283,638
Unrealized appreciation on OTC swap agreements	12,627,975
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,230,774
Premiums paid for OTC swap agreements	1,132,166
Prepaid expenses	14,814

Total Assets	3,323,459,171

Liabilities

Payable for investments purchased	132,845,777
Payable to broker for collateral for securities on loan	66,814,177
Payable for Fund shares purchased	21,434,953
Unrealized depreciation on OTC swap agreements	18,174,839
Forward commitment contracts, at value (proceeds receivable $13,294,531)	13,275,938
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,431,798
Options written outstanding, at value (premiums received $2,243,832)	1,971,063
Accrued expenses and other liabilities	1,211,945
Management fee payable	770,211
Premiums received for OTC swap agreements	529,614
Dividends payable	364,697
Due to broker—variation margin futures	198,890
Due to broker—variation margin swaps	135,200
Distribution fee payable	77,626
Unrealized depreciation on OTC cross currency exchange contracts	34,856
Affiliated transfer agent fee payable	8,390
Directors’ fees payable	7,311
Unrealized depreciation on unfunded loan commitment	4,518

Total Liabilities	260,291,803

Net Assets	$3,063,167,368

Net assets were comprised of:
Common stock, at par	$356,960
Paid-in capital in excess of par	3,432,253,401
Total distributable earnings (loss)	(369,442,993)

Net assets, October 31, 2023	$3,063,167,368

See Notes to Financial Statements.

94

Class A

Net asset value and redemption price per share,
($271,455,527 ÷ 31,693,474 shares of common stock issued and outstanding)	$8.57
Maximum sales charge (2.25% of offering price)	0.20

Maximum offering price to public	$8.77

Class C

Net asset value, offering price and redemption price per share,
($25,175,059 ÷ 2,937,561 shares of common stock issued and outstanding)	$8.57

Class Z

Net asset value, offering price and redemption price per share,
($1,407,587,462 ÷ 163,744,689 shares of common stock issued and outstanding)	$8.60

Class R6

Net asset value, offering price and redemption price per share,
($1,358,949,320 ÷ 158,584,020 shares of common stock issued and outstanding)	$8.57

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    95

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Interest income	$129,992,137
Affiliated dividend income	16,977,369
Unaffiliated dividend income	1,111,320
Income from securities lending, net (including affiliated income of $202,402)	202,450

Total income	148,283,276

Expenses
Management fee	9,550,202
Distribution fee(a)	903,571
Transfer agent’s fees and expenses (including affiliated expense of $46,237)(a)	1,703,922
Registration fees(a)	245,234
Shareholders’ reports	216,149
Custodian and accounting fees	170,718
Audit fee	67,469
Professional fees	61,650
Directors’ fees	54,251
Miscellaneous	90,148

Total expenses	13,063,314
Less: Fee waiver and/or expense reimbursement(a)	(1,434,518)

Net expenses	11,628,796

Net investment income (loss)	136,654,480

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,832,131))	(42,294,472)
Futures transactions	(21,884,835)
Forward and cross currency contract transactions	(8,306,625)
Options written transactions	6,877,006
Swap agreement transactions	(14,062,081)
Foreign currency transactions	(4,979,063)

(84,650,070)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,907,572)	89,723,997
Futures	24,883,307
Forward and cross currency contracts	2,098,147
Options written	(666,120)
Swap agreements	(6,694,050)
Foreign currencies	43,020
Unfunded loan commitment	(4,518)

109,383,783

Net gain (loss) on investment and foreign currency transactions	24,733,713

Net Increase (Decrease) In Net Assets Resulting From Operations	$161,388,193

See Notes to Financial Statements.

96

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	644,768	258,803	—	—
Transfer agent’s fees and expenses	149,845	23,633	1,476,795	53,649
Registration fees	54,526	24,473	87,695	78,540
Fee waiver and/or expense reimbursement	(56,931)	(5,713)	(933,429)	(438,445)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    97

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$136,654,480	$80,076,134
Net realized gain (loss) on investment and foreign currency transactions	(84,650,070)	28,672,997
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	109,383,783	(333,897,515)

Net increase (decrease) in net assets resulting from operations	161,388,193	(225,148,384)

Dividends and Distributions
Distributions from distributable earnings
Class A	(12,072,181)	(7,786,514)
Class C	(998,475)	(625,073)
Class Z	(65,427,690)	(48,989,295)
Class R6	(70,800,242)	(47,223,903)

	(149,298,588)	(104,624,785)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,516,499,192	1,708,308,493
Net asset value of shares issued in reinvestment of dividends and distributions	146,595,635	104,237,752
Cost of shares purchased	(1,703,085,433)	(1,634,710,193)

Net increase (decrease) in net assets from Fund share transactions	(39,990,606)	177,836,052

Total increase (decrease)	(27,901,001)	(151,937,117)

Net Assets:

Beginning of year	3,091,068,369	3,243,005,486

End of year	$3,063,167,368	$3,091,068,369

See Notes to Financial Statements.

98

Financial Highlights

Class A Shares
		Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.53	$9.45	$9.51	$9.72	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.20	0.17	0.22	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08	(0.85)	(0.01)	(0.01)	0.28
Total from investment operations	0.45	(0.65)	0.16	0.21	0.56
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.27)	(0.22)	(0.28)	(0.34)
Tax return of capital distributions	-	-	-	(0.02)	-
Distributions from net realized gains	-	-	-	(0.12)	-
Total dividends and distributions	(0.41)	(0.27)	(0.22)	(0.42)	(0.34)
Net asset value, end of year	$8.57	$8.53	$9.45	$9.51	$9.72
Total Return(b):	5.32%	(6.98)%	1.73%	2.22%	6.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$271,456	$246,197	$268,235	$207,475	$125,539
Average net assets (000)	$257,907	$258,305	$253,168	$171,581	$89,724
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65%	0.67%	0.77%
Expenses before waivers and/or expense reimbursement	0.67%	0.67%	0.67%	0.71%	0.82%
Net investment income (loss)	4.33%	2.23%	1.76%	2.32%	2.86%
Portfolio turnover rate(d)	48%	33%	49%	40%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    99

Financial Highlights (continued)

Class C Shares
		Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.54	$9.46	$9.52	$9.73	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.12	0.09	0.14	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.85)	- (b)	(0.01)	0.29
Total from investment operations	0.36	(0.73)	0.09	0.13	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.19)	(0.15)	(0.20)	(0.26)
Tax return of capital distributions	-	-	-	(0.02)	-
Distributions from net realized gains	-	-	-	(0.12)	-
Total dividends and distributions	(0.33)	(0.19)	(0.15)	(0.34)	(0.26)
Net asset value, end of year	$8.57	$8.54	$9.46	$9.52	$9.73
Total Return(c):	4.30%	(7.77)%	0.91%	1.34%	5.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,175	$24,563	$34,006	$33,364	$27,197
Average net assets (000)	$25,880	$28,904	$35,068	$31,505	$22,711
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.51%	1.50%	1.47%	1.55%	1.60%
Expenses before waivers and/or expense reimbursement	1.53%	1.52%	1.49%	1.59%	1.68%
Net investment income (loss)	3.47%	1.34%	0.96%	1.47%	2.05%
Portfolio turnover rate(e)	48%	33%	49%	40%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

100

Class Z Shares
		Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.56	$9.49	$9.55	$9.76	$9.53
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.22	0.19	0.25	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08	(0.86)	- (b)	(0.01)	0.30
Total from investment operations	0.47	(0.64)	0.19	0.24	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.29)	(0.25)	(0.31)	(0.37)
Tax return of capital distributions	-	-	-	(0.02)	-
Distributions from net realized gains	-	-	-	(0.12)	-
Total dividends and distributions	(0.43)	(0.29)	(0.25)	(0.45)	(0.37)
Net asset value, end of year	$8.60	$8.56	$9.49	$9.55	$9.76
Total Return(c):	5.58%	(6.81)%	2.00%	2.50%	6.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,407,587	$1,368,302	$1,633,850	$1,214,725	$737,632
Average net assets (000)	$1,313,260	$1,499,104	$1,435,782	$960,154	$552,598
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.40%	0.50%
Expenses before waivers and/or expense reimbursement	0.46%	0.47%	0.46%	0.48%	0.56%
Net investment income (loss)	4.58%	2.47%	2.02%	2.59%	3.14%
Portfolio turnover rate(e)	48%	33%	49%	40%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    101

Financial Highlights (continued)

Class R6 Shares
		Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.54	$9.46	$9.52	$9.73	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.23	0.20	0.26	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.85)	- (b)	(0.02)	0.30
Total from investment operations	0.46	(0.62)	0.20	0.24	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.30)	(0.26)	(0.31)	(0.38)
Tax return of capital distributions	-	-	-	(0.02)	-
Distributions from net realized gains	-	-	-	(0.12)	-
Total dividends and distributions	(0.43)	(0.30)	(0.26)	(0.45)	(0.38)
Net asset value, end of year	$8.57	$8.54	$9.46	$9.52	$9.73
Total Return(c):	5.54%	(6.67)%	2.07%	2.57%	6.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,358,949	$1,452,006	$1,306,914	$838,198	$747,059
Average net assets (000)	$1,387,391	$1,426,498	$1,054,215	$786,082	$682,527
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.32%	0.32%	0.32%	0.33%	0.39%
Expenses before waivers and/or expense reimbursement	0.35%	0.35%	0.35%	0.38%	0.45%
Net investment income (loss)	4.64%	2.59%	2.07%	2.71%	3.26%
Portfolio turnover rate(e)	48%	33%	49%	40%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Short Duration Multi-Sector Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

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Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

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Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

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Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and

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Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

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Notes to Financial Statements (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

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payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap,

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Notes to Financial Statements (continued)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may

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be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

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Notes to Financial Statements (continued)

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to

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termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in

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Notes to Financial Statements (continued)

excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.32% of average daily net assets up to $5 billion;	0.32%
0.31% of average daily net assets over $5 billion

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

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Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.85%
C	1.60
Z	0.39
R6	0.32

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$355,267	$27,177
C	—	2,504

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. The Fund may also invest in the PGIM Core Short-Term Bond Fund (together with the Core Government Fund, the “Core Funds”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”). PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$1,051,750,578	$910,718,399

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

116

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$674,492,268	$ 553,200,494	$ —	$ —	$121,291,774	121,291,774	$ 1,261,628

PGIM Core Short-Term Bond Fund(1)(wb)
314,579,643	15,096,925	330,711,282	2,888,140	(1,853,426)	—	—	15,715,741

PGIM Institutional Money Market Fund(1)(b)(wb)
79,438,137	274,200,260	286,516,777	19,432	21,295	67,162,347	67,195,946	202,402(2)
$394,017,780	$963,789,453	$1,170,428,553	$2,907,572	$(1,832,131)	$188,454,121		$17,179,771

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$149,298,588	$—	$—	$149,298,588

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$104,624,785	$—	$—	$104,624,785

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$14,280,644	$—

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Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$3,488,299,023	$23,590,213	$(289,731,558)	$(266,141,345)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, bond premium amortization, swaps, mark-to-market of futures and forwards contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$117,705,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Prior to May 1, 2023, investors who purchased $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. Effective May 1, 2023, investors who purchase $250,000 or more of Class A shares and sell those shares within 18 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and

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Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 3,325,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	250,000,000
C	50,000,000
Z	1,500,000,000
T	25,000,000
R6	1,500,000,000

The Fund currently does not have any Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	87.5

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	15,174,737	$130,211,603
Shares issued in reinvestment of dividends and distributions	1,393,978	11,948,245
Shares purchased	(13,917,760)	(119,422,478)
Net increase (decrease) in shares outstanding before conversion	2,650,955	22,737,370
Shares issued upon conversion from other share class(es)	550,563	4,725,403
Shares purchased upon conversion into other share class(es)	(364,526)	(3,126,001)
Net increase (decrease) in shares outstanding	2,836,992	$24,336,772

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	13,990,086	$126,248,614
Shares issued in reinvestment of dividends and distributions	866,181	7,776,290
Shares purchased	(14,329,202)	(129,140,009)
Net increase (decrease) in shares outstanding before conversion	527,065	4,884,895
Shares issued upon conversion from other share class(es)	721,342	6,474,881
Shares purchased upon conversion into other share class(es)	(770,600)	(6,964,379)
Net increase (decrease) in shares outstanding	477,807	$4,395,397

Class C
Year ended October 31, 2023:
Shares sold	1,180,989	$10,143,895
Shares issued in reinvestment of dividends and distributions	113,894	976,894
Shares purchased	(1,030,728)	(8,845,282)
Net increase (decrease) in shares outstanding before conversion	264,155	2,275,507
Shares purchased upon conversion into other share class(es)	(204,085)	(1,752,338)
Net increase (decrease) in shares outstanding	60,070	$523,169

Year ended October 31, 2022:
Shares sold	828,788	$7,404,671
Shares issued in reinvestment of dividends and distributions	68,681	619,786
Shares purchased	(1,209,531)	(10,862,878)
Net increase (decrease) in shares outstanding before conversion	(312,062)	(2,838,421)
Shares purchased upon conversion into other share class(es)	(406,150)	(3,638,317)
Net increase (decrease) in shares outstanding	(718,212)	$(6,476,738)

Class Z
Year ended October 31, 2023:
Shares sold	106,090,422	$913,767,849
Shares issued in reinvestment of dividends and distributions	7,373,111	63,447,353
Shares purchased	(106,838,441)	(919,861,470)
Net increase (decrease) in shares outstanding before conversion	6,625,092	57,353,732
Shares issued upon conversion from other share class(es)	562,213	4,842,586
Shares purchased upon conversion into other share class(es)	(3,237,868)	(27,893,843)
Net increase (decrease) in shares outstanding	3,949,437	$34,302,475

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Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	99,319,936	$897,855,738
Shares issued in reinvestment of dividends and distributions	5,391,750	48,644,256
Shares purchased	(117,380,214)	(1,060,111,066)
Net increase (decrease) in shares outstanding before conversion	(12,668,528)	(113,611,072)
Shares issued upon conversion from other share class(es)	1,057,554	9,478,769
Shares purchased upon conversion into other share class(es)	(825,385)	(7,404,139)
Net increase (decrease) in shares outstanding	(12,436,359)	$(111,536,442)

Class R6
Year ended October 31, 2023:
Shares sold	53,866,211	$462,375,845
Shares issued in reinvestment of dividends and distributions	8,186,646	70,223,143
Shares purchased	(76,270,446)	(654,956,203)
Net increase (decrease) in shares outstanding before conversion	(14,217,589)	(122,357,215)
Shares issued upon conversion from other share class(es)	2,944,199	25,295,981
Shares purchased upon conversion into other share class(es)	(243,333)	(2,091,788)
Net increase (decrease) in shares outstanding	(11,516,723)	$(99,153,022)

Year ended October 31, 2022:
Shares sold	75,127,549	$676,799,470
Shares issued in reinvestment of dividends and distributions	5,269,996	47,197,420
Shares purchased	(48,718,733)	(434,596,240)
Net increase (decrease) in shares outstanding before conversion	31,678,812	289,400,650
Shares issued upon conversion from other share class(es)	448,193	4,012,105
Shares purchased upon conversion into other share class(es)	(225,486)	(1,958,920)
Net increase (decrease) in shares outstanding	31,901,519	$291,453,835

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

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Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $900,000, borrowed at a weighted average interest rate of 6.16%. The maximum loan outstanding amount during the period was $900,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

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Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce

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Notes to Financial Statements (continued)

inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

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Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The

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Notes to Financial Statements (continued)

non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

126

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government

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Notes to Financial Statements (continued)

securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

128

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Short Duration Multi-Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Multi-Sector Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short Duration Multi-Sector Bond Fund    129

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 40.86% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 73.15% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.29% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

130

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Short Duration Multi-Sector Bond Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five-year period and underperformed over the one- and three- year periods.

•	The Board noted that the Fund outperformed its benchmark index in seven of the last nine calendar years gross of fees.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.39% for Class Z shares and 0.32% for Class R6 shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration Multi-Sector Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SDMAX	SDMCX	SDMZX	SDMQX

CUSIP	74440B876	74440B868	74440B843	74440B850

MF219E

PGIM ESG TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM ESG Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG Total Return Bond Fund

December 15, 2023

PGIM ESG Total Return Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-1.58	-9.70 (9/30/2021)

(without sales charges)	1.73	-8.26 (9/30/2021)

Class C

(with sales charges)	0.01	-8.96 (9/30/2021)

(without sales charges)	0.97	-8.96 (9/30/2021)

Class Z

(without sales charges)	2.00	-8.03 (9/30/2021)

Class R6

(without sales charges)	2.10	-7.92 (9/30/2021)

Bloomberg US Aggregate Bond Index

	0.36	-7.72

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations for Class Z shares (September 30, 2021) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM ESG Total Return Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/23 (%)

AAA	44.6

AA	12.3

A	13.4

BBB	17.2

BB	7.1

B	4.2

CCC	0.8

Not Rated	-0.2

Cash/Cash Equivalents	0.6

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.45	5.69	-7.26

Class C	0.39	5.12	-32.08

Class Z	0.47	6.17	1.40

Class R6	0.48	6.26	5.15

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM ESG Total Return Bond Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM ESG Total Return Bond Fund’s Class Z shares returned 2.00% in the 12-month reporting period that ended October 31, 2023, outperforming the 0.36% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

In the US, despite the debt ceiling debate and threats of a government shutdown, inflation that remained above the Federal Reserve’s (the Fed’s) 2% target, and geopolitical risks abroad, the economy proved resilient, posting strong growth for the third quarter of 2023 (i.e., annualized gross domestic product [GDP] of 4.9%) that was driven by consumer spending. With that stated, the durability of the third quarter’s economic momentum doesn’t appear to be repeatable. While September’s payrolls report of 336,000 jobs added came in much stronger than economists expected, October’s payrolls report of 150,000 jobs added was less than expected and provided further evidence of labor market rebalancing.

●

Over the reporting period, the Fed tightened monetary policy by an additional 225 basis points (bps). (One basis point equals 0.01%.) The 10-year/2-year US Treasury spread narrowed from –0.41% as of October 31, 2022, to –0.19% as of October 31, 2023, while the 10-year US Treasury yield rose by 79 bps to end the reporting period at 4.88%.

●

Interest rate volatility increased as markets sought to price in both the aggressive Federal Open Market Committee (FOMC) policy tightening and the potential for a hard landing. Toward the end of the reporting period, macroeconomic and market conditions raised hopes of a soft landing as the FOMC held interest rates steady, and Fed Chairman Jerome Powell acknowledged that higher yields on US Treasuries have aided in the tightening of financial conditions. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.) These tighter financial conditions weighed on US bond market performance over the reporting period.

●

In the elevated volatility environment, US investment-grade corporate spreads tightened as expectations for a hard landing dissipated, and fundamentals remained solid. US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. After posting steep losses in 2022, the emerging-markets sector posted positive total returns, and spreads tightened through October 2023. Meanwhile, agency mortgage-backed securities (MBS) posted negative returns over the reporting period, as elevated interest-rate volatility weighed on the sector over the first half of the reporting period.

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What worked?

●

The Fund’s duration and yield curve positioning contributed to performance during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

●	Overall security selection contributed to performance, with selection in investment-grade corporates, CLOs, and non-agency MBS contributing most.

●	Overall sector allocation also contributed, with overweights relative to the Index to CLOs, high yield corporates, and municipal bonds contributing most.

●	Within credit, positioning in foreign non-corporates, building materials & home construction, and electric utilities contributed.

●

In individual security selection, the Fund benefited from positioning in Instituto Costarricense De Electricidad (foreign non-corporate), The Goldman Sachs Group Inc. (banking), and Beazer Homes USA Inc. (building materials & home construction).

What didn’t work?

●	Within security selection, selection in US Treasuries and MBS detracted from the Fund’s performance during the reporting period.

●	Within sector allocation, an underweight relative to the Index to investment-grade corporates was the most significant detractor.

●	Within credit, positioning in cable & satellite and tobacco detracted.

●	In individual security selection, the Fund’s positioning in Mizrahi Tefahot Bank Ltd. (banking), Dish DBS Corp. (cable & satellite), and Charter Communications Inc. (cable & satellite) detracted.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest-rate futures and swaps to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the reporting period. In addition, the Fund traded foreign-exchange derivatives, which contributed to performance over the reporting period.

Current outlook

●	The main forces pushing the yield curve higher are the central banks and a heavy supply of government bond issuance. In PGIM Fixed Income’s view, upward

PGIM ESG Total Return Bond Fund    9

Strategy and Performance Overview* (continued)

momentum in long-dated yields could easily continue through year end—pushing US Treasuries toward 5% and German Bunds to 3%—and yields could go beyond those levels if fundamentals heat up again.

●

PGIM Fixed Income believes that the Fed is at or nearing the end of its aggressive tightening cycle. With inflation in the US receding, the real question is where it troughs and whether it is within an acceptable tolerance band for the Fed. After a series of hikes, the Fed once again held rates steady at the November 2023 FOMC meeting. While there were no surprises in the “higher-for-longer” interest rate messaging, it was reiterated that monetary policy works with an uncertain lag. Fed officials are increasingly expressing a desire to “wait and watch” the incoming data for signs that the effects of prior hikes transmit to the real economy and whether the October surge in market-determined rates provided the last dose of tightening in financial conditions.

●

As the economic backdrop slows and revenue growth begins to run slower than wage growth, PGIM Fixed Income expects companies will first cut hours, then wages, and then head count. If revenue growth continues to run slower than wage growth, the risk of further cuts to head count would grow—a scenario consistent with PGIM Fixed Income’s baseline US economic view whereby tight monetary, fiscal, and credit conditions slow momentum to a below-trend pace of real GDP. Under this “weakflation” scenario, PGIM Fixed Income still expects real GDP growth of between 1.0%-1.5%, inflation descending to 2.5%-3.0%, and the Fed “fine-tuning” its policy rates, with 50 bps of easing next year.

●

With the final quarter of 2023 underway, the gradual loosening of several structural anchors continues to shape PGIM Fixed Income’s economic outlook. As the anchors give way, they are affecting global regions differently, and the growing dispersion across the global economy is evident in the latest adjustments to PGIM Fixed Income’s economic scenarios. PGIM Fixed Income’s base case envisions bullish market fundamentals continuing to develop as they have in recent months, coming to the fore as a market driver moving toward and into 2024.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight relative to the Index to investment-grade corporates, high yield, securitized products (CLOs and CMBS), and emerging markets. The Fund holds a significant underweight relative to the Index to MBS and US Treasuries in favor of more attractive opportunities across spread sectors.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM ESG Total Return Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG Total Return Bond Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 947.20	0.80%	$3.94

	Hypothetical	$1,000.00	$1,021.16	0.80%	$4.09

Class C	Actual	$1,000.00	$ 943.60	1.55%	$7.61

	Hypothetical	$1,000.00	$1,017.38	1.55%	$7.90

Class Z	Actual	$1,000.00	$ 948.40	0.53%	$2.62

	Hypothetical	$1,000.00	$1,022.52	0.53%	$2.72

Class R6	Actual	$1,000.00	$ 948.90	0.43%	$2.13

	Hypothetical	$1,000.00	$1,023.02	0.43%	$2.21

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.4%

ASSET-BACKED SECURITIES 20.8%

Automobiles 0.4%

Avis Budget Rental Car Funding AESOP LLC, Series 2022-01A, Class A, 144A	3.830%	08/21/28		100	$92,083

Collateralized Loan Obligations 19.6%

Anchorage Capital Europe CLO DAC (Ireland), Series 1A, Class A2R, 144A	1.000	01/15/31	EUR	456	453,739

Apex Credit CLO LLC (Cayman Islands),
Series 2021-02A, Class A1A, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 1.230%)	6.907(c)	10/20/34		250	247,599
Series 2021-02A, Class A2, 144A, 3 Month SOFR + 2.112% (Cap N/A, Floor 1.850%)	7.527(c)	10/20/34		250	243,237

Ballyrock CLO Ltd. (Cayman Islands), Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.687(c)	10/20/31		250	249,222

Battalion CLO Ltd. (Cayman Islands), Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.708(c)	05/17/31		494	490,895

Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1R, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)	6.605(c)	10/15/30		196	195,349

Broad River BSL Funding CLO Ltd. (Cayman Islands), Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.847(c)	07/20/34		535	529,277

Carlyle US CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.757(c)	04/20/31		250	248,801

CVC Cordatus Loan Fund DAC (Ireland), Series 23A, Class B1, 144A, 3 Month EURIBOR + 2.300% (Cap N/A, Floor 2.300%)	6.256(c)	04/25/36	EUR	250	258,873

Jubilee CLO DAC (Ireland), Series 2016-17A, Class B1RR, 144A, 3 Month EURIBOR + 1.280% (Cap N/A, Floor 1.280%)	5.245(c)	04/15/31	EUR	250	253,864

KKR CLO Ltd. (Cayman Islands), Series 18, Class AR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.597(c)	07/18/30		351	349,695

MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 1.230%)	6.904(c)	10/23/34		250	247,500
Series 2019-10A, Class BR, 144A, 3 Month SOFR + 2.162% (Cap N/A, Floor 1.900%)	7.574(c)	10/23/34		250	243,215

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands), Series 2019-01A, Class BR, 144A, 3 Month SOFR + 2.112% (Cap N/A, Floor 1.850%)	7.505%(c)	10/15/34	250	$243,034

				4,254,300

Consumer Loans 0.8%

OneMain Financial Issuance Trust,
Series 2021-01A, Class B, 144A	1.950	06/16/36	100	82,245
Series 2023-01A, Class D, 144A	7.490	06/14/38	100	96,401

				178,646

TOTAL ASSET-BACKED SECURITIES (cost $4,666,195)				4,525,029

COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5%

BANK,
Series 2020-BN25, Class A4	2.399	01/15/63	600	484,309
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)	7.532(c)	05/15/36	100	98,170
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	500	459,476
CSAIL Commercial Mortgage Trust,
Series 2020-C19, Class A2	2.320	03/15/53	600	476,514
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class X1, IO	1.163(cc)	07/25/26	5,487	132,341
GS Mortgage Securities Trust,
Series 2017-GS06, Class A2	3.164	05/10/50	286	257,466
Morgan Stanley Capital I Trust,
Series 2021-L07, Class A4	2.322	10/15/54	500	375,418

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,804,575)				2,283,694

CORPORATE BONDS 45.6%

Aerospace & Defense 0.9%

Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	04/15/27	200	192,500

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.7%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750%	10/20/28	95	$89,300

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	55	53,090

				142,390

Auto Manufacturers 0.9%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	25	18,843
Sr. Unsec’d. Notes	5.291	12/08/46	165	119,839
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	60	51,462

				190,144

Banks 11.6%

Bank of America Corp.,
Sr. Unsec’d. Notes	5.202(ff)	04/25/29	130	123,579
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	310	259,895
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	200	178,770

Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	270	215,239
Sub. Notes	6.174(ff)	05/25/34	15	13,989
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	20	19,375
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	300	273,624
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	10	9,612
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	125	116,835
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	320	262,766
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A	3.077(ff)	04/07/31	200	166,750
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.778(ff)	07/06/29	200	195,371
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	380	305,472
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	40	38,294

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

PNC Financial Services Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	5.812%(ff)	06/12/26		45	$44,404
Sr. Unsec’d. Notes	6.875(ff)	10/20/34		10	9,994

Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26		200	178,354

Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34		35	31,853
Sr. Unsec’d. Notes, MTN	7.161(ff)	10/30/29		10	10,058

U.S. Bancorp,
Sr. Unsec’d. Notes	5.836(ff)	06/12/34		70	64,557

					2,518,791

Biotechnology 0.3%

Amgen, Inc., Sr. Unsec’d. Notes	5.600	03/02/43		80	71,315

Building Materials 0.9%

Owens Corning,
Sr. Unsec’d. Notes	3.950	08/15/29		220	194,963

Commercial Services 2.3%

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		200	163,500

ERAC USA Finance LLC,
Gtd. Notes, 144A	4.200	11/01/46		75	54,425
Gtd. Notes, 144A	4.900	05/01/33		20	18,186

Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116		100	64,408

Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	100	86,685

Trustees of Boston University,
Sec’d. Notes, Series CC	4.061	10/01/48		100	75,382

University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53		54	46,743

					509,329

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.9%

CA Magnum Holdings (India),
Sr. Sec’d. Notes	5.375%	10/31/26	200	$174,172

NCR Atleos Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	27	26,461

				200,633

Diversified Financial Services 0.5%

Capital One Financial Corp.,
Sr. Unsec’d. Notes	7.624(ff)	10/30/31	20	19,996

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	60	52,990

OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	50	39,728

				112,714

Electric 4.0%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.400	06/01/33	70	64,971

Avangrid, Inc.,
Sr. Unsec’d. Notes	3.200	04/15/25	115	110,088

Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes, 144A	6.750	10/07/31	200	185,000

Kallpa Generacion SA (Peru),
Sr. Unsec’d. Notes, 144A	4.875	05/24/26	200	189,994

Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A	4.300	05/15/28	115	108,723

PECO Energy Co.,
First Mortgage	4.900	06/15/33	135	125,114

Public Service Electric & Gas Co.,
First Mortgage	5.200	08/01/33	80	75,923

				859,813

Electronics 0.1%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	25	24,852

Engineering & Construction 0.8%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	200	176,536

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment 0.1%

Warnermedia Holdings, Inc.,
Gtd. Notes	5.050%	03/15/42		15	$11,093
Gtd. Notes	5.141	03/15/52		15	10,618

					21,711

Foods 0.5%

Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000	02/16/27	GBP	100	89,853
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.375	01/31/32		25	20,666

					110,519

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.750	05/20/27		55	50,531

Healthcare-Products 0.4%

Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	5.086	08/10/33		90	84,190

Healthcare-Services 2.3%

Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B	4.178	08/01/48		100	68,741

HCA, Inc.,
Gtd. Notes	5.375	02/01/25		110	108,837

MyMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50		100	60,889

Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes	4.556	11/01/52		30	24,115

Queen’s Health Systems (The),
Sec’d. Notes	4.810	07/01/52		25	20,560

Sutter Health,
Unsec’d. Notes	5.164	08/15/33		19	17,744

Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	01/15/30		50	42,339

Texas Health Resources,
Sr. Unsec’d. Notes	2.328	11/15/50		100	50,006

UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	5.200	04/15/63		120	100,298

					493,529

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders 1.2%

Beazer Homes USA, Inc.,
Gtd. Notes	7.250%	10/15/29	110	$100,382

M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	85	67,742

Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	105	88,478

				256,602

Housewares 0.3%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32	85	62,341

Insurance 0.8%

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	4.400	04/05/52	40	27,622

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	5.500	06/15/52	30	24,012

MetLife, Inc.,
Sr. Unsec’d. Notes	5.250	01/15/54	15	12,545

Principal Life Global Funding II,
Sec’d. Notes, 144A, MTN	5.500	06/28/28	120	116,103

				180,282

Iron/Steel 0.3%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.250	01/15/31	90	74,339

Lodging 0.1%

Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	01/30/27	10	9,884

Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900	04/15/29	10	9,379

				19,263

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.2%

Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes	5.700%	08/14/33	25	$23,623
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	5.250	08/16/28	30	29,188

				52,811

Media 1.6%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	50	36,099
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	215	160,391

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52	60	33,983

Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28	55	53,573

Discovery Communications LLC,
Gtd. Notes	5.300	05/15/49	45	32,446

DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26	55	36,823

				353,315

Oil & Gas 2.6%

Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	200	157,034
Sr. Unsec’d. Notes, 144A	3.750	01/15/30	230	195,302

BP Capital Markets America, Inc.,
Gtd. Notes	4.812	02/13/33	100	91,391
Gtd. Notes	4.893	09/11/33	40	36,634

Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	80	75,341

				555,702

Packaging & Containers 0.4%

Ball Corp.,
Gtd. Notes	6.000	06/15/29	50	47,889
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	45	42,809

				90,698

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 1.1%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125%	08/01/28	50	$41,329
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	02/15/29	25	8,687
Gtd. Notes, 144A	5.250	01/30/30	25	8,656
Gtd. Notes, 144A	5.250	02/15/31	165	57,750

CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	02/21/30	85	79,993

Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	60	37,285

				233,700

Pipelines 1.4%

Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	6.036	11/15/33	70	66,488
ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49	140	95,915
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.500	03/01/28	60	55,309
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26	90	88,932

				306,644

Real Estate 0.8%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	200	182,993

Real Estate Investment Trusts (REITs) 2.5%

American Tower Corp.,
Sr. Unsec’d. Notes	3.950	03/15/29	30	26,722
Sr. Unsec’d. Notes	5.800	11/15/28	35	34,184

Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28	115	107,519

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	140	96,372

Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	25	18,666

Sun Communities Operating LP,
Gtd. Notes	4.200	04/15/32	70	57,769

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Welltower OP LLC,
Gtd. Notes	3.100%	01/15/30		125	$103,750
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.000	04/15/30		110	96,200

					541,182

Retail 0.2%

Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31		60	50,220

Semiconductors 0.4%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		90	63,449
Intel Corp.,
Sr. Unsec’d. Notes	5.900	02/10/63		15	13,564

					77,013

Software 0.6%

Autodesk, Inc.,
Sr. Unsec’d. Notes	2.400	12/15/31		90	69,158
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28		60	58,666
Oracle Corp.,
Sr. Unsec’d. Notes	5.550	02/06/53		15	12,470

					140,294

Telecommunications 3.4%

AT&T, Inc.,
Sr. Unsec’d. Notes	5.400	02/15/34		160	147,019
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes	3.875	02/20/25	GBP	100	91,842
T-Mobile USA, Inc.,
Gtd. Notes	4.375	04/15/40		155	119,835
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.500	09/18/30		375	280,166
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes	4.500	07/15/31	GBP	100	94,516

					733,378

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.1%

Forward Air Corp.,
Sr. Sec’d. Notes, 144A	9.500%	10/15/31	25	$24,371

Trucking & Leasing 0.2%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	40	39,341

TOTAL CORPORATE BONDS (cost $12,043,425)				9,928,949

MUNICIPAL BONDS 1.2%

Indiana 0.2%

Indiana Finance Authority,
Taxable, Revenue Bonds	3.051	01/01/51	80	52,481

Michigan 0.2%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	25	16,660
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	40	29,026

				45,686

Minnesota 0.1%

University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	25	18,635

Missouri 0.3%

Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A	3.229	05/15/50	100	64,909

Virginia 0.4%

University of Virginia,
Taxable, Revenue Bonds, Series A	3.227	09/01/2119	165	88,600

TOTAL MUNICIPAL BONDS (cost $444,805)				270,311

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITY 1.1%

FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%) (cost $250,394)	7.421%(c)	09/25/41	250	$242,813

U.S. GOVERNMENT AGENCY OBLIGATIONS 17.4%

Federal Home Loan Mortgage Corp.	3.000	01/01/52	225	181,500
Federal Home Loan Mortgage Corp.	5.000	06/01/52	97	89,248
Federal Home Loan Mortgage Corp.	5.000	09/01/52	707	652,643
Federal Home Loan Mortgage Corp.	5.500	07/01/52	159	151,177
Federal National Mortgage Assoc.	2.000	11/01/50	503	372,830
Federal National Mortgage Assoc.	2.000	11/01/51	61	44,757
Federal National Mortgage Assoc.	2.500	TBA	250	191,758
Federal National Mortgage Assoc.	2.500	10/01/50	245	189,859
Federal National Mortgage Assoc.	3.000	03/01/52	225	180,476
Federal National Mortgage Assoc.	3.500	04/01/52	226	188,332
Federal National Mortgage Assoc.	4.000	04/01/52	220	189,838
Federal National Mortgage Assoc.	4.000	06/01/52	241	208,805
Federal National Mortgage Assoc.	4.500	06/01/52	618	552,348
Federal National Mortgage Assoc.	6.000	11/01/52	56	54,650
Federal National Mortgage Assoc.	6.000	12/01/52	107	104,666
Federal National Mortgage Assoc.	6.500	06/01/53	26	26,130
Government National Mortgage Assoc.	3.000	08/20/51	268	221,499
Government National Mortgage Assoc.	3.500	12/20/51	226	193,060

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,139,245)				3,793,576

U.S. TREASURY OBLIGATIONS 2.8%
U.S. Treasury Bonds(k)	1.750	08/15/41	750	445,195
U.S. Treasury Strips Coupon	2.154(s)	05/15/43	455	157,526

TOTAL U.S. TREASURY OBLIGATIONS (cost $978,245)				602,721

TOTAL LONG-TERM INVESTMENTS (cost $25,326,884)				21,647,093

See Notes to Financial Statements.

24

Description	Shares	Value

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $314,438)(wb)	314,438	$314,438

TOTAL INVESTMENTS 100.8% (cost $25,641,322)		21,961,531
Liabilities in excess of other assets(z) (0.8)%		(184,898)

NET ASSETS 100.0%		$21,776,633

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro
GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps
BNP—BNP Paribas S.A.
BNYM—Bank of New York Mellon
CDX—Credit Derivative Index
CGM—Citigroup Global Markets, Inc.
CITI—Citibank, N.A.
CLO—Collateralized Loan Obligation
CME—Chicago Mercantile Exchange
DAC—Designated Activity Company
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corporation
GMTN—Global Medium Term Note
GSI—Goldman Sachs International
IO—Interest Only (Principal amount represents notional)
JPM—JPMorgan Chase Bank N.A.
JPS—J.P. Morgan Securities LLC
LP—Limited Partnership
MTN—Medium Term Note
OTC—Over-the-counter
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Index Average
STRIPs—Separate Trading of Registered Interest and Principal of Securities
T—Swap payment upon termination
TBA—To Be Announced
USOIS—United States Overnight Index Swap

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2023.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $230,137)	5.000%	TBA	12/13/23	$(250)	$(230,391)

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1	3 Month CME SOFR	Dec. 2023	$236,625	$86
6	3 Month CME SOFR	Mar. 2024	1,418,400	(498)
1	3 Month CME SOFR	Jun. 2024	236,563	98
1	3 Month CME SOFR	Sep. 2024	237,063	161
16	2 Year U.S. Treasury Notes	Dec. 2023	3,238,750	(8,779)
7	10 Year U.S. Treasury Notes	Dec. 2023	743,203	(15,463)
7	20 Year U.S. Treasury Bonds	Dec. 2023	766,063	(54,003)
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	225,125	(28,590)

				(106,988)

Short Positions:
1	5 Year Euro-Bobl	Dec. 2023	123,046	1,146
12	5 Year U.S. Treasury Notes	Dec. 2023	1,253,719	10,273
5	10 Year U.S. Ultra Treasury Notes	Dec. 2023	544,141	30,104
1	Euro Schatz Index	Dec. 2023	111,286	333

				41,856

				$(65,132)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/23	BNP	GBP	281	$341,218	$342,013	$795	$—
Euro,
Expiring 11/02/23	BNYM	EUR	1,065	1,126,638	1,127,473	835	—

				$1,467,856	$1,469,486	1,630	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/23	CITI	GBP	281	$343,624	$342,013	$1,611	$—
Expiring 12/04/23	BNP	GBP	281	341,277	342,088	—	(811)
Euro,
Expiring 11/02/23	BNP	EUR	1,065	1,128,977	1,127,473	1,504	—
Expiring 12/04/23	BNYM	EUR	1,065	1,128,089	1,129,078	—	(989)

				$2,941,967	$2,940,652	3,115	(1,800)

						$4,745	$(1,800)

Credit default swap agreement outstanding at October 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/33	1.000%(Q)	963	$8,688	$10,715	$2,027

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2023

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP 310	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.186%	$(4,295)	$40,638	$44,933
2,385	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.350%	—	(1,630)	(1,630)
1,278	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(2,993)	(2,993)
1,230	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.350%	—	6,086	6,086
160	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.350%	30	208	178

				$(4,265)	$42,309	$46,574

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2023:

Long
				(Short)		Upfront
				Notional		Premiums	Unrealized
	Financing		Termination	Amount	Fair	Paid	Appreciation
Reference Entity	Rate	Counterparty	Date	(000)#(1)	Value	(Received)	(Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)††	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(373)	$33,091	$—	$33,091

See Notes to Financial Statements.

28

Total return swap agreements outstanding at October 31, 2023 (continued):

				Long
				(Short)		Upfront
				Notional		Premiums	Unrealized
	Financing		Termination	Amount	Fair	Paid	Appreciation
Reference Entity	Rate	Counterparty	Date	(000)#(1)	Value	(Received)	(Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/12/24	500	$(52,972)	$—	$(52,972)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/21/24	845	(74,358)	—	(74,358)

					$(94,239)	$—	$(94,239)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Fund is only required to disclose the top 50.

The following table represents the top 50 individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with GSI, as of October 31, 2023, termination date 03/20/2024:

Corporate Bond:

		Market	% of Total
Reference Entity	Shares	Value	Index Value

Bank of America Corp.	40,319,400	$26,781,318	7.14%
Wells Fargo & Co.	34,230,900	21,872,458	5.83%
Morgan Stanley	27,871,800	18,425,723	4.91%
Goldman Sachs Group, Inc.	28,954,200	18,081,020	4.82%
Citigroup, Inc.	26,654,100	16,722,899	4.46%
AT&T, Inc.	24,354,000	14,450,436	3.85%
Anheuser-Busch InBev Worldwide, Inc.	15,694,800	12,825,344	3.42%
Verizon Communications, Inc.	20,024,400	12,656,834	3.38%
Comcast Corp.	19,889,100	11,256,809	3.00%
Oracle Corp.	15,559,500	10,160,734	2.71%
Apple, Inc.	16,236,000	9,483,831	2.53%
Abbvie, Inc.	10,282,800	7,905,559	2.11%
Microsoft Corp.	10,553,400	6,548,811	1.75%
Amazon.com, Inc.	10,147,500	6,447,732	1.72%
CVS Health Corp.	9,200,400	6,407,517	1.71%
UnitedHealth Group, Inc.	8,523,900	5,365,834	1.43%
Visa, Inc.	9,335,700	4,802,792	1.28%
Shell International Finance BV	6,900,300	4,372,985	1.17%
The Walt Disney Co.	6,494,400	4,360,986	1.16%

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2023

Corporate Bond (continued):

		Market	% of Total
Reference Entity	Shares	Value	Index Value

Intel Corp.	7,441,500	$4,309,999	1.15%
Broadcom, Inc.	6,629,700	4,289,097	1.14%
T-Mobile USA, Inc.	7,035,600	4,177,336	1.11%
ExxonMobil Corp.	6,223,800	4,099,132	1.09%
Home Depot, Inc.	7,982,700	4,097,070	1.09%
Telefonica Emisiones, S.A.U.	5,412,000	3,936,903	1.05%
Amgen, Inc.	6,765,000	3,895,931	1.04%
Pfizer, Inc.	6,494,400	3,840,556	1.02%
General Motors Co.	4,870,800	3,678,023	0.98%
Bristol-Myers Squibb Co.	6,494,400	3,536,724	0.94%
Cigna Corp.	5,547,300	3,442,377	0.92%
Enterprise Products Operating LLC	5,412,000	3,352,895	0.89%
Pacific Gas & Electric Co.	4,600,200	3,289,773	0.88%
Intercontinental Exchange, Inc.	5,547,300	3,285,888	0.88%
B.A.T. Capital Corp.	5,547,300	3,285,452	0.88%
Altria Group, Inc.	5,412,000	3,202,034	0.85%
PepsiCo, Inc.	4,464,900	3,134,859	0.84%
Raytheon Technologies Corp.	5,682,600	3,076,539	0.82%
Gilead Sciences, Inc.	5,276,700	2,986,638	0.80%
Vodafone Group PLC	4,194,300	2,880,257	0.77%
Johnson & Johnson	5,276,700	2,856,421	0.76%
McDonald’s Corp.	3,788,400	2,772,664	0.74%
FedEx Corp.	3,111,900	2,659,125	0.71%
The Coca-Cola Co.	4,194,300	2,627,206	0.70%
BP Capital Markets America, Inc.	4,194,300	2,533,906	0.68%
Elevance Health, Inc.	3,788,400	2,446,672	0.65%
American International Group, Inc.	3,111,900	2,321,431	0.62%
International Business Machines Corp.	3,788,400	2,202,476	0.59%
Simon Property Group LP	3,382,500	2,187,466	0.58%
Berkshire Hathaway Finance Corp.	3,923,700	2,136,569	0.57%
Union Pacific Corp.	3,653,100	2,124,256	0.57%

		$317,595,297

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$33,091	$(127,330)

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$71,825
JPS	—	148,398

Total	$—	$220,223

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$92,083	$—
Collateralized Loan Obligations	—	4,254,300	—
Consumer Loans	—	178,646	—
Commercial Mortgage-Backed Securities	—	2,283,694	—
Corporate Bonds	—	9,928,949	—
Municipal Bonds	—	270,311	—
Residential Mortgage-Backed Security	—	242,813	—
U.S. Government Agency Obligations	—	3,793,576	—
U.S. Treasury Obligations	—	602,721	—
Short-Term Investment
Affiliated Mutual Fund	314,438	—	—

Total	$314,438	$21,647,093	$—

Other Financial Instruments*
Assets
Futures Contracts	$42,201	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,745	—
Centrally Cleared Credit Default Swap Agreement	—	2,027	—

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$51,197	$—
OTC Total Return Swap Agreement	—	33,091	—

Total	$42,201	$91,060	$—

Liabilities
Forward Commitment Contract	$—	$(230,391)	$—
Futures Contracts	(107,333)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,800)	—
Centrally Cleared Interest Rate Swap Agreements	—	(4,623)	—
OTC Total Return Swap Agreements	—	(127,330)	—

Total	$(107,333)	$(364,144)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Collateralized Loan Obligations	19.6%
U.S. Government Agency Obligations	17.4
Banks	11.6
Commercial Mortgage-Backed Securities	10.5
Electric	4.0
Telecommunications	3.4
U.S. Treasury Obligations	2.8
Oil & Gas	2.6
Real Estate Investment Trusts (REITs)	2.5
Commercial Services	2.3
Healthcare-Services	2.3
Media	1.6
Affiliated Mutual Fund	1.4
Pipelines	1.4
Municipal Bonds	1.2
Home Builders	1.2
Residential Mortgage-Backed Security	1.1
Pharmaceuticals	1.1
Computers	0.9
Building Materials	0.9
Aerospace & Defense	0.9

Auto Manufacturers	0.9%
Real Estate	0.8
Insurance	0.8
Consumer Loans	0.8
Engineering & Construction	0.8
Airlines	0.7
Software	0.6
Diversified Financial Services	0.5
Foods	0.5
Automobiles	0.4
Packaging & Containers	0.4
Healthcare-Products	0.4
Semiconductors	0.4
Iron/Steel	0.3
Biotechnology	0.3
Housewares	0.3
Machinery-Diversified	0.2
Gas	0.2
Retail	0.2
Trucking & Leasing	0.2
Electronics	0.1

See Notes to Financial Statements.

32

Industry Classification (continued):

Transportation	0.1%
Entertainment	0.1
Lodging	0.1

100.8
Liabilities in excess of other assets	(0.8)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$2,027	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,745		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,800
Interest rate contracts	Due from/to broker-variation margin futures	42,201	*	Due from/to broker-variation margin futures	107,333	*
Interest rate contracts	Due from/to broker-variation margin swaps	51,197	*	Due from/to broker-variation margin swaps	4,623	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	33,091		Unrealized depreciation on OTC swap agreements	127,330

		$133,261			$241,086

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(28,301)
Foreign exchange contracts	—	(83,567)	—
Interest rate contracts	(370,041)	—	(20,418)

Total	$(370,041)	$(83,567)	$(48,719)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$2,656
Foreign exchange contracts	—	44,326	—
Interest rate contracts	133,692	—	(159,534)

Total	$133,692	$44,326	$(156,878)

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$6,234,432
Futures Contracts - Short Positions (1)	1,608,566
Forward Foreign Currency Exchange Contracts - Purchased (2)	1,376,808
Forward Foreign Currency Exchange Contracts - Sold (2)	2,680,410
Interest Rate Swap Agreements (1)	1,902,182
Credit Default Swap Agreements - Buy Protection (1)	1,074,208
Credit Default Swap Agreements - Sell Protection (1)	123,200
Total Return Swap Agreements (1)	2,499,395

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

34

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$2,299	$(811)	$1,488	$—	$1,488
BNYM	835	(989)	(154)	—	(154)
CITI	1,611	—	1,611	—	1,611
GSI	33,091	—	33,091	—	33,091
JPM	—	(127,330)	(127,330)	—	(127,330)

	$37,836	$(129,130)	$(91,294)	$—	$(91,294)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    35

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $25,326,884)	$21,647,093
Affiliated investments (cost $314,438)	314,438
Foreign currency, at value (cost $24,090)	24,145
Receivable for investments sold	237,653
Dividends and interest receivable	165,433
Unrealized appreciation on OTC swap agreements	33,091
Due from Manager	16,255
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,745
Prepaid expenses	924

Total Assets	22,443,777

Liabilities

Forward commitment contracts, at value (proceeds receivable $230,137)	230,391
Payable for investments purchased	213,900
Unrealized depreciation on OTC swap agreements	127,330
Audit fee payable	63,600
Accrued expenses and other liabilities	26,679
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,800
Due to broker—variation margin swaps	1,480
Due to broker—variation margin futures	860
Directors’ fees payable	827
Affiliated transfer agent fee payable	180
Distribution fee payable	58
Payable for Fund shares purchased	39

Total Liabilities	667,144

Net Assets	$21,776,633

Net assets were comprised of:
Common stock, at par	$2,840
Paid-in capital in excess of par	27,941,054
Total distributable earnings (loss)	(6,167,261)

Net assets, October 31, 2023	$21,776,633

See Notes to Financial Statements.

36

Class A

Net asset value and redemption price per share, ($125,935 ÷ 16,421 shares of common stock issued and outstanding)	$7.67

Maximum sales charge (3.25% of offering price)	0.26

Maximum offering price to public	$7.93

Class C

Net asset value, offering price and redemption price per share, ($36,722 ÷ 4,791 shares of common stock issued and outstanding)	$7.67

Class Z

Net asset value, offering price and redemption price per share, ($571,042 ÷ 74,474 shares of common stock issued and outstanding)	$7.67

Class R6

Net asset value, offering price and redemption price per share, ($21,042,934 ÷ 2,744,479 shares of common stock issued and outstanding)	$7.67

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    37

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Interest income (net of $269 foreign withholding tax)	$968,086
Unaffiliated dividend income	32,128
Affiliated dividend income	11,815

Total income	1,012,029

Expenses
Management fee	98,445
Distribution fee(a)	597
Audit fee	63,600
Registration fees(a)	55,839
Professional fees	40,129
Custodian and accounting fees	38,923
Fund data services	21,880
Shareholders’ reports	16,420
Directors’ fees	9,886
Transfer agent’s fees and expenses (including affiliated expense of $933)(a)	1,463
Miscellaneous	6,656

Total expenses	353,838
Less: Fee waiver and/or expense reimbursement(a)	(260,449)

Net expenses	93,389

Net investment income (loss)	918,640

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(669,083)
Futures transactions	(370,041)
Forward currency contract transactions	(83,567)
Swap agreement transactions	(48,719)
Foreign currency transactions	(20,575)

(1,191,985)

Net change in unrealized appreciation (depreciation) on:
Investments	675,992
Futures	133,692
Forward currency contracts	44,326
Swap agreements	(156,878)
Foreign currencies	3,457

700,589

Net gain (loss) on investment and foreign currency transactions	(491,396)

Net Increase (Decrease) In Net Assets Resulting From Operations	$427,244

See Notes to Financial Statements.

38

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	339	258	—	—
Registration fees	15,258	14,518	14,290	11,773
Transfer agent’s fees and expenses	601	123	628	111
Fee waiver and/or expense reimbursement	(16,927)	(14,849)	(19,089)	(209,584)

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    39

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$918,640	$601,282
Net realized gain (loss) on investment and foreign currency transactions	(1,191,985)	(670,728)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	700,589	(4,488,172)

Net increase (decrease) in net assets resulting from operations	427,244	(4,557,618)

Dividends and Distributions

Distributions from distributable earnings
Class A	(7,566)	(6,427)
Class C	(1,210)	(336)
Class Z	(28,747)	(8,325)
Class R6	(1,280,790)	(726,075)

	(1,318,313)	(741,163)

Fund share transactions
Net proceeds from shares sold	282,933	1,654,472
Net asset value of shares issued in reinvestment of dividends and distributions	1,318,224	739,450
Cost of shares purchased	(61,420)	(1,052,009)

Net increase (decrease) in net assets from Fund share transactions	1,539,737	1,341,913

Total increase (decrease)	648,668	(3,956,868)

Net Assets:

Beginning of year	21,127,965	25,084,833

End of year	$21,776,633	$21,127,965

See Notes to Financial Statements.

40

Financial Highlights

Class A Shares
	Year Ended October 31,			September 30, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.97		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30		0.19	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)		(1.97)	-	(c)
Total from investment operations	0.15		(1.78)	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.45)		(0.24)	(0.01)
Distributions from net realized gains	-		(0.01)	-
Total dividends and distributions	(0.45)		(0.25)	(0.01)
Net asset value, end of period	$7.67		$7.97	$10.00
Total Return(d):	1.73%		(18.02)%	0.14%

Ratios/Supplemental Data:
Net assets, end of period (000)	$126		$100	$14
Average net assets (000)	$136		$241	$11
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.78	%(f)	0.76%	0.76	%(g)
Expenses before waivers and/or expense reimbursement	13.27%		16.15%	197.84	%(g)
Net investment income (loss)	3.74%		2.20%	1.28	%(g)
Portfolio turnover rate(h)	140%		152%	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    41

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			September 30, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.97		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25		0.15	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)		(2.00)	0.01
Total from investment operations	0.09		(1.85)	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.39)		(0.17)	(0.01)
Distributions from net realized gains	-		(0.01)	-
Total dividends and distributions	(0.39)		(0.18)	(0.01)
Net asset value, end of period	$7.67		$7.97	$10.00
Total Return(d):	0.97%		(18.64)%	0.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$37		$22	$10
Average net assets (000)	$26		$15	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.52	%(f)	1.51%	1.51	%(g)
Expenses before waivers and/or expense reimbursement	58.98%		231.24%	210.89	%(g)
Net investment income (loss)	3.05%		1.64%	0.55	%(g)
Portfolio turnover rate(h)	140%		152%	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended October 31,			September 30, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.97		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.23	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)		(1.99)	0.01
Total from investment operations	0.17		(1.76)	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.47)		(0.26)	(0.02)
Distributions from net realized gains	-		(0.01)	-
Total dividends and distributions	(0.47)		(0.27)	(0.02)
Net asset value, end of period	$7.67		$7.97	$10.00
Total Return(c):	2.00%		(17.81)%	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000)	$571		$385	$10
Average net assets (000)	$515		$266	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50	%(e)	0.49%	0.49	%(f)
Expenses before waivers and/or expense reimbursement	4.21%		14.67%	205.91	%(f)
Net investment income (loss)	4.03%		2.62%	1.57	%(f)
Portfolio turnover rate(g)	140%		152%	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund    43

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,			September 30, 2021(a) through October 31, 2021
	2023		2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.97		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.23	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)		(1.97)	-	(c)
Total from investment operations	0.18		(1.74)	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.48)		(0.28)	(0.02)
Distributions from net realized gains	-		(0.01)	-
Total dividends and distributions	(0.48)		(0.29)	(0.02)
Net asset value, end of period	$7.67		$7.97	$10.00
Total Return(d):	2.10%		(17.71)%	0.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,043		$20,621	$25,051
Average net assets (000)	$21,698		$23,001	$24,942
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.41	%(f)	0.39%	0.39	%(g)
Expenses before waivers and/or expense reimbursement	1.38%		1.56%	1.69	%(g)
Net investment income (loss)	4.11%		2.56%	1.67	%(g)
Portfolio turnover rate(h)	140%		152%	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM ESG Total Return Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM ESG Total Return Bond Fund    45

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

46

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

PGIM ESG Total Return Bond Fund    47

Notes to Financial Statements (continued)

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

48

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a

PGIM ESG Total Return Bond Fund    49

Notes to Financial Statements (continued)

specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap,

50

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM ESG Total Return Bond Fund    51

Notes to Financial Statements (continued)

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of

PGIM ESG Total Return Bond Fund    53

Notes to Financial Statements (continued)

dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.44% of average daily net assets up to $1 billion;	0.44%
0.42% of average daily net assets from $1 billion to $3 billion;
0.40% of average daily net assets from $3 billion to $5 billion;
0.39% of average daily net assets from $5 billion to $10 billion;
0.38% of average daily net assets from $10 billion to $50 billion;
0.37% of average daily net assets from $50 billion to $100 billion; and
0.36% of average daily net assets over $100 billion.

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The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.76%
C	1.51
Z	0.49
R6	0.39

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

PGIM ESG Total Return Bond Fund    55

Notes to Financial Statements (continued)

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,096	$—
C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$30,282,101	$29,317,717

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A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)
$—	$4,911,231	$4,596,793	$—	$—	$314,438	314,438	$11,815

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustment was due to a taxable over-distribution.

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$20,623	$(20,623)

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,318,313	$—	$—	$1,318,313

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$717,513	$23,650	$—	$741,163

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

PGIM ESG Total Return Bond Fund    57

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$25,494,328	$211,196	$(4,082,209)	$(3,871,013)

The difference between GAAP and tax basis were primarily attributable to bond premium amortization, deferred losses on wash sales, swaps, mark-to-market of futures and forwards contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$2,299,000	$—

The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

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Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	200,000,000
C	300,000,000
Z	600,000,000
R6	400,000,000

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,089	6.6%
C	1,072	22.4
Z	1,095	1.5
R6	2,744,479	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	96.6%
Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	5,972	$49,080
Shares issued in reinvestment of dividends and distributions	926	7,523
Shares purchased	(2,968)	(24,441)
Net increase (decrease) in shares outstanding	3,930	$32,162

Year ended October 31, 2022:
Shares sold	101,067	$930,498
Shares issued in reinvestment of dividends and distributions	541	4,720
Shares purchased	(90,520)	(772,914)
Net increase (decrease) in shares outstanding	11,088	$162,304

PGIM ESG Total Return Bond Fund    59

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class C
Year ended October 31, 2023:
Shares sold	1,879	$15,055
Shares issued in reinvestment of dividends and distributions	150	1,210
Net increase (decrease) in shares outstanding	2,029	$16,265

Year ended October 31, 2022:
Shares sold	1,722	$15,000
Shares issued in reinvestment of dividends and distributions	39	336
Net increase (decrease) in shares outstanding	1,761	$15,336

Class Z
Year ended October 31, 2023:
Shares sold	27,173	$218,798
Shares issued in reinvestment of dividends and distributions	3,537	28,701
Shares purchased	(4,589)	(36,979)
Net increase (decrease) in shares outstanding	26,121	$210,520

Year ended October 31, 2022:
Shares sold	78,983	$708,502
Shares issued in reinvestment of dividends and distributions	970	8,319
Shares purchased	(32,602)	(279,078)
Net increase (decrease) in shares outstanding	47,351	$437,743

Class R6
Year ended October 31, 2023:
Shares issued in reinvestment of dividends and distributions	157,692	$1,280,790
Net increase (decrease) in shares outstanding	157,692	$1,280,790

Year ended October 31, 2022:
Shares sold	2	$472
Shares issued in reinvestment of dividends and distributions	81,539	726,075
Shares purchased	(2)	(17)
Net increase (decrease) in shares outstanding	81,539	$726,530

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a

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group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss.

PGIM ESG Total Return Bond Fund    61

Notes to Financial Statements (continued)

The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party

62

will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or

PGIM ESG Total Return Bond Fund    63

Notes to Financial Statements (continued)

may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction

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with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM ESG Total Return Bond Fund    65

Notes to Financial Statements (continued)

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

66

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

PGIM ESG Total Return Bond Fund    67

Notes to Financial Statements (continued)

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a

68

semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM ESG Total Return Bond Fund    69

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM ESG Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 30, 2021 (commencement of operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 30, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 41.10% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 75.16% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.62% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM ESG Total Return Bond Fund    71

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM ESG Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM ESG Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM ESG Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM ESG Total Return Bond Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM ESG Total Return Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and PGIM Limited (“PGIML” and together with PGIM, the “subadviser”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM ESG Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM ESG Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM (through its PGIM Fixed Income unit) and PGIML, which collectively serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM ESG Total Return Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2022. The Board considered that the Fund commenced operations on September 30, 2021, and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.

●	The Board also noted that the Fund outperformed its benchmark in the first quarter of 2023.

●	The Board considered that the Fund commenced operations on September 30, 2021, and that longer-term performance was not yet available.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.76% for Class A shares, 1.51% for Class C shares, 0.49% for Class Z shares and 0.39% for Class R6 shares through February 29, 2024.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund to develop a longer performance record and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM ESG Total Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM ESG Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG TOTAL RETURN BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAIWX	PAIYX	PAIZX	PAJBX

CUSIP	74440B785	74440B777	74440B769	74440B751

MF246E

PGIM ESG SHORT DURATION MULTI-SECTOR

BOND FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM ESG Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG Short Duration Multi-Sector Bond Fund

December 15, 2023

PGIM ESG Short Duration Multi-Sector Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	1.83	-0.72 (5/25/2022)

(without sales charges)	4.18	0.86 (5/25/2022)

Class C

(with sales charges)	2.40	0.11 (5/25/2022)

(without sales charges)	3.40	0.11 (5/25/2022)

Class Z

(without sales charges)	4.76	1.40 (5/25/2022)

Class R6

(without sales charges)	4.73	1.40 (5/25/2022)

Bloomberg US Government/Credit 1-3 Year Index

	3.23	0.61

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (May 25, 2022) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM ESG Short Duration Multi-Sector Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Government/Credit 1–3 Year Index—The Bloomberg US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/23 (%)

AAA	72.2

AA	3.2

A	10.0

BBB	9.9

BB	5.3

B	1.5

CCC	0.6

C	0.3

Not Rated	-0.1

Cash/Cash Equivalents	-2.9

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.40	5.58	0.86

Class C	0.32	4.97	-44.38

Class Z	0.44	6.17	2.08

Class R6	0.45	6.25	4.98

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM ESG Short Duration Multi-Sector Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

•

The PGIM ESG Short Duration Multi-Sector Bond Fund’s Class Z shares returned 4.76% in the 12-month reporting period that ended October 31, 2023, outperforming the 3.23% return of the Bloomberg US Government/Credit 1–3 Year Index (the Index).

What were the market conditions?

•

In the US, despite the debt ceiling debate and threats of a government shutdown, inflation that remained above the Federal Reserve’s (the Fed’s) 2% target, and geopolitical risks abroad, the economy proved resilient, posting strong growth for the third quarter of 2023 (i.e., annualized gross domestic product (GDP) of 4.9%) that was driven by consumer spending. With that stated, the durability of the third quarter’s economic momentum doesn’t appear to be repeatable. While September’s payrolls report of 336,000 jobs added came in much stronger than economists expected, October’s payrolls report of 150,000 jobs added was less than expected and provided further evidence of labor market rebalancing.

•

Over the reporting period, the Fed tightened monetary policy by an additional 225 basis points (bps). (One basis point equals 0.01%.) The 10-year/2-year US Treasury spread narrowed from –0.41% as of October 31, 2022 to –0.19% as of October 31, 2023, while the 10-year US Treasury yield rose by 79 bps to end the reporting period at 4.88%.

•

Interest rate volatility increased as markets sought to price in both the aggressive Federal Open Market Committee (FOMC) policy tightening and the potential for a hard landing. Toward the end of the reporting period, macroeconomic and market conditions raised hopes of a soft landing as the FOMC held interest rates steady, and Fed Chairman Jerome Powell acknowledged that higher yields on US Treasuries have aided in the tightening of financial conditions. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

•

In the elevated volatility environment, US investment-grade corporate spreads tightened as expectations for a hard landing dissipated, and fundamentals remained solid. US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. The emerging-markets sector posted positive total returns, and spreads tightened through October 2023. Meanwhile, agency mortgage-backed securities (MBS) posted negative returns over the reporting period, as elevated interest-rate volatility weighed on the sector over the first half of the reporting period.

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What worked?

•

The Fund’s yield curve positioning, particularly along the US Treasury curve, contributed to performance during the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•	Overall sector allocation contributed to returns, with overweights relative to the Index to CLOs, high yield, emerging markets, and investment-grade corporate bonds contributing the most.

•	Overall security selection also contributed, with positioning in CLOs, high yield, CMBS, and non-agency MBS contributing the most.

•	Within credit, positioning in technology, foreign non-corporates, and telecom contributed.

•	In individual security selection, the Fund benefited from positioning in CA Magnum Holdings (technology), the Republic of Romania, and Warner Brothers Discovery Inc. (media & entertainment).

What didn’t work?

•	During the reporting period, the Fund’s duration positioning detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	While overall sector allocation contributed, an overweight relative to the Index to MBS detracted.

•	While overall security selection contributed, positioning in emerging markets, municipal bonds, and US Treasuries detracted.

•	Within credit, positioning in electric utilities and banking detracted.

•	In individual security selection, positioning in Light Servicos De Electricidade SA (electric utilities), Mizrahi Tefahot Bank Ltd (banking), and CSC Holdings LLC (cable & satellite) detracted.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest-rate futures and swaps to help manage duration positioning and yield curve exposure, which detracted from performance. Credit default swaps and credit default swap index positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the reporting period. In addition, the Fund traded foreign-exchange derivatives, which had no impact over the reporting period.

Current outlook

•	The main forces pushing the yield curve higher are the central banks and a heavy supply of government bond issuance. In PGIM Fixed Income’s view, upward

PGIM ESG Short Duration Multi-Sector Bond Fund    9

Strategy and Performance Overview* (continued)

momentum in long-dated yields could easily continue through year-end—pushing US Treasuries toward 5% and German Bunds to 3%—and yields could go beyond those levels if fundamentals heat up again.

•

PGIM Fixed Income believes that the Fed is at or nearing the end of its aggressive tightening cycle. With inflation in the US receding, the real question is where it troughs and whether it is within an acceptable tolerance band for the Fed. After a series of hikes, the Fed once again held rates steady at the November 2023 FOMC meeting. While there were no surprises in the “higher-for-longer” interest rate messaging, it was reiterated that monetary policy works with an uncertain lag. Fed officials are increasingly expressing a desire to “wait and watch” the incoming data for signs that the effects of prior hikes transmit to the real economy and whether the October surge in market-determined rates provided the last dose of tightening in financial conditions.

•

As the economic backdrop slows and revenue growth begins to run slower than wage growth, PGIM Fixed Income expects companies will first cut hours, then wages, and then head count. If revenue growth continues to run slower than wage growth, the risk of further cuts to head count would grow—a scenario consistent with PGIM Fixed Income’s baseline US economic view whereby tight monetary, fiscal, and credit conditions slow momentum to a below-trend pace of real GDP. Under this “weakflation” scenario, PGIM Fixed Income still expects real GDP growth of between 1.0%-1.5%, inflation descending to 2.5%-3.0%, and the Fed “fine-tuning” its policy rates, with 50 bps of easing next year.

•

With the final quarter of 2023 underway, the gradual loosening of several structural anchors continues to shape PGIM Fixed Income’s economic outlook. As the anchors give way, they are affecting global regions differently, and the growing dispersion across the global economy is evident in the latest adjustments to PGIM Fixed Income’s economic scenarios. PGIM Fixed Income’s base case envisions bullish market fundamentals continuing to develop as they have in recent months, coming to the fore as a market driver moving toward and into 2024.

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term and holds allocations to structured products (CLOs and CMBS), investment-grade corporates, high yield, and emerging markets. The Fund is underweight MBS relative to the Index in favor of more attractive opportunities across spread sectors. Given the US rates repricing, PGIM Fixed Income believes there is a high bar for a more dovish repricing of the Fed versus other central banks and does not expect the US dollar weakness to continue. For now, PGIM Fixed Income is staying with its long US dollar and short Latin America and Europe biases.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM ESG Short Duration Multi-Sector Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,009.80	0.88%	$4.46
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class C	Actual	$1,000.00	$1,006.00	1.63%	$8.24
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$1,013.20	0.43%	$2.18
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19
Class R6	Actual	$1,000.00	$1,012.50	0.35%	$1.78
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 101.8%

ASSET-BACKED SECURITIES 21.1%

Collateralized Loan Obligations 21.0%
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.380%(c)	04/26/35		250	$251,601
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.994(c)	07/15/30		205	206,189
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.794(c)	01/20/32		250	249,446
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)	6.687(c)	10/20/31		250	249,222
Battalion CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1, 144A, 3 Month SOFR + 1.612% (Cap N/A, Floor 1.350%)	7.014(c)	01/17/33		250	247,893
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.757(c)	01/20/32		249	247,609
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 0.000%)	6.697(c)	04/20/31		233	232,045
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1, 144A, 3 Month SOFR + 2.230% (Cap N/A, Floor 2.230%)	7.646(c)	10/20/33		250	251,249
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.717(c)	10/20/34		250	248,849
Generate CLO Ltd. (Cayman Islands),
Series 4A, Class A1R, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 0.000%)	6.767(c)	04/20/32		241	239,717
Grosvenor Place CLO DAC (Ireland),
Series 2022-01A, Class A, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.808(c)	11/24/35	EUR	250	264,639
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.597(c)	07/18/30		176	174,848
MidOcean Credit CLO (Cayman Islands),
Series 2017-07A, Class A1R, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)	6.695(c)	07/15/29		114	113,819

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    13

Schedule of Investments (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.394%(c)	07/15/33		250	$250,872
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.777(c)	07/20/30		167	166,367
Palmer Square European CLO DAC (Ireland),
Series 2022-02A, Class A1, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)	6.165(c)	01/15/36	EUR	250	264,645
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 0.000%)	6.805(c)	07/15/31		237	235,559
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)	6.681(c)	02/20/30		194	193,158
Regatta Funding Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.827(c)	01/20/35		250	248,486
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A, 144A	— (p)	01/20/36		250	249,911
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.774(c)	07/23/33		250	248,487
Tikehau US CLO Ltd. (Bermuda),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.466(c)	07/15/34		250	250,604
TSTAT Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.300% (Cap N/A, Floor 2.300%)	7.626(c)	07/20/31		201	201,678
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.764(c)	07/17/31		229	227,020

					5,513,913

Consumer Loans 0.1%
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		19	19,038

TOTAL ASSET-BACKED SECURITIES
(cost $5,464,271)					5,532,951

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.1%
BANK,
Series 2017-BNK08, Class A3	3.229%	11/15/50	342	$306,281
Series 2022-BNK44, Class A5	5.745(cc)	11/15/55	230	221,101
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	250	222,635
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class F, 144A, 1 Month SOFR + 2.697% (Cap N/A, Floor 2.650%)	8.032(c)	05/15/36	100	98,271
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4	2.763	09/15/52	250	205,061
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month SOFR + 2.296% (Cap N/A, Floor 2.000%)	7.630(c)	05/15/35	228	220,547
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class X1, IO	1.163(cc)	07/25/26	6,127	147,780
Series K104, Class X1, IO	1.124(cc)	01/25/30	4,900	260,891
GS Mortgage Securities Trust,
Series 2019-GSA01, Class A3	2.794	11/10/52	195	162,615
ONE Mortgage Trust,
Series 2021-PARK, Class C, 144A, 1 Month SOFR + 1.214% (Cap N/A, Floor 1.100%)	6.548(c)	03/15/36	300	275,175
One New York Plaza Trust,
Series 2020-01NYP, Class AJ, 144A, 1 Month SOFR + 1.364% (Cap N/A, Floor 1.250%)	6.699(c)	01/15/36	250	231,875
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301	10/15/50	456	411,245
Wells Fargo Commercial Mortgage Trust,
Series 2021-C59, Class A4	2.343	04/15/54	200	154,340

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $3,033,382)				2,917,817

CORPORATE BONDS 25.4%

Aerospace & Defense 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	50	48,125

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    15

Schedule of Investments (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.6%
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750%	10/20/28	105	$98,700
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	75	69,757

				168,457

Auto Manufacturers 1.7%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.375	11/13/25	200	186,615
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.400	04/10/28	135	113,786
Sr. Unsec’d. Notes, SOFR + 1.200%	6.542(c)	11/17/23	21	21,002
Toyota Motor Corp. (Japan),
Sr. Unsec’d. Notes	5.275	07/13/26	130	129,425

				450,828

Auto Parts & Equipment 0.1%
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	25	20,063

Banks 9.2%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	300	236,594
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	135	124,535
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	175	139,507
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	20	19,375
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	25	25,086
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	145	126,070
Sr. Unsec’d. Notes	2.383(ff)	07/21/32	150	111,431
Sr. Unsec’d. Notes	5.798(ff)	08/10/26	50	49,483
HDFC Bank Ltd. (India),
Jr. Sub. Notes	3.700(ff)	08/25/26(oo)	200	172,102
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	10	9,612
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	375	298,436

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	6.070%(ff)	10/22/27	100	$99,870
KeyCorp,
Sr. Unsec’d. Notes, MTN	2.550	10/01/29	20	14,957
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A	3.077(ff)	04/07/31	200	166,750
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.778(ff)	07/06/29	200	195,371
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	1.512(ff)	07/20/27	125	109,722
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	325	235,165
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	50	47,868
Sr. Unsec’d. Notes	6.615(ff)	10/20/27	40	40,102
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	6.047(ff)	06/08/27	130	127,252
U.S. Bancorp,
Sr. Unsec’d. Notes	5.775(ff)	06/12/29	80	76,938

				2,426,226

Biotechnology 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes	5.600	03/02/43	40	35,658

Building Materials 0.1%
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	24	22,763

Commercial Services 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	50	46,809
ERAC USA Finance LLC,
Gtd. Notes, 144A	4.600	05/01/28	80	76,154

				122,963

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    17

Schedule of Investments (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.8%
CA Magnum Holdings (India),
Sr. Sec’d. Notes	5.375%	10/31/26	200	$174,172
NCR Atleos Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	27	26,461

				200,633

Distribution/Wholesale 0.3%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	100	84,727

Diversified Financial Services 0.2%
Capital One Financial Corp.,
Sr. Unsec’d. Notes	7.149(ff)	10/29/27	40	40,008
Navient Corp.,
Sr. Unsec’d. Notes	6.750	06/25/25	25	24,416

				64,424

Electric 2.4%
AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.400	06/01/33	70	64,970
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	5.200	10/01/28	80	78,239
Commonwealth Edison Co.,
First Mortgage	2.200	03/01/30	40	32,023
Connecticut Light & Power Co. (The),
First Mortgage, Series A	2.050	07/01/31	35	26,669
Light Servicos de Eletricidade SA/Light Energia SA (Brazil),
Gtd. Notes	4.375	06/18/26(d)	200	90,000
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	5.749	09/01/25	135	134,357
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A	4.300	05/15/28	135	127,632
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	50	42,300
Southern California Edison Co.,
First Mortgage	2.850	08/01/29	25	21,218

				617,408

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment 0.6%
Warnermedia Holdings, Inc.,
Gtd. Notes	3.755%	03/15/27	175	$161,126

Foods 0.3%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28	25	24,543
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	50	41,151

				65,694

Healthcare-Services 0.5%
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes	4.556	11/01/52	60	48,231
Sutter Health,
Unsec’d. Notes	5.164	08/15/33	22	20,545
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	75	69,385

				138,161

Insurance 0.5%
Principal Life Global Funding II,
Sec’d. Notes, 144A, MTN	5.500	06/28/28	130	125,778

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	5.450	09/15/26	35	34,554

Machinery-Diversified 0.1%
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	25	24,402

Media 1.8%
AMC Networks, Inc.,
Gtd. Notes	5.000	04/01/24	25	24,843
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.908	07/23/25	125	122,222
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/15/28	60	58,443

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    19

Schedule of Investments (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
CSC Holdings LLC,
Sr. Unsec’d. Notes	5.250%	06/01/24	125	$116,877
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	50	49,522
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	25	22,271
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	25	19,787
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	51	49,827

				463,792

Oil & Gas 1.0%
Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	300	235,551
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	25	24,619

				260,170

Packaging & Containers 0.2%
Ball Corp.,
Gtd. Notes	6.000	06/15/29	50	47,888

Pharmaceuticals 0.1%
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	25	18,692
Gtd. Notes, 144A	6.125	08/01/28	25	20,665

				39,357

Pipelines 1.2%
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.927	08/15/30	15	14,484
ONEOK, Inc.,
Gtd. Notes	4.550	07/15/28	100	93,283
Gtd. Notes	5.650	11/01/28	35	34,159

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Targa Resources Corp.,
Gtd. Notes	4.200%	02/01/33	125	$103,649
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.400	03/02/26	70	69,170

				314,745

Real Estate Investment Trusts (REITs) 0.7%
American Tower Corp.,
Sr. Unsec’d. Notes	3.375	10/15/26	80	74,053
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.250	08/01/26	25	21,561
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	100	90,345

				185,959

Retail 0.3%
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30	25	24,139
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	50	48,324

				72,463

Telecommunications 1.0%
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	25	23,250
T-Mobile USA, Inc.,
Gtd. Notes	5.050	07/15/33	140	126,485
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	5.050	05/09/33	120	109,790

				259,525

Transportation 0.5%
XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500	11/15/27	100	99,870
XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	25	23,961

				123,831

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    21

Schedule of Investments (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750%	05/24/26	50	$49,177

Water 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/28	25	22,944

TOTAL CORPORATE BONDS
(cost $7,142,446)				6,651,841

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.7%
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA01, Class B1, 144A, 30 Day
Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	7.971(c)	01/25/51	200	195,252
Series 2022-DNA01, Class M1B, 144A, 30 Day
Average SOFR + 1.850% (Cap N/A, Floor 0.000%)	7.171(c)	01/25/42	200	197,002
Series 2022-DNA02, Class M1B, 144A, 30 Day
Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.721(c)	02/25/42	200	200,375
Series 2022-DNA03, Class M1B, 144A, 30 Day
Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.221(c)	04/25/42	100	101,875

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $672,883)				694,504

U.S. GOVERNMENT AGENCY OBLIGATIONS 4.8%
Federal Home Loan Mortgage Corp.	3.000	02/01/52	110	88,137
Federal Home Loan Mortgage Corp.	5.500	12/01/52	157	148,972
Federal National Mortgage Assoc.	2.500	09/01/50	186	144,076
Federal National Mortgage Assoc.	2.500	06/01/51	211	162,766
Federal National Mortgage Assoc.	5.500	TBA	250	237,110
Federal National Mortgage Assoc.	6.000	TBA	500	486,517

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $1,290,342)				1,267,578

U.S. TREASURY OBLIGATIONS 36.7%
U.S. Treasury Notes	1.125	02/28/25	2,410	2,281,310
U.S. Treasury Notes	1.250	12/31/26	1,965	1,759,289
U.S. Treasury Notes(k)	2.500	04/30/24	665	655,181

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.625%	04/15/25	2,480	$2,389,325
U.S. Treasury Notes	2.625	05/31/27	320	296,475
U.S. Treasury Notes	4.250	12/31/24	2,290	2,260,480

TOTAL U.S. TREASURY OBLIGATIONS
(cost $9,741,931)				9,642,060

TOTAL LONG-TERM INVESTMENTS
(cost $27,345,255)				26,706,751

			Shares

SHORT-TERM INVESTMENT 1.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund
(cost $444,429)(wb)			444,429	444,429

TOTAL INVESTMENTS 103.5%
(cost $27,789,684)				27,151,180
Liabilities in excess of other assets(z) (3.5)%				(906,443)

NET ASSETS 100.0%				$26,244,737

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro
USD—US Dollar
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A—Annual payment frequency for swaps
BNP—BNP Paribas S.A.
BNYM—Bank of New York Mellon
BOA—Bank of America, N.A.
CDX—Credit Derivative Index
CGM—Citigroup Global Markets, Inc.
CLO—Collateralized Loan Obligation
CME—Chicago Mercantile Exchange
DAC—Designated Activity Company
DB—Deutsche Bank AG
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corporation
GMTN—Global Medium Term Note
ICE—Intercontinental Exchange
IO—Interest Only (Principal amount represents notional)
JPS—J.P. Morgan Securities LLC
MTN—Medium Term Note

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    23

Schedule of Investments (continued)

as of October 31, 2023

OTC—Over-the-counter
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
T—Swap payment upon termination
TBA—To Be Announced

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (oo) Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:

1	3 Month CME SOFR	Dec. 2023	$236,625	$86

2	3 Month CME SOFR	Mar. 2024	472,800	(40)

1	3 Month CME SOFR	Jun. 2024	236,563	98

1	3 Month CME SOFR	Sep. 2024	237,063	161

57	2 Year U.S. Treasury Notes	Dec. 2023	11,538,047	(40,831)

1	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	112,563	(14,054)

				(54,580)

Short Positions:

44	5 Year U.S. Treasury Notes	Dec. 2023	4,596,969	49,704

8	10 Year U.S. Treasury Notes	Dec. 2023	849,375	17,020

14	10 Year U.S. Ultra Treasury Notes	Dec. 2023	1,523,594	83,554

1	20 Year U.S. Treasury Bonds	Dec. 2023	109,438	2,686

				152,964

				$98,384

See Notes to Financial Statements.

24

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,

Expiring 11/02/23	BNYM	EUR 476	$503,261	$503,634	$373	$—

Expiring 11/02/23	BNYM	EUR 11	11,567	11,640	73	—

			$514,828	$515,274	446	—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,

Expiring 11/02/23	BNP	EUR 487	$515,961	$515,274	$687	$—

Expiring 12/04/23	BNYM	EUR 476	503,909	504,351	—	(442)

			$1,019,870	$1,019,625	687	(442)

					$1,133	$(442)

Credit default swap agreements outstanding at October 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):

International Bank for Reconstruction & Development	03/20/24	0.250%(Q)	180	0.059%	$185	$68	$117	BOA

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2023(4)	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.HY.41.V1	12/20/28	5.000%(Q)	1,070	5.161%	$8,570	$(388)	$(8,958)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    25

Schedule of Investments (continued)

as of October 31, 2023

of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:

4,345	08/31/24	5.384	%(T)	1 Day SOFR(2)(T)/ 5.350%	$—	$(2,970)	$(2,970)

848	03/08/25	4.946	%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(4,308)	(4,308)

1,060	03/09/25	5.110	%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(2,015)	(2,015)

1,917	03/10/25	5.088	%(A)	1 Day SOFR(2)(A)/ 5.350%	—	(4,490)	(4,490)

See Notes to Financial Statements.

26

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):

2,240	08/31/25	4.805	%(A)	1 Day SOFR(1)(A)/ 5.350%	$—	$11,084	$11,084

185	09/25/26	4.699	%(A)	1 Day SOFR(1)(A)/ 5.350%	34	239	205

					$34	$(2,460)	$(2,494)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreement outstanding at October 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:

ICE Bank of America 1-10 Year US Municipal Securities Index(T)	1 Day SOFR - 245bps(T)/ 2.900%	DB	09/21/24	300	$(5,643)	$—	$(5,643)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$68	$—	$117	$(5,643)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$355,670

JPS	—	295,570

Total	$—	$651,240

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    27

Schedule of Investments (continued)

as of October 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$5,513,913	$—
Consumer Loans	—	19,038	—
Commercial Mortgage-Backed Securities	—	2,917,817	—
Corporate Bonds	—	6,651,841	—
Residential Mortgage-Backed Securities	—	694,504	—
U.S. Government Agency Obligations	—	1,267,578	—
U.S. Treasury Obligations	—	9,642,060	—
Short-Term Investment
Affiliated Mutual Fund	444,429	—	—

Total	$444,429	$26,706,751	$—

Other Financial Instruments*
Assets
Futures Contracts	$153,309	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,133	—
OTC Credit Default Swap Agreement	—	185	—
Centrally Cleared Interest Rate Swap Agreements	—	11,289	—

Total	$153,309	$12,607	$—

Liabilities
Futures Contracts	$(54,925)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(442)	—
Centrally Cleared Credit Default Swap Agreement	—	(8,958)	—
Centrally Cleared Interest Rate Swap Agreements	—	(13,783)	—
OTC Total Return Swap Agreement	—	(5,643)	—

Total	$(54,925)	$(28,826)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

28

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

U.S. Treasury Obligations	36.7%
Collateralized Loan Obligations	21.0
Commercial Mortgage-Backed Securities	11.1
Banks	9.2
U.S. Government Agency Obligations	4.8
Residential Mortgage-Backed Securities	2.7
Electric	2.4
Media	1.8
Auto Manufacturers	1.7
Affiliated Mutual Fund	1.7
Pipelines	1.2
Oil & Gas	1.0
Telecommunications	1.0
Computers	0.8
Real Estate Investment Trusts (REITs)	0.7
Airlines	0.6
Entertainment	0.6
Healthcare-Services	0.5
Insurance	0.5
Transportation	0.5
Commercial Services	0.5

Distribution/Wholesale	0.3%
Retail	0.3
Foods	0.3
Diversified Financial Services	0.2
Trucking & Leasing	0.2
Aerospace & Defense	0.2
Packaging & Containers	0.2
Pharmaceuticals	0.1
Biotechnology	0.1
Lodging	0.1
Machinery-Diversified	0.1
Water	0.1
Building Materials	0.1
Auto Parts & Equipment	0.1
Consumer Loans	0.1

103.5
Liabilities in excess of other assets	(3.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—	Due from/to broker-variation margin swaps	$8,958*

Credit contracts	Premiums paid for OTC swap agreements	68	—	—

Credit contracts	Unrealized appreciation on OTC swap agreements	117	—	—

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    29

Schedule of Investments (continued)

as of October 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,133		Unrealized depreciation on OTC forward foreign currency exchange contracts	$442

Interest rate contracts	Due from/to broker-variation margin futures	153,309	*	Due from/to broker-variation margin futures	54,925	*

Interest rate contracts	Due from/to broker-variation margin swaps	11,289	*	Due from/to broker-variation margin swaps	13,783	*

Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	5,643

		$165,916			$83,751

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$41	$—	$—	$129,330

Foreign exchange contracts	—	—	(3,386)	—

Interest rate contracts	—	(55,035)	—	—

Total	$41	$(55,035)	$(3,386)	$129,330

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts		$—	$—	$(19,414)

Foreign exchange contracts		—	691	—

Interest rate contracts		104,583	—	(8,137)

Total		$104,583	$691	$(27,551)

See Notes to Financial Statements.

30

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Written (1)	$41,000

Futures Contracts - Long Positions (1)	9,504,476

Futures Contracts - Short Positions (1)	4,030,810

Forward Foreign Currency Exchange Contracts - Purchased (2)	426,349

Forward Foreign Currency Exchange Contracts - Sold (2)	845,600

Interest Rate Swap Agreements (1)	3,649,000

Credit Default Swap Agreements - Buy Protection (1)	5,509

Credit Default Swap Agreements - Sell Protection (1)	2,013,200

Total Return Swap Agreements (1)	60,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$687	$—	$687	$—	$687

BNYM	446	(442)	4	—	4

BOA	185	—	185	—	185

DB	—	(5,643)	(5,643)	—	(5,643)

	$1,318	$(6,085)	$(4,767)	$—	$(4,767)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    31

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:

Unaffiliated investments (cost $27,345,255)	$26,706,751

Affiliated investments (cost $444,429)	444,429

Foreign currency, at value (cost $3,896)	3,925

Dividends and interest receivable	178,537

Due from Manager	23,512

Due from broker—variation margin swaps	4,239

Unrealized appreciation on OTC forward foreign currency exchange contracts	1,133

Receivable for Fund shares sold	599

Unrealized appreciation on OTC swap agreements	117

Premiums paid for OTC swap agreements	68

Prepaid expenses and other assets	5,438

Total Assets	27,368,748

Liabilities

Payable for investments purchased	1,019,583

Audit fee payable	67,469

Accrued expenses and other liabilities	26,559

Unrealized depreciation on OTC swap agreements	5,643

Payable for Fund shares purchased	2,878

Directors’ fees payable	829

Unrealized depreciation on OTC forward foreign currency exchange contracts	442

Due to broker—variation margin futures	414

Distribution fee payable	106

Affiliated transfer agent fee payable	88

Total Liabilities	1,124,011

Net Assets	$26,244,737

Net assets were comprised of:

Common stock, at par	$2,733

Paid-in capital in excess of par	27,239,239

Total distributable earnings (loss)	(997,235)

Net assets, October 31, 2023	$26,244,737

See Notes to Financial Statements.

32

Class A

Net asset value and redemption price per share,
($401,401 ÷ 41,793 shares of common stock issued and outstanding)	$9.60
Maximum sales charge (2.25% of offering price)	0.22

Maximum offering price to public	$9.82

Class C

Net asset value, offering price and redemption price per share,
($24,239 ÷ 2,525 shares of common stock issued and outstanding)	$9.60

Class Z

Net asset value, offering price and redemption price per share,
($294,210 ÷ 30,626 shares of common stock issued and outstanding)	$9.61

Class R6

Net asset value, offering price and redemption price per share,
($25,524,887 ÷ 2,657,794 shares of common stock issued and outstanding)	$9.60

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    33

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,159,369
Affiliated dividend income	8,141
Unaffiliated dividend income	7,488

Total income	1,174,998

Expenses
Management fee	81,886
Distribution fee(a)	1,130
Registration fees(a)	92,369
Audit fee	67,469
Professional fees	51,075
Custodian and accounting fees	34,517
Fund data services	21,833
Shareholders’ reports	20,256
Offering fees	14,383
Directors’ fees	9,891
Transfer agent’s fees and expenses (including affiliated expense of $570)(a)	1,422
Miscellaneous	11,604

Total expenses	407,835
Less: Fee waiver and/or expense reimbursement(a)	(319,426)

Net expenses	88,409

Net investment income (loss)	1,086,589

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(377,309)
Futures transactions	(55,035)
Forward currency contract transactions	(3,386)
Options written transactions	41
Swap agreement transactions	129,330
Foreign currency transactions	(12,687)

(319,046)

Net change in unrealized appreciation (depreciation) on:
Investments	338,723
Futures	104,583
Forward currency contracts	691
Swap agreements	(27,551)
Foreign currencies	(1,633)

414,813

Net gain (loss) on investment and foreign currency transactions	95,767

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,182,356

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	890	240	—	—
Registration fees	25,650	25,550	25,150	16,019
Transfer agent’s fees and expenses	927	154	231	110
Fee waiver and/or expense reimbursement	(28,767)	(25,851)	(26,641)	(238,167)

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended October 31, 2023	May 25, 2022* through October 31, 2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,086,589	$303,084
Net realized gain (loss) on investment and foreign currency transactions	(319,046)	17,916
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	414,813	(971,208)

Net increase (decrease) in net assets resulting from operations	1,182,356	(650,208)

Dividends and Distributions
Distributions from distributable earnings
Class A	(14,822)	(888)
Class C	(803)	(260)
Class Z	(7,326)	(142)
Class R6	(1,161,438)	(358,261)

	(1,184,389)	(359,551)

Tax return of capital distributions
Class A	—	(3)
Class C	—	(1)
Class Z	—	— **
Class R6	—	(1,000)

	—	(1,004)

Fund share transactions
Net proceeds from shares sold	434,972	25,380,369
Net asset value of shares issued in reinvestment of dividends and distributions	1,184,371	360,555
Cost of shares purchased	(52,689)	(50,045)

Net increase (decrease) in net assets from Fund share transactions	1,566,654	25,690,879

Total increase (decrease)	1,564,621	24,680,116

Net Assets:
Beginning of period	24,680,116	—

End of period	$26,244,737	$24,680,116

*	Commencement of operations.
**	Less than $1.

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    35

Financial Highlights

Class A Shares
	Year Ended October 31, 2023		May 25, 2022(a) through October 31, 2022

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$9.60		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.37		0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03		(0.41)

Total from investment operations	0.40		(0.28)

Less Dividends and Distributions:

Dividends from net investment income	(0.40)		(0.12)

Tax return of capital distributions	-		(-	)(c)

Total dividends and distributions	(0.40)		(0.12)

Net asset value, end of period	$9.60		$9.60

Total Return(d):	4.18%		(2.82)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$401		$284

Average net assets (000)	$356		$57

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	0.87	%(f)	0.85	%(g)

Expenses before waivers and/or expense reimbursement	8.95%		48.86	%(g)

Net investment income (loss)	3.79%		3.09	%(g)

Portfolio turnover rate(h)	69%		23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31, 2023		May 25, 2022(a) through October 31, 2022

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$9.60		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.29		0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03		(0.40)

Total from investment operations	0.32		(0.31)

Less Dividends and Distributions:

Dividends from net investment income	(0.32)		(0.09)

Tax return of capital distributions	-		(-	)(c)

Total dividends and distributions	(0.32)		(0.09)

Net asset value, end of period	$9.60		$9.60

Total Return(d):	3.40%		(3.13)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$24		$23

Average net assets (000)	$24		$24

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.62	%(f)	1.60	%(g)

Expenses before waivers and/or expense reimbursement	109.48%		115.44	%(g)

Net investment income (loss)	2.96%		2.02	%(g)

Portfolio turnover rate(h)	69%		23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    37

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31, 2023		May 25, 2022(a) through October 31, 2022

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$9.60		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.46		0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)(c)		(0.38)

Total from investment operations	0.45		(0.26)

Less Dividends and Distributions:

Dividends from net investment income	(0.44)		(0.14)

Tax return of capital distributions	-		(-	)(d)

Total dividends and distributions	(0.44)		(0.14)

Net asset value, end of period	$9.61		$9.60

Total Return(e):	4.76%		(2.62)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$294		$10

Average net assets (000)	$145		$10

Ratios to average net assets(f):

Expenses after waivers and/or expense reimbursement	0.42	%(g)	0.39	%(h)

Expenses before waivers and/or expense reimbursement	18.83%		270.85	%(h)

Net investment income (loss)	4.74%		2.72	%(h)

Portfolio turnover rate(i)	69%		23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes certain non-recurring expenses of 0.03% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(h)	Annualized, with the exception of certain non-recurring expenses.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended October 31, 2023		May 25, 2022(a) through October 31, 2022

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$9.60		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.41		0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04		(0.38)

Total from investment operations	0.45		(0.26)

Less Dividends and Distributions:

Dividends from net investment income	(0.45)		(0.14)

Tax return of capital distributions	-		(-	)(c)

Total dividends and distributions	(0.45)		(0.14)

Net asset value, end of period	$9.60		$9.60

Total Return(d):	4.73%		(2.59)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$25,525		$24,362

Average net assets (000)	$25,064		$24,653

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	0.34	%(f)	0.32	%(g)

Expenses before waivers and/or expense reimbursement	1.29%		1.32	%(g)

Net investment income (loss)	4.25%		2.79	%(g)

Portfolio turnover rate(h)	69%		23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Short Duration Multi-Sector Bond Fund    39

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM ESG Short Duration Multi-Sector Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.
For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

40

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby

PGIM ESG Short Duration Multi-Sector Bond Fund    41

Notes to Financial Statements (continued)

the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

42

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

PGIM ESG Short Duration Multi-Sector Bond Fund    43

Notes to Financial Statements (continued)

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

44

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from

PGIM ESG Short Duration Multi-Sector Bond Fund    45

Notes to Financial Statements (continued)

counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

46

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account

PGIM ESG Short Duration Multi-Sector Bond Fund    47

Notes to Financial Statements (continued)

when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of

48

dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively, the subadviser). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.32% of average daily net assets up to $5 billion;	0.32%

0.31% of average daily net assets over $5 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year

PGIM ESG Short Duration Multi-Sector Bond Fund    49

Notes to Financial Statements (continued)

during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	0.85%

C	1.60

Z	0.39

R6	0.32

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$10	$—

C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$10,623,988	$3,629,434

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)

$—	$4,944,403	$4,499,974	$—	$—	$444,429	444,429	$8,141

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

PGIM ESG Short Duration Multi-Sector Bond Fund    51

Notes to Financial Statements (continued)

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to distribution in excess of income.

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

$13,518	$(13,518)

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$1,184,389	$—	$—	$1,184,389

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$359,551	$—	$1,004	$360,555

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$27,894,626	$110,980	$(772,261)	$(661,281)

The difference between GAAP and tax basis was primarily attributable to mark-to-market of futures contracts, swaps, and bond premium amortization and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains

52

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$328,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 55,500,000,000 shares of common stock, $0.001 par value per share, 3,500,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares

A	300,000,000

C	200,000,000

Z	1,500,000,000

R6	1,500,000,000

PGIM ESG Short Duration Multi-Sector Bond Fund    53

Notes to Financial Statements (continued)

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	1,055	2.5%

C	1,043	41.3

Z	1,062	3.5

R6	2,657,794	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	97.2%

Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2023:

Shares sold	15,755	$152,902

Shares issued in reinvestment of dividends and distributions	1,530	14,804

Shares purchased	(5,129)	(49,697)

Net increase (decrease) in shares outstanding	12,156	$118,009

Period ended October 31, 2022*:

Shares sold	29,620	$286,676

Shares issued in reinvestment of dividends and distributions	93	891

Shares purchased	(76)	(726)

Net increase (decrease) in shares outstanding	29,637	$286,841

Class C

Year ended October 31, 2023:

Shares issued in reinvestment of dividends and distributions	83	$803

Net increase (decrease) in shares outstanding	83	$803

Period ended October 31, 2022*:

Shares sold	7,552	$73,343

Shares issued in reinvestment of dividends and distributions	27	261

Shares purchased	(5,137)	(49,319)

Net increase (decrease) in shares outstanding	2,442	$24,285

54

Share Class	Shares	Amount

Class Z

Year ended October 31, 2023:

Shares sold	29,113	$282,070

Shares issued in reinvestment of dividends and distributions	758	7,326

Shares purchased	(310)	(2,992)

Net increase (decrease) in shares outstanding	29,561	$286,404

Period ended October 31, 2022*:

Shares sold	1,050	$10,489

Shares issued in reinvestment of dividends and distributions	15	142

Net increase (decrease) in shares outstanding	1,065	$10,631

Class R6

Year ended October 31, 2023:

Shares issued in reinvestment of dividends and distributions	119,970	$1,161,438

Net increase (decrease) in shares outstanding	119,970	$1,161,438

Period ended October 31, 2022*:

Shares sold	2,501,000	$25,009,861

Shares issued in reinvestment of dividends and distributions	36,824	359,261

Net increase (decrease) in shares outstanding	2,537,824	$25,369,122

*	Commencement of operations was May 25, 2022.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM ESG Short Duration Multi-Sector Bond Fund    55

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in

56

response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to

PGIM ESG Short Duration Multi-Sector Bond Fund    57

Notes to Financial Statements (continued)

do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing

58

in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt

PGIM ESG Short Duration Multi-Sector Bond Fund    59

Notes to Financial Statements (continued)

obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non- investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be

60

incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition.

PGIM ESG Short Duration Multi-Sector Bond Fund    61

Notes to Financial Statements (continued)

Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

U.S. Government and Agency Securities Risk: U.S. Government and Agency Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

62

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM ESG Short Duration Multi-Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG Short Duration Multi-Sector Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2023 and for the period May 25, 2022 (commencement of operations) through October 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year ended October 31, 2023, and the changes in its net assets and the financial highlights for the year ended October 31, 2023 and for the period May 25, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM ESG Short Duration Multi-Sector Bond Fund    63

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 57.83% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended October 31, 2023 the Fund reports the maximum amount allowable but not less than 92.95% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 32.80% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

64

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM ESG Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM ESG Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM ESG Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM ESG Short Duration Multi-Sector Bond Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM ESG Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and PGIM Limited (“PGIML”) (collectively, the “subadviser”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM ESG Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM ESG Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM (through its PGIM Fixed Income unit) and PGIML, which collectively serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM ESG Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadviser to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2022. The Board considered that the Fund commenced operations on May 25, 2022, and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

Visit our website at pgim.com/investments

impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	Latest Quarter	1 Year	3 Years	5 Years	10 Years

	1st Quartile	N/A	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-month period ended December 31, 2022.

●	The Board considered that the Fund commenced operations on May 25, 2022, and that longer-term performance was not yet available.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.39% for Class Z shares, and 0.32% for Class R6 shares through February 29, 2024.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund to develop a longer-term performance record and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM ESG Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM ESG Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGIGX	PGIJX	PGIPX	PGIKX

CUSIP	74440B744	74440B736	74440B728	74440B710

MF250E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $267,438 and $254,300, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(c) Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(d) All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures—Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	December 19, 2023